                                  STATEMENT OF
                             ADDITIONAL INFORMATION






AIM BALANCED FUND                              AIM MONEY MARKET FUND
AIM GLOBAL UTILITIES FUND                      AIM MUNICIPAL BOND FUND
AIM HIGH YIELD FUND                            AIM SELECT GROWTH FUND
AIM INCOME FUND                                AIM VALUE FUND
AIM INTERMEDIATE GOVERNMENT FUND


                              (SERIES PORTFOLIOS OF
                                AIM FUNDS GROUP)




                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                                 (713) 626-1919


                              -------------------


 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE
   READ IN CONJUNCTION WITH A PROSPECTUS FOR THE ABOVE-NAMED FUNDS, A COPY OF
     WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING A I M FUND
           SERVICES, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739.


                              -------------------


            STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 3, 1999,
                     AS REVISED OCTOBER 1, 1999 RELATING TO
              THE AIM BALANCED FUND PROSPECTUS DATED MAY 3, 1999,
          THE AIM GLOBAL UTILITIES FUND PROSPECTUS DATED MAY 3, 1999,
                          AS SUPPLEMENTED MAY 28, 1999
             THE AIM HIGH YIELD FUND PROSPECTUS DATED MAY 3, 1999,
               THE AIM INCOME FUND PROSPECTUS DATED MAY 3, 1999,
                           AS REVISED AUGUST 11, 1999
       THE AIM INTERMEDIATE GOVERNMENT FUND PROSPECTUS DATED MAY 3, 1999,
                        AS SUPPLEMENTED OCTOBER 1, 1999
            THE AIM MONEY MARKET FUND PROSPECTUS DATED MAY 3, 1999,
                           AS REVISED AUGUST 6, 1999
           THE AIM MUNICIPAL BOND FUND PROSPECTUS DATED MAY 3, 1999,
            THE AIM SELECT GROWTH FUND PROSPECTUS DATED MAY 3, 1999,
                           AS REVISED AUGUST 23, 1999
              AND THE AIM VALUE FUND PROSPECTUS DATED MAY 3, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
INTRODUCTION......................................................................................................1

GENERAL INFORMATION ABOUT THE TRUST...............................................................................1
         The Trust and its Shares.................................................................................1

PERFORMANCE INFORMATION...........................................................................................3
         Total Return Quotations..................................................................................6
         Yield Quotations.........................................................................................7

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................9
         General Brokerage Policy.................................................................................9
         Allocation of Portfolio Transactions....................................................................10
         Allocation of IPO Securities Transactions...............................................................10
         Section 28(e) Standards.................................................................................10
         Transactions with Regular Brokers.......................................................................11
         Brokerage Commissions Paid..............................................................................11
         Portfolio Turnover:  (All Funds except AIM Money Market Fund)...........................................12

INVESTMENT STRATEGIES AND RISKS..................................................................................12
         All Funds except AIM Money Market Fund..................................................................12
         AIM Money Market Fund...................................................................................13
         AIM Municipal Bond Fund.................................................................................14
         AIM High Yield Fund.....................................................................................15
         AIM Global Utilities Fund...............................................................................15
         AIM Balanced Fund.......................................................................................16
         Risk Factors Regarding Non-Investment Grade Debt Securities.............................................17
         Real Estate Investment Trusts ("REITs").................................................................17
         Lending Portfolio Securities:  All Funds................................................................18
         Short Sales:  AIM Balanced Fund and AIM High Yield Fund.................................................18
         Delayed Delivery Agreements:  All Funds.................................................................19
         When-Issued Securities:  All Funds......................................................................19
         Investments in Foreign Securities: All Funds (except AIM Intermediate Government Fund and AIM
                  Municipal Bond Fund)...........................................................................20
         Risk Factors Regarding Foreign Securities...............................................................20
         Illiquid Securities.....................................................................................21
         Rule 144A Securities....................................................................................21
         Repurchase Agreements...................................................................................22
         Reverse Repurchase Agreements...........................................................................22
         Dollar Roll Transactions: AIM Income Fund and AIM Intermediate Government Fund..........................22
         Borrowing...............................................................................................23
         Investment in Other Investment Companies................................................................23
         Temporary Defensive Investments.........................................................................23

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................23
         Introduction............................................................................................23
         General Risks of Options, Futures and Currency Strategies...............................................23
         Cover    ...............................................................................................24
         Writing Call Options....................................................................................24
         Writing Put Options.....................................................................................25
         Purchasing Put Options..................................................................................25
         Purchasing Call Options.................................................................................25
         Over-The-Counter Options................................................................................26
         Index Options...........................................................................................26

         Limitations on Options..................................................................................27
         Interest Rate, Currency and Stock Index Futures Contracts...............................................27
         Options on Futures Contracts............................................................................28
         Forward Contracts.......................................................................................28
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................28

HEDGING AND OTHER INVESTMENT TECHNIQUES..........................................................................29
         Covered Call Options....................................................................................29
         Futures Contracts.......................................................................................29
         Options on Futures Contracts............................................................................30
         Risks as to Futures Contracts and Related Options.......................................................30
         Foreign Exchange Transactions:  AIM Income Fund and AIM High Yield Fund.................................31

INVESTMENT RESTRICTIONS..........................................................................................31
         AIM Balanced Fund.......................................................................................32
         AIM Global Utilities Fund...............................................................................32
         AIM High Yield Fund.....................................................................................33
         AIM Income Fund.........................................................................................34
         AIM Intermediate Government Fund........................................................................35
         AIM Money Market Fund...................................................................................36
         AIM Municipal Bond Fund.................................................................................37
         AIM Select Growth Fund..................................................................................38
         AIM Value Fund..........................................................................................38

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................39

MANAGEMENT.......................................................................................................46
         Trustees and Officers...................................................................................46

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................51

THE DISTRIBUTION PLANS...........................................................................................55

THE DISTRIBUTOR..................................................................................................60

SALES CHARGES AND DEALER CONCESSIONS.............................................................................62

REDUCTIONS IN INITIAL SALES CHARGES..............................................................................64

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS......................................................................68

HOW TO PURCHASE AND REDEEM SHARES................................................................................70
         AIM High Yield Fund.....................................................................................71
         Backup Withholding......................................................................................71

NET ASSET VALUE DETERMINATION....................................................................................73

TAX MATTERS......................................................................................................74

DESCRIPTION OF MONEY MARKET INSTRUMENTS..........................................................................77

SHAREHOLDER INFORMATION..........................................................................................78

MISCELLANEOUS INFORMATION........................................................................................80

         Charges for Certain Account Information.................................................................80
         Audit Reports...........................................................................................81
         Legal Matters...........................................................................................81
         Custodians and Transfer Agent...........................................................................81

DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
         BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES........................................................81

RATINGS OF SECURITIES............................................................................................84

FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION

         AIM Funds Group (the "Trust") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of a fund being considered for investment. The information for AIM BALANCED FUND is included in a Prospectus dated May 3, 1999. The information for AIM GLOBAL UTILITIES FUND is included in a Prospectus dated May 3, 1999, as supplemented May 28, 1999. The information for AIM HIGH YIELD FUND is included in a Prospectus dated May 3, 1999. The information for AIM INCOME FUND is included in a Prospectus dated May 3, 1999, as revised August 11, 1999. The information for AIM INTERMEDIATE GOVERNMENT FUND is included in a Prospectus dated May 3, 1999, as supplemented October 1, 1999. The information for AIM MONEY MARKET FUND is included in a Prospectus dated May 3, 1999, as revised August 6, 1999. The information for AIM MUNICIPAL BOND FUND is included in a Prospectus dated May 3, 1999. The information for AIM SELECT GROWTH FUND is included in a Prospectus dated May 3, 1999, as revised August 23, 1999. The information for AIM VALUE FUND is included in a Prospectus dated May 3, 1999. Copies of each Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in any Fund.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses, and in order to avoid repetition, reference will be made herein to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

        The Trust was previously organized as a Massachusetts business trust pursuant to a Master Trust Agreement, dated October 30, 1984, as amended. Pursuant to agreements and plans of reorganization, the Funds were reorganized on October 15, 1993 as portfolios of AIM Funds Group, a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified open-end series management investment company. The Trust currently is organized under an Amended and Restated Agreement and Declaration of Trust, dated November 5, 1998, (the "Trust Agreement"). Each Fund is a series of shares of the Trust. The Trust currently consists of nine separate portfolios: AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND (each a "Fund" and collectively, the "Funds"). Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

        On October 15, 1993, the Funds (other than AIM BALANCED FUND and AIM MONEY MARKET FUND) succeeded to the assets and assumed the liabilities of the funds with corresponding names (the "Predecessor Funds") of AIM Funds Group, a Massachusetts business trust ("AFG"), pursuant to an Agreement and Plan of Reorganization between the Trust and AFG. Also on October 15, 1993, AIM BALANCED FUND succeeded to the assets and assumed the liabilities of AIM Convertible Securities, Inc., a Maryland corporation ("ACS"), pursuant to an Agreement and Plan of Reorganization between the Trust and ACS. Finally, on October 16, 1993, AIM MONEY MARKET FUND succeeded to the assets and assumed the liabilities of the AIM Cash Fund and AIM Money Market Fund portfolios of AFG and the AIM Money Market Fund portfolio of Short-Term Investments Co., a Massachusetts business trust ("STIC"), pursuant to an Agreement and Plan of Reorganization among the Trust, AFG and STIC. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to the Funds (or a class thereof) is that of the Predecessor Funds (or the corresponding class thereof) or ACS. However, the historical financial and other information relating to AIM MONEY MARKET FUND does not reflect information prior to October 16, 1993. Pursuant to an Amendment to the Trust Agreement, dated May 1, 1995, AIM Utilities Fund changed its name to AIM GLOBAL UTILITIES FUND. The Trust Agreement was further amended on September 25, 1995 to reflect a name change of AIM Government Securities Fund to AIM INTERMEDIATE GOVERNMENT FUND. The Trust Agreement was amended on May 1, 1997 to change the name AIM MONEY MARKET FUND Class C shares to AIM MONEY MARKET FUND AIM Cash Reserve Shares. The Trust Agreement was amended on May 1, 1998, to change the name of AIM Growth Fund to AIM SELECT GROWTH FUND. Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption, investors should consult the Prospectuses under the caption "Redeeming Shares."

        The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

        Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund, except AIM Money Market Fund, offers three separate classes of shares as follows: Class A shares, Class B shares and Class C shares. AIM MONEY MARKET FUND offers three separate classes of shares: Class B shares, Class C shares and AIM Cash Reserve Shares. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

        Class A shares (except for AIM MONEY MARKET FUND), Class B shares, Class C shares and, in the case of AIM MONEY MARKET FUND, AIM Cash Reserve Shares, of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although shareholders of Class A shares and Class B shareholders of a given Fund (AIM Cash Reserve Shares and Class B shares of AIM MONEY MARKET FUND) must approve any material increase in fees payable with respect to the Class A shares of such Fund (AIM Cash Reserve Shares of AIM MONEY MARKET FUND) under the Class A and C Plan.

        The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

        Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but which requires a separate vote of another Fund or class. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares (Class B shares to AIM Cash Reserve Shares of AIM MONEY MARKET FUND), there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

        The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

        Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

        The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any Trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, if it is determined that such person acted in good faith and reasonably believed:
(1) in the case of conduct in his official capacity for the Trust, that his conduct was in the Trust's best interests, (2) in all other cases, that his conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he had no reason to believe that his conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                             PERFORMANCE INFORMATION

        All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

        Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

        A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

        Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND.

        Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. AIM MUNICIPAL BOND FUND may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

        From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

        The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some or all of the Funds (except for AIM MONEY MARKET FUND) may participate in the initial public offering ("IPO") market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs which have a magnified impact due to the Funds' small asset base. There is no guarantee that as the Funds' assets grow, they will continue to experience substantially similar performance by investing in IPOs.

        Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age                Forbes                       Nation's Business
Barron's                       Fortune                      New York Times
Best's Review                  Hartford Courant             Pension World
Broker World                   Inc.                         Pensions & Investments
Business Week                  Institutional Investor       Personal Investor
Changing Times                 Insurance Forum              Philadelphia Inquirer
Christian Science Monitor      Insurance Week               USA Today
Consumer Reports               Investor's Daily             U.S. News & World Report
Economist                      Journal of the American      Wall Street Journal
FACS of the Week               Society of CLU & ChFC        Washington Post
Financial Planning             Kiplinger Letter             CNN
Financial Product News         Money                        CNBC
Financial Services Week        Mutual Fund Forecaster       PBS
Financial World

        Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

        Bank Rate Monitor                      Stanger
        Donoghue's                             Weisenberger
        Mutual Fund Values (Morningstar)       Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

        Standard & Poor's 400 Index
        Standard & Poor's 500 Stock Index     Bond Buyer Index
        Dow Jones Industrial Average          NASDAQ
        EAFE Index                            COFI
        Consumer Price Index                  First Boston High Yield Index
        Lehman Bond Indices


         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasuries
         30 year Treasuries
         90 day Treasury Bills

         Advertising for AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds and for AIM BALANCED FUND may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return is as follows:
                                        (n)
                                  P(1+T)   =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              T     =    average annual total return (assuming the applicable
                         maximum sales load is deducted at the beginning of the
                         1, 5, or 10 year periods).
              (n)   =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

        The average annual total returns for each of the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1998, were as follows:

                                                                               PERIODS ENDED DECEMBER 31, 1998
                                                                         ----------------------------------------
    CLASS A SHARES:                                                       1 YEAR           5 YEARS       10 YEARS
    --------------                                                       -------           -------       --------
     AIM Balanced Fund..............................................      7.10%           15.20%         15.01%
     AIM Global Utilities Fund......................................      9.63%           11.83%         13.22%
     AIM High Yield Fund............................................     -9.63%            6.17%          9.50%
     AIM Income Fund................................................     -0.07%            6.62%          9.00%
     AIM Intermediate Government Fund...............................      3.05%            5.25%          7.29%
     AIM Municipal Bond Fund........................................      0.23%            3.98%          6.84%
     AIM Select Growth Fund.........................................     20.12%           16.79%         14.24%
     AIM Value Fund.................................................     25.45%           19.92%         20.75%


         The average annual total returns for each of the named Funds, with respect to its Class B shares, for the periods ended December 31, 1998, were as follows:

                                                                               PERIODS ENDED DECEMBER 31, 1998
                                                                         ----------------------------------------
    CLASS B SHARES:                                                                                      SINCE
    --------------                                                                                       -----
                                                                          1 YEAR           5 YEARS     INCEPTION*
                                                                         -------           -------     ----------
     AIM Balanced Fund..............................................      6.53%           15.15%         13.90%
     AIM Global Utilities Fund......................................     10.14%           11.97%         10.16%
     AIM High Yield Fund............................................    -10.22%            6.11%          6.63%
     AIM Income Fund................................................     -0.69%            6.48%          5.77%
     AIM Intermediate Government Fund...............................      2.40%            5.14%          4.88%
     AIM Municipal Bond Fund........................................     -0.52%            3.85%          4.14%
     AIM Select Growth Fund.........................................     21.13%           16.87%         15.64%
     AIM Value Fund.................................................     26.70%           20.11%         19.18%

         *The inception date of the Class B shares of AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM MUNICIPAL BOND FUND and AIM SELECT GROWTH FUND, was September 1, 1993; the inception date of the Class B shares of AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND was September 7, 1993; and the inception date of the Class B shares of AIM BALANCED FUND and AIM VALUE FUND was October 18, 1993.

         The average annual total returns for AIM MONEY MARKET FUND, with respect to its Class B shares and AIM Cash Reserve Shares, for the year ended December 31, 1998 were -1.22% and 4.62%, respectively; and since inception (October 16, 1993) were 3.38% and 4.35%, respectively.

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                        (n)
                                  P(1+U)   =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              U     =    average annual total return assuming payment of only
                         a stated portion of, or none of, the applicable maximum
                         sales load at the beginning of the stated period.
              (n)   =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

        Cumulative total return across a stated period may be calculated as follows:
                                        (n)
                                  P(1+V)   =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              V          = cumulative total return assuming payment of all of, a
                         stated portion of, or none of, the applicable maximum
                         sales load at the beginning of the stated period.
              (n)   =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

     The average annual total returns for each of the Funds, with respect to its Class C shares, for the periods ended December 31, 1998, were as follows:

         CLASS C SHARES:                        PERIODS ENDED DECEMBER 31, 1998
         ---------------                        -------------------------------
                                                1 YEAR     SINCE INCEPTION*
                                                ------     ----------------
         AIM Balanced Fund                      10.60%         11.67%
         AIM Global Utilities Fund              14.09%         18.04%
         AIM High Yield Fund                    -6.78%         -1.21%
         AIM Income Fund                         3.23%          6.57%
         AIM Intermediate Government Fund        6.31%          7.84%
         AIM Money Market Fund                   2.78%          3.82%
         AIM Municipal Bond Fund                 3.36%          4.80%
         AIM Select Growth Fund                 25.07%         14.63%
         AIM Value Fund                         30.72%         21.54%

* The inception date of the Class C shares of the Funds was August 4, 1997.

YIELD QUOTATIONS

        The standard formula for calculating yield (including tax-equivalent yield for AIM MUNICIPAL BOND FUND) for each Fund except AIM MONEY MARKET FUND, as described in the Prospectuses, is as follows:

                                                     (6)
                        YIELD = 2[((a-b)/(c x d) + 1)   -1]

Where         a     =    dividends and interest earned during a stated
                         30-day period. For purposes of this calculation,
                         dividends are accrued rather than recorded on the
                         ex-dividend date. Interest earned under this formula
                         must generally be calculated based on the yield to
                         maturity of each obligation (or, if more appropriate,
                         based on yield to call date).
              b     =    expenses accrued during period (net of reimbursement).
              c     =    the average daily number of shares outstanding during
                         the period.
              d     =    the maximum offering price per share on the last day
                         of the period.

        Tax-equivalent yield for AIM MUNICIPAL BOND FUND will be calculated by dividing that portion of the yield of the Fund (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion of the yield that is not tax-exempt.

        The yields for each of the named Funds were as follows:

                                                                 30 DAYS ENDED DECEMBER 31, 1998
                                                                 -------------------------------
                                                       CLASS A SHARES      CLASS B SHARES        CLASS C SHARES
                                                       --------------      --------------        --------------
     AIM Balanced Fund...........................          2.33%                  1.68%                1.68%
     AIM Global Utilities Fund...................          2.01%                  1.39%                1.39%
     AIM High Yield Fund.........................         10.92%*                10.70%*              10.70%*
     AIM Income Fund.............................          6.49%                  6.06%                6.06%
     AIM Intermediate Government Fund............          4.81%                  4.30%                4.30%
     AIM Municipal Bond Fund.....................          3.58%**                2.99%**              2.99%**

        * The relatively high yields in this Fund, like that of other junk bond funds, reflect a substantial premium for the high default risk perceived by the market. Investors should not consider these yields a measure of income potential.

        ** The tax-equivalent yield, assuming a tax rate of 39.6%, for the Class A shares, Class B shares and Class C shares of AIM MUNICIPAL BOND FUND was 5.93%, 4.95% and 4.95%, respectively.

        The standard formula for calculating annualized yield for AIM MONEY MARKET FUND is as follows:

                              Y = V(1) - V(0) x 365
                                  -----------   ---
                                     V(0)        7


Where         Y      =     annualized yield.
              V(0)   =     the value of a hypothetical pre-existing account in
                           the Fund having a balance of one share at the
                           beginning of a stated seven-day period.
              V(1)   =     the value of such an account at the end of the
                           stated period.

        The annualized yield for each of the Class B, Class C shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1998, was 3.32%, 3.31% and 4.07%, respectively.

        The standard formula for calculating effective annualized yield for AIM MONEY MARKET FUND is as follows:
                                        (365/7)
                              EY = (Y+1)       -1

Where         EY     =     effective annualized yield.
               Y     =     annualized yield, as determined above.

        The effective annualized yield for each of the Class B, Class C shares and AIM Cash Reserve Shares of AIM MONEY MARKET FUND for the 7 days ended December 31, 1998, was 3.37%, 3.37% and 4.16%, respectively.

        For the purpose of determining the annualized yield and effective annualized yield, the net change in the value of the hypothetical AIM MONEY MARKET FUND account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged, other than non-recurring account or sales charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation or income other than investment income.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

        AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

        Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

        AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

        The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

        Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of a Fund to purchase municipal securities being publicly underwritten by such syndicate, and the Fund may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of municipal securities and be paid a fee by such issuer. Each Fund may purchase such municipal securities directly from the issuer, provided that the purchase is reviewed by the Board of Trustees and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

ALLOCATION OF PORTFOLIO TRANSACTIONS

        AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund may also be considered for purchase by one or more other AIM Funds. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM fund that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds in a manner designed to be fair and equitable for the eligible AIM Funds, and so that there is equal allocation of IPOs over the longer term. Where multiple funds are eligible, rotational participation may occur, based on the extent to which an AIM Fund has participated in previous IPOs as well as the size of the AIM Fund. Each eligible AIM Fund with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's net assets. This process continues until all of the AIM Funds in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds not receiving a full Allocation, the Allocation may be made only to certain AIM Funds so that each may receive close to or exactly 40 basis points.

         Any AIM Funds with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund.

SECTION 28(e) STANDARDS

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

        As of December 31, 1998, the following Funds entered into repurchase agreements with the following regular brokers, as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market values.


                                                                Merrill Lynch,
                                                Goldman Sachs  Pierce Fenner &
                                                    & Co.         Smith Inc.
                                                ------------    ------------
AIM Global Utilities Fund                       $ 10,092,144           --
AIM Income Fund                                   16,570,735           --
AIM Money Market Fund                            300,000,000           --
AIM Select Growth Fund                            35,047,833           --
AIM Value Fund                                   400,000,000           --


        As of December 31, 1998, AIM BALANCED FUND and AIM VALUE FUND held an amount of common stock issued by Merrill Lynch & Co. Inc. having a market value of $5,340,000, and $40,016,625.

BROKERAGE COMMISSIONS PAID

        For the year ended December 31, 1998, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND directed certain brokerage transactions to broker-dealers that provided AIM with research, statistical and other information: $58,142,369, $5,988,425, $36,056,382 and

$2,328,185,251, respectively. For the same period, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND, and AIM VALUE FUND paid the following in related brokerage commissions: $101,371, $12,534, $56,425 and $3,368,994, respectively.

        Except as noted, the Trust does not utilize an affiliated broker or dealer in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions or underwriting concessions (or both) paid by each of the Funds listed below were as follows for the years ended December 31, 1998, 1997 and 1996.

               FUND                                   1998              1997             1996
               ----                               ------------      ------------     ------------
                                                      (000)             (000)            (000)
AIM Balanced Fund..............................   $   1,328         $      726        $    357
AIM Global Utilities Fund......................         209                150             275
AIM High Yield Fund............................          14                102              87
AIM Income Fund................................          12                 28              11
AIM Intermediate Government Fund...............         -0-                -0-             -0-
AIM Municipal Bond Fund........................         -0-                -0-             -0-
AIM Select Growth Fund.........................         906              1,101             929
AIM Value Fund.................................      34,489             35,473          29,515


PORTFOLIO TURNOVER: (ALL FUNDS EXCEPT AIM MONEY MARKET FUND).

        Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables of the Fund's Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Tax Matters."


                         INVESTMENT STRATEGIES AND RISKS

        The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectuses under the headings "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund."

ALL FUNDS EXCEPT AIM MONEY MARKET FUND

        AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND invest in securities traded in the over-the-counter market or listed on a national securities exchange, while AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND generally acquire bonds in new offerings or in principal trades with broker-dealers. AIM BALANCED FUND, investing in both equity and debt securities, acquires securities in the over-the-counter market and on national securities exchanges, and acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Funds do not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security.

        A portion of each Fund's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S.

Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. Such investments generally are the type in which AIM MONEY MARKET FUND invests, generally will have maturities of 60 days or less and normally are held to maturity. None of the Funds (except AIM MONEY MARKET FUND) is limited to investing in Money Market Instruments which are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act. See "Description of Money Market Instruments." The underlying securities that are subject to a repurchase agreement will be "marked-to-market" on a daily basis so that AIM can determine the value of the securities in relation to the amount of the repurchase agreement.

     U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities. A Fund may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

     U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as FNMA). In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

AIM MONEY MARKET FUND

     The types of money market instruments in which the Fund presently invests are listed under "Description of Money Market Instruments" in this Statement of Additional Information. If the trustees determine that it may be advantageous to invest in other types of money market instruments, the Fund may invest in such instruments, if it is permitted to do so by its investment objectives, policies and restrictions.

     The Fund will limit investments in Money Market Instruments to those which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category for short-term debt obligations by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. government securities.

     The Fund will not invest in instruments maturing more than 397 days from the date of investment, and will maintain a dollar weighted average portfolio maturity of 90 days or less. The Fund must comply with the requirements of Rule 2a-7 under the 1940 Act, which govern the operations of money market funds and may be more restrictive than the Fund's restrictions. If any of the Fund's policies and restrictions are more restrictive than Rule 2a-7, such policies and restrictions will be followed.

     The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for ratings, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objectives, policies and restrictions.

     The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including, but not limited to, the following: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; authorizing redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be greater or less than $1.00 per share. If the trustees deem it inadvisable to continue the practice of maintaining a net asset value of $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

     Any increase in the value of a shareholder's investment in the Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

AIM MUNICIPAL BOND FUND

     For purposes of the Fund's investment policies and limitations, the term "municipal bonds" includes debt obligations of varying maturities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the lending of such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes. As used in this Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal bonds which is excluded from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters."

     At least 80% of the Fund's total assets will be invested in municipal securities rated within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or any other NRSRO. The Fund may invest up to 20% of its total assets in municipal securities that are rated below Baa/BBB (or a comparable rating of any other NRSRO) or that are unrated. For purposes of the foregoing percentage limitations, municipal securities (i) which have been collateralized with U.S. Government obligations held in escrow until the municipal securities' scheduled redemption date or final maturity, but (ii) which have not been rated by a NRSRO subsequent to the date of escrow collateralization, will be treated by the Fund as the equivalent of Aaa/AAA rated securities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

     Securities in which the Fund invests may be insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

AIM HIGH YIELD FUND

     The Fund seeks high income principally by purchasing securities that are rated Baa, Ba or B by Moody's, or BBB, BB or B by S&P, or securities of comparable quality in the opinion of AIM that are either unrated or rated by other NRSROs. The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or, if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds.

     The Fund will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis. The Fund does not expect to invest more than 5% of the value of its total assets in issues, other than preferred stocks, of the type discussed in this paragraph.

AIM GLOBAL UTILITIES FUND

     DESCRIPTION OF THE UTILITIES INDUSTRY

     Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

     Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging deregulation and competition.

     Electric utilities and their predominant business, electric energy generation, transmission and distribution, are undergoing fundamental changes that may materially affect their financial condition. These changes are attributable to advancements in technology, as well as deregulation of the retail sale of electric generation and other aspects of utilities' core businesses. For example, Federal law and regulations have been amended to provide for open transmission system access and competitive wholesale sales of electric generation, and various states are considering, or have adopted (including California, Illinois, Massachusetts, New Hampshire, New York, and Pennsylvania), new regulatory structures to allow access by some or all customers to energy suppliers in addition to the local utility.

     Competition in electric generation is expected to create new uncertainties in the electric utility industry. These uncertainties include future prices of electricity in both the wholesale and retail markets, potential changes in the composition of utilities' customer base and supply and demand volatility. Specifically, it is expected that state deregulation of electric generating operations will result in price pressures that will reduce the future revenues of utilities in such states. In addition, to the extent a utility loses retail customers, it may have to sell generation previously used to serve retail customers in the wholesale market. Since margins in the wholesale market are currently lower than in the retail market, this change could further reduce revenues and adversely affect the profit margins of affected utilities.

     Furthermore, the ability of utilities to compete in the retail electric generation market may be compromised by the costs of earlier investments in generation facilities such as nuclear power plants. While the trend in this area has been to allow utilities to recover such costs through the imposition of surcharges on customers' bills, not every state that deregulates its retail electric generation market may do so. It is also unknown at this time whether the existing state statutory schemes designed to address the loss of investments suffered by deregulated utilities will adequately compensate such utilities or place them in a position to effectively compete with new market entrants who are not encumbered by these investments.

     Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices.

     In addition, the gas industry is continuing to undergo structural changes in response to federal policies designed to increase competition. These policies have required interstate gas pipelines to unbundle their gas sales service from other regulated tariff services, such as transportation and storage. There are also initiatives in several states, such as Pennsylvania, to deregulate the gas industry.

     Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk related to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those imposed in the past by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

     Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

     Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

     Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues.

AIM BALANCED FUND

     Most debt securities purchased by the Fund will be rated Baa or better by Moody's or BBB or better by S&P or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or unrated securities determined by AIM to be of comparable quality.

RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES

     AIM HIGH YIELD FUND, and to a lesser extent AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM INCOME FUND and AIM MUNICIPAL BOND FUND, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

     In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

     When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

     In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     To the extent consistent with their respective investment objectives and policies, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND may each invest up to 25% of its total assets and AIM INCOME FUND and AIM HIGH YIELD FUND may each invest up to 10% of its net assets in equity and/or debt securities issued by REITs.

     REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

     To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

LENDING PORTFOLIO SECURITIES:  ALL FUNDS

     Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.


SHORT SALES:  AIM BALANCED FUND AND AIM HIGH YIELD FUND

     Each of AIM BALANCED FUND and AIM HIGH YIELD FUND may from time to time make short sales of securities which it owns or which it has the right to acquire through the conversion or exchange of other securities it owns. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will neither make short sales of securities nor maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." To secure its obligation to deliver the securities sold short, a Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company ("State Street"), an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

     Since a Fund ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio which are convertible into the securities sold short, the Fund will normally close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities which it already holds.

     A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

DELAYED DELIVERY AGREEMENTS:  ALL FUNDS

     Each Fund may purchase or sell securities on a delayed delivery basis. Delayed delivery agreements involve commitments by a Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. AIM INTERMEDIATE GOVERNMENT FUND also may engage in buy/sellback transactions (a form of delayed delivery agreement). In a buy/sellback transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund. To assure that a Fund will be as fully invested as possible in instruments meeting the Fund's investment objective, the Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. No more than 25% of a Fund's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to a Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material, or if it affects the stable net asset value of AIM MONEY MARKET FUND.

WHEN-ISSUED SECURITIES:  ALL FUNDS

     Each Fund may purchase securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of a Fund's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

     If a Fund purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the

Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such securities declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

INVESTMENTS IN FOREIGN SECURITIES: ALL FUNDS (EXCEPT AIM INTERMEDIATE GOVERNMENT FUND AND AIM MUNICIPAL BOND FUND)

     Each Fund may invest up to 25% of its total assets (up to 20% for AIM BALANCED FUND, 40% for AIM INCOME FUND, 50% for AIM MONEY MARKET FUND and 80% for AIM GLOBAL UTILITIES FUND) in foreign securities, although AIM MONEY MARKET FUND may only invest in foreign securities denominated in U.S. dollars. To the extent it invests in securities denominated in foreign currencies, each Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. Each Fund (other than AIM MONEY MARKET FUND) may invest in securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors Regarding Foreign Securities" below.


RISK FACTORS REGARDING FOREIGN SECURITIES

     Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Fund.

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets (10% of the net assets of AIM MONEY MARKET FUND) in securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Trust's Board of Trustees is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Funds and monitoring AIM's implementation of the guidelines and procedures.

RULE 144A SECURITIES

     Each of the Funds may purchase securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction of investing no more than 15% of their respective net assets (10% in the case of AIM MONEY MARKET FUND) in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that such Fund does not invest more than 15% of its net assets (10% in the case of AIM MONEY MARKET FUND) in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

     Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which the purchaser (for example, a Fund) acquires ownership of a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1 billion or with primary dealers in U.S. Government securities; however, total assets will not be the sole determinative factor, and a Fund may enter into repurchase agreements with other institutions which the Board of Trustees believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Rule 2a-7 under the 1940 Act provides that, for purposes of determining the percentage of the total assets of AIM MONEY MARKET FUND that are invested in securities of an issuer, a repurchase agreement shall be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is fully collateralized. To be fully collateralized, the collateral must among other things consist entirely of cash items, U.S. Government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined in Rule 2a-7), and the repurchase agreement must qualify under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are agreements which involve the sale of securities held by a Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS: AIM INCOME FUND AND AIM INTERMEDIATE GOVERNMENT FUND

     In order to enhance portfolio returns and manage prepayment risks, AIM INCOME FUND and AIM INTERMEDIATE GOVERNMENT FUND may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

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




     Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

BORROWING

     Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The Funds will restrict borrowings, reverse repurchase agreements and dollar roll transactions to an aggregate of 33-1/3% of each Fund's respective total assets at the time of the transaction. None of the Funds will purchase additional securities when borrowings exceed 5% of its respective total assets.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder and, if applicable, exemptive orders granted by the SEC. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

TEMPORARY DEFENSIVE INVESTMENTS

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see "Ratings of Securities" in this Statement of Additional Information.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES


     The following discussion on options, futures and currency strategies applies to AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM SELECT GROWTH FUND and AIM VALUE FUND.

INTRODUCTION

     The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

     The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

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



     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

     (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

     Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased opinion is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

     Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

     Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

     Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

     A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

     Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

     A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

     A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

     Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

     Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

     Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     The staff of the SEC considers purchased OTC options (i.e. the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

     Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

     A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

     Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

     Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

     A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

     A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

     To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                     HEDGING AND OTHER INVESTMENT TECHNIQUES


     The following discussion on hedging and other investment techniques applies to AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

COVERED CALL OPTIONS

     Each Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When a Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, a Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, a Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which a Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written.

FUTURES CONTRACTS

     In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with a Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

     Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Interest Rate Futures Contracts - Each of the Funds may purchase and sell interest rate futures contracts in order to hedge the value of their respective portfolios against changes in market conditions. An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

     Foreign Currency Futures Contracts - AIM HIGH YIELD FUND and AIM INCOME
FUND

     Futures contracts may also be used to hedge the risk of changes in the exchange rates of foreign currencies.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

     A Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

     The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

     Successful use of hedging instruments by a Fund is also subject to AIM's ability to predict correctly movements in the direction of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

     It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

     Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to segregate additional liquid assets for payment of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Funds' intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

FOREIGN EXCHANGE TRANSACTIONS:  AIM INCOME FUND and AIM HIGH YIELD FUND

     Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

     The Funds may purchase and sell options on futures contracts, forward contracts or futures contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. Each Fund's dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Funds will not speculate in foreign exchange. No Fund will commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets which it could invest in foreign securities. Further information concerning futures contracts and related options is set forth above.


                             INVESTMENT RESTRICTIONS

     Each Fund is subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

AIM BALANCED FUND

     The Fund may not:

          1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except U.S. Government securities or securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Concentrate 25% or more of its investments in a particular industry.

          3. Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities.

          4. Purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements.

          5. Purchase or sell real estate (except that this restriction does not preclude investments in companies engaged in real estate activities or in real estate investment trusts or in securities secured by real estate).

          6. Borrow money or pledge its assets except that the Fund may enter into reverse repurchase agreements and except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 33-1/3% of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may pledge amounts of up to 33-1/3% of its total assets to secure such borrowings. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

          7. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

AIM GLOBAL UTILITIES FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          4. Act as a securities underwriter.

          5. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

          6. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          7. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon for hedging purposes.

          8. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM HIGH YIELD FUND

     The Fund may not:

          1. Borrow money or issue senior securities or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          2. Make short sales of securities or maintain short positions, unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

          3. Purchase or sell real estate or interests therein, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts.

          4. Act as a securities underwriter.

          5. Purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.

          6. With respect to 75% of the value of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          7. Concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry. Gas, electric, water and telephone companies as well as banks, credit institutions, and insurance companies will be considered to be in separate industries.

          8. Make loans, except that the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets, and except that the Fund may enter into repurchase agreements.

          9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          10. Invest in puts, calls, or any combinations thereof, except, however, that the Fund may invest in financial futures contracts, purchase and sell options on financial futures contracts, may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities, and may sell covered call options.

AIM INCOME FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Concentrate 25% or more of its investments in a particular industry.

          4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          5. Act as a securities underwriter.

          6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

          7. Borrow, except that the Fund may enter into financial futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

          10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

          11. Invest in securities with unlimited liability except for assessability allowed by statutes with respect to wages.

          12. Issue senior securities except to the extent permitted by the 1940 Act, including permitted borrowing.

AIM INTERMEDIATE GOVERNMENT FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund (except U.S. Government securities including securities issued by its agencies and instrumentalities, as described under "Investment Objectives" in the Prospectus), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Concentrate 25% or more of its investments in a particular industry.

          4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.

          5. Act as a securities underwriter.

          6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

          7. Borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and except that the Fund may borrow from banks to pay for redemptions and for temporary purposes in an amount not exceeding one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          8. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          9. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon.

          10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM MONEY MARKET FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer, except (a) U.S. Government securities, including securities issued by its agencies and instrumentalities, (b) to the extent permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and (c) that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Concentrate 25% or more of its investments in a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic banks.

          3. Pledge, mortgage or hypothecate more than 33-1/3% of the total assets of the Fund, except that reverse repurchase agreements and loans of portfolio securities are not deemed to involve pledging, mortgaging or hypothecating assets.

          4. Purchase securities on margin or make short sales of securities, except as is necessary for the clearance of purchases and sales of securities.

          5. Underwrite securities (except to the extent that the purchase of securities either directly from the issuer or from an underwriter for an issuer and the later disposition of such securities may be deemed an underwriting).

          6. Make loans, except it may purchase instruments and securities permitted by the investment objectives and policies, it may invest in reverse repurchase agreements, and it may loan portfolio securities in an amount equal to one-third of its total assets.

          7. Borrow money or issue senior securities (which term shall not include delayed delivery and when-issued securities) except as a temporary measure for extraordinary or emergency purposes and except that the Fund may enter into reverse repurchase agreements in amounts, inclusive of all borrowings, up to one-third of the value of the Fund's total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) at the time it enters into such agreements. The Fund will not purchase portfolio securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          8. Invest in puts or calls or engage in arbitrage transactions.

          9. Buy or sell commodities or commodity futures contracts.

          10. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.

AIM MUNICIPAL BOND FUND

     The Fund may not:

          1. Invest less than 65% of its total assets in securities other than municipal bonds.

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order). For the purpose of this restriction and that set forth in restriction 3, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member as a separate issuer.

          3. Purchase the securities of any issuer if such purchase would cause more than 10% of the debt obligations of such issuer to be held by the Fund.

          4. Purchase securities if such purchase would cause, at the time of purchase, 25% or more of total Fund assets to be invested in any one industry. Investment in municipal bonds and obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities does not involve investment in any industry.

          5. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

          6. Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

          7. Make loans, except that it may purchase debt instruments, including repurchase agreements maturing within seven days, as permitted by the investment objective and policies of the Fund, and except that it may lend its portfolio securities provided that the value of the securities loaned does not exceed 33-1/3% of its total assets.

          8. Borrow, except that the Fund may enter into financial futures contracts and municipal bond index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a financial or a municipal bond index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          9. Invest in puts, calls, straddles, spreads or any combination thereof, except, however, that the Fund may purchase and sell options on financial futures contracts and may sell covered call options.

          10. Buy or sell commodities or commodity contracts, although the Fund may purchase and sell financial futures contracts and options thereon and municipal bond index futures contracts.

          11. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM SELECT GROWTH FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities), and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Concentrate 25% or more of its investments in a particular industry.

          4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

          5. Act as a securities underwriter.

          6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

          7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

          8. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

          9. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

AIM VALUE FUND

     The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities, including securities issued by its agencies and instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

          2. Purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          3. Concentrate 25% or more of its investments in a particular industry.

          4. Make short sales of securities or purchase securities on margin, but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon.

          5. Act as a securities underwriter.

          6. Make loans, except (a) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, (b) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, and
     (c) the Fund may lend its portfolio securities, provided that the value of the securities loaned does not exceed 33-1/3% of the Fund's total assets.

          7. Borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the amount of such borrowings) less its liabilities (excluding the amount of such borrowings) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, collateral arrangements with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.) The Fund will not purchase securities while borrowings in an amount in excess of 5% of its total assets are outstanding.

          8. Buy or sell commodities or commodity contracts, although the Fund may invest in financial futures and options thereon for hedging purposes.

          9. Invest in real estate, although the Fund may purchase securities secured by real estate or interests therein or issued by issuers which invest in real estate.

     As a non-fundamental policy, none of the Funds will invest for the purpose of influencing management or exercising control, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. As a non-fundamental policy, AIM INTERMEDIATE GOVERNMENT FUND will maintain a dollar-weighted average portfolio maturity of between three and ten years.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 1999, the trustees and officers of the Trust as a group owned less than 1% of all classes of outstanding shares of the Trust; except that the trustees and officers as a group owned 1.34% of the outstanding AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and 4.42% of the outstanding Class A shares of AIM MUNICIPAL BOND FUND.

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of April 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                                       Percent
                                                                                                      Owned of
                                                          Percent                                      Record
Name and Address of                                      Owned of                                        and
Beneficial Owner                                          Record*                                    Beneficially
----------------                                          -------                                    ------------
AIM BALANCED FUND -
     Class A shares

Merrill Lynch Pierce Fenner & Smith                        11.30%                                          - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

American Express Trust Co.                                  7.38%                                          - 0 -
FBO American Express Trust
Retirement Service Plans
1200 Northstar
West P. O. Box 534
Minneapolis, MN   55440-0534

     Class B shares

Merrill Lynch Pierce Fenner & Smith                        12.25%                                          - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                        26.84%                                          - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

AIM GLOBAL UTILITIES FUND -
     Class B shares

Merrill Lynch Pierce Fenner & Smith                         8.54%                                          - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                                                       Percent
                                                                                                      Owned of
                                                          Percent                                      Record
Name and Address of                                      Owned of                                        and
Beneficial Owner                                          Record*                                    Beneficially
----------------                                          -------                                    ------------
     Class C shares

Merrill Lynch Pierce Fenner & Smith                       7.80%                                            - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

First Clearing Corporation                                7.53%                                            - 0 -
A/C 1523-1732
Penelope R. Best
200 Magnolia Avenue
Frederick, MD   21701-4815
Frederick, MD   21701-5800

ITC Cust Rollover IRA                                     7.49%                                            - 0 -
FBO James P. Crawford
6934 Brittany Ridge Lane
Cincinnati, OH   45233-0000

AIM HIGH YIELD FUND -
     Class A shares

Merrill Lynch Pierce Fenner & Smith                       6.70%                                            - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class B shares

Merrill Lynch Pierce Fenner & Smith                      15.01%                                            - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                       Percent
                                                                                                      Owned of
                                                          Percent                                      Record
Name and Address of                                      Owned of                                        and
Beneficial Owner                                          Record*                                    Beneficially
----------------                                          -------                                    ------------
     Class C shares

Merrill Lynch Pierce Fenner & Smith                     22.29%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

Banc One Securities Corp FBO                             5.38%                                             - 0 -
The One Investment Solution
733 Greencrest Drive
Westerville, OH   43081-0000

AIM INCOME FUND -
     Class A shares

Merrill Lynch Pierce Fenner & Smith                      5.78%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class B shares

Merrill Lynch Pierce Fenner & Smith                     10.07%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                     17.58%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                       Percent
                                                                                                      Owned of
                                                          Percent                                      Record
Name and Address of                                      Owned of                                       and
Beneficial Owner                                          Record*                                    Beneficially
----------------                                          -------                                    ------------
AIM INTERMEDIATE GOVERNMENT FUND -
     Class A shares

Merrill Lynch Pierce Fenner & Smith                     12.47%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class B shares

Merrill Lynch Pierce Fenner & Smith                     29.62%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                     25.70%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

 AIM MUNICIPAL BOND FUND -
     Class B shares

Merrill Lynch Pierce Fenner & Smith                     14.50%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                     15.52%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                      Percent
                                                                                                     Owned of
                                                        Percent                                       Record
Name and Address of                                     Owned of                                        and
Beneficial Owner                                         Record*                                    Beneficially
----------------                                         -------                                    ------------
Robert A. Chernow                                       13.39%                                             - 0 -
4 Fox Run Lane
Westport, CT   06880-0000

Donaldson Lufkin Jenrette                                6.56%                                             - 0 -
Securities Corporation Inc.
P. O. Box 2052
Jersey City, NJ   07303-9998

Reagan Family Partners Ltd.                              5.21%                                             - 0 -
Robert L. Reagan Gen Partner
Dalene C. Reagan Gen Partner
125 Crestline Drive
Kerrville, TX   78028

AIM SELECT GROWTH FUND -
     Class B shares

Merrill Lynch Pierce Fenner & Smith                     16.48%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                     20.19%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

AIM VALUE FUND -
     Class A shares

Merrill Lynch Pierce Fenner & Smith                     11.81%                                             - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                                                                                       Percent
                                                                                                      Owned of
                                                          Percent                                      Record
Name and Address of                                       Owned of                                       and
Beneficial Owner                                          Record*                                    Beneficially
----------------                                          -------                                    ------------
     Class B shares

Merrill Lynch Pierce Fenner & Smith                        15.11%                                       - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

     Class C shares

Merrill Lynch Pierce Fenner & Smith                        28.19%                                       - 0 -
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246

--------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                                   MANAGEMENT

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s) and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


======================================================================================================================
                                       POSITIONS
                                       HELD WITH                   PRINCIPAL OCCUPATION DURING AT LEAST
  NAME, ADDRESS AND AGE                REGISTRANT                             THE PAST 5 YEARS
======================================================================================================================
*CHARLES T. BAUER (80)                 Trustee and         Chairman of the Board of Directors, A I M Management
                                       Chairman            Group Inc., A I M Advisors, Inc., A I M Capital
                                                           Management, Inc., A I M Distributors, Inc., A I M Fund
                                                           Services, Inc. and Fund Management Company; and
                                                           Vice Chairman and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (55)                  Trustee            Director, ACE Limited (insurance company).  Formerly,
906 Frome Lane                                             Director, President and Chief Executive Officer, COMSAT
McLean, VA 22102                                           Corporation and Chairman, Board of Governors of
                                                           INTELSAT (international communications company).
----------------------------------------------------------------------------------------------------------------------
OWEN DALY II (75)                      Trustee             Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                        Formerly, Director, CF & I Steel Corp., Monumental Life
Baltimore, MD 21210                                        Insurance Company and Monumental General Insurance
                                                           Company; and Chairman of the Board of Equitable
                                                           Bancorporation.
----------------------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (64)               Trustee             Chairman of the Board of Directors, Mercantile Mortgage
Mercantile Mortgage Corp.                                  Corp.  Formerly, Vice Chairman of the Board of Directors
P. O. Box 1477                                             and President, Mercantile-Safe Deposit & Trust Co.; and
Baltimore, MD 21203                                        President, Mercantile Bankshares.
----------------------------------------------------------------------------------------------------------------------
JACK FIELDS (47)                       Trustee             Chief Executive Officer, Texana Global, Inc. (foreign
Jetero Plaza, Suite E                                      trading company) and Twenty First Century Group, Inc.
8810 Will Clayton Parkway                                  (governmental affairs company).  Formerly, Member of
Humble, TX 77338                                           the U.S. House of Representatives.
----------------------------------------------------------------------------------------------------------------------

--------
* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

=========================================================================================================================
                                       POSITIONS
                                       HELD WITH                   PRINCIPAL OCCUPATION DURING AT LEAST
  NAME, ADDRESS AND AGE                REGISTRANT                             THE PAST 5 YEARS
=========================================================================================================================
**CARL FRISCHLING (62)                 Trustee             Partner, Kramer, Levin, Naftalis & Frankel LLP (law firm).
919 Third Avenue                                           Formerly, Partner, Reid & Priest (law firm).
New York, NY  10022
-------------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM (52)                 Trustee and         Director, President and Chief Executive Officer, A I M
                                       President           Management Group Inc.; Director and President, A I M
                                                           Advisors, Inc.; Director and Senior Vice President, A I M
                                                           Capital Management, Inc., A I M Distributors, Inc.,  A I M
                                                           Fund Services, Inc. and Fund Management Company; Director,
                                                           AMVESCAP PLC.
-------------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (48)                Trustee             Chief Executive Officer, YWCA of the U.S.A.; Commissioner,
350 Fifth Avenue, Suite 301                                New York City Department for the Aging; and Member of the
New York, NY 10118                                         Board of Directors, Metropolitan Transportation Authority
                                                           of New York State.
-------------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (56)                  Trustee             Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX 77057
-------------------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (60)                    Trustee             Executive Vice President, Development and Operations, Hines
Transco Tower, 50th Floor                                  Interests Limited Partnership (real estate development).
2800 Post Oak Blvd.
Houston, TX  77056
-------------------------------------------------------------------------------------------------------------------------
GARY T. CRUM (52)                      Senior Vice         Director and President, A I M Capital Management, Inc.;
                                       President           Director and Executive Vice President, A I M
                                                           Management Group Inc. and A I M Advisors, Inc.;
                                                           and Director, A I M Distributors, Inc. and AMVESCAP PLC.
-------------------------------------------------------------------------------------------------------------------------
CAROL F. RELIHAN (44)                  Senior Vice         Director, Senior Vice President, General Counsel and
                                       President           Secretary, A I M Advisors, Inc.; Senior Vice President,
                                       and Secretary       General Counsel and Secretary, A I M Management Group Inc.;
                                                           Director, Vice President and General Counsel, Fund Management
                                                           Company; Vice President and General Counsel, A I M Fund
                                                           Services, Inc.; and Vice President, A I M Capital Management,
                                                           Inc. and A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON (40)                    Vice President      Vice President and Fund Controller, A I M Advisors, Inc.;
                                       and Treasurer       and Assistant Vice President and Assistant Treasurer,
                                                           Fund Management Company.
-------------------------------------------------------------------------------------------------------------------------

--------
** A trustee who is an "interested person" of the Trust as defined in the 1940 Act.

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940 Act.

=================================================================================================================
                                       POSITIONS
                                       HELD WITH                   PRINCIPAL OCCUPATION DURING AT LEAST
  NAME, ADDRESS AND AGE                REGISTRANT                             THE PAST 5 YEARS
=================================================================================================================
ROBERT G. ALLEY (51)                   Vice President      Senior Vice President, A I M Capital Management, Inc.;
                                                           and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
STUART W. COCO (44)                    Vice President      Senior Vice President, A I M Capital Management, Inc.;
                                                           and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
MELVILLE B. COX (55)                   Vice President      Vice President and Chief Compliance Officer, A I M
                                                           Advisors, Inc., A I M Capital Management, Inc., A I M
                                                           Distributors, Inc., A I M Fund Services, Inc. and Fund
                                                           Management Company.
-----------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (39)                 Vice President      Senior Vice President, A I M Capital Management, Inc.;
                                                           and Vice President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------
EDGAR M. LARSEN (59)                   Vice President      Vice President, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------


         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Ms. Mathai-Davis. The Audit Committee is responsible for meeting with the Funds' auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the trustees as a whole with respect to the Funds' fund accounting or its internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Ms. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Ms. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the dis-interested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

         All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not also an officer of the Trust is compensated for his services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds, for which he serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust during the year ended December 31, 1998:



=====================================================================================================
                                                                  RETIREMENT
                                             AGGREGATE             BENEFITS               TOTAL
                                           COMPENSATION            ACCRUED             COMPENSATION
                                             FROM THE               BY ALL             FROM ALL AIM
TRUSTEE                                       TRUST(1)           AIM FUNDS(2)             FUNDS(3)
-----------------------------------------------------------------------------------------------------
Charles T. Bauer                              $      0            $       0              $      0
-----------------------------------------------------------------------------------------------------
Bruce L. Crockett                               21,693               37,485                96,000
-----------------------------------------------------------------------------------------------------
Owen Daly II                                    21,693              122,898                96,000
-----------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                             17,768                    0                78,889
-----------------------------------------------------------------------------------------------------
Jack Fields                                     21,581               15,826                95,500
-----------------------------------------------------------------------------------------------------
Carl Frischling(4)                              21,580               97,791                95,500
-----------------------------------------------------------------------------------------------------
Robert H. Graham                                     0                    0                     0
-----------------------------------------------------------------------------------------------------
John F. Kroeger(5)                              15,136              107,896                91,654
-----------------------------------------------------------------------------------------------------
Prema Mathai-Davis                               7,321                    0                32,636
-----------------------------------------------------------------------------------------------------
Lewis F. Pennock                                21,579               45,766                95,500
-----------------------------------------------------------------------------------------------------
Ian W. Robinson(6)                              21,359               94,442                94,500
-----------------------------------------------------------------------------------------------------
Louis S. Sklar                                  21,468               90,232                95,500
=====================================================================================================



-------------

(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended December 31, 1998, including amounts earned thereon, was $101,838.

(2) During the fiscal year ended December 31, 1998, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $167,488. Data reflect compensation estimated for the calendar year ended December 31, 1998.

(3) Each Trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM. Data reflect total compensation for the calendar year ended December 31, 1998.

(4) During the year ended December 31, 1998, AIM BALANCED FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND, and AIM VALUE FUND each paid $6,473, $3,992, $10,514, $4,444, $3,924, $5,530, $4,664, $4,830, and $32,680, respectively, in legal fees to Mr.
Frischling's law firm, Kramer, Levin, Naftalis & Frankel LLP for services rendered.

(5) Mr. Kroeger was a trustee until June 11, 1998, when he resigned. On that date he became a consultant to the Trust. Of the amount listed above, $8,419 was for compensation for services as a trustee and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a trustee until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such Trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Ms. Mathai-Davis are 11, 11, 0, 1, 21, 20, 17, 11, 9 and 0 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


================================================================================
                                           Annual Retirement
                   Number of Years            Compensation
                   of Service With            Paid By All
                    Applicable AIM             Applicable
                        Funds                  AIM Funds
================================================================================
                          10                     $67,500
--------------------------------------------------------------------------------
                           9                     $60,750
--------------------------------------------------------------------------------
                           8                     $54,000
--------------------------------------------------------------------------------
                           7                     $47,250
--------------------------------------------------------------------------------
                           6                     $40,500
--------------------------------------------------------------------------------
                           5                     $33,750
================================================================================

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         AIM was organized in 1976, and along with its subsidiaries, manages or advises over 125 investment portfolios encompassing a broad range of investment objectives. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Funds' principal underwriter, A I M Distributors, Inc. ("AIM Distributors"). AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management" herein.

         AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Trust, on behalf of each Fund, has entered into a Master Investment Advisory Agreement and a Master Administrative Services Agreement with AIM. The Master Investment Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees and by the affirmative vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The agreement provides that either party may terminate such agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

         Under the terms of the Master Investment Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from each of AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $200 million                                               0.50%
                 Next $300 million                                                0.40%
                 Next $500 million                                                0.35%
                 Amount over $1 billion                                           0.30%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM MONEY MARKET FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $1 billion                                                 0.55%
                 Amount over $1 billion                                           0.50%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM BALANCED FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $150 million                                               0.75%
                 Amount over $150 million                                         0.50%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM HIGH YIELD FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $200 million                                              0.625%
                 Next $300 million                                               0.550%
                 Next $500 million                                               0.500%
                 Amount over $1 billion                                          0.450%

        Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM SELECT GROWTH FUND and AIM VALUE FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $150 million                                               0.80%
                 Amount over $150 million                                        0.625%


                 Pursuant to the Master Investment Advisory Agreement, AIM receives a fee from AIM GLOBAL UTILITIES FUND calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

                         NET ASSETS                                             ANNUAL RATE
                         ----------                                             -----------
                 First $200 million                                               0.60%
                 Next $300 million                                                0.50%
                 Next $500 million                                                0.40%
                 Amount over $1 billion                                           0.30%

        The Master Investment Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of a Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees paid by such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse the Fund no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

        AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

        AIM has contractually agreed to waive a portion of its advisory fees payable by AIM VALUE FUND, so that the effective fee schedule is as follows:
0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended December 31, 1998, AIM VALUE FUND waived 0.02% in advisory fees.

        Each Fund paid to AIM the following management fees net of any expense limitations and fee waivers for the years ended December 31, 1998, 1997 and 1996:

                                                       1998          1997          1996
                                                -----------   -----------   -----------
AIM Balanced Fund ...........................   $ 9,043,320   $ 4,789,939   $ 2,151,655
AIM Global Utilities Fund ...................   $ 1,652,662     1,440,692     1,397,762
AIM High Yield Fund .........................   $17,600,312    13,632,090     9,277,005
AIM Income Fund .............................   $ 2,375,487     1,801,746     1,510,254
AIM Intermediate Government Fund ............   $ 1,611,515     1,174,166     1,188,121
AIM Money Market Fund .......................   $ 5,891,106     4,586,148     4,136,659
AIM Municipal Bond Fund .....................   $ 1,738,038     1,532,157     1,417,007
AIM Select Growth Fund ......................   $ 4,362,261     3,901,342     2,874,943
AIM Value Fund ..............................   $94,937,000    72,810,450    50,259,125

         For the fiscal years ended December 31, 1998, 1997 and 1996, AIM waived advisory fees for each Fund as follows:

                                                      1998         1997         1996
                                                ----------   ----------   ----------
AIM Balanced Fund ...........................          -0-          -0-          -0-
AIM Global Utilities Fund ...................          -0-          -0-          -0-
AIM High Yield Fund .........................          -0-          -0-          -0-
AIM Income Fund .............................          -0-          -0-          -0-
AIM Intermediate Government Fund ............          -0-          -0-          -0-
AIM Money Market Fund .......................          -0-          -0-          -0-
AIM Municipal Bond Fund .....................          -0-          -0-          -0-
AIM Select Growth Fund ......................          -0-          -0-          -0-
AIM Value Fund ..............................   $3,423,939   $2,501,999   $1,562,359

   For the fiscal years ended December 31, 1998, 1997 and 1996, AIM reimbursed expenses as follows:

                                                       1998          1997          1996
                                                -----------   -----------   -----------
AIM Balanced Fund ...........................           -0-           -0-           -0-
AIM Global Utilities Fund ...................           -0-           -0-           -0-
AIM High Yield Fund .........................           -0-           -0-           -0-
AIM Income Fund .............................           -0-           -0-           -0-
AIM Intermediate Government Fund ............           -0-           -0-           -0-
AIM Money Market Fund .......................           -0-           -0-           -0-
AIM Municipal Bond Fund .....................           -0-           -0-           -0-
AIM Select Growth Fund ......................           -0-           -0-           -0-
AIM Value Fund ..............................           -0-           -0-           -0-

        The Trust pays all expenses not specifically assumed by AIM or AIM Distributors including compensation and expenses of trustees who are not directors, officers or employees of AIM, AIM Distributors or any other affiliates of AIM Management; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Funds; taxes and corporate fees; legal fees incurred in connection with the affairs of the Funds; and expenses of meetings of shareholders and trustees.

        AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares and is reimbursed under the Master Administrative Services Agreement for the services of a principal financial officer of the Trust and his staff. The Master Administrative Services Agreement between the Trust and AIM provides that AIM may perform or arrange for the provision of certain accounting, and other administrative services to each Fund which are not required to be performed by AIM under the Master Investment Advisory Agreement. The Master Administrative Services Agreement will continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the "dis-interested" trustees, by votes cast in person at a meeting called for such purpose.

        The Funds paid AIM the following amounts, which represented the indicated annualized percentage of average net assets for such period, as reimbursement of administrative services costs for the years ended December 31, 1998, 1997 and 1996:

                                                         1998                       1997                         1996
                                             --------------------------   --------------------------    -------------------------
                                                          PERCENTAGE OF                PERCENTAGE OF                PERCENTAGE OF
                                                             AVERAGE                      AVERAGE                      AVERAGE
                                             AMOUNT PAID    NET ASSETS    AMOUNT PAID    NET ASSETS     AMOUNT PAID   NET ASSETS
                                             ------------  ------------   ------------  ------------    ------------  -----------
AIM Balanced Fund ......................     $    104,952         0.006%        87,375           .01%   $     72,493          .02%
AIM Global Utilities Fund ..............           85,383          0.03%        77,375           .03%         80,256          .03%
AIM High Yield Fund ....................          135,537         0.004%       111,767          .004%         98,734          .01%
AIM Income Fund ........................           87,349          0.02%        81,464           .02%         75,132          .02%
AIM Intermediate Government Fund .......           80,271          0.02%        70,736           .03%         71,348          .03%
AIM Money Market Fund ..................           71,394         0.007%        68,947           .01%         58,665          .01%
AIM Municipal Bond Fund ................           73,917          0.02%        70,780           .02%         71,857          .02%
AIM Select Growth Fund .................           78,567          0.01%        74,201           .01%         72,903          .02%
AIM Value Fund .........................          323,939         0.002%       225,784          .002%        196,586         .002%

         In addition, the Transfer Agency and Service Agreement between the Trust and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, provides that AFS will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.

                             THE DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A (other than AIM MONEY MARKET FUND) and Class C shares of the Funds and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND (the "Class A and C Plan"). Such plan provides that the Class A shares and AIM Cash Reserve Shares pay 0.25% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the Class A shares and AIM Cash Reserve Shares. Under the Class A and C Plan, Class C shares of the Funds pay compensation to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares (or AIM Cash Reserve Shares) of each Fund and who provide continuing personal services to their customers who own such shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. Payments pursuant to the

Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

         THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Funds (other than AIM MONEY MARKET FUND) authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances;

forwarding such reports and notices to contractholders relative to the Fund as deemed necessary; generally, facilitating communications with contractholders concerning investments in a Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the year ended December 31, 1998 (the period from January 1, 1998 to December 21, 1998 for Class A shares of AIM MONEY MARKET FUND), the various classes of the Funds paid to AIM Distributors the following amounts pursuant to the Plans:

                                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                                --------------  --------------  --------------
AIM Balanced Fund ...........................     $ 2,440,180     $ 6,948,906     $   627,014
AIM Global Utilities Fund ...................         467,750       1,019,004          15,320
AIM High Yield Fund .........................       4,521,613      18,264,587         760,766
AIM Income Fund .............................         932,865       1,670,317          99,616
AIM Intermediate Government Fund ............         478,781       1,359,570         248,197
AIM Money Market Fund .......................       1,160,113       1,767,568         176,383
AIM Municipal Bond Fund .....................         806,482         568,813          50,355
AIM Select Growth Fund ......................         701,677       3,710,226          42,675
AIM Value Fund ..............................      19,005,948      79,819,281       1,114,428

         For the year ended December 31, 1998, the AIM Cash Reserve Shares of AIM MONEY MARKET FUND paid $1,049,453 to AIM Distributors pursuant to the Class A and C Plan.

         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds under the Class A and C Plan during the year ended December 31, 1998 (the period from January 1, 1998 to December 21, 1998 for Class A shares of AIM MONEY MARKET FUND), was as follows:

                                                                     PRINTING                       COMPENSATION
                                                  ADVERTISING     AND MAILING       SEMINARS        TO DEALERS
                                                  -----------     -----------       --------        ----------
AIM Balanced Fund................................  $  99,666       $   9,616       $   22,858      $ 2,308,041
AIM Global Utilities Fund.......................       6,557             659            1,554          458,980
AIM High Yield Fund..............................    109,499          10,787           26,313        4,375,014
AIM Income Fund..................................     32,335           3,123            7,626          889,781
AIM Intermediate Government Fund................       8,043             788            1,898          468,052
AIM Money Market Fund............................    146,276          15,756           37,870          960,211
AIM Municipal Bond Fund..........................     27,777           2,720            6,594          769,391
AIM Select Growth Fund...........................     18,874           1,867            4,510          676,426
AIM Value Fund...................................    394,122          38,540           92,138       18,481,148


         During the year ended December 31, 1998, an estimate by category of the allocation of actual fees paid by AIM Cash Reserve Shares of AIM MONEY MARKET FUND under the Class A and C Plan was as follows: $307,945 was spent on advertising, $29,796 was spent on printing and mailing, $74,507 was spent on seminars and $637,205 was spent on compensation to dealers.

         An estimate by category of the allocation of actual fees paid by the Funds under the Class B Plan during the year ended December 31, 1998, was as follows:

                                                                                  COMPENSATION      COMPENSATION
                                                      PRINTING AND                     TO                TO
                                        ADVERTISING      MAILING     SEMINARS     UNDERWRITERS         DEALERS
                                        -----------      -------     --------     ------------         -------
AIM Balanced Fund.....................  $  583,437   $    57,022  $   135,438       $ 5,211,679     $  961,330
AIM Global Utilities Fund.............      26,495         2,620        6,551           764,253        219,085
AIM High Yield Fund...................   1,180,350       114,512      238,567        13,698,440      3,032,718
AIM Income Fund.......................     120,921        11,847       27,234         1,252,738        257,577
AIM Intermediate Government Fund......      87,316         8,125       19,346         1,019,678        225,105
7AIM Money Market Fund................      99,083         9,464       22,897         1,325,676        310,448
AIM Municipal Bond Fund...............      32,948         3,136        7,466           426,609         98,654
AIM Select Growth Fund................      96,972         9,591       22,478         2,782,669        798,516
AIM Value Fund........................   2,894,592       282,924      676,397        59,864,461     16,100,907

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds under the Class A and C Plan during the year ended December 31, 1998, was as follows:

                                                                                  COMPENSATION      COMPENSATION
                                                      PRINTING AND                     TO                TO
                                        ADVERTISING      MAILING     SEMINARS     UNDERWRITERS         DEALERS
                                        -----------      -------     --------     ------------         -------
AIM Balanced Fund......................  $  25,897     $   2,517     $  5,549       $   379,261     $  213,791
AIM Global Utilities Fund..............      2,492             0            0            10,490          2,338
AIM High Yield Fund....................     67,640         6,744       15,979           497,574        172,829
AIM Income Fund........................      9,450           935        2,225            66,712         20,294
AIM Intermediate Government Fund.......      6,798           702        1,500            53,148        186,049
AIM Money Market Fund..................      4,587           436        1,212            97,287         72,861
AIM Municipal Bond Fund................      6,281           455          842            33,766          9,011
AIM Select Growth Fund.................      3,062           303            0            26,006         13,304
AIM Value Fund.........................    114,784        11,052       26,531           743,821        218,240


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees.

         The Plans may be terminated by the vote of a majority of the Independent Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will
(i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: The Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.25% of average daily net assets of each Fund's Class A shares and AIM Cash Reserve Shares as compared to 1.00% of such assets of each Fund's Class B and Class C shares; (ii) the Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         The Trust has entered into master distribution agreements relating to the Funds (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of Class A, Class B and Class C shares of the Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it requires a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of a Fund and its Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreements relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years ended December 31, 1998, 1997 and 1996:

                                                     1998                          1997                            1996
                                        ---------------------------     ---------------------------     ---------------------------
                                           SALES          AMOUNT           SALES           AMOUNT          SALES           AMOUNT
                                          CHARGES        RETAINED         CHARGES         RETAINED        CHARGES         RETAINED
                                        -----------     -----------     -----------     -----------     -----------     -----------
AIM Balanced Fund .................     $ 6,719,092     $ 1,172,743     $ 4,100,493     $   672,146     $ 3,212,414     $   611,603
AIM Global Utilities Fund .........         407,940          71,338         376,255          57,864         545,746          95,058
AIM High Yield Fund ...............      10,554,990       1,822,464      12,115,351       2,043,967      10,452,011       1,965,594
AIM Income Fund ...................       1,727,399         340,185       1,158,790         203,261       1,346,651         248,078
AIM Intermediate Government Fund ..       1,129,232         196,016         648,578         116,124       1.056,724         204,498
AIM Money Market Fund .............       1,738,598         347,757       2,470,808         443,904       3,696,001         736,782
AIM Municipal Bond Fund ...........         556,829         100,100         480,346          87,434         624,162         122,269
AIM Select Growth Fund ............         778,128         136,229         895,672         143,669       1,266,626         219,373
AIM Value Fund ....................      30,111,088       4,259,204      31,118,672       4,660,735      46,277,225       7,792,991

         The following chart reflects the contingent deferred sales charges paid by Class A and Class B shareholders for the years ended December 31, 1998, 1997 and 1996, and by Class C shareholders for the year ended December 31, 1998 and for the period from August 4, 1997 through December 31, 1997:

                                                                          1998              1997           1996
                                                                   -----------     -------------   ------------
AIM Balanced Fund............................................      $   106,255     $      99,075   $     50,028
AIM Global Utilities Fund....................................           71,709            88,250        145,184
AIM High Yield Fund..........................................          660,651           581,549        976,702
AIM Income Fund..............................................           99,010            45,242         65,445
AIM Intermediate Government Fund.............................          108,148           131,697         82,525
AIM Money Market Fund........................................          905,887           344,545        211,316
AIM Municipal Bond Fund......................................           48,077            44,830         49,906
AIM Select Growth Fund.......................................          105,783           109,547        105,215
AIM Value Fund...............................................        1,498,642         1,752,662      1,988,299

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Advisor MultiFlex Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM European Development Fund, AIM Europe Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Growth Fund, AIM Mid Cap Equity Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                              Dealer
                                                                            Concession
                                            Investor's Sales Charge        ------------
                                         -----------------------------         As a
                                             As a              As a         Percentage
                                           Percentage       Percentage       of the
                                         of the Public      of the Net        Public
 Amount of Investment in                    Offering         Amount          Offering
   Single Transaction                        Price          Invested          Price
 -----------------------                  -----------      ----------      ----------
             Less than $    25,000           5.50%           5.82%           4.75%
$ 25,000 but less than $    50,000           5.25            5.54            4.50
$ 50,000 but less than $   100,000           4.75            4.99            4.00
$100,000 but less than $   250,000           3.75            3.90            3.00
$250,000 but less than $   500,000           3.00            3.09            2.50
$500,000 but less than $ 1,000,000           2.00            2.04            1.60

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                              Dealer
                                                                            Concession
                                            Investor's Sales Charge        ------------
                                         -----------------------------         As a
                                             As a              As a         Percentage
                                           Percentage       Percentage       of the
                                         of the Public      of the Net        Public
 Amount of Investment in                    Offering         Amount          Offering
   Single Transaction                        Price          Invested          Price
 -----------------------                  -----------      ----------      ----------
             Less than $    50,000            4.75%           4.99%             4.00%
$ 50,000 but less than $   100,000            4.00            4.17              3.25
$100,000 but less than $   250,000            3.75            3.90              3.00
$250,000 but less than $   500,000            2.50            2.56              2.00
$500,000 but less than $ 1,000,000            2.00            2.04              1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                              Dealer
                                                                            Concession
                                            Investor's Sales Charge        ------------
                                         -----------------------------         As a
                                             As a              As a         Percentage
                                           Percentage       Percentage       of the
                                         of the Public      of the Net        Public
 Amount of Investment in                    Offering         Amount          Offering
   Single Transaction                        Price          Invested          Price
 -----------------------                  -----------      ----------      ----------
             Less than $  100,000              1.00%           1.01%            0.75%
$100,000 but less than $  250,000              0.75            0.76             0.50
$250,000 but less than $1,000,000              0.50            0.50             0.40

        There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

        ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

        In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

        AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

        AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

        Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B Shares or Class C shares are considered sales of such Class B shares or Class C shares for purposes of the sales charges and dealer concessions discussed above.

        AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

        Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

        The term "purchaser" means:

        o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

        o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

               a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

               b. each transmittal must be accompanied by a single check or wire transfer; and

               c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

        o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

        o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

        o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund, and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (I) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the AIM Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain other funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

          o    AIM Management and its affiliates, or their clients;

          o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

          o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

          o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

          o    Purchases through approved fee-based programs;

          o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

          o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

          o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

          o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

          o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

          o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

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
          o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

                 CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) a one-time reinvestment in Class B shares of a Fund within 180 days of a prior redemption; (4) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;
(5) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (6) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (7) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (8) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (9) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Advisor MultiFlex Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares in Categories I and II purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares in Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A description of the manner in which shares of the Funds may be purchased appears in the Prospectus under the headings "Purchasing Shares - How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are listed under the caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in each Prospectus under the caption "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the caption "Redeeming Shares - How to Redeem Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.

         For AIM Money Market Fund: The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the


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




securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         For all other Funds: The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         For example, at the close of business on December 31, 1998, AIM VALUE FUND - Class A shares had 219,528,926 shares outstanding, net assets of $8,823,093,519 and a net asset value per share of $40.19. The offering price, therefore, was $42.53.

AIM HIGH YIELD FUND

         Variable Annuity Contracts--Currently, shares of AIM HIGH YIELD FUNd may be purchased at net asset value by the Life Insurance Company of North America ("LINA") under an arrangement whereby the shares will serve as an underlying investment medium for certain variable annuity contracts previously issued by LINA.

         The basic objective of the variable annuity contracts is to provide individuals with retirement benefits through net purchase payment accumulations and annuity payments which are based upon the performance of AIM HIGH YIELD FUND or other available funds. The contracts allow their owners and participants to defer federal income tax ("FIT") payments on contract investment accumulations until annuity payments begin. The annuity payment options generally provide for lifetime annuity payments based upon the life of the named annuitant (and joint annuitant, if applicable). Such payments may be made for a guaranteed minimum number of years. Certain charges are made in connection with the sale of the contracts.

         The LINA contracts are no longer being issued except that existing owners, participants and, in some cases, new participants under existing group contracts under certain tax-qualified plans, may continue to make contributions under the contract. Persons who wish to receive additional information concerning investment in AIM HIGH YIELD FUND through LINA's variable annuity contracts are urged to read the LINA prospectus which describes them. LINA variable annuity information and a prospectus may be obtained by writing to INA Security Corporation, 601 Walnut Street, Ninth Floor, Philadelphia, Pennsylvania 19102, or by calling (215) 351-3121.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund, or

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         3. the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         5. the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

         Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.



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          NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

          For AIM Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that Class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

          The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Performance Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

          The valuation of portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. These rules require, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Trustees to be "Eligible Securities" (as defined in Rule 2a-7 under the 1940 Act) and to present minimal credit risk to the Fund.

          The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

          The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

          For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event

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




the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. Net asset value per share is determined by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

          Each equity security held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued [on the basis of] [at] amortized cost, which approximates market value.

          Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

          Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                                   TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

          Each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. Accordingly, each Fund must, among other things, generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such



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stock, securities or currencies. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

          As a RIC, each Fund will generally not be subject to FIT on its income and gains distributed to shareholders if it currently distributes the sum of (i) at least 90% of its investment company taxable income (net investment taxable income and the excess of net short-term capital gains over net long-term capital losses) for the taxable year and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) (the "Distribution Requirement"). Distributions made by a Fund during its taxable year, or under certain circumstances within 12 months after the end of its taxable year, will be considered distributions made during the taxable year and will therefore satisfy the Distribution Requirement.

          Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

          Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, each Fund must distribute: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (except that any foreign currency gain or loss occurring after October 31 shall be taken into account the following year), (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31, and (3) all ordinary income and capital gains from previous calendar years that were not distributed during such years. Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders on December 31 in the year declared as long as the Fund pays the dividends no later than January 31 of the following year.

          The Code and the regulations promulgated thereunder are subject to change, and interpretations of the Code and the regulations may be modified or affected at any time by Congress, the Department of the Treasury or judicial decision. It should be noted that any such change could be applied retroactively.

          All Funds except AIM MONEY MARKET FUND: Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends received-deduction.

          Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for FIT purposes. Code Section 1256 further characterizes 60% of any capital gain or loss with respect to such futures and options contracts as long-term capital gain (taxable to

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noncorporate shareholders at 20%) or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          The Funds may have invested in certain foreign currency transactions, the gain or loss from which may be subject to taxation as ordinary income or loss under Code Section 988.

          For federal income tax purposes, exercise of the reinstatement privilege with respect to Class A shares of a Fund that have not been held for more than ninety days may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge that would otherwise be imposed upon reinvestment.

          AIM BALANCED FUND and AIM HIGH YIELD FUND: These Funds may engage in certain hedging transactions (such as short sales "against the box") that may result in "constructive sales" of offsetting appreciated positions under section 1259 of the Code. In the event of such a constructive sale, a Fund will be deemed to recognize gain as if the offsetting position were sold or otherwise terminated at its fair market value and will take such gain into account in the taxable year in which the appreciated position was hedged unless the closed transaction exception applies.

          AIM GLOBAL UTILITIES FUND: Pursuant to the investment objectives of the Fund, the Fund may invest in foreign securities. Dividends and interest received by the Fund with respect to these investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits to the extent allowed against their United States income taxes subject to certain provisions and limitations contained in the Code. If the election is made, the Fund will report annually to its shareholders the amount per share of such withholding taxes. Please note that such foreign tax credits are non-refundable and therefore cannot be claimed by certain retirement accounts and other persons not otherwise subject to United States income taxation.

          AIM MUNICIPAL BOND FUND: With respect to interest income that is exempt from FIT, the Fund intends to comply with Section 852(b)(5) of the Code, which enables distributions of tax-exempt income to retain their character when distributed to shareholders as an exempt interest dividend. Each year, the Fund provides shareholders a statement indicating the amount of distribution that is exempt from FIT. Some or all of the interest that the Fund receives from municipal securities might become taxable by law or determined by the Internal Revenue Service to be taxable. This statement also provides a breakdown showing the percentage of such income that came from each state. In addition, the Fund reports for FIT purposes any net realized capital gains and any ordinary income from the Fund's short-term holdings. Further, the Fund also reports certain interest from "Qualified Private Activity Bonds" which shareholders may be required to include in the alternative minimum tax calculation.

          The Tax Reform Act of 1986 (the "1986 Act") divided municipal debt obligations into three categories, only one of which ("Public Purpose Bonds") bears interest which is exempt from both the regular income tax and the alternative minimum tax as it applies to individuals. For corporations, some or all of the income from Public Purpose Bonds would be includable in the corporate alternative minimum tax base. Of the other two categories ("Qualified Private Activity Bonds" and "Private Activity Bonds"), for both individuals and corporations, Qualified Private Activity Bonds bear interest which is excluded from income for purposes of the regular income tax but must generally be included in the alternative minimum tax base, and Private Activity Bonds are taxable under both the regular and alternative minimum taxes. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the alternative minimum tax.

          The 1986 Act also applied limitations on the issuance of bonds whose proceeds are used by organizations exempt from tax under Code Section 501(c)(3), as well as general limitations on the amount of Qualified Private Activity Bonds governmental units may issue.

          The 1986 Act limitations on tax-exempt bonds apply generally to bonds issued after August 16, 1986. The private activity bond rules are generally applicable to bonds issued on or after September 1, 1986, with the alternative minimum tax rules applicable generally to bonds issued on or after August 7, 1986. AIM MUNICIPAL BOND FUND intends to limit its investments in Qualified Private Activity Bonds and taxable securities to no more than 20% of its total assets in any given year, consistent with its stated investment objective.

          Original issue discount on tax-exempt bonds is accrued as tax-exempt interest (except for a portion thereof in the case of certain stripped tax-exempt bonds), and is included in the tax basis of the security for capital gain and loss computation purposes. Any gain or loss from the sale or other disposition of a tax-exempt security is generally treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security.

          Interest on indebtedness incurred by shareholders (including financial institutions) will not be deductible for FIT purposes to the extent that the money was used to purchase or carry tax-exempt securities. The purchase of Fund shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Fund shares. Further, persons who are "substantial users" (or persons related thereto) of facilities financed by private activity bonds should consult their own tax advisor before purchasing Fund shares.

          The exemption of interest income for FIT purposes does not necessarily result in exemption under state and local laws. Shareholders should consult their tax advisors as to the treatment of such income under state and local laws.



                     DESCRIPTION OF MONEY MARKET INSTRUMENTS

          AIM MONEY MARKET FUND will limit its investments to those securities which at the time of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Subsequent to its purchase by AIM MONEY MARKET FUND, a security may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the disposition of the security by the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security.

          U.S. GOVERNMENT DIRECT OBLIGATIONS: Bills, notes and bonds issued by the U.S. Treasury.

          U.S. GOVERNMENT AGENCIES SECURITIES: Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

          BANKER'S ACCEPTANCES: A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

          CERTIFICATES OF DEPOSIT: A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

          TIME DEPOSITS: A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

          COMMERCIAL PAPER: The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

          REPURCHASE AGREEMENTS: A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government, including mortgage-backed securities issued by U.S. Government agencies) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

          MASTER NOTES: Demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice. The notes may be secured or unsecured.

          VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.


                             SHAREHOLDER INFORMATION

          This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

          TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

          SHARE CERTIFICATES. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

          SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

          Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B



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




or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

          Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

          TERMS AND CONDITIONS OF EXCHANGES. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

          EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

          By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

          REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the



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




telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

          SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

          Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

          DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

          For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

          Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

          Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

          Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

          The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.



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AUDIT REPORTS

          The Board of Trustees will issue to shareholders semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, Houston, Texas 77002, currently serves as the auditors of each Fund.

LEGAL MATTERS

          Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIANS AND TRANSFER AGENT

          State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110 is custodian of all securities and cash of the Funds, except AIM MUNICIPAL BOND FUND, for which the Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, is the custodian. Under its respective contract with the Trust, each Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. A I M Fund Services, Inc. (a wholly owned subsidiary of AIM), P.O. Box 4739, Houston, Texas 77210-4739 acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodians and the Transfer Agent such compensation as may be agreed upon from time to time.

          Chase Bank of Texas, N. A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

          Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Company (and certain other AIM Funds), First Data Investor Service Group and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).


                 DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

          AIM INTERMEDIATE GOVERNMENT FUND may invest in "Agency Securities," which include some or all of those listed below. The following list does not purport to be an exhaustive list of all Agency Securities, and the Fund reserves the right to invest in Agency Securities other than those listed below.

          EXPORT-IMPORT BANK CERTIFICATES are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

          FEDERAL HOME LOAN BANK NOTES AND BONDS are notes and bonds issued by the Federal Home Loan Bank System.

          FHA DEBENTURES are debentures issued by the Federal Housing Administration of the U.S. Government.

          FHA INSURED NOTES are bonds issued by the Farmers Home Administration of the U.S. Government.

          FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

          FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consist of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

          FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS are bonds issued and guaranteed by the Federal National Mortgage Association, a federally chartered and privately-owned corporation.

          FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

          Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

          Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loans must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

          All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing or administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, and under FNMA supervision. FNMA may remove service providers for cause.

          The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

          The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.



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          FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pool market Certificates based on a pro rata interest in the aggregate pool. The amounts of FNMA Certificates currently outstanding is limited.

          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

          The Portfolio will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

          The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

          As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

          As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

          The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Portfolio.

          Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

          GENERAL SERVICES ADMINISTRATION PARTICIPATION CERTIFICATES are participation certificates issued by the General Services Administration of the U.S. Government.




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          MARITIME ADMINISTRATION BONDS are bonds issued and provided by the
Department of Transportation of the U.S. Government.

          NEW COMMUNITIES DEBENTURES are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

          PUBLIC HOUSING NOTES AND BONDS are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

          SBA DEBENTURES are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

          SLMA DEBENTURES are debentures backed by the Student Loan Marketing Association.

          TITLE XI BONDS are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

          WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.


                              RATINGS OF SECURITIES

          The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P, Fitch IBCA, Inc. ("Fitch") and Duff & Phelps:

                              MOODY'S BOND RATINGS

          Moody's describes its ratings for corporate bonds as follows:

          AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


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          BA: Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

          AAA: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


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          CAA: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                         MOODY'S SHORT-TERM LOAN RATINGS

          Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



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                        MOODY'S COMMERCIAL PAPER RATINGS

          Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


                                S&P BOND RATINGS

          S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.




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                                S&P DUAL RATINGS

          S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

          The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                           S&P MUNICIPAL NOTE RATINGS

          An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

          Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:   Speculative capacity to pay principal and interest.


                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.




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D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.


                       FITCH INVESTMENT GRADE BOND RATINGS

          Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

          Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.



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CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.


                                 RATINGS OUTLOOK

          An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.


                      FITCH SPECULATIVE GRADE BOND RATINGS

          Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

          Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.




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DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

                            FITCH SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                         DUFF & PHELPS LONG-TERM RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.




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BB+, BB AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearages.

                        DUFF & PHELPS SHORT-TERM RATINGS

D - 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D - 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D - 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D - 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D - 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D - 4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D - 5: Issuer failed to meet scheduled principal and/or interest payments.

                              FINANCIAL STATEMENTS











                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Balanced Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
DOMESTIC BONDS & NOTES-24.70%

AIRLINES-1.19%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19   $    500,000   $      525,315
---------------------------------------------------------------
America West Airlines, Inc.,
  Pass Through Ctfs., 6.86%,
  07/02/04                           5,867,515        5,854,020
---------------------------------------------------------------
American Airlines, Equipment
  Trust, 9.90%, 01/15/11             2,955,000        3,817,239
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16              5,000,000        5,744,950
---------------------------------------------------------------
  Medium Term Notes, 8.52%,
    01/30/04                         2,000,000        2,247,440
---------------------------------------------------------------
Northwest Airlines Corp., Pass
  Through Ctfs., 7.248%,
  07/02/14                           4,698,876        4,810,638
---------------------------------------------------------------
United Air Lines, Inc., Pass
  Thru Ctfs., 9.56%, 10/19/18        3,750,000        4,602,375
---------------------------------------------------------------
                                                     27,601,977
---------------------------------------------------------------

AUTOMOBILES-0.24%

General Motors Corp., Deb.,
  8.80%, 03/01/21                      400,000          505,972
---------------------------------------------------------------
Rocs Series CHR-1998-1,
  Collateral Trust, 6.50%,
  08/01/18(a) (Acquired
  05/19/98; Cost $4,949,750)         5,000,000        5,141,650
---------------------------------------------------------------
                                                      5,647,622
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.04%

Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                     800,000          838,544
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.68%

Bankers Trust New York Corp.,
  Unsec. Sub. Notes, 7.50%,
  11/15/15                           3,000,000        3,157,440
---------------------------------------------------------------
Chase Manhattan Corp., Unsec.
  Sub Notes, 6.375%, 04/01/08        4,400,000        4,551,228
---------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Unsec. Sub. Deb., 6.70%,
  12/13/06                           3,500,000        3,688,265
---------------------------------------------------------------
First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35         3,330,000        3,654,209
---------------------------------------------------------------
  Sub. Notes, 6.375%, 01/15/09         800,000          832,280
---------------------------------------------------------------
                                                     15,883,422
---------------------------------------------------------------

BANKS (REGIONAL)-1.64%

HSBC Americas Inc., Unsec. Sub.
  Notes, 7.00%, 11/01/06             5,430,000        5,663,979
---------------------------------------------------------------
Marshall & Ilsley-Series D,
  Medium Term Notes, 6.43%,
  10/15/02                           4,000,000        4,115,800
---------------------------------------------------------------
Mercantile Bancorp Inc.,
  Sub. Notes, 6.375%, 01/15/04         700,000          716,464
---------------------------------------------------------------
  Unsec. Sub. Notes, 7.30%,
    06/15/07                         7,500,000        8,219,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BANKS (REGIONAL)-(CONTINUED)

Signet Banking Corp., Sub.
  Notes, 7.80%, 09/15/06          $  5,000,000   $    5,631,700
---------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Deb.,
  7.375%, 07/15/15                   5,000,000        5,348,900
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                           7,500,000        8,379,075
---------------------------------------------------------------
                                                     38,075,168
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.16%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 8.35%,
  06/20/20(b)                       15,000,000        3,846,600
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.97%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27             3,400,000        4,266,796
---------------------------------------------------------------
  Unsec. Unsub. Notes, 6.20%,
    11/15/08                         2,750,000        2,804,945
---------------------------------------------------------------
CSC Holdings, Inc.,
  Sr. Unsec. Deb., 7.625%,
    07/15/18                         3,100,000        3,174,152
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.875%,
    12/15/07                         4,200,000        4,430,160
---------------------------------------------------------------
TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05             2,000,000        2,255,140
---------------------------------------------------------------
USA Networks, Inc., Sr. Notes,
  6.75%, 11/15/05(a)
  (Acquisition 11/30/98; Cost
  $5,615,344)                        5,600,000        5,614,896
---------------------------------------------------------------
                                                     22,546,089
---------------------------------------------------------------

CHEMICALS-0.90%

Airgas Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,841,504
---------------------------------------------------------------
Solutia Inc., Sr. Unsec. Deb.,
  6.72%, 10/15/37                    7,480,000        7,599,680
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,500,000        6,593,470
---------------------------------------------------------------
                                                     21,034,654
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.24%

Monsanto Co., Deb., 6.50%,
  12/01/18(a) (Acquired
  12/04/98; Cost $5,477,010)         5,500,000        5,538,335
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.21%

Millennium America Inc., Co.
  Guaranty Notes, 7.00%,
  11/15/06                           5,000,000        4,934,550
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.38%

Comverse Technology Inc., Conv.
  Unsec. Sub. Debs, 4.50%,
  07/01/05                           7,000,000        8,855,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
COMPUTERS (HARDWARE)-0.37%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(a) (Acquisition
  04/17/98-11/03/98; Cost
  $9,245,000)                     $  9,500,000   $    8,550,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.81%

Network Associates Inc., Conv.
  Unsec. Sub. Deb., 4.00%,
  02/12/18(b)                       15,000,000        9,225,000
---------------------------------------------------------------
Veritas Software Corp., Conv.
  Unsec. Sub. Notes, 5.25%,
  11/01/04                           6,000,000        9,697,500
---------------------------------------------------------------
                                                     18,922,500
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.22%

American Greetings, Unsec.
  Notes, 6.10%, 08/01/28             4,930,000        5,099,986
---------------------------------------------------------------

CONSUMER FINANCE-0.90%

Beneficial Corp.-Series H,
  Medium Term Notes, 6.94%,
  12/15/06                           4,750,000        5,015,572
---------------------------------------------------------------
Commercial Credit Co.,
  Putable Notes, 6.625%,
    06/01/15                         2,000,000        2,066,660
---------------------------------------------------------------
  Putable Notes, 7.875%,
    02/01/25                         4,000,000        4,728,080
---------------------------------------------------------------
Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02               500,000          530,290
---------------------------------------------------------------
Ford Motor Credit, Notes, 6.75%,
  08/15/08                             800,000          862,208
---------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02         4,175,000        4,659,216
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                   3,000,000        3,192,120
---------------------------------------------------------------
                                                     21,054,146
---------------------------------------------------------------

ELECTRIC COMPANIES-2.33%

Arizona Public Service Co.,
  Notes, 6.25%, 01/15/05             5,000,000        5,132,200
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 7.375%, 11/15/00            3,500,000        3,521,980
---------------------------------------------------------------
Commonwealth Edison Co., First
  Mortgage Notes, 7.50%,
  07/01/13                           7,000,000        7,915,320
---------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%, 02/01/06           4,750,000        5,350,875
---------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           4,000,000        4,542,280
---------------------------------------------------------------
Niagara Mohawk Power Corp.,
  First Mortgage Notes, 9.25%,
    10/01/01                         3,630,000        3,932,923
---------------------------------------------------------------
  First Mortgage Notes, 6.625%,
    07/01/05                         7,200,000        7,443,504
---------------------------------------------------------------
  Series G Sr. Unsec. Notes,
    7.75%, 10/01/08                  4,300,000        4,700,330
---------------------------------------------------------------
UtiliCorp United, Inc., Sr.
  Unsec. Notes, 6.70%, 10/15/06      3,000,000        3,117,090
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

Western Resources Inc.,
  Sr. Unsec. Notes, 6.25%,
    08/15/03                      $  1,925,000   $    1,963,038
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.125%,
    08/01/09                         6,000,000        6,531,600
---------------------------------------------------------------
                                                     54,151,140
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.05%

Raytheon Co., Deb., 7.20%,
  08/15/27                           1,000,000        1,085,900
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.21%

Amkor Technology, Inc., Conv.
  Unsec. Sub. Notes, 5.75%,
  05/01/03                           5,000,000        4,950,000
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.11%

EMCOR Group, Inc., Conv. Unsec.
  Sub. Notes, 5.75%, 04/01/05        3,000,000        2,568,750
---------------------------------------------------------------

ENTERTAINMENT-0.78%

Time Warner, Inc.,
  Deb., 9.125%, 01/15/13             9,070,000       11,406,523
---------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26       6,400,000        6,733,056
---------------------------------------------------------------
                                                     18,139,579
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.05%

Associates Corp. of North
  America,
  Series B Sr. Deb., 7.95%,
    02/15/10                         5,900,000        6,827,539
---------------------------------------------------------------
  Sr. Deb., 6.95%, 11/01/18          3,500,000        3,724,910
---------------------------------------------------------------
BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                    4,000,000        4,124,120
---------------------------------------------------------------
Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                      150,000          155,466
---------------------------------------------------------------
Citigroup, Inc., Deb., 6.625%,
  01/15/28                           5,000,000        4,936,750
---------------------------------------------------------------
Finova Capital Corp., Unsec.
  Notes, 7.40%, 05/06/06             3,750,000        3,945,975
---------------------------------------------------------------
General Electric Capital Corp.,
  Deb., 8.30%, 09/20/09                500,000          609,740
---------------------------------------------------------------
                                                     24,324,500
---------------------------------------------------------------

FOODS-0.85%

ConAgra, Inc.,
  Sr. Notes, 6.70%, 08/01/27         7,500,000        7,867,500
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.125%,
    10/01/26                         7,000,000        7,479,080
---------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35             4,000,000        4,422,400
---------------------------------------------------------------
                                                     19,768,980
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.45%

Atrix Labs Inc., Conv. Sub.
  Notes, 7.00%, 12/01/04(a)
  (Acquired 11/21/97-03/03/98;
  Cost $3,055,000)                   3,000,000        2,122,500
---------------------------------------------------------------
Elan Finance Corp., Conv. Gtd.
  Sub. Notes, 3.25%,
  12/14/18(a)(b) (Acquired
  12/08/98; Cost $7,834,965)        14,930,000        8,398,125
---------------------------------------------------------------
                                                     10,520,625
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-0.17%

Tenet Healthcare Corp., Sr.
  Unsec. Notes, 8.00%, 01/15/05   $  3,750,000   $    3,849,713
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.13%

Alternative Living Services,
  Conv. Sub. Deb., 5.25%,
  12/15/02                           2,500,000        3,090,625
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.33%

Beckman Coulter, Sr. Unsec. Gtd.
  Notes, 7.45%, 03/04/08             5,700,000        5,798,553
---------------------------------------------------------------
Boston Scientific, Unsec. Notes,
  6.625%, 03/15/05                   2,000,000        1,950,260
---------------------------------------------------------------
                                                      7,748,813
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.09%

Res-Care Inc., Conv. Sub. Notes,
  6.00%, 12/01/04(a) (Acquired
  11/18/97; Cost $1,500,000)         1,500,000        2,075,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.28%

Sun Life Canada Capital Trust,
  Gtd. Notes, 8.526%,
  05/29/49(a) (Acquired
  11/05/98; Cost $2,338,097)         2,225,000        2,415,037
---------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                           4,000,000        4,158,080
---------------------------------------------------------------
                                                      6,573,117
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.58%

Florida Windstorm, Sr. Notes,
  6.85%, 08/25/07(a) (Acquired
  09/05/97; Cost $7,498,875)         7,500,000        7,899,053
---------------------------------------------------------------
USF&G Corp., Gtd. Bonds, 8.47%,
  01/10/27                           5,000,000        5,615,550
---------------------------------------------------------------
                                                     13,514,603
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.44%

Merrill Lynch & Co., Inc.,
  Unsec. Notes, 6.875%, 11/15/18     9,950,000       10,280,141
---------------------------------------------------------------

LODGING-HOTELS-0.24%

Hilton Hotels Corp., Sr. Unsec.
  Notes, 7.20%, 12/15/09             5,000,000        4,970,550
---------------------------------------------------------------
ITT Corp., Unsec. Deb., 7.375%,
  11/15/15                             750,000          638,100
---------------------------------------------------------------
                                                      5,608,650
---------------------------------------------------------------

NATURAL GAS-1.19%

Enron Corp.,
  Notes, 6.75%, 08/01/09             9,080,000        9,441,112
---------------------------------------------------------------
  Sr. Sub. Deb., 6.75%, 07/01/05       800,000          825,880
---------------------------------------------------------------
Ferrellgas Partners, Series B
  Sr. Sec. Gtd. Notes, 9.375%,
  06/15/06                           1,000,000        1,005,000
---------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                    6,350,000        6,700,203
---------------------------------------------------------------
National Fuel Gas Co., Series D
  Medium Term Notes, 6.303%,
  05/27/08                           8,600,000        8,886,552
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
NATURAL GAS-(CONTINUED)

PanEnergy Corp., Notes, 7.875%,
  08/15/04                        $    750,000   $      823,478
---------------------------------------------------------------
                                                     27,682,225
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.14%

R & B Falcon Corp.,
  Sr. Notes, 9.50%, 12/15/08(a)
    (Acquired 12/17/98; Cost
    $1,000,000)                      1,000,000        1,005,000
---------------------------------------------------------------
  Series B Sr. Unsec. Notes,
    6.95%, 04/15/08                  2,500,000        2,171,425
---------------------------------------------------------------
                                                      3,176,425
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.49%

Louis Dreyfus Natural Gas,
  Notes, 6.875%, 12/01/07            5,000,000        4,839,350
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Bonds, 7.00%, 03/15/27             4,000,000        4,188,480
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26        2,500,000        2,413,475
---------------------------------------------------------------
                                                     11,441,305
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.33%

Quaker State Corp., Notes,
  6.625%, 10/15/05                   2,840,000        2,929,971
---------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                           4,450,000        4,708,723
---------------------------------------------------------------
                                                      7,638,694
---------------------------------------------------------------

PERSONAL CARE-0.18%

Alberto-Culver Corp., Unsec.
  Deb., 6.375%, 06/15/28             4,000,000        4,191,520
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.41%

AES Corp.,
  Sr. Sub. Notes, 10.25%,
    07/15/06                         1,000,000        1,082,500
---------------------------------------------------------------
  Sr. Sub. Notes, 8.375%,
    08/15/07                         3,000,000        3,030,000
---------------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds, 9.82%,
  12/07/22                           1,357,348        1,842,152
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20(a)
  (Acquired 04/30/98; Cost
  $3,508,645)                        3,500,000        3,495,013
---------------------------------------------------------------
                                                      9,449,665
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.52%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13     4,900,000        6,116,033
---------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                         5,450,000        5,924,804
---------------------------------------------------------------
                                                     12,040,837
---------------------------------------------------------------

RAILROADS-0.32%

CSX Corp.-Series C, Medium Term
  Notes, 6.80%, 12/01/28             4,000,000        3,990,000
---------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37             3,000,000        3,387,660
---------------------------------------------------------------
                                                      7,377,660
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REAL ESTATE INVESTMENT
  TRUST-0.30%

Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.625%, 03/15/08  $  2,300,000   $    2,219,431
---------------------------------------------------------------
Spieker Properties LP, Unsec.
  Deb., 7.35%, 12/01/17              5,250,000        4,825,537
---------------------------------------------------------------
                                                      7,044,968
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.17%

Ingram Micro Inc., Conv. Deb.,
  5.375%, 06/09/18(a)(b)
  (Acquired 06/04/98; Cost
  $3,981,070)                       11,500,000        3,996,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.09%

J.C. Penney Co., Inc., Series A
  Medium Term Notes, 6.50%,
  06/15/02                           2,015,000        2,055,219
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.24%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03             5,330,000        5,607,213
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.53%

Choice Hotels International,
  Inc., Sr. Unsec. Gtd. Sub.
  Notes, 7.125%, 05/01/08            2,000,000        2,071,654
---------------------------------------------------------------
Equity Corp. International
  Conv. Unsec. Sub. Deb., 4.50%,
    12/31/04                         1,500,000        1,798,125
---------------------------------------------------------------
Equity Corp. International
  Conv. Unsec. Sub. Deb., 4.50%,
    12/31/04(a) (Acquired
    02/19/98-02/20/98; Cost
    $2,501,250)                      2,500,000        2,996,875
---------------------------------------------------------------
Protection One, Inc., Sr. Notes,
  7.375%, 08/15/05(a) (Acquired
  08/12/98; Cost $5,487,790)         5,500,000        5,552,470
---------------------------------------------------------------
                                                     12,419,124
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.41%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           3,700,000        4,516,313
---------------------------------------------------------------
May & Speh, Inc., Sub. Notes,
  5.25%, 04/01/03                    3,000,000        5,062,500
---------------------------------------------------------------
                                                      9,578,813
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.14%

Personnel Group of America,
  Inc., Conv. Sub. Notes, 5.75%,
  07/01/04(a) (Acquired
  06/17/97; Cost $2,750,000)         2,750,000        3,169,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.17%

Global Telesystems Group,
  Conv. Sr. Sub. Deb., 5.75%,
    07/01/10                         4,185,000        4,723,819
---------------------------------------------------------------
  Sr. Sub. Notes, 8.75%,
    06/30/00                         2,550,000        7,184,625
---------------------------------------------------------------
MCI Communications Corp.,
  Putable Sr. Unsec. Deb.,
    7.125%, 06/15/27                 5,280,000        5,615,280
---------------------------------------------------------------
  Sr. Unsec. 6.50%, 04/15/10         5,000,000        5,257,750
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.875%, 11/15/28    $  4,150,000   $    4,324,964
---------------------------------------------------------------
                                                     27,106,438
---------------------------------------------------------------

TELEPHONE-0.80%

Alltel Corp., Unsec. Deb.,
  7.00%, 03/15/16                    1,500,000        1,614,585
---------------------------------------------------------------
GTE Florida, Inc., Unsec. Deb.,
  6.86%, 02/01/28                    4,750,000        5,154,842
---------------------------------------------------------------
GTE North Inc. Series G Unsec.
  Deb., 6.73%, 02/15/28              3,000,000        3,222,930
---------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.375%, 07/15/43                   7,930,000        8,653,375
---------------------------------------------------------------
                                                     18,645,732
---------------------------------------------------------------

WASTE MANAGEMENT-0.23%

WMX Technologies, Inc., Unsec.
  Putable Notes, 7.10%, 08/01/26     5,200,000        5,445,596
---------------------------------------------------------------
    Total Domestic Bonds & Notes
      (Cost $550,095,856)                           574,746,413
---------------------------------------------------------------

                                     SHARES
DOMESTIC COMMON STOCKS-42.20%
BANKS (MONEY CENTER)-0.72%

BankAmerica Corp.                       88,948        5,347,999
---------------------------------------------------------------
Chase Manhattan Corp. (The)            120,000        8,167,500
---------------------------------------------------------------
First Union Corp.                       53,830        3,273,537
---------------------------------------------------------------
                                                     16,789,036
---------------------------------------------------------------

BANKS (REGIONAL)-0.86%

Bank United Corp.-Class A              110,000        4,317,500
---------------------------------------------------------------
CNBT Bancshares, Inc.                  170,000        1,678,750
---------------------------------------------------------------
Colorado Business Bankshares,
  Inc.(c)                              150,000        1,631,250
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(c)                              270,600        4,836,975
---------------------------------------------------------------
Sterling Bancshares, Inc.              300,000        4,462,500
---------------------------------------------------------------
TCF Financial Corp.                    130,000        3,144,375
---------------------------------------------------------------
                                                     20,071,350
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.31%

Coca-Cola Co. (The)                     60,000        4,012,500
---------------------------------------------------------------
PepsiCo, Inc.                           80,000        3,275,000
---------------------------------------------------------------
                                                      7,287,500
---------------------------------------------------------------
BIOTECHNOLOGY-0.64%
Biogen, Inc.(c)                         75,000        6,225,000
---------------------------------------------------------------
Genzyme Corp.(c)                       175,000        8,706,250
---------------------------------------------------------------
                                                     14,931,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.13%

CBS Corp.(c)                           280,000        9,170,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(c)           145,000        7,141,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications Inc.(c)       275,000   $    9,951,562
---------------------------------------------------------------
                                                     26,262,812
---------------------------------------------------------------

BUILDING MATERIALS-0.17%

Group Maintenance America
  Corp.(c)                             325,000        3,940,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.29%

ADC Telecommunications, Inc.(c)        140,000        4,865,000
---------------------------------------------------------------
ANTEC Corp.(c)                         275,000        5,534,375
---------------------------------------------------------------
Brightpoint, Inc.(c)                   220,000        3,025,000
---------------------------------------------------------------
Lucent Technologies, Inc.              110,000       12,100,000
---------------------------------------------------------------
Tellabs, Inc.(c)                        65,000        4,456,562
---------------------------------------------------------------
                                                     29,980,937
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.40%

Compaq Computer Corp.                  240,000       10,065,000
---------------------------------------------------------------
Dell Computer Corp.(c)                 160,000       11,710,000
---------------------------------------------------------------
International Business Machines
  Corp.                                 37,000        6,835,750
---------------------------------------------------------------
Sun Microsystems, Inc.(c)               46,000        3,938,750
---------------------------------------------------------------
                                                     32,549,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.08%

Ascend Communications, Inc.(c)         180,000       11,835,000
---------------------------------------------------------------
Cisco Systems, Inc.(c)                 144,000       13,365,000
---------------------------------------------------------------
                                                     25,200,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.49%

EMC Corp.(c)                           135,000       11,475,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.18%

America Online, Inc.(c)(d)             194,000       31,040,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                   75,000        3,196,875
---------------------------------------------------------------
Engineering Animation, Inc.(c)          85,000        4,590,000
---------------------------------------------------------------
HBO & Co.                              200,000        5,737,500
---------------------------------------------------------------
HNC Software Inc.(c)                    45,000        1,819,687
---------------------------------------------------------------
ISS Group, Inc.(c)                     100,000        5,500,000
---------------------------------------------------------------
Microsoft Corp.(c)                      40,000        5,547,500
---------------------------------------------------------------
Platinum Technology, Inc.(c)           150,000        2,868,750
---------------------------------------------------------------
Sterling Commerce, Inc.(c)              90,000        4,050,000
---------------------------------------------------------------
U.S. Web Corp.(c)                      369,000        9,732,375
---------------------------------------------------------------
                                                     74,082,687
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.12%

Blyth Industries, Inc.(c)               87,500        2,734,375
---------------------------------------------------------------

CONSUMER FINANCE-0.32%

SLM Holding Corp.                      155,000        7,440,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.38%

Cardinal Health, Inc.                  117,500        8,915,313
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-0.44%

General Electric Co.                   100,000   $   10,206,250
---------------------------------------------------------------
Sensormatic Electronics Corp.            4,392           30,469
---------------------------------------------------------------
                                                     10,236,719
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.27%

Quanta Services, Inc.(c)               289,500        6,387,094
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.45%

Applied Materials, Inc.(c)              80,000        3,415,000
---------------------------------------------------------------
Intel Corp.                             60,000        7,113,750
---------------------------------------------------------------
                                                     10,528,750
---------------------------------------------------------------

ENTERTAINMENT-0.30%

Walt Disney Co. (The)                  230,000        6,900,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.34%

American Express Co.                    53,000        5,419,250
---------------------------------------------------------------
CIT Group, Inc. (The)                   93,700        2,980,831
---------------------------------------------------------------
Citigroup Inc.                         161,999        8,018,951
---------------------------------------------------------------
FINOVA Group, Inc.                      50,000        2,696,875
---------------------------------------------------------------
Fannie Mae                             160,000       11,840,000
---------------------------------------------------------------
Freddie Mac                            130,000        8,376,875
---------------------------------------------------------------
Heller Financial, Inc.                 170,000        4,993,750
---------------------------------------------------------------
Medallion Financial Corp.              350,000        5,009,375
---------------------------------------------------------------
MGIC Investment Corp.                   50,000        1,990,625
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        45,000        3,195,000
---------------------------------------------------------------
                                                     54,521,532
---------------------------------------------------------------

FOODS-0.73%

Balance Bar Co.(c)                     190,000        2,042,500
---------------------------------------------------------------
Keebler Foods Co.(c)                   207,000        7,788,375
---------------------------------------------------------------
Ralston-Ralston Purina Group           220,000        7,122,500
---------------------------------------------------------------
                                                     16,953,375
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.47%

Abbott Laboratories                     65,000        3,185,000
---------------------------------------------------------------
American Home Products Corp.           106,000        5,969,125
---------------------------------------------------------------
Bristol-Myers Squibb Co.                56,000        7,493,500
---------------------------------------------------------------
Johnson & Johnson                       70,000        5,871,250
---------------------------------------------------------------
Warner-Lambert Co.                     155,000       11,654,062
---------------------------------------------------------------
                                                     34,172,937
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.51%

Barr Laboratories, Inc.(c)              81,100        3,892,800
---------------------------------------------------------------
Forest Laboratories, Inc.(c)           150,000        7,978,125
---------------------------------------------------------------
                                                     11,870,925
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.31%

Lilly (Eli) & Co.                       90,000        7,998,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Merck & Co., Inc.                       50,500   $    7,458,219
---------------------------------------------------------------
Pfizer Inc.                             70,000        8,780,625
---------------------------------------------------------------
Schering-Plough Corp.                  112,000        6,188,000
---------------------------------------------------------------
                                                     30,425,594
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.42%

New American Healthcare Corp.(c)       360,000        4,027,500
---------------------------------------------------------------
Province Healthcare Co.(c)             110,000        3,946,250
---------------------------------------------------------------
Tenet Healthcare Corp.(c)               65,000        1,706,250
---------------------------------------------------------------
                                                      9,680,000
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.78%

Assisted Living Concepts,
  Inc.(c)                              350,000        4,593,750
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)       260,000       13,487,500
---------------------------------------------------------------
                                                     18,081,250
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.83%

Arterial Vascular Engineering,
  Inc.(c)                              120,000        6,300,000
---------------------------------------------------------------
Baxter International Inc.              105,000        6,752,813
---------------------------------------------------------------
Becton, Dickinson & Co.                156,400        6,676,325
---------------------------------------------------------------
Guidant Corp.                           55,000        6,063,750
---------------------------------------------------------------
Medtronic, Inc.                        125,000        9,281,250
---------------------------------------------------------------
VISX, Inc.(c)                           85,000        7,432,187
---------------------------------------------------------------
                                                     42,506,325
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.73%

Boron, LePore & Associates,
  Inc.(c)                              100,000        3,450,000
---------------------------------------------------------------
MAXIMUS, Inc.(c)                       160,300        5,931,100
---------------------------------------------------------------
Omnicare, Inc.                         115,000        3,996,250
---------------------------------------------------------------
Pentegra Dental Group, Inc.(c)          17,000           42,500
---------------------------------------------------------------
Quintiles Transnational Corp.(c)        68,000        3,629,500
---------------------------------------------------------------
                                                     17,049,350
---------------------------------------------------------------

HOUSEHOLD FURN. &
  APPLIANCES-0.27%

Ethan Allen Interiors, Inc.            150,900        6,186,900
---------------------------------------------------------------
HOUSEHOLD PRODUCTS (NON-DURABLES)-0.29%
Colgate-Palmolive Co.                   29,000        2,693,375
---------------------------------------------------------------
Procter & Gamble Co. (The)              45,000        4,109,062
---------------------------------------------------------------
                                                      6,802,437
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.76%

Conseco, Inc.                           50,000        1,528,125
---------------------------------------------------------------
Equitable Companies, Inc.               85,000        4,919,375
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        7,236,250
---------------------------------------------------------------
ReliaStar Financial Corp.               85,000        3,920,625
---------------------------------------------------------------
                                                     17,604,375
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.69%

American Bankers Insurance
  Group, Inc.                           50,000        2,418,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-(CONTINUED)

CIGNA Corp.                             54,000   $    4,174,875
---------------------------------------------------------------
Lincoln National Corp.                  75,000        6,135,938
---------------------------------------------------------------
MONY Group, Inc.(c)                    107,400        3,362,962
---------------------------------------------------------------
                                                     16,092,525
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.71%

Everest Reinsurance Holdings,
  Inc.                                 135,000        5,256,563
---------------------------------------------------------------
Progressive Corp.                       48,000        8,130,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        100,000        3,100,000
---------------------------------------------------------------
                                                     16,486,563
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.23%

Merrill Lynch & Co., Inc.               80,000        5,340,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.16%

Federated Investors, Inc.-Class
  B                                    206,400        3,741,000
---------------------------------------------------------------

LAND DEVELOPMENT-0.12%

Silverleaf Resorts, Inc.(c)            300,000        2,793,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.26%

Coach USA, Inc.(c)                     174,800        6,063,375
---------------------------------------------------------------

LODGING-HOTELS-0.35%

Carnival Corp.-Class A                 130,000        6,240,000
---------------------------------------------------------------
Crestline Capital Corp.(c)              12,500          182,813
---------------------------------------------------------------
Host Marriott Corp.(c)                 125,000        1,726,563
---------------------------------------------------------------
                                                      8,149,376
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.27%

Tyco International Ltd.                 82,000        6,185,875
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.71%

Superior TeleCom Inc.                  230,000       10,867,500
---------------------------------------------------------------
USEC Inc.                              400,000        5,550,000
---------------------------------------------------------------
                                                     16,417,500
---------------------------------------------------------------

METAL FABRICATORS-0.10%

Metals USA(c)                          229,000        2,232,750
---------------------------------------------------------------

NATURAL GAS-0.69%

Columbia Energy Group                   37,500        2,165,625
---------------------------------------------------------------
Energen Corp.                          137,800        2,687,100
---------------------------------------------------------------
Enron Corp.                             85,000        4,850,313
---------------------------------------------------------------
Williams Companies, Inc. (The)         207,000        6,455,812
---------------------------------------------------------------
                                                     16,158,850
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.16%

Halliburton Co.                        122,000        3,614,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.27%

Conoco Inc.-Class A(c)                 300,000        6,262,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL (INTERNATIONAL
  INTEGRATED)-0.31%

Exxon Corp.                             65,000   $    4,753,125
---------------------------------------------------------------
Mobil Corp.                             27,000        2,352,375
---------------------------------------------------------------
                                                      7,105,500
---------------------------------------------------------------

PERSONAL CARE-0.53%

Avon Products, Inc.                    108,000        4,779,000
---------------------------------------------------------------
Gillette Co.                           154,000        7,440,125
---------------------------------------------------------------
                                                     12,219,125
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.51%

AES Corp.(c)                           156,000        7,390,500
---------------------------------------------------------------
CalEnergy Co., Inc.(c)                 130,000        4,509,375
---------------------------------------------------------------
                                                     11,899,875
---------------------------------------------------------------

PUBLISHING-0.10%

Meredith Corp.                          63,100        2,389,912
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.46%

Alexandria Real Estate Equities,
  Inc.                                 220,000        6,806,250
---------------------------------------------------------------
Boston Properties, Inc.                145,000        4,422,500
---------------------------------------------------------------
CCA Prison Realty Trust                270,000        5,535,000
---------------------------------------------------------------
Corporate Office Properties
  Trust, Inc.                          281,100        2,002,838
---------------------------------------------------------------
Correctional Properties Trust           51,000          921,188
---------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                  154,000        3,542,000
---------------------------------------------------------------
Golf Trust of America, Inc.            106,500        2,955,375
---------------------------------------------------------------
Mid-Atlantic Realty Trust              175,900        2,165,769
---------------------------------------------------------------
Starwood Hotels & Resorts              100,000        2,268,750
---------------------------------------------------------------
Vornado Realty Trust                   100,000        3,375,000
---------------------------------------------------------------
                                                     33,994,670
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.73%

American Stores Co.                    159,000        5,873,063
---------------------------------------------------------------
Safeway, Inc.(c)                       184,000       11,212,500
---------------------------------------------------------------
                                                     17,085,563
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.45%

Dayton Hudson Corp.                    195,000       10,578,750
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.58%

Linens 'N Things, Inc.(c)              219,200        8,685,800
---------------------------------------------------------------
Musicland Stores Corp.(c)              320,200        4,782,987
---------------------------------------------------------------
                                                     13,468,787
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.31%

Washington Mutual, Inc.                190,000        7,255,625
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.56%

Abacus Direct Corp.(c)                  42,400        1,929,200
---------------------------------------------------------------
Outdoor Systems, Inc.(c)               262,000        7,860,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Young & Rubicam, Inc.(c)               102,300   $    3,311,962
---------------------------------------------------------------
                                                     13,101,162
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.66%

Apollo Group, Inc.(c)                  222,000        7,520,250
---------------------------------------------------------------
Avis Rent A Car, Inc.(c)               148,000        3,579,750
---------------------------------------------------------------
Comfort Systems USA, Inc.(c)           149,200        2,666,950
---------------------------------------------------------------
Hertz Corp.-Class A                    130,000        5,931,250
---------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(c)                              150,000        2,756,250
---------------------------------------------------------------
Metzler Group, Inc.(c)                 166,800        8,121,075
---------------------------------------------------------------
Service Corp. International             80,000        3,045,000
---------------------------------------------------------------
SM&A Corp.(c)                          165,000        3,135,000
---------------------------------------------------------------
Trammell Crow Co.(c)                    70,400        1,971,208
---------------------------------------------------------------
                                                     38,726,733
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-0.15%

Ciber, Inc.(c)                         125,000        3,492,188
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.51%

Affiliated Computer Services,
  Inc.(c)                               28,200        1,269,000
---------------------------------------------------------------
Ceridian Corp.(c)                       82,100        5,731,606
---------------------------------------------------------------
DST Systems, Inc.(c)                    86,000        4,907,375
---------------------------------------------------------------
                                                     11,907,981
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.39%

Administaff, Inc.(c)                   110,000        2,750,000
---------------------------------------------------------------
Data Processing Resources
  Corp.(c)                             131,000        3,831,750
---------------------------------------------------------------
Metamor Worldwide, Inc.(c)             100,000        2,500,000
---------------------------------------------------------------
                                                      9,081,750
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.70%

AT&T Corp.                              83,010        6,246,503
---------------------------------------------------------------
IXC Communications, Inc.(c)            200,000        6,725,000
---------------------------------------------------------------
MCI WorldCom, Inc.(c)                  154,923       11,115,725
---------------------------------------------------------------
Pacific Gateway Exchange,
  Inc.(c)                              150,000        7,209,375
---------------------------------------------------------------
WinStar Communications, Inc.(c)        210,422        8,206,460
---------------------------------------------------------------
                                                     39,503,063
---------------------------------------------------------------

TELEPHONE-1.38%

Bell Atlantic Corp.                    100,000        5,681,250
---------------------------------------------------------------
McLeodUSA Inc.-Class A(c)              117,000        3,656,250
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(c)                       64,900        1,841,537
---------------------------------------------------------------
Qwest Communications
  International Inc.(c)                300,000       15,000,000
---------------------------------------------------------------
US West, Inc.                           90,000        5,816,250
---------------------------------------------------------------
                                                     31,995,287
---------------------------------------------------------------

TOBACCO-0.34%

Philip Morris Companies, Inc.          150,000        8,025,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TRUCKERS-0.17%

C.H. Robinson Worldwide, Inc.          150,000   $    3,890,625
---------------------------------------------------------------

WASTE MANAGEMENT-0.65%

Allied Waste Industries, Inc.(c)       320,000        7,560,000
---------------------------------------------------------------
Denali Inc.(c)                         314,000        4,396,000
---------------------------------------------------------------
Republic Services, Inc.(c)             173,800        3,204,437
---------------------------------------------------------------
                                                     15,160,437
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $662,566,106)                           981,988,295
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-2.15%

BANKS (REGIONAL)-0.13%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.               95,000        2,998,438
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.28%

Monsanto Co.-$2.60 Conv. Pfd.          135,000        6,615,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.10%

McKesson Corp.-$2.50 Conv.
  Pfd.(a) (Acquired 02/13/97;
  Cost $1,105,000)                      22,100        2,406,137
---------------------------------------------------------------

HOMEBUILDING-0.18%

Fleetwood Capital Trust-$3.00
  Conv. Pfd.(a) (Acquired
  02/04/98; Cost $4,500,000)            90,000        4,218,750
---------------------------------------------------------------

LODGING-HOTELS-0.40%

Lodgian Capital Trust I-$3.50
  Conv. Pfd.(a) (Acquired
  06/09/98; Cost $3,500,000)            70,000        1,557,500
---------------------------------------------------------------
Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                 64,475        7,640,288
---------------------------------------------------------------
                                                      9,197,788
---------------------------------------------------------------

NATURAL GAS-0.12%

KN Energy, Inc.-$3.548 Conv.
  Pfd.                                  72,000        2,704,500
---------------------------------------------------------------

PERSONAL CARE-0.20%

Estee Lauder Co.-$3.805 Conv.
  Pfd.                                  60,000        4,650,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.16%

Reckson Associates Realty-$1.91
  Conv. Pfd.                           180,000        3,802,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.39%

L&H Capital Trust I, $2.375
  Conv. Pfd.(a) (Acquired
  05/20/98; Cost $5,000,000)           100,000        3,187,500
---------------------------------------------------------------
United Rentals Trust I-$3.25
  Conv. Pfd.(a) (Acquired
  07/30/98; Cost $6,000,000)           120,000        5,775,000
---------------------------------------------------------------
                                                      8,962,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.15%

IXC Communications, Inc.-$3.375
  Conv. Pfd.(a) (Acquired
  03/25/98; Cost $3,500,000)            70,000        2,318,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

WinStar Communications,
  Inc.-$3.50 Conv. Pfd.                 26,100   $    1,200,600
---------------------------------------------------------------
                                                      3,519,350
---------------------------------------------------------------

TELEPHONE-0.04%

NEXTLINK Communications-$3.25
  Conv. Pfd.(a) (Acquired
  03/26/98-06/02/98; Cost
  $975,188)                             20,800          847,600
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $51,842,169)                                   49,922,563
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-3.32%

CANADA-2.37%

Bell Canada
  (Telecommunications-Long
  Distance), Yankee Deb., 9.50%,
  10/15/10                        $  1,750,000        2,305,293
---------------------------------------------------------------
Great Atlantic & Pacific Tea
  Co., Inc. (Retail-Food
  Chains), Yankee Gtd. Notes,
  7.78%, 11/01/00(a) (Acquired
  10/18/95-04/27/98; Cost
  $5,131,490)                        5,000,000        5,206,800
---------------------------------------------------------------
Gulf Canada Resources, Ltd.
  (Oil-International
  Integrated), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06             4,500,000        4,532,265
---------------------------------------------------------------
Husky Oil Ltd.
  (Oil-International
  Integrated), Sr. Unsec. Yankee
  Notes, 7.125%, 11/15/06            6,300,000        6,338,682
---------------------------------------------------------------
Laidlaw, Inc.
  (Services-Commercial &
  Consumer), Yankee Deb.,
  6.72%, 10/1/27                     3,000,000        2,978,580
---------------------------------------------------------------
  Yankee Unsec. Deb., 6.70%,
    05/01/08                         6,900,000        6,747,993
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Chemicals), Yankee Deb.,
  8.50%, 12/15/12                    5,015,000        6,087,207
---------------------------------------------------------------
Province of Manitoba (Sovereign
  Debt),
  Yankee Deb., 7.75%, 07/17/16       1,500,000        1,770,690
---------------------------------------------------------------
  Yankee Unsec. Deb., 5.50%,
    10/01/08                         2,000,000        2,023,420
---------------------------------------------------------------
Province of Quebec (Sovereign
  Debt),
  Yankee Notes, 5.735%, 03/02/26     2,300,000        2,591,410
---------------------------------------------------------------
  Yankee Notes, 6.29%, 03/06/26      2,050,000        2,299,034
---------------------------------------------------------------
Royal Bank of Canada
  (Banks-Major Regional), Yankee
  Sub. Notes, 6.75%, 10/24/11        3,000,000        3,135,210
---------------------------------------------------------------
Talisman Energy, Inc.
  (Oil-International
  Integrated), Yankee Deb.,
  7.125%, 06/01/07                   1,500,000        1,551,060
---------------------------------------------------------------
  Yankee Deb., 7.25%, 10/15/27       4,150,000        4,072,146
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Yankee Bonds, 6.49%,
  01/21/09                           3,400,000        3,475,310
---------------------------------------------------------------
                                                     55,115,100
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CAYMAN ISLANDS-0.10%

Hutchison Delta Finance
  (Shipping), Conv. Unsec.
  Notes, 7.00%, 11/08/01          $  2,250,000   $    2,418,750
---------------------------------------------------------------

GERMANY-0.16%

Dresdner Bank A.G. (Banks-Major
  Regional), Sub. Bonds, 6.00%,
  11/03/08                           4,000,000        3,816,896
---------------------------------------------------------------

NORWAY-0.22%

Petroleum Geo-Services A.S.A.
  (Oil & Gas-Drilling &
  Equipment), Sr. Unsec. Yankee
  Notes, 7.125%, 03/30/28            5,400,000        5,097,222
---------------------------------------------------------------

UNITED KINGDOM-0.47%

Royal Bank of Scotland PLC
  (Banks-Major Regional), Yankee
  Sub. Notes, 6.375%, 02/01/11       1,500,000        1,486,695
---------------------------------------------------------------
Terra Nova Insurance Holdings,
  (Insurance-Property/Casualty),
  Sr. Unsec. Yankee Gtd. Notes,
    7.20%, 08/15/07                  7,000,000        7,227,850
---------------------------------------------------------------
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                         2,100,000        2,139,291
---------------------------------------------------------------
                                                     10,853,836
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Foreign Bonds
      & Notes (Cost $76,378,792)                     77,301,804
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES(E)-2.80%

BRITISH POUNDS STERLING-0.60%

Fannie Mae
  (Financial-Diversified), Sr.
  Unsec. Unsub. Notes, 6.875%,
  06/07/02                      GBP    2,800,000      4,948,005
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Notes, 11.125%,
  02/14/01                           1,600,000        2,923,505
---------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial-Diversified), Gtd.
  Bonds, 8.625%, 06/03/22(a)
  (Acquired 05/29/97; Cost
  $4,890,565)                        3,000,000        6,008,530
---------------------------------------------------------------
                                                     13,880,040
---------------------------------------------------------------

CANADIAN DOLLARS-0.73%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12       CAD                 1,850,000        1,401,042
---------------------------------------------------------------
Bell Mobility Cellular,
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08              2,500,000        1,673,121
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00             2,500,000        1,777,778
---------------------------------------------------------------
NAV Canada (Services-Commercial
  & Consumer), Bonds, 7.40%,
  06/01/27                           3,500,000        2,802,699
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07       5,400,000        3,462,212
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CANADIAN DOLLARS-(CONTINUED)

Province of Ontario (Sovereign
  Debt), Sr. Unsub. Notes,
  8.00%, 03/11/03 CAD                2,300,000   $    1,673,375
---------------------------------------------------------------
Telegobe Canada, Inc.
(Telephone), Unsec. Deb., 8.35%,
06/20/03                             1,000,000          730,634
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Series Q Deb., 10.625%,
  10/20/09                           1,500,000        1,351,235
---------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas), Deb., 6.45%, 12/18/06        3,000,000        2,076,510
---------------------------------------------------------------
                                                     16,948,606
---------------------------------------------------------------

DUTCH GUILDERS-0.41%

Koninklijke Ahold N.V.
  (Retail-Food Chains), Conv.
  Sub. Notes, 3.00%, 09/30/03NLG    15,000,000        9,583,644
---------------------------------------------------------------

FRENCH FRANCS-0.37%

France Telecom (Telephone),
  Conv. Bonds, 2.00%,
  01/01/04                FRF       45,132,800        8,589,161
---------------------------------------------------------------

NEW ZEALAND DOLLARS-0.64%

Canadian Government (Sovereign
  Debt), Bonds, 6.625%,
  10/03/07         NZD               1,000,000          540,357
---------------------------------------------------------------
Fannie Mae (Sovereign Debt),
  Notes, 7.25%, 06/20/02            11,600,000        6,334,992
---------------------------------------------------------------
International Bank for
  Reconstruction and Development
  (Banks-Money Center), Sr.
  Unsec. Unsub. Notes, 5.50%,
  04/15/04                           8,500,000        4,368,740
---------------------------------------------------------------
New Zealand Government
  (Sovereign Debt), Bonds,
  8.00%, 11/15/06                    2,750,000        1,680,036
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08                    3,750,000        1,938,971
---------------------------------------------------------------
                                                     14,863,096
---------------------------------------------------------------

SWISS FRANCS-0.05%

Swiss Re (Insurance Brokers),
  2.25%, 04/17/08            CHF     2,000,000        1,309,709
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds
      & Notes (Cost $62,481,034)                     65,174,256
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-3.83%

                                     SHARES
Australia-0.21%
St. George Bank Ltd.
  (Banks-Regional), $4.50 Conv.
  Pfd.(a) (Acquired 05/21/98-
  05/22/98; Cost $5,007,500)           100,000        4,787,500
---------------------------------------------------------------

BERMUDA-0.39%

Annuity and Life Re, Ltd.
  (Insurance-Life/ Health)              47,000        1,269,000
---------------------------------------------------------------
Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(c)                         175,000        7,896,875
---------------------------------------------------------------
                                                      9,165,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-0.62%

Cadillac Fairview Corp. (Land
  Development)(c)                      180,000   $    3,363,750
---------------------------------------------------------------
MetroNet Communications
  Corp.-Class B (Communications
  Equipment)(c)                        120,000        4,020,000
---------------------------------------------------------------
Teleglobe, Inc.
  (Services-Commercial &
  Consumer)                            195,000        7,020,000
---------------------------------------------------------------
                                                     14,403,750
---------------------------------------------------------------

CAYMAN ISLANDS-0.21%

Scottish Annuity Life and
  Holdings
  (Insurance-Life/Health)(c)           350,000        4,812,500
---------------------------------------------------------------

FINLAND-0.78%

Fortum Corp. (Electric
  Companies)(c)                        517,300        3,146,532
---------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           100,000       12,043,750
---------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-Cellular/Wireless)(c)      169,900      3,000,294
---------------------------------------------------------------
                                                     18,190,576
---------------------------------------------------------------

FRANCE-0.43%

Alstom (Engineering &
  Construction)(c)                     105,000        2,460,864
---------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)          40,000        2,890,000
---------------------------------------------------------------
France Telecom S.A.-ADR
  (Communications Equipment)            60,000        4,736,250
---------------------------------------------------------------
                                                     10,087,114
---------------------------------------------------------------

GERMANY-0.31%

DaimlerChrysler A.G.
  (Automobiles)                         74,820        7,187,396
---------------------------------------------------------------

NETHERLANDS-0.18%

Equant N.V.
  (Computers-Networking)(c)             61,200        4,150,125
---------------------------------------------------------------

NORWAY-0.04%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Drilling &
  Equipment)(c)                         60,000          945,000
---------------------------------------------------------------

PORTUGAL-0.09%

Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)       10,300      2,105,527
---------------------------------------------------------------

SPAIN-0.13%

Corporacion Bancaria de Espana
  S.A.-ADR (Banks-Regional)             56,952        2,933,028
---------------------------------------------------------------

UNITED KINGDOM-0.44%

Avis Europe PLC
  (Services-Commercial &
  Consumer)                            765,450        3,192,974
---------------------------------------------------------------
ESG Re Limited
  (Insurance-Life/Health)              116,300        2,355,075
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                      46,000        3,197,000
---------------------------------------------------------------
Stolt Comex Seaway, S.A.-ADR
  (Oil & Gas-Exploration &
  Production)(c)                        80,000          450,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration &
  Production)(c)                       160,000   $    1,080,000
---------------------------------------------------------------
                                                     10,275,049
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $60,639,798)                                   89,043,440
---------------------------------------------------------------

OPTIONS PURCHASED-0.03%

COMPUTERS (SOFTWARE & SERVICES)-0.03%

                          NUMBER OF   EXERCISE   EXPIRATION
                          CONTRACTS    PRICE        DATE
America Online, Inc.(c)
  (premiums paid
  $752,000)                500          140        Feb 99            793,750
----------------------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT
U.S. TREASURY SECURITIES-12.90%

U.S. TREASURY BILLS-4.03%

Bills, 4.439%, 03/25/99             94,635,000   $   93,664,071
---------------------------------------------------------------

U.S. TREASURY BONDS &
  NOTES-8.87%

Notes, 6.50%, 05/31/01              17,000,000       17,734,060
---------------------------------------------------------------
Notes, 6.25%, 08/31/02              17,750,000       18,678,325
---------------------------------------------------------------
Notes, 5.625%, 12/31/02             10,000,000       10,340,200
---------------------------------------------------------------
Notes, 5.75%, 04/30/03               2,900,000        3,019,741
---------------------------------------------------------------
Notes, 7.25%, 08/15/04               7,500,000        8,434,650
---------------------------------------------------------------
Notes, 7.875%, 11/15/04             15,000,000       17,383,350
---------------------------------------------------------------
Notes, 7.50%, 02/15/05               3,000,000        3,435,210
---------------------------------------------------------------
Notes, 6.50%, 08/15/05               5,000,000        5,495,750
---------------------------------------------------------------
Notes, 6.50%, 10/15/06              12,000,000       13,314,960
---------------------------------------------------------------
Notes, 6.25%, 02/15/07               5,000,000        5,483,900
---------------------------------------------------------------
Notes, 6.625%, 05/15/07              7,000,000        7,872,480
---------------------------------------------------------------
Notes, 5.625%, 05/15/08              4,000,000        4,264,960
---------------------------------------------------------------
Bonds, 15.75%, 11/15/01             29,975,000       38,796,942
---------------------------------------------------------------
Bonds, 6.75%, 08/15/26               3,000,000        3,595,170
---------------------------------------------------------------
Bonds, 6.625%, 02/15/27             11,700,000       13,837,122
---------------------------------------------------------------
Bonds, 6.375%, 08/15/27             10,000,000       11,499,100
---------------------------------------------------------------
Bonds, 6.125%, 11/15/27             13,500,000       15,118,650
---------------------------------------------------------------
Bonds, 5.50%, 08/15/28               7,750,000        8,114,017
---------------------------------------------------------------
                                                    206,418,587
---------------------------------------------------------------
    Total U.S. Treasury Securities (Cost
      $290,283,459)                                 300,082,658
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES-2.75%

Federal National Mortgage Association, Bonds,
  7.00%, 05/01/28                   23,591,060       24,070,195
---------------------------------------------------------------
  6.50%, 11/01/28                    9,746,500        9,810,437
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY SECURITIES-(CONTINUED)
  6.50%, 12/01/28                   10,000,000   $   10,065,600
---------------------------------------------------------------
Federal Home Loan Mortgage Corp,
  Bonds, 6.50%, 12/01/28            15,000,000       15,112,500
---------------------------------------------------------------
Tennessee Valley Authority,
  Bonds, 5.98%, 04/01/36             4,600,000        4,830,621
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $63,524,560)                                   63,889,353
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT(f)-4.50%

J.P. Morgan Securities, Inc.,
  4.75%, 01/04/99 (Cost
  $104,629,612)(g)                 104,629,612   $  104,629,612
---------------------------------------------------------------
TOTAL INVESTMENTS-99.18%                          2,307,572,144
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.82%                                  18,985,855
---------------------------------------------------------------
NET ASSETS-100.00%                               $2,326,557,999
===============================================================

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $104,284,271 which represented 4.48% of the Fund's net assets.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original discount.
(c) Non-income producing security.
(d) A portion of this security is subject to call options written. See Note 8.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 12/31/98 with a maturing value $500,263,889. Collateralized by U.S. Government agency obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.

Investment abbreviations:

ADR     - American Depositary Receipts
CAD     - Canadian Dollars
CHF     - Swiss Francs
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
FRF     - French Francs
GBP     - British Pounds Sterling
Gtd.    - Guaranteed
NLG     - Dutch Guilders
NZD     - New Zealand Dollars
Pfd.    - Preferred
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $1,923,193,386)                          $2,307,572,144
---------------------------------------------------------
Receivables for:
  Investments sold                              8,100,350
---------------------------------------------------------
  Fund shares sold                              6,973,557
---------------------------------------------------------
  Interest and dividends                       16,480,727
---------------------------------------------------------
  Variation margin                                680,000
---------------------------------------------------------
Forward currency contracts                        319,763
---------------------------------------------------------
Investment for deferred compensation plan          28,328
---------------------------------------------------------
Other assets                                       70,388
---------------------------------------------------------
    Total assets                            2,340,225,257
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         4,878,740
---------------------------------------------------------
  Fund shares reacquired                        4,619,491
---------------------------------------------------------
  Deferred compensation plan                       28,328
---------------------------------------------------------
  Options written (Premiums received
    $797,973)                                     862,500
---------------------------------------------------------
Forward currency contracts                         60,135
---------------------------------------------------------
Accrued advisory fees                             975,482
---------------------------------------------------------
Accrued distribution fees                       1,730,654
---------------------------------------------------------
Accrued transfer agent fees                        72,708
---------------------------------------------------------
Accrued operating expenses                        439,220
---------------------------------------------------------
    Total liabilities                          13,667,258
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $2,326,557,999
---------------------------------------------------------

NET ASSETS:

Class A                                    $1,318,229,911
=========================================================
Class B                                    $  894,164,902
=========================================================
Class C                                    $  114,163,186
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        46,698,085
=========================================================
Class B                                        31,727,364
=========================================================
Class C                                         4,046,845
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        28.23
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.23
      divided by 95.25%)                   $        29.64
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        28.18
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        28.21
=========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 53,301,282
---------------------------------------------------------
Dividends (net of $42,654 foreign
  withholding tax)                             11,932,232
---------------------------------------------------------
    Total investment income                    65,233,514
---------------------------------------------------------
EXPENSES:
Advisory fees                                   9,043,320
---------------------------------------------------------
Administrative services fees                      104,952
---------------------------------------------------------
Custodian fees                                    181,516
---------------------------------------------------------
Distribution fees-Class A                       2,440,180
---------------------------------------------------------
Distribution fees-Class B                       6,948,906
---------------------------------------------------------
Distribution fees-Class C                         627,014
---------------------------------------------------------
Trustees' fees                                     19,242
---------------------------------------------------------
Transfer agent fees-Class A                     1,240,251
---------------------------------------------------------
Transfer agent fees-Class B                     1,255,480
---------------------------------------------------------
Transfer agent fees-Class C                        95,084
---------------------------------------------------------
Other                                             662,571
---------------------------------------------------------
    Total expenses                             22,618,516
---------------------------------------------------------
Less: Expenses paid indirectly                    (36,748)
---------------------------------------------------------
    Net expenses                               22,581,768
---------------------------------------------------------
Net investment income                          42,651,746
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FORWARD CURRENCY CONTRACTS,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       (48,583,504)
---------------------------------------------------------
  Foreign currencies                              162,571
---------------------------------------------------------
  Forward currency contracts                      213,074
---------------------------------------------------------
  Futures contracts                            12,419,792
---------------------------------------------------------
  Option contracts purchased                      148,320
---------------------------------------------------------
  Option contracts written                        678,046
---------------------------------------------------------
                                              (34,961,701)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       188,156,393
---------------------------------------------------------
  Foreign currencies                               13,023
---------------------------------------------------------
  Forward currency contracts                      259,592
---------------------------------------------------------
  Future contracts                             14,118,475
---------------------------------------------------------
  Option contracts purchased                       41,750
---------------------------------------------------------
  Option contracts written                        (75,211)
---------------------------------------------------------
                                              202,514,022
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, forward currency
       contracts, futures and option
       contracts                              167,552,321
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $210,204,067
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998             1997
                                                              --------------   --------------
OPERATIONS:

  Net investment income                                       $   42,651,746   $   19,016,014
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures and option contracts             (34,961,701)      34,831,453
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, forward currency contracts, futures
    and option contracts                                         202,514,022      134,939,011
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         210,204,067      188,786,478
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (25,009,619)     (12,472,168)
---------------------------------------------------------------------------------------------
  Class B                                                        (12,164,517)      (5,631,570)
---------------------------------------------------------------------------------------------
  Class C                                                         (1,261,081)         (29,666)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (2,990,460)     (19,245,568)
---------------------------------------------------------------------------------------------
  Class B                                                         (2,026,544)     (13,549,718)
---------------------------------------------------------------------------------------------
  Class C                                                           (260,076)        (198,011)
---------------------------------------------------------------------------------------------
Net equalization credits                                                  --        8,681,162
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        537,064,636      260,376,777
---------------------------------------------------------------------------------------------
  Class B                                                        344,386,485      192,163,146
---------------------------------------------------------------------------------------------
  Class C                                                         99,082,872        9,380,380
---------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,147,025,763      608,261,242
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,179,532,236      571,270,994
---------------------------------------------------------------------------------------------
  End of period                                               $2,326,557,999   $1,179,532,236
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,957,596,687   $  958,373,243
---------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,095,292       20,023,353
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures and option
    contracts                                                    (34,826,585)       4,957,057
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward currency contracts, futures and
    option contracts                                             398,692,605      196,178,583
---------------------------------------------------------------------------------------------
                                                              $2,326,557,999   $1,179,532,236
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and paid quarterly. On December 31, 1998 additional paid-in capital was increased by $348,718, undistributed net investment income was decreased by $803,857 and undistributed net realized gains was increased by $455,139 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $20,440,896 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
E. Equalization -- The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective January 1, 1998, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $18,340,733 from undistributed net investment income to paid-in capital. This change had no effect on the net assets, the results of operations or the net asset value per share of the Fund.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
H. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                                CONTRACT TO                          UNREALIZED
       SETTLEMENT         ------------------------                  APPRECIATION
          DATE             DELIVER       RECEIVE        VALUE      (DEPRECIATION)
       ----------         ----------   -----------   -----------   --------------
        01/13/99    NZD    6,000,000   $ 3,124,500   $ 3,154,584      $(30,084)
        01/14/99    GBP    7,200,000    12,137,328    11,950,315       187,013
        01/15/99    DEM    1,500,000       919,811       900,836        18,975
        02/04/99    CAD   12,500,000     8,203,822     8,169,690        34,132
        02/04/99    NZD   12,000,000     6,379,440     6,308,521        70,919
        02/26/99    DEM      600,000       353,503       361,094        (7,591)
        02/26/99    GBP      700,000     1,154,559     1,157,678        (3,119)
        02/26/99    NZD    1,200,000       639,540       630,816         8,724
        02/26/99    NZD    7,800,000     4,080,960     4,100,301       (19,341)
                                       -----------   -----------      --------
                                       $36,993,463   $36,733,835      $259,628
                                       ===========   ===========      ========

I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
J. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $104,952 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $1,438,687 for such services.

   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $2,440,180, $6,948,906 and $627,014, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,172,743 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $106,255 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $6,473 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $19,083 and $17,665, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $36,748 during the year ended December 31, 1998.
NOTE 4-TRUSTEES' FEES
Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $1,513,656,427 and $691,078,348, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $420,949,737
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (36,578,566)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $384,371,171
=========================================================
Cost of investments for tax purposes is $1,923,200,973.

NOTE 7-FUTURES CONTRACTS

On December 31, 1998, $13,503,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

  Open futures contracts at December 31, 1998 were as follows:

                                                          UNREALIZED
                        NO. OF                           APPRECIATION
CONTRACT               CONTRACTS   MONTH   COMMITMENT   (DEPRECIATION)
--------               ---------   -----   ----------   --------------
S&P 500 Index             800      Mar.       Buy        $14,118,475
======================================================================

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                 -------------------------
                                 NUMBER OF      PREMIUMS
                                 CONTRACTS      RECEIVED
                                 ---------      --------
Beginning of period                   500      $   101,622
----------------------------------------------------------
Written                            11,913        3,596,915
----------------------------------------------------------
Closed                             (6,821)      (2,140,284)
----------------------------------------------------------
Exercised                          (4,142)        (650,659)
----------------------------------------------------------
Expired                              (950)        (109,621)
----------------------------------------------------------
End of period                         500      $   797,973
==========================================================

Open call option contracts written at December 31, 1998 were as follows:

                                                                 DECEMBER 31,
                                           NUMBER                    1998
                      CONTRACT   STRIKE      OF       PREMIUMS      MARKET        UNREALIZED
        ISSUE          MONTH     PRICE    CONTRACTS   RECEIVED      VALUE        DEPRECIATION
        -----         --------   ------   ---------   --------   ------------    ------------
America Online,
  Inc................  Feb 99     150        500      $797,973     $862,500        $(64,527)
===================== =======     ===        ===      ========     ========        ========

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                          1997
                                                              ---------------------------   --------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              -----------   -------------   ----------   -------------
Sold:
  Class A                                                      29,663,763   $ 789,886,049   16,304,170   $ 379,544,296
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,995,669     427,423,474    8,995,999     214,419,729
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                      4,375,455     117,461,185      363,376       9,356,324
----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
of dividends:
  Class A                                                         872,547      23,134,563    1,215,553      29,691,206
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         492,389      13,073,889      710,951      17,509,949
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         54,578       1,446,813        8,636         215,490
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (10,355,432)   (275,955,976)  (6,305,229)   (148,858,725)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,657,104)    (96,110,878)  (1,668,675)    (39,766,532)
----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (747,879)    (19,825,126)      (7,321)       (191,434)
----------------------------------------------------------------------------------------------------------------------
                                                               36,693,986   $ 980,533,993   19,617,460   $ 461,920,303
======================================================================================================================
* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                 1998          1997         1996      1995       1994
                                                              ----------     --------     --------   -------    -------
Net asset value, beginning of period                          $    25.78     $ 21.84      $  19.22   $ 14.62    $ 16.10
------------------------------------------------------------  ----------     --------     --------   -------    -------
Income from investment operations:
 Net investment income                                              0.71(a)     0.60          0.66      0.49       0.44
------------------------------------------------------------  ----------     --------     --------   -------    -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                      2.45        4.66          2.99      4.57      (1.31)
------------------------------------------------------------  ----------     --------     --------   -------    -------
   Total from investment operations                                 3.16        5.26          3.65      5.06      (0.87)
------------------------------------------------------------  ----------     --------     --------   -------    -------
Less distributions:
 Dividends from net investment income                              (0.65)      (0.55)        (0.55)    (0.46)     (0.39)
------------------------------------------------------------  ----------     --------     --------   -------    -------
 Distributions from net realized gains                             (0.06)      (0.77)        (0.48)       --      (0.22)
------------------------------------------------------------  ----------     --------     --------   -------    -------
   Total distributions                                             (0.71)      (1.32)        (1.03)    (0.46)     (0.61)
------------------------------------------------------------  ----------     --------     --------   -------    -------
Net asset value, end of period                                $    28.23     $ 25.78      $  21.84   $ 19.22    $ 14.62
============================================================  ==========     ========     ========   =======    =======
Total return(b)                                                    12.46%      24.41%        19.25%    34.97%     (5.44)%
============================================================  ==========     ========     ========   =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,318,230     $683,633     $334,189   $92,241    $37,572
============================================================  ==========     ========     ========   =======    =======
Ratio of expenses to average net assets                             0.95%(c)    0.98%         1.15%     1.43%(d)    1.25%(d)
============================================================  ==========     ========     ========   =======    =======
Ratio of net investment income to average net assets                2.81%(c)    2.48%         2.97%     2.81%(e)    3.07%(e)
============================================================  ==========     ========     ========   =======    =======
Portfolio turnover rate                                               43%         66%           72%       77%        76%
============================================================  ==========     ========     ========   =======    =======

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c)  Ratios are based on average net assets of $976,072,030.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.46% and 1.68% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.78% and 2.64% for 1995 and 1994, respectively.

                                                                   CLASS B                                        CLASS C
                                        -------------------------------------------------------------      ---------------------
                                          1998         1997          1996         1995         1994          1998         1997
                                        --------     --------      --------      -------      -------      --------      -------
Net asset value, beginning of period    $  25.75     $  21.83      $  19.22      $ 14.62      $ 16.11      $  25.76      $ 25.55
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Income from investment operations:
 Net investment income                      0.42(a)      0.38          0.48         0.31         0.31          0.42(a)      0.16
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
 Net gains (losses) on securities
   (both realized and unrealized)           2.51         4.68          2.99         4.61        (1.31)         2.53         1.01
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
     Total from investment operations       2.93         5.06          3.47         4.92        (1.00)         2.95         1.17
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Less distributions:
 Dividends from net investment income      (0.44)       (0.37)        (0.38)       (0.32)       (0.27)        (0.44)       (0.19)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
 Distributions from net realized gains     (0.06)       (0.77)        (0.48)          --        (0.22)        (0.06)       (0.77)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
     Total distributions                   (0.50)       (1.14)        (0.86)       (0.32)       (0.49)        (0.50)       (0.96)
--------------------------------------  --------     --------      --------      -------      -------      --------      -------
Net asset value, end of period          $  28.18     $  25.75      $  21.83      $ 19.22      $ 14.62      $  28.21      $ 25.76
======================================  ========     ========      ========      =======      =======      ========      =======
Total return(b)                            11.53%       23.42%        18.28%       33.93%       (6.23)%       11.60%        4.67%
======================================  ========     ========      ========      =======      =======      ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                               $894,165     $486,506      $237,082      $72,634      $20,245      $114,163      $ 9,394
======================================  ========     ========      ========      =======      =======      ========      =======
Ratio of expenses to average net
 assets                                     1.76%(c)     1.79%         1.97%        2.21%(d)     1.98%(d)      1.73%(c)     1.78%(f)
======================================  ========     ========      ========      =======      =======      ========      =======
Ratio of net investment income to
 average net assets                         2.00%(c)     1.67%         2.15%        2.03%(e)     2.34%(e)      2.03%(c)     1.68%(f)
======================================  ========     ========      ========      =======      =======      ========      =======
Portfolio turnover rate                       43%          66%           72%          77%          76%           43%          66%
======================================  ========     ========      ========      =======      =======      ========      =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $694,890,554 and $62,701,487 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.23% and 2.45% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.01% and 1.87% for 1995 and 1994, respectively.
(f)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Global Utilities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-50.44%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.62%

Univision Communications Inc.(a)         53,000   $  1,917,938
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.08%
ANTEC Corp.(a)                           45,000        905,625
--------------------------------------------------------------
Carrier Access Corp.(a)                  49,700      1,711,544
--------------------------------------------------------------
Lucent Technologies, Inc.                51,100      5,621,000
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,371,250
--------------------------------------------------------------
                                                     9,609,419
--------------------------------------------------------------

ELECTRIC COMPANIES-18.03%

Allegheny Energy, Inc.                   82,100      2,832,450
--------------------------------------------------------------
BEC Energy                               40,000      1,647,500
--------------------------------------------------------------
Carolina Power & Light Co.               48,800      2,296,650
--------------------------------------------------------------
Cinergy Corp.                            57,000      1,959,375
--------------------------------------------------------------
CMS Energy Corp.                         18,000        871,875
--------------------------------------------------------------
DQE, Inc.                                76,500      3,361,219
--------------------------------------------------------------
Edison International                    133,000      3,707,375
--------------------------------------------------------------
Energy East Corp.                        75,000      4,237,500
--------------------------------------------------------------
FPL Group, Inc.                          63,000      3,882,375
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 21,000      1,161,563
--------------------------------------------------------------
New Century Energies, Inc.               52,000      2,535,000
--------------------------------------------------------------
Niagara Mohawk Power Corp.(a)           161,000      2,596,125
--------------------------------------------------------------
NIPSCO Industries, Inc.                 134,000      4,078,625
--------------------------------------------------------------
Pinnacle West Capital Corp.             121,000      5,127,375
--------------------------------------------------------------
Public Service Company of New
  Mexico                                110,000      2,248,125
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,729,000
--------------------------------------------------------------
Southern Co.                            130,000      3,778,125
--------------------------------------------------------------
Teco Energy, Inc.                       137,000      3,861,688
--------------------------------------------------------------
Texas Utilities Co.                      60,000      2,801,250
--------------------------------------------------------------
Unicom Corp.                             38,000      1,465,375
--------------------------------------------------------------
                                                    56,178,570
--------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.42%

Quanta Services, Inc.(a)                 60,000      1,323,750
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.38%

Superior TeleCom Inc.                    59,000      2,787,750
--------------------------------------------------------------
USEC Inc.                               110,000      1,526,250
--------------------------------------------------------------
                                                     4,314,000
--------------------------------------------------------------

NATURAL GAS-4.33%

Columbia Energy Group                    33,000      1,905,750
--------------------------------------------------------------
Energen Corp.                            29,600        577,200
--------------------------------------------------------------
Enron Corp.                              25,000      1,426,563
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

NATURAL GAS-(CONTINUED)

KN Energy, Inc.                          54,600   $  1,986,075
--------------------------------------------------------------
Public Service Co. of North
  Carolina, Inc.                         40,000      1,040,000
--------------------------------------------------------------
Williams Companies, Inc. (The)          209,900      6,546,256
--------------------------------------------------------------
                                                    13,481,844
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-1.14%

AES Corp.(a)                             28,400      1,345,450
--------------------------------------------------------------
CalEnergy Co., Inc.(a)                   63,200      2,192,250
--------------------------------------------------------------
                                                     3,537,700
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.35%

Alexandria Real Estate Equities,
  Inc.                                   52,500      1,624,219
--------------------------------------------------------------
Boston Properties, Inc.                  48,000      1,464,000
--------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                    26,400        607,200
--------------------------------------------------------------
Golf Trust of America, Inc.              18,000        499,500
--------------------------------------------------------------
                                                     4,194,919
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.26%

Metzler Group, Inc.(a)                   16,800        817,950
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-5.56%

AT&T Corp.                               33,005      2,483,626
--------------------------------------------------------------
Global TeleSystems Group, Inc.(a)        14,600        813,950
--------------------------------------------------------------
IXC Communications, Inc.(a)              65,000      2,185,625
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                    98,526      7,069,240
--------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)        38,000      1,826,375
--------------------------------------------------------------
WinStar Communications, Inc.(a)          75,731      2,953,509
--------------------------------------------------------------
                                                    17,332,325
--------------------------------------------------------------

TELEPHONE-14.27%

Ameritech Corp.                         117,700      7,459,237
--------------------------------------------------------------
Bell Atlantic Corp.                      40,000      2,272,500
--------------------------------------------------------------
BellSouth Corp.                         110,800      5,526,150
--------------------------------------------------------------
Century Telephone Enterprises,
  Inc.                                   79,200      5,346,000
--------------------------------------------------------------
Cincinnati Bell, Inc.                   160,000      6,050,000
--------------------------------------------------------------
GTE Corp.                                36,600      2,468,212
--------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                40,000      1,250,000
--------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(a)                        15,900        451,162
--------------------------------------------------------------
Qwest Communications
  International Inc.(a)                  75,000      3,750,000
--------------------------------------------------------------
SBC Communications, Inc.                148,000      7,936,500
--------------------------------------------------------------
US West, Inc.                            30,000      1,938,750
--------------------------------------------------------------
                                                    44,448,511
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $83,444,784)                           157,156,926
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

DOMESTIC CONVERTIBLE PREFERRED
  STOCKS-1.44%

NATURAL GAS-1.27%

El Paso Energy Cap Trust,
  Inc.-$2.375 Conv. Pfd.                 74,500   $  3,566,688
--------------------------------------------------------------
KN Energy, Inc.-$3.548 Conv. Pfd.        10,000        375,625
--------------------------------------------------------------
                                                     3,942,313
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.12%

WinStar Communications,
  Inc.-$3.50 Conv. Pfd.                   8,000        368,000
--------------------------------------------------------------

TELEPHONE-0.05%

NEXTLINK Communications, Inc.-$3.25 Conv.
  Pfd.(b)
  (Acquired 03/26/98; Cost
    $180,000)                             3,600        146,700
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $4,934,288)                                    4,457,013
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-24.80%

AUSTRALIA-0.30%

Telstra Corp. Ltd. (Telephone)          195,000        911,011
--------------------------------------------------------------

AUSTRIA-0.61%

Oesterreichische
  Elektrizitaetswirtschafts
  A.G.-Class A (Electric
  Companies)                             12,500      1,910,774
--------------------------------------------------------------

BELGIUM-0.66%

Electrabel S.A. (Electric
  Companies)                              4,700      2,054,125
--------------------------------------------------------------

BERMUDA-0.43%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(a)                           30,000      1,353,750
--------------------------------------------------------------

CANADA-1.93%

MetroNet Communications
  Corp.-Class B
  (Telecommunications)(a)                30,000      1,005,000
--------------------------------------------------------------
Teleglobe, Inc.
  (Telecommunications-Long
  Distance)                              43,500      1,566,000
--------------------------------------------------------------
TELUS Corp.
  (Telecommunications-Cellular &
  Wireless)                              95,000      2,017,975
--------------------------------------------------------------
Westcoast Energy Inc. (Natural
  Gas)                                   71,900      1,429,013
--------------------------------------------------------------
                                                     6,017,988
--------------------------------------------------------------

DENMARK-0.60%

Tele Danmark A.S.-ADR (Telephone)        27,500      1,866,562
--------------------------------------------------------------

FINLAND-1.18%

Fortum Corp. (Electric
  Companies)(a)                          70,450        428,519
--------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             23,200      2,794,150
--------------------------------------------------------------
Sonera Group OYj
  (Telecommunications-Cellular/Wireless)(a)(b)
  (Acquired 11/10/98; Cost
    $226,839)                            25,900        457,373
--------------------------------------------------------------
                                                     3,680,042
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FRANCE-0.99%

France Telecom S.A.-ADR
  (Communications Equipment)             39,000   $  3,078,563
--------------------------------------------------------------

GERMANY-1.04%

RWE A.G. (Electric Companies)            28,100      1,538,721
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)             2,900      1,700,253
--------------------------------------------------------------
                                                     3,238,974
--------------------------------------------------------------

GREECE-0.11%

Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)(a)(b)
  (Acquired 11/20/98; Cost
    $244,080)                            13,500        357,750
--------------------------------------------------------------

HUNGARY-0.41%

Magyar Tavkozlesi-ADR
  (Telecommunications-Long
  Distance)                              42,700      1,272,994
--------------------------------------------------------------

ITALY-4.84%

AEM S.p.A. (Electric
  Companies)(a)(b) (Acquired
  07/17/98; Cost $610,231)              645,000      1,547,422
--------------------------------------------------------------
Societa Nordelettrica S.p.A.
  (Electric Companies)                  570,000      2,521,147
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular/Wireless)      578,300    4,268,929
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       788,333      6,725,659
--------------------------------------------------------------
                                                    15,063,157
--------------------------------------------------------------

JAPAN-0.45%

Nippon Telegraph & Telephone
  Corp. (Telecommunications-Long
  Distance)                                  85        656,046
--------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.-ADR
  (Telecommunications-Long
  Distance)                              20,000        750,000
--------------------------------------------------------------
                                                     1,406,046
--------------------------------------------------------------

NETHERLANDS-0.69%

Equant N.V.
  (Computers-Networking)(a)               9,900        671,343
--------------------------------------------------------------
Royal PTT Nederland N.V.-ADR
  (Telephone)                               542         27,235
--------------------------------------------------------------
TNT Post Group N.V.-ADR (Air
  Freight)                               44,727      1,453,622
--------------------------------------------------------------
                                                     2,152,200
--------------------------------------------------------------

PORTUGAL-2.16%

Electricidade de Portugal, S.A.
  (Electric Companies)                   32,000        705,170
--------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)          46,000      2,049,875
--------------------------------------------------------------
Portugal Telecom S.A.-ADR
  (Telephone)                            68,100      3,038,962
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular/Wireless)        4,600      940,333
--------------------------------------------------------------
                                                     6,734,340
--------------------------------------------------------------

SPAIN-3.00%

Autopistas Concesionaria Espanola
  S.A. (Services-Commercial &
  Consumer)                              77,000      1,279,087
--------------------------------------------------------------
Iberdrola S.A. (Electric
  Companies)                            233,000      4,354,297
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SPAIN-(CONTINUED)

Telefonica S.A.-ADR (Telephone)          27,336   $  3,700,612
--------------------------------------------------------------
                                                     9,333,996
--------------------------------------------------------------

SWITZERLAND-0.74%

Swisscom A. G. (Telephone)(a)             5,500      2,303,014
--------------------------------------------------------------

UNITED KINGDOM-4.66%

Hyder PLC (Water Utilities)              54,863        688,384
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526      1,048,652
--------------------------------------------------------------
PowerGen PLC (Electric Companies)       136,949      1,798,004
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             40,900      2,188,150
--------------------------------------------------------------
Scottish & Southern Energy PLC
  (Electric Companies)                  124,061      1,395,817
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            201,550      2,068,352
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            206,936      2,864,744
--------------------------------------------------------------
Yorkshire Water PLC (Water
  Utilities)                            270,407      2,471,641
--------------------------------------------------------------
                                                    14,523,744
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $41,051,157)                                  77,259,030
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT

DOMESTIC NON-CONVERTIBLE BONDS &
  NOTES-13.56%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.97%

Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08                         $  2,000,000      2,039,960
--------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                       900,000        941,750
--------------------------------------------------------------
                                                     2,981,710
--------------------------------------------------------------

ELECTRIC COMPANIES-3.15%

Commonwealth Edison Co., First
  Mortgage Notes, 7.50%, 07/01/13     1,300,000      1,469,988
--------------------------------------------------------------
El Paso Electric Co., Sec. First Mortgage Bonds
  Series D, 8.90%, 02/01/06           1,425,000      1,605,263
--------------------------------------------------------------
  Series E, 9.40%, 05/01/11           1,900,000      2,157,583
--------------------------------------------------------------
Niagara Mohawk Power Corp.,
  Series G Sr. Unsec. Notes,
  7.75%, 10/01/08                     1,900,000      2,076,890
--------------------------------------------------------------
Western Resources, Inc.,
  Sr. Unsec. Notes, 6.25%,
  8/15/03                             1,500,000      1,529,640
--------------------------------------------------------------
  Sr. Notes, 7.125%, 08/01/09           900,000        979,740
--------------------------------------------------------------
                                                     9,819,104
--------------------------------------------------------------

ENTERTAINMENT-0.40%

Time Warner, Inc., Deb., 9.125%,
  01/15/13                            1,000,000      1,257,610
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.47%

California Energy Co., Notes,
  10.25%, 01/15/04                    1,400,000      1,478,680
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

NATURAL GAS-3.80%

Dynegy Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                 $  1,400,000   $  1,381,394
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb.,
  6.75%, 07/01/05                     3,750,000      3,871,312
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            1,000,000      1,005,000
--------------------------------------------------------------
KN Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     3,000,000      3,165,450
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,421,024
--------------------------------------------------------------
                                                    11,844,180
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.64%

Tennessee Gas Pipeline Co.,
  Bonds, 7.00%, 03/15/27              1,900,000      1,989,528
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-2.44%

AES Corp.
  Sr. Sub. Notes, 10.25%,
  07/15/06                              925,000      1,011,313
--------------------------------------------------------------
  Sr. Notes, 8.00%, 12/31/08          2,500,000      2,491,775
--------------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds, 9.82%,
  12/07/22                            3,020,986      4,099,991
--------------------------------------------------------------
                                                     7,603,079
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.69%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      2,134,234
--------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec.
  Notes, 6.875%, 11/15/28             3,000,000      3,126,480
--------------------------------------------------------------
                                                     5,260,714
--------------------------------------------------------------
    Total Domestic
      Non-Convertible Bonds &
      Notes (Cost $40,474,043)                      42,234,605
--------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS &
  NOTES-1.89%

COMPUTERS (HARDWARE)-1.33%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(b) (Acquired
  04/17/98-11/30/98; Cost
  $4,510,988)                         4,605,000      4,144,500
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.56%

Global Telesystems Group, Sr.
  Sub. Notes, 8.75%, 06/30/00           620,000      1,746,850
--------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes (Cost
      $5,622,901)                                    5,891,350
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS &
  NOTES-2.28%(C)

CANADA-2.28%

Bell Canada (Telecommunications-
  Cellular/Wireless)
  Unsec. Deb., 10.875%,
  10/11/04     CAD                    1,700,000      1,407,132
--------------------------------------------------------------
  Series EW Deb., 8.80%, 08/17/05       950,000        738,069
--------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03                     2,400,000      1,753,522
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

CANADA-(CONTINUED)

Trans-Canada Pipelines (Natural
  Gas)
  Unsec. Notes, 8.55%,
  02/01/06      CAD                $  2,150,000   $  1,638,342
--------------------------------------------------------------
  Series Q Deb., 10.625%,
    10/20/09                          1,750,000      1,576,441
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds & Notes (Cost
      $7,084,147)                                    7,113,506
--------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS &
  NOTES-2.23%(c)

FRANCE-0.39%

France Telecom (Telephone), Conv.
  Bonds, 2.00%, 01/01/04      FRF     6,455,040      1,228,450
--------------------------------------------------------------

UNITED KINGDOM-1.84%

National Grid Co. PLC (Electric
  Companies), Bonds, 4.25%,
  02/17/08           GBP              2,760,000   $  5,733,554
--------------------------------------------------------------
    Total Foreign Convertible
      Bonds & Notes (Cost
      $5,712,741)                                    6,962,004
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE

REPURCHASE AGREEMENT-3.24%(d)

Goldman, Sachs & Co., 4.40%,
  01/04/99 (Cost $10,092,144)(e)   $ 10,092,144   $ 10,092,144
--------------------------------------------------------------
TOTAL INVESTMENT
  SECURITIES-99.88%                                311,166,578
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.12%                                    358,946
--------------------------------------------------------------
NET ASSETS-100.00%                                $311,525,524
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of these securities at 12/31/98 was $6,653,745 which represented 2.14% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 at $714,694,897.

Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $198,416,205)                              $311,166,578
---------------------------------------------------------
Receivables for:
  Fund shares sold                                276,166
---------------------------------------------------------
  Dividends and interest                        1,569,609
---------------------------------------------------------
Investment for deferred compensation plan          26,670
---------------------------------------------------------
Other assets                                       12,164
---------------------------------------------------------
    Total assets                              313,051,187
---------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                          933,957
---------------------------------------------------------
  Dividends                                        83,573
---------------------------------------------------------
  Deferred compensation                            26,670
---------------------------------------------------------
Accrued advisory fees                             145,219
---------------------------------------------------------
Accrued distribution fees                         250,821
---------------------------------------------------------
Accrued trustees' fees                              2,480
---------------------------------------------------------
Accrued transfer agent fees                        45,041
---------------------------------------------------------
Accrued operating expenses                         37,902
---------------------------------------------------------
    Total liabilities                           1,525,663
---------------------------------------------------------
Net assets applicable to shares outstanding  $311,525,524
=========================================================

NET ASSETS:

Class A                                      $196,665,324
=========================================================
Class B                                      $111,866,205
=========================================================
Class C                                      $  2,993,995
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,362,332
=========================================================
Class B                                         5,332,999
=========================================================
Class C                                           142,792
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.01
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.01
      divided by 94.50%)                     $      22.23
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      20.98
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      20.97
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $318,609 foreign
withholding tax)                              $ 5,939,307
---------------------------------------------------------
Interest                                        4,083,371
---------------------------------------------------------
    Total investment income                    10,022,678
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,652,662
---------------------------------------------------------
Administrative services fees                       85,383
---------------------------------------------------------
Custodian fees                                     85,708
---------------------------------------------------------
Trustees' fees                                     12,855
---------------------------------------------------------
Distribution fees -- Class A                      467,750
---------------------------------------------------------
Distribution fees -- Class B                    1,019,004
---------------------------------------------------------
Distribution fees -- Class C                       15,320
---------------------------------------------------------
Transfer agent fees -- Class A                    296,822
---------------------------------------------------------
Transfer agent fees -- Class B                    161,294
---------------------------------------------------------
Transfer agent fees -- Class C                      2,540
---------------------------------------------------------
Other                                              63,725
---------------------------------------------------------
    Total expenses                              3,863,063
---------------------------------------------------------
Less: Expenses paid indirectly                     (4,112)
---------------------------------------------------------
     Net expenses                               3,858,951
---------------------------------------------------------
Net investment income                           6,163,727
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION
  CONTRACTS:

Net realized gain from:
  Investment securities                        11,405,417
---------------------------------------------------------
  Foreign currencies                               49,691
---------------------------------------------------------
  Option contracts written                         11,841
---------------------------------------------------------
                                               11,466,949
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                        25,161,926
---------------------------------------------------------
  Foreign currencies                                5,695
---------------------------------------------------------
                                               25,167,621
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and option
       contracts written                       36,634,570
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $42,798,297
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                    1998            1997
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $  6,163,727    $  6,278,999
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               11,466,949      10,202,494
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and option contracts                       25,167,621      36,469,056
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          42,798,297      52,950,549
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (4,323,452)     (4,517,536)
--------------------------------------------------------------------------------------------
  Class B                                                         (1,627,090)     (1,708,856)
--------------------------------------------------------------------------------------------
  Class C                                                            (23,697)         (2,079)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (7,225,608)        (99,987)
--------------------------------------------------------------------------------------------
  Class B                                                         (4,089,137)        (52,584)
--------------------------------------------------------------------------------------------
  Class C                                                           (109,604)           (629)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                            865,940     (15,436,814)
--------------------------------------------------------------------------------------------
  Class B                                                          8,749,835        (921,844)
--------------------------------------------------------------------------------------------
  Class C                                                          1,643,746       1,124,595
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    36,659,230      31,334,815
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            274,866,294     243,531,479
--------------------------------------------------------------------------------------------
  End of period                                                 $311,525,524    $274,866,294
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $198,796,429    $186,636,908
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                (68,800)         78,008
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts               46,323         567,427
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              112,751,572      87,583,951
--------------------------------------------------------------------------------------------
                                                                $311,525,524    $274,866,294
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1998 additional paid-in capital was increased by $900,000, undistributed net investment income was decreased by $336,296 and undistributed net realized gains was decreased by $563,704 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
      The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $85,383 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $295,741 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $467,750, $1,019,004 and $15,320, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $71,338 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $71,709 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $3,992 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,225 and $887, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,112 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $107,669,891 and $103,795,551, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $113,860,514
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (1,110,165)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $112,750,349
==========================================================

Cost of investments for tax purposes is $198,416,229.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                 1998                       1997
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A               2,025,020   $ 40,729,263   2,718,197   $46,163,286
--------------------------------------------------------------------------
  Class B               1,124,804     22,635,167     765,587    13,195,278
--------------------------------------------------------------------------
  Class C*                196,103      3,960,554      62,085     1,135,211
--------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                 520,447     10,555,882     237,293     4,070,874
--------------------------------------------------------------------------
  Class B                 246,404      4,994,635      87,895     1,505,898
--------------------------------------------------------------------------
  Class C*                  5,787        117,358          94         1,781
--------------------------------------------------------------------------
Reacquired:
  Class A              (2,500,981)   (50,419,205)  (3,882,294) (65,670,974)
--------------------------------------------------------------------------
  Class B                (935,494)   (18,879,967)   (924,101)  (15,623,020)
--------------------------------------------------------------------------
  Class C*               (120,588)    (2,434,166)       (689)      (12,397)
--------------------------------------------------------------------------
                          561,502   $ 11,259,521    (935,933)  $(15,234,063)
==========================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                        ----------------------
                                        NUMBER OF    PREMIUMS
                                        CONTRACTS    RECEIVED
                                        ----------   ---------
Beginning of period                          --      $     --
---------------------------------       -------      --------
Written                                     180        38,798
---------------------------------       -------      --------
Closed                                     (180)      (38,798)
---------------------------------       -------      --------
End of period                                --      $     --
=================================       =======      ========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                               ----------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  19.26   $  16.01   $  14.59   $  11.85   $  14.09
------------------------------------------------------------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.48       0.47       0.55       0.55       0.59
------------------------------------------------------------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.53       3.26       1.43       2.71      (2.20)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total from investment operations                               3.01       3.73       1.98       3.26      (1.61)
------------------------------------------------------------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.46)     (0.47)     (0.56)     (0.52)     (0.60)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Distributions from net realized gains                           (0.80)     (0.01)        --         --         --
------------------------------------------------------------   --------   --------   --------   --------   --------
  Returns of capital                                                 --         --         --         --      (0.03)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total distributions                                           (1.26)     (0.48)     (0.56)     (0.52)     (0.63)
------------------------------------------------------------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $  21.01   $  19.26   $  16.01   $  14.59   $  11.85
============================================================   ========   ========   ========   ========   ========
Total return(a)                                                   16.01%     23.70%     13.88%     28.07%    (11.57)%
============================================================   ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $196,665   $179,456   $164,001   $170,624   $150,515
============================================================   ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            1.06%(b)   1.13%      1.17%      1.21%      1.18%
============================================================   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               2.39%(b)   2.79%      3.62%      4.20%      4.67%
============================================================   ========   ========   ========   ========   ========
Portfolio turnover rate                                              38%        26%        48%        88%       101%
============================================================   ========   ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $187,100,175.

                                                                                 CLASS B                             CLASS C
                                                             ------------------------------------------------   ----------------
                                                               1998      1997      1996      1995      1994      1998      1997
                                                             --------   -------   -------   -------   -------   -------   ------
Net asset value, beginning of period                         $  19.24   $ 16.01   $ 14.60   $ 11.84   $ 14.08   $ 19.24   $17.67
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Income from investment operations:
  Net investment income                                          0.33      0.34      0.42      0.44      0.47      0.33     0.13
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.53      3.25      1.44      2.73     (2.19)     2.52     1.58
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
    Total from investment operations                             2.86      3.59      1.86      3.17     (1.72)     2.85     1.71
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Less distributions:
  Dividends from net investment income                          (0.32)    (0.35)    (0.45)    (0.41)    (0.49)    (0.32)   (0.13)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Distributions from net realized gains                         (0.80)    (0.01)       --        --        --     (0.80)   (0.01)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
  Returns of capital                                               --        --        --        --     (0.03)       --       --
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
    Total distributions                                         (1.12)    (0.36)    (0.45)    (0.41)    (0.52)    (1.12)   (0.14)
----------------------------------------------------------   --------   -------   -------   -------   -------   -------   ------
Net asset value, end of period                               $  20.98   $ 19.24   $ 16.01   $ 14.60   $ 11.84   $ 20.97   $19.24
==========================================================   ========   =======   =======   =======   =======   =======   ======
Total return(a)                                                 15.14%    22.74%    12.98%    27.16%   (12.35)%   15.09%    9.74%
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $111,866   $94,227   $79,530   $70,693   $42,568    $2,994   $1,183
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratio of expenses to average net assets                          1.81%(b)  1.91%     1.96%     1.97%     2.07%     1.81%(b) 1.90%(c)
==========================================================   ========   =======   =======   =======   =======   =======   ======
Ratio of net investment income to average net assets             1.64%(b)  2.01%     2.83%     3.44%     3.78%     1.64%(b) 2.02%(c)
==========================================================   ========   =======   =======   =======   =======   =======   ======
Portfolio turnover rate                                            38%       26%       48%       88%      101%       38%      26%
==========================================================   ========   =======   =======   =======   =======   =======   ======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $101,900,371 and $1,531,963 for Class B and Class C, respectively.
(c) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM High Yield Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CORPORATE BONDS & NOTES-91.49%

AEROSPACE/DEFENSE-0.32%

Earthwatch Inc., Sr. Notes,
  12.50%, 03/01/01(a)(b)
  (Acquired 03/14/97; Cost
  $15,500,000)                    $ 15,500,000   $   11,702,500
---------------------------------------------------------------

AIR FREIGHT-0.70%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           23,947,000       25,264,085
---------------------------------------------------------------

AIRLINES-2.79%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19     42,860,000       45,030,001
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           26,750,000       27,820,000
---------------------------------------------------------------
Continental Airlines, Notes,
  8.00%, 12/15/05                   26,000,000       26,356,200
---------------------------------------------------------------
World Airways, Inc., Sr. Conv.
  Sub. Deb., 8.00%, 08/26/04(a)
  (Acquired 08/21/97; Cost
  $5,000,000)                        5,000,000        1,475,000
---------------------------------------------------------------
                                                    100,681,201
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.93%

Advance Stores Co., Series B Sr.
  Gtd. Sub. Notes, 10.25%,
  04/15/08                          21,680,000       22,113,600
---------------------------------------------------------------
Exide Corp.
  Conv. Sr. Sub. Notes, 2.90%,
    12/15/05(a) (Acquired
    12/19/96-04/07/98; Cost
    $12,820,500)                    20,700,000       12,238,875
---------------------------------------------------------------
  Sr. Notes, 10.00%, 04/15/05       14,000,000       14,000,000
---------------------------------------------------------------
Magna International, Inc., Conv.
  Sub. Deb., 4.875%, 02/15/05        9,000,000        9,258,750
---------------------------------------------------------------
Newcor, Inc., Series B Sr. Gtd.
  Sub. Notes, 9.875%, 03/01/08      12,880,000       12,042,800
---------------------------------------------------------------
                                                     69,654,025
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-6.73%

Chancellor Media Corp., Sr. Sub.
  Notes, 9.00%, 10/01/08(a)
  (Acquired 09/25/98; Cost
  $50,000,000)                      50,000,000       52,750,000
---------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Yankee
  Disc. Notes, 11.75%,
  12/15/05(c)                       32,380,000       26,956,350
---------------------------------------------------------------
Digital TV Services LLC, Series
  B, Sr. Gtd. Sub. Notes,
  12.50%, 08/01/07                  17,500,000       18,987,500
---------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec.
  Gtd. Notes, 12.50%, 07/01/02      21,080,000       24,452,800
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(c)                       32,750,000       20,632,500
---------------------------------------------------------------
Frontiervision Holdings LP, Sr.
  Disc. Notes, 11.875%,
  09/15/07(c)                       27,480,000       23,151,900
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Jacor Communications, Inc.,
  Unsec. Conv. LYON, 3.99%,
  02/09/18(d)                     $ 20,000,000   $    9,693,000
---------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec.
  Disc. Notes, 13.625%,
  08/01/06(c)                       39,000,000       32,370,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr.
  Disc. Notes, 11.875%
  10/15/07(c)                       42,250,000       19,540,625
---------------------------------------------------------------
Park N View, Inc., Series B, Sr.
  Notes, 13.00%, 05/15/08           16,400,000       14,022,000
---------------------------------------------------------------
                                                    242,556,675
---------------------------------------------------------------

BUILDING MATERIALS-1.02%

Congoleum Corp., Sr. Unsec.
  Notes, 8.625%, 08/01/08           19,900,000       19,701,000
---------------------------------------------------------------
Imperial Home Decor Group,
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 03/15/08           19,100,000       17,094,500
---------------------------------------------------------------
                                                     36,795,500
---------------------------------------------------------------

CHEMICALS-0.48%

Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                          19,990,000       17,291,350
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.26%

Key Plastics, Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 03/15/07                  21,270,000       19,993,800
---------------------------------------------------------------
Trans-Resources, Inc.,
  Series B, Sr. Unsec. Disc.
    Notes, 12.00%, 03/15/08(c)      26,000,000       13,910,000
---------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    10.75%, 03/15/08                11,700,000       11,700,000
---------------------------------------------------------------
                                                     45,603,800
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.53%

Comverse Technology, Inc.,
  Conv. Sub. Deb., 4.50%,
    07/01/05(a) (Acquired
    10/27/98; Cost $1,157,963)       1,269,000        1,605,285
---------------------------------------------------------------
  Unsec. Conv. Sub. Deb., 4.50%,
    07/01/05                         4,481,000        5,668,465
---------------------------------------------------------------
Dialog Corp. PLC (United
  Kingdom), Series A, Sr. Sub.
  Yankee Notes, 11.00%, 11/15/07    23,000,000       23,000,000
---------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                 23,640,000       25,176,600
---------------------------------------------------------------
                                                     55,450,350
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.03%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03(a) (Acquired
  11/09/98-11/30/98; Cost
  $1,112,500)                        1,250,000        1,125,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
COMPUTERS (NETWORKING)-1.11%

Convergent Communication, Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                        $ 33,500,000   $   16,247,500
---------------------------------------------------------------
Exodus Communications, Sr.
  Unsec. Notes, 11.25%, 07/01/08    23,660,000       23,896,600
---------------------------------------------------------------
                                                     40,144,100
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.37%

Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.00%, 05/15/08                  21,900,000       13,249,500
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.45%

Schuff Steel Co., Sr. Unsec.
  Gtd. Sub. Notes, 10.50%,
  06/01/08                          18,550,000       16,231,250
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.74%

BPC Holding Corp., Series B, Sr.
  Sec. Notes, 12.50%, 06/15/06      11,875,000       12,409,375
---------------------------------------------------------------
MVE, Inc., Sr. Sec. Notes,
  12.50%, 02/15/02                  14,570,000       14,351,450
---------------------------------------------------------------
                                                     26,760,825
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.00%

Core-Mark International, Inc.,
  Sr. Sub. Notes, 11.375%,
  09/15/03                          16,340,000       16,666,800
---------------------------------------------------------------
Fleming Companies, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  10.625%, 07/31/07                 20,700,000       19,458,000
---------------------------------------------------------------
                                                     36,124,800
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.19%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(c)        18,342,000        6,694,830
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.44%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.625%,
  08/20/12                          14,950,869       15,773,167
---------------------------------------------------------------

ENTERTAINMENT-1.38%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(c)                       28,812,000       17,431,260
---------------------------------------------------------------
Regal Cinemas, Inc., Sr. Unsec.
  Sub. Notes, 9.50%, 06/01/08       20,100,000       20,803,500
---------------------------------------------------------------
Silver Cinemas, Inc., Sr. Sub.
  Notes, 10.50%, 04/15/05           15,880,000       11,513,000
---------------------------------------------------------------
                                                     49,747,760
---------------------------------------------------------------

FOODS-1.60%

Ameriserve Food Distributors,
  Sr. Unsec. Gtd. Notes, 8.875%,
  10/15/06                          15,500,000       14,415,000
---------------------------------------------------------------
Del Monte Corp./Foods Co.,
  Series B, Sr. Unsec. Sub.
  Notes, 12.25%, 04/15/07           14,385,000       16,398,900
---------------------------------------------------------------
Nebco Evans Holding Co., Sr.
  Unsec. Disc. Notes, 12.375%,
  07/15/07(c)                       18,760,000        9,098,600
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FOODS-(CONTINUED)

RAB Enterprise, Inc.,
  Sr. Notes, 10.50%, 05/01/05(a)
    (Acquired 04/28/98; Cost
    $9,350,000)                   $  9,350,000   $    7,059,250
---------------------------------------------------------------
  Sr. Notes, 13.00%, 05/01/08(a)
    (Acquired 04/28/98; Cost
    $15,000,000)                    15,000,000       10,575,000
---------------------------------------------------------------
                                                     57,546,750
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-3.62%

Alliance Gaming Corp., Series B,
  Sr. Unsec. Gtd. Notes, 10.00%,
  08/01/07                          18,400,000       16,652,000
---------------------------------------------------------------
Circus Circus Enterprises, Sr.
  Sub. Notes, 9.25%, 12/01/05       29,000,000       30,080,250
---------------------------------------------------------------
Resort at Summerlin/RAS Co., Sr.
  Unsec. Sub. PIK Notes, 13.00%,
  12/15/07                          26,970,000       25,756,350
---------------------------------------------------------------
Showboat Marina Casino
  Partnership & Showboat Marina
  Financial Corp., Series B Sec.
  First Mortgage Notes, 13.50%,
  03/15/03                          21,600,000       24,516,000
---------------------------------------------------------------
Venetian Casino Resort LLC,
  Sec. Gtd. Mortgage Notes,
    12.25%, 11/15/04                18,300,000       17,202,000
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    10.00%, 11/15/05(c)             19,100,000       16,139,500
---------------------------------------------------------------
                                                    130,346,100
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.39%

Biovail Corp., Sr. Notes,
  10.875%, 11/15/05(a) (Acquired
  11/10/98-11/24/98; Cost
  $13,962,063)                      13,875,000       14,083,125
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.96%

Harborside Healthcare, Sr.
  Unsec. Gtd. Disc. Sub. Notes,
  11.00%, 08/01/08(c)               34,000,000       17,170,000
---------------------------------------------------------------
Mariner Post-Acute Network,
  Inc.,
  Series B, Sr. Unsec. Sub.
    Notes, 9.50%, 11/01/07          14,990,000       11,617,250
---------------------------------------------------------------
  Series B, Sr. Unsec. Disc.
    Sub. Notes, 10.50%,
    11/01/07(c)                     13,730,000        5,972,550
---------------------------------------------------------------
                                                     34,759,800
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.38%

Alaris Medical Inc.,
  Sr. Disc. Notes, 11.125%,
    08/01/08(a)(c) (Acquired
    07/23/98; Cost $12,675,392)     21,800,000       11,990,000
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    9.75%, 12/01/06                 11,545,000       11,775,900
---------------------------------------------------------------
Alliance Imaging, Sr. Sub.
  Notes, 9.23%, 12/15/05            20,000,000       19,100,000
---------------------------------------------------------------
Dade International, Inc., Series
  B, Sr. Sub. Notes, 11.125%,
  05/01/06                          15,710,000       17,477,375
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

Mediq, Inc.,
  Sr. Disc. Deb., 13.00%,
    06/01/09(c)                   $ 13,750,000   $    6,256,250
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
    11.00%, 06/01/08                20,020,000       19,319,300
---------------------------------------------------------------
                                                     85,918,825
---------------------------------------------------------------

HOMEBUILDING-1.61%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06           16,040,000       17,082,600
---------------------------------------------------------------
Engle Homes, Inc., Series C, Sr.
  Unsec. Gtd. Notes, 9.25%,
  02/01/08                          21,850,000       21,959,250
---------------------------------------------------------------
Schuler Homes, Sr. Unsec. Gtd.
  Notes, 9.00%, 04/15/08            19,400,000       18,915,000
---------------------------------------------------------------
                                                     57,956,850
---------------------------------------------------------------

HOUSEWARES-0.56%

Decora Industries Inc., Series
  B, Sr. Sec. Gtd. Notes,
  11.00%, 05/01/05                  21,350,000       20,175,750
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.27%

Loews Corp., Unsec. Conv. Sub.
  Notes, 3.125%, 09/15/07           12,000,000        9,600,000
---------------------------------------------------------------

IRON & STEEL-1.44%

Acme Metal, Inc., Sr. Unsec.
  Gtd. Notes, 10.875%,
  12/15/07(e)                       26,564,000        3,586,140
---------------------------------------------------------------
GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%,
    09/01/04                        15,755,000       10,792,175
---------------------------------------------------------------
  Sr. Notes, 12.25%, 10/01/05       14,525,000        9,804,375
---------------------------------------------------------------
Sheffield Steel Corp., Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                          19,100,000       16,330,500
---------------------------------------------------------------
WHX Corp., Sr. Unsec. Notes,
  10.50%, 04/15/05                  12,360,000       11,433,000
---------------------------------------------------------------
                                                     51,946,190
---------------------------------------------------------------

LODGING-HOTELS-4.73%

American Skiing Co., Series B,
  Sr. Sub. Notes, 12.00%,
  07/15/06                          19,275,000       20,142,375
---------------------------------------------------------------
Booth Creek Ski Holdings, Sr.
  Unsec. Gtd. Notes, 12.50%,
  03/15/07                          20,310,000       20,208,450
---------------------------------------------------------------
Coast Hotels & Casinos Inc.,
  Series B, Sec. First Mortgage
  Gtd. Notes, 13.00% 12/15/02       23,530,000       26,588,900
---------------------------------------------------------------
Hilton Hotels Corp.,
  Sr. Unsec. Notes, 7.95%,
    04/15/07                        22,000,000       22,911,460
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.20%,
    12/15/09                        16,000,000       15,905,760
---------------------------------------------------------------
HMH Properties, Series B, Sr.
  Sec. Gtd. Notes, 7.875%,
  08/01/08                          49,000,000       47,775,000
---------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Unsec. Yankee Notes, 10.625%,
  06/01/08                          18,680,000       16,905,400
---------------------------------------------------------------
                                                    170,437,345
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
MACHINERY (DIVERSIFIED)-0.55%

National Equipment Services,
  Series B, Sr. Sub. Notes,
  10.00%, 11/30/04                $ 20,000,000   $   19,900,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.97%

Anthony Crane Rentals, Sr.
  Notes, 10.375%, 08/01/08(a)
  (Acquired 07/15/98-09/08/98;
  Cost $17,915,075)                 17,960,000       17,331,400
---------------------------------------------------------------
Elgin National Industries,
  Series B, Sr. Unsec. Gtd.
  Notes, 11.00%, 11/01/07           17,640,000       17,816,400
---------------------------------------------------------------
Generac Portable Products, Sr.
  Sub. Notes, 11.25%,
  07/01/06(a) (Acquired
  07/02/98; Cost $17,100,000)       17,100,000       17,185,500
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07      19,915,000       18,620,525
---------------------------------------------------------------
                                                     70,953,825
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-5.28%

Berry Plastics Corp., Sr. Sub.
  Notes, 12.25%, 04/15/04            9,500,000       10,022,500
---------------------------------------------------------------
Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08    26,800,000       25,594,000
---------------------------------------------------------------
Derby Cycle Corp., Sr. Notes,
  10.00%, 05/15/08(a) (Acquired
  05/07/98-07/07/98; Cost
  $18,951,613)                      18,955,000       16,396,075
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Gtd. Notes, 11.00%,
  02/01/08                          21,835,000       20,415,725
---------------------------------------------------------------
Globe Manufacturing Corp., Sr.
  Sub. Notes, 10.00%,
  08/01/08(a) (Acquired
  07/28/98-09/23/98; Cost
  $16,818,250)                      17,050,000       15,515,500
---------------------------------------------------------------
MMI Products, Inc., Sr. Unsec.
  Sub. Notes, 11.25%, 04/15/07      19,140,000       20,766,900
---------------------------------------------------------------
Neenah Corp.,
  Series B, Sr. Sub. Notes,
    11.125%, 05/01/07                4,000,000        4,130,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.125%, 05/01/07               15,000,000       15,487,500
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  26,990,000       26,585,150
---------------------------------------------------------------
Precise Technology, Inc., Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.125%, 06/15/07                 15,900,000       15,423,000
---------------------------------------------------------------
SF Holdings Group, Inc., Series
  B, Sr. Sec. Disc. Notes,
  12.75%, 03/15/08(c)               27,000,000        8,775,000
---------------------------------------------------------------
Steel Heddle Manufacturing Co.,
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 10.625%, 06/01/08          15,700,000       11,068,500
---------------------------------------------------------------
                                                    190,179,850
---------------------------------------------------------------

METALS MINING-1.20%

Centaur Mining & Exploration,
  Ltd. (Australia), Sr. Yankee
  Gtd. Notes, 11.00%, 12/01/07      27,800,000       25,437,000
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
METALS MINING-(CONTINUED)

Doe Run Resources Corp.,
  Series B, Sr. Unsec. Gtd. Sub.
    Notes, 11.70%, 03/15/03       $ 10,000,000   $    7,750,000
---------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub.
    Notes, 11.25%, 03/15/05         12,790,000        9,912,250
---------------------------------------------------------------
                                                     43,099,250
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.59%

United Stationer Supply Co., Sr.
  Sub. Notes, 12.75%, 05/01/05      19,021,000       21,303,520
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.58%

Rutherford-Moran Oil Corp., Sr.
  Unsec. Gtd. Sub. Notes,
  10.75%, 10/01/04                  18,200,000       20,839,000
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.50%

Abraxas Petroleum Corp., Series
  D, Sr. Unsec. Gtd. Notes,
  11.50%, 11/01/04                  18,290,000       13,991,850
---------------------------------------------------------------
Canadian Forest Oil Ltd.
  (Canada), Sr. Unsec. Yankee
  Gtd. Sub. Notes, 8.75%,
  09/15/07                          21,356,000       19,647,520
---------------------------------------------------------------
Chesapeake Energy Corp., Series
  B, Sr. Unsec. Gtd. Notes,
  9.625%, 05/01/05                  19,330,000       15,174,050
---------------------------------------------------------------
Kelley Oil & Gas Corp., Series
  B, Sr. Gtd. Sub. Notes,
  10.375%, 10/15/06                 20,150,000       15,011,750
---------------------------------------------------------------
Lodestar Holdings, Inc., Sr.
  Unsec. Gtd. Notes, 11.50%,
  05/15/05                          14,235,000       11,459,175
---------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                          20,950,000       14,769,750
---------------------------------------------------------------
                                                     90,054,095
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.75%

Texas Petrochemical Corp.,
  Sr. Unsec. Sub. Notes,
    11.125%, 07/01/06               13,000,000       12,870,000
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
    11.125%, 07/01/06               14,480,000       14,335,200
---------------------------------------------------------------
                                                     27,205,200
---------------------------------------------------------------

POWER PRODUCER (INDEPENDENT)-0.12%

Panda Global Energy Co. (China);
  Sr. Yankee Gtd. Sec. Notes,
  12.50%, 04/15/04                   9,662,000        4,396,210
---------------------------------------------------------------

PUBLISHING-0.41%

Liberty Group Publishing Inc.,
  Sr. Unsec. Disc. Deb.,
  11.625%, 02/01/09(c)              26,350,000       14,624,250
---------------------------------------------------------------

RAILROADS-0.84%

TFM SA de CV (Mexico),
  Sr. Yankee Gtd. Disc. Notes,
    11.75%, 06/15/09(c)             42,000,000       22,470,000
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 10.25%,
    06/15/07                         9,130,000        7,760,500
---------------------------------------------------------------
                                                     30,230,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
RESTAURANTS-0.53%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07         $ 18,240,000   $   19,152,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.83%

Carr-Gottstein Foods Co., Sr.
  Sub. Notes, 12.00%, 11/15/05      27,105,000       31,441,800
---------------------------------------------------------------
Cumberland Farms, Inc., Sec.
  Notes, 10.50%, 10/01/03           16,972,000       16,717,420
---------------------------------------------------------------
Jitney-Jungle Stores of America
  Inc., Sr. Gtd. Notes, 12.00%,
  03/01/06                          15,905,000       17,813,600
---------------------------------------------------------------
                                                     65,972,820
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.55%

Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                          25,030,000       19,648,550
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.17%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           18,975,000       20,777,625
---------------------------------------------------------------
CEX Holdings, Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  9.625%, 06/01/08                  20,155,000       18,240,275
---------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub.
  Notes, 11.00%, 11/01/06           15,245,000       16,083,475
---------------------------------------------------------------
National Vision Associates, Sr.
  Notes, 12.75%, 10/15/05(a)
  (Acquired 10/05/98; Cost
  $19,476,208)                      19,700,000       20,980,500
---------------------------------------------------------------
Neff Corp, Sr. Sub. Notes,
  10.25%, 06/01/08(a) (Acquired
  12/02/98; Cost $11,969,694)       12,150,000       11,785,500
---------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 06/01/08                  18,500,000       17,945,000
---------------------------------------------------------------
Office Depot, Inc., Conv. LYON,
  5.00%, 12/11/07(d)                 5,000,000        5,493,750
---------------------------------------------------------------
Renters Choice, Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08(a)
  (Acquired 08/13/98-10/01/98;
  Cost $22,924,900)                 23,060,000       23,521,200
---------------------------------------------------------------
Wilsons-The Leather Experts
  Inc., Series B, Sr. Unsec.
  Gtd. Notes, 11.25%, 08/15/04      15,840,000       15,602,400
---------------------------------------------------------------
                                                    150,429,725
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.08%

Big 5 Corp., Series B, Sr.
  Unsec. Notes, 10.875%,
  11/15/07                          19,890,000       20,188,350
---------------------------------------------------------------
Corporate Express, Inc., Conv.
  Notes, 4.50%, 07/01/00             8,000,000        6,782,880
---------------------------------------------------------------
GFSI Holdings, Inc., Series B,
  Sr. Disc. Notes, 11.375%,
  09/15/09(c)                       20,000,000       17,100,000
---------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07          18,245,000       15,781,925
---------------------------------------------------------------
Worldwide Fiber, Inc. (Canada),
  Sr. Notes, 12.50%, 12/15/05(a)
  (Acquired 12/18/98; Cost
  $15,000,000)                      15,000,000       15,150,000
---------------------------------------------------------------
                                                     75,003,155
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

SERVICES (ADVERTISING/MARKETING)-1.48%

Dimac Corporation, Sr. Sub.
  Notes, 12.50%, 10/01/08(a)
  (Acquired 10/16/98; Cost
  $24,308,250)                    $ 25,000,000   $   25,125,000
---------------------------------------------------------------
MDC Communications Corp.
  (Canada),
  Series B, Sr. Sub. Notes,
    10.50%, 12/01/06(a)
    (Acquired 11/13/98; Cost
    $9,801,500)                     10,000,000       10,250,000
---------------------------------------------------------------
  Sr. Yankee Unsec. Sub. Notes,
    10.50%, 12/01/06                17,470,000       17,906,750
---------------------------------------------------------------
                                                     53,281,750
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.42%

Coinmach Corp., Series D, Sr.
  Unsec. Notes, 11.75%, 11/15/05    27,750,000       30,733,125
---------------------------------------------------------------
Hydrochem Industrial Service,
  Series B, Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07          21,300,000       20,554,500
---------------------------------------------------------------
                                                     51,287,625
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.47%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           8,500,000       10,375,313
---------------------------------------------------------------
DecisionOne Holdings Corp., Sr.
  Disc. Deb., 11.50%,
  08/01/08(c)(f)                    32,085,000        6,577,425
---------------------------------------------------------------
                                                     16,952,738
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.48%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  11.375%, 01/15/08                 18,130,000       17,359,475
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.05%

ATC Group Services, Inc., Sr.
  Unsec. Gtd. Sub. Notes,
  12.00%, 01/15/08(e)               17,850,000        1,695,750
---------------------------------------------------------------

SHIPPING-1.94%

American Reefer Co. Ltd., Series
  A First Pfd. Ship Mortgage
  Notes, 10.25%, 03/01/08            4,700,000        2,843,500
---------------------------------------------------------------
Millenium Seacarriers, First
  Priority Ship Mortgage Notes,
  12.00%, 07/15/05(a) (Acquired
  07/20/98; Cost $19,222,007)       19,900,000       16,019,500
---------------------------------------------------------------
Navigator Gas Transport PLC
  (United Kingdom), Notes,
  10.50%, 06/30/07(a) (Acquired
  07/31/97-09/04/97; Cost
  $17,716,250)                      17,520,000       15,505,200
---------------------------------------------------------------
Pacific & Atlantic Holdings,
  First Pfd. Ship Mortgage
  Notes, 11.50%, 05/30/08           20,980,000       16,259,500
---------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Series A, Sr. Sec.
  Gtd. Mortgage Notes, 11.875%,
  11/15/04                          22,500,000       19,462,500
---------------------------------------------------------------
                                                     70,090,200
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-6.39%

Clearnet Communications, Inc.
  (Canada), Sr. Yankee Disc.
  Notes, 14.75%, 12/15/05(c)        22,320,000       19,306,800
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-(CONTINUED)

Metrocall Inc., Sr. Sub. Notes,
  11.00%, 09/15/08(a) (Acquired
  12/17/98; Cost $15,203,442)     $ 15,310,000   $   15,463,100
---------------------------------------------------------------
Microcell Telecommunications,
  Inc., Series B, Sr. Disc.
  Yankee Notes, 14.00%,
  06/01/06(c)                       29,500,000       21,977,500
---------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Disc. Notes, 10.65%,
    09/15/07(c)                     45,600,000       29,640,000
---------------------------------------------------------------
  Sr. Notes, 12.00%, 11/01/08(a)
    (Acquired 10/28/98-11/02/98;
    Cost $43,711,200)               44,000,000       48,400,000
---------------------------------------------------------------
Orion Network Systems, Inc.,
  Sr. Gtd. Disc. Notes,
  12.50%, 01/15/07(c)               23,980,000       15,227,300
---------------------------------------------------------------
  Sr. Gtd. Notes, 11.25%,
    01/15/07                        17,750,000       17,661,250
---------------------------------------------------------------
PageMart Wireless, Inc., Sr.
  Sub. Disc. Notes, 11.25%,
  02/01/08(c)                       43,640,000       21,165,400
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec.
  Notes, 11.125%, 06/01/07          26,000,000       25,870,000
---------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Disc. Notes, 12.00%,
  07/15/08(a)(c) (Acquired
  06/23/98; Cost $16,815,591)       30,300,000       15,604,500
---------------------------------------------------------------
                                                    230,315,850
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-7.12%

Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc.
  Yankee Notes, 8.94%,
  08/15/08(c)                       43,000,000       25,477,500
---------------------------------------------------------------
Econophone, Inc., Sr. Unsec.
  Notes, 13.50%, 07/15/07           23,250,000       23,656,875
---------------------------------------------------------------
ESAT Telecom Group, PLC
  (Ireland), Sr. Notes, 11.875%,
  12/01/08(a) (Acquired
  11/20/98; Cost $11,300,000)       11,300,000       11,356,500
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           22,500,000       23,400,000
---------------------------------------------------------------
Firstcom Corp., Sr. Notes,
  14.00%, 10/27/07(a) (Acquired
  10/21/97-12/03/97; Cost
  $23,200,600)                      22,990,000       15,863,100
---------------------------------------------------------------
Global Telesystems Group, Conv.
  Sr. Sub. Deb., 5.75%, 07/01/10    10,250,000       11,569,688
---------------------------------------------------------------
Long Distance Direct, Inc., Sr.
  Notes, 12.25%, 04/15/08(a)
  (Acquired 04/07/98-05/05/98;
  Cost $25,619,550)                 25,610,000       22,088,625
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       20,800,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom),
  Bonds, 12.00%,
    11/01/08(a)(Acquired
    11/02/98; Cost $13,700,905)     14,500,000       15,007,500
---------------------------------------------------------------
  Sr. Yankee Gtd. Notes, 12.25%,
    11/15/06                        20,484,000       21,713,040
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Versatel Telecom B.V.
  (Netherlands),
  Sr. Notes, 13.25%, 05/15/08     $ 20,230,000   $   20,634,600
---------------------------------------------------------------
  Sr. Notes, 13.25%,
    05/15/08(a)(g) (Acquired
    11/17/98; Cost $14,208,000)     14,800,000       15,096,000
---------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.25%,
  04/15/08                          30,000,000       30,150,000
---------------------------------------------------------------
                                                    256,813,428
---------------------------------------------------------------

TELEPHONE-6.52%

Esat Holdings Ltd. (Ireland),
  Sr. Yankee Notes, 12.50%,
  02/01/07(c)                       25,530,000       16,977,450
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(c)                      101,300,000       54,955,250
---------------------------------------------------------------
Logix Communications, Sr. Unsec.
  Notes, 12.25%, 06/15/08           47,750,000       44,288,125
---------------------------------------------------------------
Nextlink Communications, Inc.,
  Sr. Notes, 10.75%, 11/15/08(a)
  (Acquired 11/04/98; Cost
  $20,000,000)                      20,000,000       20,500,000
---------------------------------------------------------------
NTL Inc.,
  Conv. Sub. Notes, 7.00%,
    12/15/08(a) (Acquired
    12/11/98; Cost $5,002,650)       5,000,000        5,412,500
---------------------------------------------------------------
  Sr. Notes, 11.50%, 10/01/08(a)
    (Acquired 10/26/98; Cost
    $16,035,000)                    16,035,000       17,558,325
---------------------------------------------------------------
Qwest Communications Int'l, Sr.
  Notes, 7.50%, 11/01/08(a)
  (Acquired 10/27/98-11/23/98;
  Cost $49,870,739)                 50,200,000       52,710,000
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           21,400,000       22,523,500
---------------------------------------------------------------
                                                    234,925,150
---------------------------------------------------------------

TRUCKERS-0.49%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Deb.,
  10.25%, 04/01/07                  17,530,000       17,530,000
---------------------------------------------------------------

TRUCKS & PARTS-1.01%

Blue Bird Body Co., Series B,
  Sr. Sub. Notes, 10.75%,
  11/15/06                          15,425,000       15,964,875
---------------------------------------------------------------
HDA Parts System, Inc., Sr. Sub.
  Notes, 12.00%, 08/01/05(a)
  (Acquired 07/28/98-09/08/98;
  Cost $22,127,500)                 22,400,000       20,272,000
---------------------------------------------------------------
                                                     36,236,875
---------------------------------------------------------------

WASTE MANAGEMENT-0.14%

WMX Technologies, Conv. Sub.
  Notes, 2.00%, 01/24/05             5,230,000        5,138,475
---------------------------------------------------------------
    Total Corporate Bonds &
      Notes (Cost
      $3,528,028,823)                             3,298,240,719
---------------------------------------------------------------

                                        SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-0.36%

MANUFACTURING (SPECIALIZED)-0.01%

SF Holdings Group-Class C(a)(h)
  (Acquired 03/05/98-05/05/98;
  Cost $0)                              69,540          260,775
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
REAL ESTATE INVESTMENT TRUST-0.04%

Meditrust Companies(h)                  89,908   $    1,359,855
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.29%

Celcaribe S.A., Ordinary Trust
  Certificates(a)(h) (Acquired
  05/17/94-01/23/97; Cost $0)        2,276,400        9,105,600
---------------------------------------------------------------
Nextel Communications,
  Inc.-Class A(h)                       52,195        1,233,107
---------------------------------------------------------------
                                                     10,338,707
---------------------------------------------------------------

TELEPHONE-0.02%

Intermedia Communications
  Inc.(h)                               51,515          888,640
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,590,294)                                    12,847,977
---------------------------------------------------------------

PREFERRED STOCKS-3.49%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.83%

Benedek Communications, 11.50%
  PIK Pfd.(h)                           28,702       23,392,130
---------------------------------------------------------------
Mediaone Group Inc., 6.25% Conv.
  Pfd.                                 100,000        6,650,000
---------------------------------------------------------------
                                                     30,042,130
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.10%

Monsanto Co., 6.50% Conv. Pfd.          75,000        3,675,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.16%

Conseco Finance Trust IV-Series
  F, 3.50% Conv. Pfd.                  150,000        5,793,750
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.33%

Brand Scaffold Services, Inc.,
  3.625% Pfd.                          330,000        9,900,000
---------------------------------------------------------------
SF Holdings Group, Series B,
  13.75% PIK Pfd.(h)                       420        1,816,500
---------------------------------------------------------------
                                                     11,716,500
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.13%

Tosco Financing Trust, 5.75%
  Conv. Pfd.                           100,000        4,812,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.31%

CVS Auto Exchange TR, 4.23%
  Conv. Pfd.                           110,000       11,020,625
---------------------------------------------------------------

SHIPPING-0.20%

Pegasus Shipping Ltd. (Bermuda),
  12.75% PIK Pfd.(a)(h)
  (Acquired 06/24/98; Cost
  $7,461,000)                           15,000        7,275,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.07%

Dobson Communications, 12.25%
  Sr. PIK Pfd.(h)                       30,059       26,902,927
---------------------------------------------------------------
Loral Space & Communications
  Ltd., 6.00% Conv. Pfd.               125,000        6,640,625
---------------------------------------------------------------
Nextel Communications, Conv.
  Pfd.(a)(h) (Acquired 12/17/98;
  Cost $4,997,398)                      19,700        5,126,925
---------------------------------------------------------------
                                                     38,670,477
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TELECOMMUNICATIONS (LONG DISTANCE)-0.04%

Viatel Inc., Series A, 10.00%
  PIK Pfd.(h)                           15,252   $    1,437,543
---------------------------------------------------------------

TELEPHONE-0.32%

Intermedia Communications Inc.,
  7.00% Series E, Conv. Pfd.            50,000          912,500
---------------------------------------------------------------
  7.00%, Conv. Pfd.(a) (Acquired
    10/24/97-10/23/98; Cost
    $13,256,285)                       580,000       10,585,000
---------------------------------------------------------------
                                                     11,497,500
---------------------------------------------------------------
    Total Preferred Stocks (Cost
      $133,704,206)                                 125,941,025
---------------------------------------------------------------


RIGHTS & WARRANTS-0.36%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.04%

Knology Holdings, Inc., expiring
  10/15/07(a)(h)(Acquired
  03/12/98, Cost $0)                    47,250          106,312
---------------------------------------------------------------
Park N View, Inc., expiring
  05/15/08 (United Kingdom)(h)          16,400        1,016,800
---------------------------------------------------------------
United International Holdings,
  expiring 11/15/99(h)                   9,250          139,906
---------------------------------------------------------------
                                                      1,263,018
---------------------------------------------------------------

CHEMICALS-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08(h)                   7,500          112,500
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.00%

Convergent Communications,
  expiring 04/01/08(h)                 132,800            1,327
---------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.00%

MVE, Inc., expiring 02/15/02(h)          6,750           67,500
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04(h)                           18,802           94,010
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin/RAS Co.,
  expiring 12/15/07(h)                  23,900              239
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.01%

Republic Health Corp., expiring
  04/03/00(h)                           17,500          315,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.00%

Mediq, Inc., expiring
  06/01/09(a)(h) (Acquired
  05/21/98; Cost $7,893,001)            13,750              138
---------------------------------------------------------------

IRON & STEEL-0.01%

Bar Technologies Inc., expiring
  04/01/01(h)                            6,000          330,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
METAL FABRICATORS-0.00%

Gulf States Steel, Inc.,
  expiring 04/15/03(h)                  15,990   $          160
---------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc.,
  Series H, expiring
    11/14/99(a)(h) (Acquired
    11/04/94, Cost $0)                   8,000               80
---------------------------------------------------------------
Series I, expiring
  11/14/99(a)(h) (Acquired
  11/04/94-03/01/95, Cost $0)            7,250            3,625
---------------------------------------------------------------
                                                          3,705
---------------------------------------------------------------

SHIPPING-0.00%

Millenium Seacarriers, expiring
  07/15/03(h)                           19,900          124,375
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.09%

Cellnet Data System, expiring
  10/01/07(a)(h) (Acquired
  09/24/97-10/15/97; Cost $0)           10,000           77,500
---------------------------------------------------------------
Clearnet Communications, Inc.
  (Canada), expiring 09/15/05(h)       100,716          705,012
---------------------------------------------------------------
McCaw Intl. Ltd., expiring
  04/15/07(h)                           39,500          128,375
---------------------------------------------------------------
Microcell Telecommunications,
  Inc., expiring 06/01/06(a)(h)
  (Acquired 12/18/96; Cost $0)         118,000        1,519,840
---------------------------------------------------------------
Loral Space & Communications,
  Ltd.,
  expiring 01/15/07(h)                  43,600          436,300
---------------------------------------------------------------
Powertel, Inc., expiring
  02/01/06(h)                           42,656          330,584
---------------------------------------------------------------
                                                      3,197,611
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.14%

Long Distance Direct, Inc.,
  expiring 04/13/08(h)                  25,610           64,025
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., expiring 08/01/04(h)            20,000          255,000
---------------------------------------------------------------
RSL Communications, Ltd. (United
  Kingdom), expiring 11/15/06(h)        45,145        4,514,500
---------------------------------------------------------------
Versatel Telecom B.V.
  (Netherlands), expiring
  05/15/08(h)                           20,230          204,829
---------------------------------------------------------------
                                                      5,038,354
---------------------------------------------------------------

TELEPHONE-0.07%

ESAT Holdings Ltd., expiring
  02/01/07(a)(h) (Acquired
  06/16/97; Cost $0)                    25,530        1,793,483
---------------------------------------------------------------
ICG Communications, Inc.,
  expiring 10/15/05(h)                  39,600          732,600
---------------------------------------------------------------
Intermedia Communications, Inc.,
  expiring 06/01/00(h)                   1,500           64,110
---------------------------------------------------------------
                                                      2,590,193
---------------------------------------------------------------
    Total Rights & Warrants
      (Cost $3,790,185)                              13,138,130
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENT-2.90%(i)

J.P. Morgan Securities, Inc.,
  4.75%, 01/04/99(j) (Cost
  $104,260,142)                   $104,260,142   $  104,260,142
---------------------------------------------------------------
TOTAL INVESTMENTS-98.60%                          3,554,427,993
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.40%                                  50,581,142
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,605,009,135
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.  - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
LYON  - Liquid Yield Option Note
Pfd.   - Preferred
PIK   - Payment in Kind
Sec.  - Secured
Sr.    - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $640,555,838 which represented 17.77% of the Fund's net assets.
(b) Issued as a unit. This unit also includes 15,500 warrants to purchase 31.12 shares of common stock per warrant.
(c) Step bond issued at a discount. Interest rate shown represents coupon rate at which the bond will accrue at a specified future date.
(d) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Issued as a unit. This unit also includes 32,085 warrants to purchase 1.9 shares of common stock per warrant.
(g) Issued as a unit. This unit also includes 14,800 warrants to buy 6.667 shares of common stock per warrant.
(h) Non-income producing security.
(i) Collateral on repurchase agreements, including the Funds pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/98 with a maturing value of $500,263,889. Collateralized by U.S. Government agency obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $3,772,373,650)                           $3,554,427,993
----------------------------------------------------------
Receivables for:
  Investments sold                               7,159,056
----------------------------------------------------------
  Fund shares sold                              14,066,599
----------------------------------------------------------
  Dividends and interest                        70,249,884
----------------------------------------------------------
Investment for deferred compensation plan           72,678
----------------------------------------------------------
Other assets                                       109,656
----------------------------------------------------------
    Total assets                             3,646,085,866
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investment purchased                             904,456
----------------------------------------------------------
  Fund shares reacquired                        17,674,577
----------------------------------------------------------
  Dividends                                     17,585,211
----------------------------------------------------------
  Deferred compensation plan                        72,678
----------------------------------------------------------
Accrued advisory fees                            1,464,160
----------------------------------------------------------
Accrued distribution fees                        3,196,900
----------------------------------------------------------
Accrued operating expenses                         178,749
----------------------------------------------------------
    Total liabilities                           41,076,731
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $3,605,009,135
----------------------------------------------------------

NET ASSETS:

Class A                                     $1,670,863,444
==========================================================
Class B                                     $1,820,899,289
==========================================================
Class C                                     $  113,246,402
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        190,557,692
==========================================================
Class B                                        207,800,386
==========================================================
Class C                                         12,950,122
==========================================================
Class A:
  Net asset value and redemption price per
    share                                   $         8.77
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.77 divided
     by 95.25%)                             $         9.21
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         8.76
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $         8.74
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                    $ 380,935,260
---------------------------------------------------------
Dividends                                       1,259,674
---------------------------------------------------------
    Total investment income                   382,194,934
---------------------------------------------------------

EXPENSES:

Advisory fees                                  17,600,312
---------------------------------------------------------
Administrative services fees                      135,537
---------------------------------------------------------
Custodian fees                                    231,456
---------------------------------------------------------
Transfer agent fees -- Class A                  2,117,299
---------------------------------------------------------
Transfer agent fees -- Class B                  2,220,773
---------------------------------------------------------
Transfer agent fees -- Class C                     99,858
---------------------------------------------------------
Trustees' fees                                     31,422
---------------------------------------------------------
Distribution fees -- Class A                    4,521,613
---------------------------------------------------------
Distribution fees -- Class B                   18,264,587
---------------------------------------------------------
Distribution fees -- Class C                      760,766
---------------------------------------------------------
Other                                             172,153
---------------------------------------------------------
    Total expenses                             46,155,776
---------------------------------------------------------
Less: Expenses paid indirectly                   (217,075)
---------------------------------------------------------
    Net expenses                               45,938,701
---------------------------------------------------------
Net investment income                         336,256,233
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                      (188,884,753)
---------------------------------------------------------
  Foreign currencies                               (2,879)
---------------------------------------------------------
                                             (188,887,632)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   (359,473,146)
---------------------------------------------------------
    Net gain (loss) from investment
       securities and foreign currencies     (548,360,778)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 $(212,104,545)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $  336,256,233    $  247,013,864
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (188,887,632)       62,942,651
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (359,473,146)       18,112,537
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (212,104,545)      328,069,052
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (170,021,135)     (133,510,208)
----------------------------------------------------------------------------------------------
  Class B                                                       (158,792,161)     (111,521,456)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,792,770)         (357,582)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        142,435,247       469,620,256
----------------------------------------------------------------------------------------------
  Class B                                                        448,570,951       540,779,350
----------------------------------------------------------------------------------------------
  Class C                                                        101,384,122        26,215,648
----------------------------------------------------------------------------------------------
    Net increase in net assets                                   144,679,709     1,119,295,060
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,460,329,426     2,341,034,366
----------------------------------------------------------------------------------------------
  End of period                                               $3,605,009,135    $3,460,329,426
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $4,011,736,919    $3,332,603,649
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              5,490,138         4,691,600
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (194,272,265)      (18,493,312)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (217,945,657)      141,527,489
----------------------------------------------------------------------------------------------
                                                              $3,605,009,135    $3,460,329,426
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions noted in section "C" below. On December 31, 1998 additional paid-in capital was decreased by $13,257,050, undistributed net investment income was increased by $148,371 and undistributed net realized gains was increased by $13,108,679 as a result of differing book/tax treatment of foreign currency transactions, market discount reclassifications and expirations of capital loss carryforwards in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $118,664,039 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.50% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.45% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $135,537 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $2,794,049 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $4,521,613, $18,264,587 and $760,766, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,822,464 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended

December 31, 1998, AIM Distributors received $660,651 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $10,514 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $41,157 and $175,918, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $217,075 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $3,378,593,550 and $2,715,129,275, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 101,120,172
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (322,770,884)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                  $(221,650,712)
=========================================================
Cost of investments for tax purposes is
  $3,776,078,705.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                            1997
                       ------------------------------   -----------------------------
                          SHARES          AMOUNT          SHARES          AMOUNT
                       ------------   ---------------   -----------   ---------------
Sold:
  Class A               113,312,954   $ 1,099,027,598    93,715,770   $   935,998,102
---------------------  ------------------------------   -----------------------------
  Class B                81,983,594       793,346,240    74,428,033       739,555,783
---------------------  ------------------------------   -----------------------------
  Class C*               31,084,188       309,774,327     2,840,747        28,847,843
---------------------  ------------------------------   -----------------------------
Issued as
  reinvestment of
  dividends:
  Class A                11,706,241       112,173,341     8,409,927        83,983,856
---------------------  ------------------------------   -----------------------------
  Class B                 8,418,057        80,427,189     5,178,022        54,019,940
---------------------  ------------------------------   -----------------------------
  Class C*                  480,845         4,500,556        19,254           195,246
---------------------  ------------------------------   -----------------------------
Reacquired:
  Class A              (110,296,515)   (1,068,765,692)  (55,082,159)     (550,361,702)
---------------------  ------------------------------   -----------------------------
  Class B               (44,848,230)     (425,202,478)  (25,424,400)     (252,796,373)
---------------------  ------------------------------   -----------------------------
  Class C*              (21,196,339)     (212,890,761)     (278,573)       (2,827,441)
---------------------  ------------------------------   -----------------------------
                         70,644,795   $   692,390,320   103,806,621   $ 1,036,615,254
=====================  ==============================   =============================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1998           1997           1996          1995         1994
                                                              ----------     ----------     ----------     --------     --------
Net asset value, beginning of period                          $    10.16     $     9.88     $     9.43     $   8.93     $  10.05
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Income from investment operations:
  Net investment income                                             0.92           0.90           0.92         0.93         0.96
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.40)          0.28           0.46         0.52        (1.12)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
    Total from investment operations                               (0.48)          1.18           1.38         1.45        (0.16)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Less distributions:
  Dividends from net investment income                             (0.91)         (0.90)         (0.93)       (0.95)       (0.96)
------------------------------------------------------------  ----------     ----------     ----------     --------     --------
Net asset value, end of period                                $     8.77     $    10.16     $     9.88     $   9.43     $   8.93
============================================================  ==========     ==========     ==========     ========     ========
Total return(a)                                                    (5.10)%        12.52%         15.44%       16.86%       (1.67)%
============================================================  ==========     ==========     ==========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,670,863     $1,786,352     $1,272,974     $886,106     $578,959
============================================================  ==========     ==========     ==========     ========     ========
Ratio of expenses to average net assets                             0.85%(b)       0.90%          0.97%        0.96%        1.00%
============================================================  ==========     ==========     ==========     ========     ========
Ratio of net investment income to average net assets                9.45%(b)       9.08%          9.67%        9.95%       10.07%
============================================================  ==========     ==========     ==========     ========     ========
Portfolio turnover rate                                               76%            80%            77%          61%          53%
============================================================  ==========     ==========     ==========     ========     ========

(a) Does not deduct sales charges.

(b) Ratios are based on average net assets of $1,808,645,166.

                                                                  CLASS B                                         CLASS C
                                     -----------------------------------------------------------------     ---------------------
                                        1998           1997           1996         1995         1994         1998         1997
                                     ----------     ----------     ----------    --------     --------     --------     --------
Net asset value, beginning of
  period                             $    10.16     $     9.88     $     9.42    $   8.92     $  10.04     $  10.14     $  10.04
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Income from investment operations:
  Net investment income                    0.84           0.83           0.85        0.85         0.87         0.82(a)      0.35
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
  Net gains (losses) on securities
    (both realized and unrealized)        (1.40)          0.28           0.47        0.52        (1.10)       (1.38)        0.10
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
    Total from investment
      operations                          (0.56)          1.11           1.32        1.37        (0.23)       (0.56)        0.45
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Less distributions:
  Dividends from net investment
    income                                (0.84)         (0.83)         (0.86)      (0.87)       (0.89)       (0.84)       (0.35)
-----------------------------------  ----------     ----------     ----------    --------     --------     --------     --------
Net asset value, end of period       $     8.76     $    10.16     $     9.88    $   9.42     $   8.92     $   8.74     $  10.14
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Total return(b)                           (5.90)%        11.71%         14.68%      15.91%       (2.48)%      (5.92)%       4.49%
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,820,899     $1,647,801     $1,068,060    $557,926     $191,338     $113,246     $ 26,177
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratio of expenses to average net
  assets                                   1.61%(c)       1.65%          1.68%       1.73%        1.80%        1.61%(c)     1.68%(d)
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Ratio of net investment income to
  average net assets                       8.69%(c)       8.33%          8.95%       9.18%        9.27%        8.69%(c)     8.30%(d)
===================================  ==========     ==========     ==========    ========     ========     ========     ========
Portfolio turnover rate                      76%            80%            77%         61%          53%          76%          80%
===================================  ==========     ==========     ==========    ========     ========     ========     ========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year is not annualized.

(c) Ratios are based on average net assets of $1,826,458,676 and $76,076,559, for Class B and Class C respectively.

(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Income Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES-70.64%

AEROSPACE/DEFENSE-0.21%

Pacific Aerospace & Electronics,
  Sr. Sub Notes, 11.25%, 08/01/05
  (Acquired 07/24/98; Cost
  $1,750,000)(b)                    $ 1,750,000   $  1,321,250
--------------------------------------------------------------

AIR FREIGHT-0.28%

Atlas Air, Inc., Sr. Notes,
  10.75%, 08/01/05                    1,720,000      1,814,600
--------------------------------------------------------------

AIRLINES-1.88%

Airplanes Pass Through Trust,
  Series D Gtd. Sub. Bonds,
  10.875%, 03/15/19                   1,810,000      1,901,640
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 500,000        574,495
--------------------------------------------------------------
  Equipment Trust Certificates,
    10.50%, 04/30/16                  5,000,000      6,683,300
--------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Certificates, 9.56%,
  10/19/18                            2,325,000      2,853,472
--------------------------------------------------------------
                                                    12,012,907
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.32%

Advance Stores Co. Inc., Series B
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                    2,000,000      2,040,000
--------------------------------------------------------------

AUTOMOBILES-1.33%

General Motors Corp., Deb., 8.80%,
  03/01/21                            6,700,000      8,475,031
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.66%

Regions Financial Corp., Sub.
  Notes, 7.75%, 09/15/24              3,650,000      4,204,909
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.91%

First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                     5,300,000      5,816,008
--------------------------------------------------------------

BANKS (REGIONAL)-1.24%

Mercantile Bancorp Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07         5,000,000      5,479,500
--------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                            2,200,000      2,457,862
--------------------------------------------------------------
                                                     7,937,362
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-2.97%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(c)                        74,000,000     18,976,560
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-3.18%

CSC Holdings Inc., Series B Sr.
  Unsec. Deb., 7.625%, 07/15/18       3,000,000      3,071,760
--------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec. Gtd.
  Notes, 12.50%, 07/01/02             2,340,000      2,714,400
--------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec
  Disc. Notes, 13.625%,
  08/01/06(d)                         1,400,000      1,162,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875% 10/15/07(d)        $ 4,100,000   $  1,896,250
--------------------------------------------------------------
TCI Communications Inc., Deb.,
  8.75%, 08/01/15                     6,000,000      7,442,760
--------------------------------------------------------------
USA Networks, Inc., Sr. Notes,
  6.75%, 11/15/05 (Acquired
  11/18/98-11/30/98; Cost
  $3,988,340)(b)                      4,000,000      4,010,640
--------------------------------------------------------------
                                                    20,297,810
--------------------------------------------------------------

BUILDING MATERIALS-0.51%

Owens Corning, Unsec. Bonds,
  7.50%, 08/01/18                     3,250,000      3,232,515
--------------------------------------------------------------

CHEMICALS-1.77%

Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                            3,000,000      3,641,400
--------------------------------------------------------------
Solutia Inc., Bonds, 6.72%,
  10/15/37                            5,000,000      5,080,000
--------------------------------------------------------------
Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                            3,000,000      2,595,000
--------------------------------------------------------------
                                                    11,316,400
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.40%

Dialog Corp. PLC (United Kingdom),
  Series A Sr. Sub. Notes, 11.00%,
  11/15/07                            1,500,000      1,500,000
--------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                   1,000,000      1,065,000
--------------------------------------------------------------
                                                     2,565,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.41%

Exodus Communications, Sr. Unsec.
  Notes, 11.25%, 07/01/08             2,600,000      2,626,000
--------------------------------------------------------------

CONSUMER FINANCE-0.26%

Commercial Credit Co., Putable
  Notes, 7.875%, 02/01/25             1,400,000      1,654,828
--------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.24%

BPC Holding Corp., Series B Sr.
  Sec. Notes, 12.50%, 06/15/06          785,000        820,325
--------------------------------------------------------------
MVE Inc., Sr. Sec. Notes, 12.50%,
  02/15/02                              750,000        738,750
--------------------------------------------------------------
                                                     1,559,075
--------------------------------------------------------------

ELECTRIC COMPANIES-4.52%

Cleveland Electric Illumination,
  Series D Sr. Sec. Notes, 7.88%,
  11/01/17                            3,800,000      4,011,249
--------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%,
  02/01/06                            2,500,000      2,816,250
--------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%,
  05/01/11                            4,600,000      5,223,622
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ELECTRIC COMPANIES-(CONTINUED)

Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%,
    05/15/06                        $ 4,300,000   $  4,765,002
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 8.50%,
    07/01/10(d)                       8,000,000      6,221,040
--------------------------------------------------------------
Western Resources Inc., Sr. Notes,
  7.125%, 08/01/09                    5,352,000      5,826,187
--------------------------------------------------------------
                                                    28,863,350
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.21%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)          3,630,000      1,324,950
--------------------------------------------------------------

ENTERTAINMENT-2.71%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(d)                         1,460,000        883,300
--------------------------------------------------------------
Time Warner, Inc.,
  Deb., 9.15%, 02/01/23               8,500,000     11,140,355
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26        5,000,000      5,260,200
--------------------------------------------------------------
                                                    17,283,855
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.59%

Associates Corp. of North America,
  Bonds, 6.95%, 11/01/18              3,000,000      3,192,780
--------------------------------------------------------------
  Series B Sr. Deb., 7.95%,
    02/15/10                          6,000,000      6,943,260
--------------------------------------------------------------
                                                    10,136,040
--------------------------------------------------------------

FOODS-2.41%

AmeriServ Food Co., Gtd. Notes,
  10.125%, 07/15/07                   1,750,000      1,531,250
--------------------------------------------------------------
ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                    6,100,000      6,517,484
--------------------------------------------------------------
Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                            1,600,000      1,824,000
--------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              5,000,000      5,528,000
--------------------------------------------------------------
                                                    15,400,734
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.44%

Venetian Casino Resort LLC, Gtd.
  Mortgage Notes, 12.25%, 11/15/04    3,000,000      2,820,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.16%

Watson Pharmaceuticals Inc., Sr.
  Notes, 7.125%, 05/15/08             1,000,000      1,016,890
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.64%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                     4,000,000      4,106,360
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.31%

Mariner Post-Acute Network, Inc.,
  Series B Sr. Unsec. Disc. Sub.
    Notes, 10.50%, 11/01/07(d)        1,580,000        687,300
--------------------------------------------------------------
  Series B Sr. Unsec. Sub. Notes,
    9.50%, 11/01/07                   1,630,000      1,263,250
--------------------------------------------------------------
                                                     1,950,550
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.04%

Beckman Coulter, Sr. Unsec. Gtd.
  Notes, 7.45%, 03/04/08            $ 3,500,000   $  3,560,515
--------------------------------------------------------------
Dade International Inc., Series B
  Sr. Sub. Notes, 11.125%,
  05/01/06                            1,000,000      1,112,500
--------------------------------------------------------------
Mediq, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 06/01/08             2,060,000      1,987,900
--------------------------------------------------------------
                                                     6,660,915
--------------------------------------------------------------

HOMEBUILDING-0.12%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06               745,000        793,425
--------------------------------------------------------------

HOUSEWARES-0.37%

Decora Industries, Inc., Series B
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                            2,500,000      2,362,500
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.38%

Americo Life Inc., Sr. Sub. Notes,
  9.25%, 06/01/05                     1,000,000      1,030,000
--------------------------------------------------------------
Sun Life Canada Capital Trust,
  Gtd. Notes, 8.526%, 05/29/49
  (Acquired 11/05/98; Cost
  $3,152,490)(b)                      3,000,000      3,256,230
--------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                            4,350,000      4,521,912
--------------------------------------------------------------
                                                     8,808,142
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.10%

Orion Capital Trust II, Gtd.
  Notes, 7.701%, 04/15/28             3,800,000      3,491,516
--------------------------------------------------------------
Terra Nova Holdings, Co. (United
  Kingdom),
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                          2,000,000      2,037,420
--------------------------------------------------------------
  Sr. Yankee Sec. Gtd. Notes,
    7.20%, 08/15/07                   2,200,000      2,271,610
--------------------------------------------------------------
USF&G Corp., Gtd. Bonds, 8.47%,
  01/10/27                            5,000,000      5,615,550
--------------------------------------------------------------
                                                    13,416,096
--------------------------------------------------------------
IRON & STEEL-0.18%
Acme Metal Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(e)          3,240,000        437,400
--------------------------------------------------------------
GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04             1,000,000        685,000
--------------------------------------------------------------
                                                     1,122,400
--------------------------------------------------------------
LODGING-HOTELS-2.05%
Coast Hotels & Casinos Inc.,
  Series B Sec. First Mortgage
  Gtd. Notes, 13.00%, 12/15/02        1,160,000      1,310,800
--------------------------------------------------------------
Hilton Hotels Corp., Notes, 7.20%,
  12/15/09                            5,000,000      4,970,550
--------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                    3,350,000      2,850,180
--------------------------------------------------------------
John Q. Hammons Hotels Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                            2,000,000      1,880,000
--------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Yankee Notes, 10.625%, 06/01/08     2,300,000      2,081,500
--------------------------------------------------------------
                                                    13,093,030
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

MACHINERY (DIVERSIFIED)-1.01%

Caterpillar Inc., Deb., 9.375%,
  08/15/11                          $ 5,000,000   $  6,431,850
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.50%

Anthony Crane Rentals, Sr. Notes,
  10.375%, 08/01/08 (Acquired
  09/08/98; Cost $1,396,820)(b)       1,500,000      1,447,500
--------------------------------------------------------------
Elgin National Industries, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  11/01/07                            1,690,000      1,706,900
--------------------------------------------------------------
                                                     3,154,400
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.59%

Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08      1,600,000      1,528,000
--------------------------------------------------------------
MMI Products Inc., Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07             2,070,000      2,245,950
--------------------------------------------------------------
                                                     3,773,950
--------------------------------------------------------------

METAL MINING-0.96%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Yankee Sec.
  Gtd. Notes, 11.00%, 12/01/07        2,500,000      2,287,500
--------------------------------------------------------------
Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05        3,500,000      3,804,780
--------------------------------------------------------------
                                                     6,092,280
--------------------------------------------------------------

NATURAL GAS-2.51%

Dynegy Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                    4,000,000      3,946,840
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%,
  09/15/12                            4,100,000      4,654,033
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            2,100,000      2,110,500
--------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     5,000,000      5,275,750
--------------------------------------------------------------
                                                    15,987,123
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.21%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05             1,170,000      1,310,400
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.12%

Gulf Canada Resources, Ltd.
  (Canada), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06              5,100,000      5,136,567
--------------------------------------------------------------
Husky Oil Ltd., Sr. Yankee Notes,
  7.125%, 11/15/06                    2,000,000      2,012,280
--------------------------------------------------------------
                                                     7,148,847
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.18%

Petroleum Geo-Services A.S.A.
  (Norway), Sr. Yankee Unsec.
  Notes, 7.125%, 03/30/28             3,500,000      3,303,755
--------------------------------------------------------------
R & B Falcon Corp., Sr. Notes,
  9.50%, 12/15/08 (Acquired
  12/17/98; Cost $1,425,000)(b)       1,425,000      1,432,125
--------------------------------------------------------------
  Series B Sr. Unsec. Notes,
    6.95%, 04/15/08                   3,225,000      2,801,138
--------------------------------------------------------------
                                                     7,537,018
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-2.77%

Abraxas Petroleum Corp., Series D
  Sr. Unsec. Gtd. Notes, 11.50%,
  11/01/04                          $   900,000   $    688,500
--------------------------------------------------------------
Anadarko Petroleum Corp., Deb.,
  7.25%, 03/15/25                     5,395,000      5,615,440
--------------------------------------------------------------
Chesapeake Energy Corp., Series B
  Unsec. Sr. Notes, 9.625%,
  05/01/05                            1,200,000        942,000
--------------------------------------------------------------
Kelley Oil & Gas Corp., Series B
  Sr. Gtd. Sub. Notes, 10.375%,
  10/15/06                            1,500,000      1,117,500
--------------------------------------------------------------
Louis Dreyfus Natural Gas, Sr.
  Sub. Notes, 9.25%, 06/15/04         3,700,000      3,992,929
--------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                            2,000,000      1,410,000
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07       3,750,000      3,877,650
--------------------------------------------------------------
                                                    17,644,019
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-1.63%

Sun Co., Inc., Deb., 9.00%,
  11/01/24                            4,000,000      4,778,520
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                            2,010,000      1,989,900
--------------------------------------------------------------
Tosco Corp., Deb., 7.80%, 01/01/27    3,400,000      3,597,676
--------------------------------------------------------------
                                                    10,366,096
--------------------------------------------------------------

PERSONAL CARE-0.66%

Alberto-Culver Corp., Notes,
  6.375%, 06/15/28                    4,000,000      4,191,520
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.60%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                            1,000,000      1,082,500
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                            4,969,144      6,743,973
--------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20 (Acquired
  04/30/98; Cost $2,004,940)(b)       2,000,000      1,997,150
--------------------------------------------------------------
Panda Global Energy Co. (China),
  Sr. Yankee Sec. Gtd. Notes,
  12.50%, 04/15/04                      850,000        386,750
--------------------------------------------------------------
                                                    10,210,373
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.56%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13      7,100,000      8,862,007
--------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                          1,000,000      1,087,120
--------------------------------------------------------------
                                                     9,949,127
--------------------------------------------------------------

RAILROADS-0.93%

CSX Corp., Series C Medium Term
  Notes, 6.80%, 12/01/28              2,850,000      2,842,875
--------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37              2,750,000      3,105,355
--------------------------------------------------------------
                                                     5,948,230
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.47%

Glenborough Properties, Series B
  Sr. Unsec. Notes, 7.625%,
  03/15/05                            3,400,000      3,258,893
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08           $ 3,000,000   $  2,894,910
--------------------------------------------------------------
Spieker Properties LP, Unsec.
  Deb., 7.35%, 12/01/17               3,500,000      3,217,025
--------------------------------------------------------------
                                                     9,370,828
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.58%

Fred Meyer, Inc., Sr. Notes,
  7.45%, 03/01/08                     2,200,000      2,374,922
--------------------------------------------------------------
Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                            1,710,000      1,342,350
--------------------------------------------------------------
                                                     3,717,272
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.14%

CEX Holdings, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 9.625%,
  06/01/08                            1,810,000      1,638,050
--------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                      715,000        754,325
--------------------------------------------------------------
Neff Corp., Sr. Sub. Notes,
  10.25%, 06/01/08 (Acquired
  12/02/98; Cost $1,980,172)(b)       2,010,000      1,949,700
--------------------------------------------------------------
Renters Choice Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08
  (Acquired 08/13/98; Cost
  $2,500,000)(b)                      2,500,000      2,550,000
--------------------------------------------------------------
Wilson's-The Leather Experts,
  Inc., Sr. Notes, 11.25%,
  08/15/04                              360,000        354,600
--------------------------------------------------------------
                                                     7,246,675
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.49%

Big 5 Corp., Sr. Unsec. Notes,
  10.875%, 11/15/07                   2,000,000      2,030,000
--------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07            1,255,000      1,085,575
--------------------------------------------------------------
                                                     3,115,575
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.83%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              5,050,000      5,312,650
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.24%

Choice Hotels International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.125%, 05/01/08                    2,250,000      2,330,611
--------------------------------------------------------------
Laidlaw Inc. (Canada),
  Yankee Deb., 6.72%, 10/01/27        2,000,000      1,985,720
--------------------------------------------------------------
  Yankee Unsec. Deb., 6.70%,
    05/01/08                          3,550,000      3,471,794
--------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Series A Sr. Yankee
  Sec. Gtd. Mortgage Notes,
  11.875%, 11/15/04                   2,850,000      2,465,250
--------------------------------------------------------------
Protection One, Inc., Sr. Notes,
  7.375%, 08/15/05 (Acquired
  08/12/98; Cost $3,991,120)(b)       4,000,000      4,038,160
--------------------------------------------------------------
                                                    14,291,535
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.30%

MSX International Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.375%,
  01/15/08                            1,980,000      1,895,850
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SERVICES (FACILITIES & ENVIRONMENTAL)-0.02%

ATC Group Services Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  01/15/08                          $ 1,150,000   $    109,250
--------------------------------------------------------------

SHIPPING-0.34%

Pacific & Atlantic Holdings
  (Liberia), Yankee First Mortgage
  Notes, 11.50%, 05/30/08             2,800,000      2,170,000
--------------------------------------------------------------

SOVEREIGN DEBT-2.62%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16       7,500,000      8,853,450
--------------------------------------------------------------
Province of Quebec (Canada),
  Series A Yankee Notes, 5.735%,
    03/02/26                          3,500,000      3,943,450
--------------------------------------------------------------
  Medium Term Notes, 6.29%,
    03/06/26                          3,500,000      3,925,180
--------------------------------------------------------------
                                                    16,722,080
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.34%

Clearnet Communications Inc.
  (Canada), Sr. Yankee Unsec Disc.
  Notes, 14.75%, 12/15/05(d)            920,000        795,800
--------------------------------------------------------------
Metrocall Inc., Sr. Sub. Notes,
  11.00%, 09/15/08 (Acquired
  12/17/98; Cost $2,482,600)(b)       2,500,000      2,525,000
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 12.00%, 11/01/08
  (Acquired 10/28/98; Cost
  $3,327,008)(b)                      3,375,000      3,712,500
--------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%, 02/01/08(d)    3,110,000      1,508,350
--------------------------------------------------------------
                                                     8,541,650
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.06%

Centel Capital, Deb., 9.00%,
  10/15/19                            3,800,000      4,888,852
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Yankee Notes,
  11.50%, 12/15/07                    1,500,000      1,560,000
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Putable Sr. Unsec. Deb., 7.125%,
  06/15/27                            5,000,000      5,317,500
--------------------------------------------------------------
Versatel Telecom BV (Netherlands),
  Sr. Notes, 13.25%, 05/15/08(f)      1,370,000      1,397,400
--------------------------------------------------------------
                                                    13,163,752
--------------------------------------------------------------

TELEPHONE-1.51%

Cable & Wireless Communications
  PLC (United Kingdom), Yankee
  Notes, 6.75%, 03/06/08              1,250,000      1,279,425
--------------------------------------------------------------
ICG Services Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08(d)    4,000,000      2,170,000
--------------------------------------------------------------
NTL Inc., Sr. Notes, 11.50%,
  10/01/08 (Acquired 10/26/98;
  Cost $2,655,000)(b)                 2,655,000      2,907,225
--------------------------------------------------------------
SBC Communications Inc., Deb.,
  7.375%, 07/15/43                    3,000,000      3,273,660
--------------------------------------------------------------
                                                     9,630,310
--------------------------------------------------------------

TEXTILES (APPAREL)-0.51%

Fruit of the Loom, Notes, 6.50%,
  11/15/03                            3,450,000      3,278,052
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TRUCKERS-0.34%

Travelcenters of America Inc., Sr.
  Unsec. Gtd. Sub. Deb., 10.25%,
  04/01/07                          $ 2,180,000   $  2,180,000
--------------------------------------------------------------

WASTE MANAGEMENT-0.82%

WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26              5,000,000      5,236,150
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $441,982,500)                    450,736,354
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-1.55%

COMPUTERS (HARDWARE)-0.28%

Candescent Technology Corp., Conv.
  Sr. Sub. Deb., 7.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(b)                      2,000,000      1,800,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.59%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Acquired
  03/06/97; Cost $1,000,000)(b)       1,000,000      3,770,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.34%

Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07 (Acquired
  12/04/97; Cost $2,000,000)(b)       2,000,000      2,172,500
--------------------------------------------------------------

SHIPPING-0.34%

Hutchison Delta Finance (Cayman
  Islands), Conv. Unsec. Notes,
  7.00%, 11/08/01                     2,000,000      2,150,000
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $7,110,000)                              9,892,500
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON- CONVERTIBLE BONDS
 & NOTES(g)-7.98%

CANADA-4.31%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12         CAD                4,000,000      3,029,281
--------------------------------------------------------------
Bell Canada
  (Telecommunications-Cellular/
  Wireless), Unsec. Deb., 10.875%,
  10/11/04                            3,000,000      2,483,175
--------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08               2,250,000      1,505,808
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
    08/13/07(d)                       8,200,000      3,229,085
--------------------------------------------------------------
  Sr. Disc. Notes, 10.40%,
    05/15/08(d)                       9,050,000      3,149,755
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.125%,
  10/15/07(d)                         3,500,000      1,263,888
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27                            2,500,000      2,001,928
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07        4,150,000      2,660,774
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CANADA-(CONTINUED)

Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03      $ 5,000,000   $  3,653,170
--------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas),
  Series Q Deb., 10.625%, 10/20/09    1,750,000      1,576,441
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06       3,000,000      2,286,059
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas), Deb., 6.45%,12/18/06          1,000,000        692,170
--------------------------------------------------------------
                                                    27,531,534
--------------------------------------------------------------

GERMANY-0.35%

LKB Global
  (Financial-Diversified), Gtd.
  Notes, 6.00%, 01/25/06       DEM    3,300,000      2,218,290
--------------------------------------------------------------

NEW ZEALAND-1.90%

International Bank of
  Reconstruction & Development
  (Banks-Money Center),
  Sr. Unsec. Notes, 6.77%,
    08/20/07(c)  NZD                  8,000,000      2,428,375
--------------------------------------------------------------
  Sr. Unsub., 5.50%, 11/03/08         8,750,000      4,388,857
--------------------------------------------------------------
  Sr. Unsub. Notes, 7.25%,
    05/27/03                          9,600,000      5,286,106
--------------------------------------------------------------
                                                    12,103,338
--------------------------------------------------------------

UNITED KINGDOM-1.42%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Sr. Unsec.
  Notes, 6.875%, 07/14/00      GBP    3,000,000      5,079,480
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial- Diversified), Gtd.
  Eurobonds 8.625%, 06/03/22          2,000,000      4,005,687
--------------------------------------------------------------
                                                     9,085,167
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $52,220,928)                                  50,938,329
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-2.60%

GERMANY-1.10%

Daimler-Benz A.G. (Automobiles),
  Conv. Gtd. Unsub. Eurobonds,
  4.125%, 07/05/03 DEM                6,440,000      6,994,959
--------------------------------------------------------------

UNITED KINGDOM-1.50%

Airtours PLC (Services-Commercial
  & Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $3,091,887)(b)GBP    1,869,000      3,191,508
--------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone), Conv. Notes, 2.00%,
  08/06/05            DEM             2,750,000      1,712,149
--------------------------------------------------------------
National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98;
  Cost $3,729,375)(b)          GBP    2,250,000      4,674,093
--------------------------------------------------------------
                                                     9,577,750
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes (Cost
      $13,523,177)                                  16,572,709
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS & NOTES(g)-6.51%

BRITISH POUND STERLING-3.04%

Federal National Mortgage
  Association, Sr. Unsec. Notes,
  6.875%, 06/07/02      GBP         $ 2,400,000   $  4,241,147
--------------------------------------------------------------
Ontario Province, Deb., 11.125%,
  02/14/01                            2,000,000      3,654,381
--------------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00              1,500,000      2,634,561
--------------------------------------------------------------
  Bonds, 7.50%, 12/07/06              3,100,000      6,195,858
--------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01         1,500,000      2,644,532
--------------------------------------------------------------
                                                    19,370,479
--------------------------------------------------------------

CANADIAN DOLLARS-0.94%

Ontario Province, Sr. Unsec.
  Unsub. Global Bonds, 8.00%,
  03/11/03            CAD             5,350,000      3,892,415
--------------------------------------------------------------
Ontario Hydro, Deb., 8.47%,
  02/06/20(c)                        10,750,000      2,109,810
--------------------------------------------------------------
                                                     6,002,225
--------------------------------------------------------------

NEW ZEALAND DOLLARS-1.20%

Canadian Government, Bonds,
  6.625%, 10/03/07             NZD    6,300,000      3,404,250
--------------------------------------------------------------
Federal National Mortgage
  Association, Notes, 7.25%,
  06/20/02                            5,400,000      2,949,048
--------------------------------------------------------------
Ontario Province, Unsec. Unsub.
  Notes, 6.25%, 12/03/08              2,500,000      1,292,648
--------------------------------------------------------------
                                                     7,645,946
--------------------------------------------------------------

SWEDISH KRONA-1.33%

Swedish Government,
  Bonds, 6.00%, 02/09/05       SEK   20,000,000      2,739,862
--------------------------------------------------------------
  Bonds, 6.50%, 10/25/06             20,000,000      2,867,709
--------------------------------------------------------------
  Bonds, 5.00%, 01/28/09             22,000,000      2,884,910
--------------------------------------------------------------
                                                     8,492,481
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $39,246,462)                    41,511,131
--------------------------------------------------------------

                                      SHARES

DOMESTIC COMMON STOCKS-0.18%

MANUFACTURING (SPECIALIZED)-0.16%

US Filter Corp.(a)                       43,636        998,185
--------------------------------------------------------------

TELECOMMUNICATION (CELLULAR/WIRELESS)-0.02%

Nextel Communications, Inc.-Class
  A(h)                                    4,601        108,699
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,467,047)                              1,106,884
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.86%

BANKS (REGIONAL)-0.47%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                95,000      2,998,438
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-0.27%

Microsoft Corp., Series A-$2.196
  Conv. Pfd.                             18,000   $  1,759,500
--------------------------------------------------------------

ELECTRIC COMPANIES-0.37%

Houston Industries Inc.-$3.22
  Conv. Pfd.                             22,000      2,340,250
--------------------------------------------------------------

FOODS-0.19%

Ralston Purina Co.-$4.34 Conv.
  Pfd.                                   23,000      1,201,750
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.15%

Tosco Financing Trust-$2.875 Conv.
  Pfd. (Acquired
  12/10/96-12/11/96; Cost
  $1,006,950)(b)                         20,000        962,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.41%

Cendant Corp.-$3.75 Conv. PRIDES         78,000      2,603,250
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $11,290,537)                                  11,865,688
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-0.12%

CANADA-0.12%

PowerGen PLC-ADR (Electric
  Companies)                             14,000        749,000
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $467,674)                                        749,000
--------------------------------------------------------------

WARRANTS-0.01%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings, Inc., expiring
  10/15/07(b)(i) (Acquired
  03/12/98; Cost $0)                      4,100          9,225
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, expiring
  02/01/04(i)                             3,630         18,150
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.00%

MVE Inc., expiring 02/15/02(i)            1,000         10,000
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(i)()                           1,650             17
--------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc., Series I,
  expiring 11/14/99(i)()                  1,200            600
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.
  (Canada), expiring 09/15/05(i)()        5,874         41,118
--------------------------------------------------------------
Loral Space & Communications Ltd.
  expiring 01/15/07(i)()                  3,400         36,550
--------------------------------------------------------------
                                                        77,668
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.00%

Versatel Telecom BV (Netherlands),
  expiring 05/15/08(i)()                  1,370         13,871
--------------------------------------------------------------
    Total Warrants (Cost $50,050)                      129,531
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT SECURITIES-4.24%

U.S. GOVERNMENT AGENCY-2.34%

Federal National Mortgage
  Association, STRIPS, 5.899%,
  10/09/19(j)                       $50,000,000   $ 14,950,500
--------------------------------------------------------------
U.S. TREASURY BONDS-1.90%
U.S. Treasury Bonds, 6.125%,
  11/15/27                            5,950,000      6,663,405
--------------------------------------------------------------
U.S. Treasury Bonds, 6.375%,
  08/15/27                            3,000,000      3,449,730
--------------------------------------------------------------
U.S. Treasury Bonds, 5.50%,
  08/15/28                            1,900,000      1,989,243
--------------------------------------------------------------
                                                    12,102,378
--------------------------------------------------------------
    Total U.S. Government
      Securities (Cost
      $26,742,820)                                  27,052,878
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT(k)-2.60%

Goldman, Sachs & Co., 4.40%,
  01/04/99 (Cost $16,570,735)(l)    $16,570,735   $ 16,570,735
--------------------------------------------------------------
TOTAL INVESTMENTS-98.29%                           627,125,739
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.71%                 10,939,773
--------------------------------------------------------------
NET ASSETS-100.00%                                $638,065,512
==============================================================

Abbreviations:

ADR     - American Depositary Receipts
CAD     - Canadian Dollar
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
Pfd.    - Preferred
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PRIDES  - Preferred Redemption Increase Dividend Equity Security
NZD     - New Zealand Dollar
REIT    - Real Estate Investment Trust
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRIPS - Separately Traded Registered Interest and Principal Security STRYPES - Structured Yield Product Exchangeable Per Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $47,727,306 which represented 7.48% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Issued as a unit. This unit includes 1 Sr. Note plus one warrant to purchase
    6.667 shares of common stock.
(g) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(k) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $610,671,930)                              $627,125,739
---------------------------------------------------------
Foreign currencies, at value (cost
  $272,798)                                       275,091
---------------------------------------------------------
Receivables for:
  Forward currency contracts                      699,230
---------------------------------------------------------
  Fund shares sold                              2,918,110
---------------------------------------------------------
  Interest and dividends                       10,629,596
---------------------------------------------------------
Investment for deferred compensation plan          74,658
---------------------------------------------------------
Other assets                                       40,884
---------------------------------------------------------
    Total assets                              641,763,308
---------------------------------------------------------

LIABILITIES:

Payables for:
  Forward currency contracts                      313,693
---------------------------------------------------------
  Fund shares reacquired                        1,569,160
---------------------------------------------------------
  Dividends                                       790,765
---------------------------------------------------------
  Deferred compensation plan                       74,658
---------------------------------------------------------
Accrued advisory fees                             225,704
---------------------------------------------------------
Accrued distribution fees                         497,683
---------------------------------------------------------
Accrued transfer agent fees                        74,377
---------------------------------------------------------
Accrued operating expenses                        151,756
---------------------------------------------------------
    Total liabilities                           3,697,796
---------------------------------------------------------
Net assets applicable to shares outstanding  $638,065,512
---------------------------------------------------------

NET ASSETS:

Class A                                      $399,701,085
=========================================================
Class B                                      $219,032,588
=========================================================
Class C                                      $ 19,331,839
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                        47,685,072
=========================================================
Class B                                        26,168,120
=========================================================
Class C                                         2,313,165
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       8.38
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.38
    divided by 95.25%)                       $       8.80
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       8.37
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       8.36
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 40,914,357
---------------------------------------------------------
Dividends (net of $5,002 foreign
  withholding tax)                                905,180
---------------------------------------------------------
    Total investment income                    41,819,537
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,375,487
---------------------------------------------------------
Administrative services fees                       87,349
---------------------------------------------------------
Custodian fees                                     94,813
---------------------------------------------------------
Trustees' fees                                     12,447
---------------------------------------------------------
Distribution fees -- Class A                      932,865
---------------------------------------------------------
Distribution fees -- Class B                    1,670,317
---------------------------------------------------------
Distribution fees -- Class C                       99,616
---------------------------------------------------------
Transfer agent fees -- Class A                    561,090
---------------------------------------------------------
Transfer agent fees -- Class B                    261,052
---------------------------------------------------------
Transfer agent fees -- Class C                     15,569
---------------------------------------------------------
Other                                             235,343
---------------------------------------------------------
    Total expenses                              6,345,948
---------------------------------------------------------
Less: Expenses paid indirectly                    (10,506)
---------------------------------------------------------
    Net expenses                                6,335,442
---------------------------------------------------------
Net investment income                          35,484,095
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (4,575,354)
---------------------------------------------------------
  Foreign currencies                              168,901
---------------------------------------------------------
  Forward currency contracts                    1,735,917
---------------------------------------------------------
                                               (2,670,536)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (6,318,544)
---------------------------------------------------------
  Foreign currencies                               41,984
---------------------------------------------------------
  Forward currency contracts                   (2,117,169)
---------------------------------------------------------
                                               (8,393,729)
---------------------------------------------------------
  Net gain (loss) from investment
    securities, foreign currencies and
    forward currency contracts                (11,064,265)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 24,419,830
---------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 35,484,095      $ 25,483,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts and
    futures contracts                                           (2,670,536)       10,912,543
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                   (8,393,729)        8,736,614
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        24,419,830        45,132,528
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (24,056,371)      (18,740,017)
--------------------------------------------------------------------------------------------
  Class B                                                       (9,376,348)       (5,379,787)
--------------------------------------------------------------------------------------------
  Class C                                                         (561,222)           (8,381)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (2,510,957)       (3,481,635)
--------------------------------------------------------------------------------------------
  Class B                                                       (1,354,867)       (1,280,178)
--------------------------------------------------------------------------------------------
  Class C                                                         (120,997)          (19,105)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       67,975,662        42,455,896
--------------------------------------------------------------------------------------------
  Class B                                                       97,469,590        36,284,875
--------------------------------------------------------------------------------------------
  Class C                                                       17,151,361         2,539,241
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 169,035,681        97,503,437
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          469,029,831       371,526,394
--------------------------------------------------------------------------------------------
  End of period                                               $638,065,512      $469,029,831
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $624,536,057      $441,939,444
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               68,804           (57,239)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                             (3,384,384)        1,908,862
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   16,845,035        25,238,764
--------------------------------------------------------------------------------------------
                                                              $638,065,512      $469,029,831
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                          Contract to                          Unrealized
Settlement         -------------------------                  Appreciation
   Date              Deliver       Receive        Value      (Depreciation)
----------         -----------   -----------   -----------   --------------
    2/4/99   CAD    24,000,000   $15,751,339   $15,685,805     $  65,534
   1/15/99   DEM     2,100,000     1,249,026     1,261,170       (12,144)
   2/26/99   DEM    14,500,000     8,542,980     8,726,439      (183,459)
   1/14/99   GBP     6,000,000    10,114,440     9,958,596       155,844
   2/26/99   GBP    13,000,000    21,441,810    21,499,732       (57,922)
   1/13/99   NZD    12,000,000     6,249,000     6,309,168       (60,168)
    2/4/99   NZD     8,000,000     4,252,960     4,205,681        47,279
   2/26/99   NZD    16,000,000     8,527,200     8,410,874       116,326
   1/29/99   SEK    65,500,000     8,391,519     8,077,272       314,247
                                 -----------   -----------     ---------
                                 $84,520,274   $84,134,737     $ 385,537
                                 ===========   ===========     =========

E. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1998 undistributed net investment income was decreased by $1,364,111 and undistributed net realized gains was increased by $1,364,111 as a result of differing book/tax treatment of foreign currency transactions and market discount reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,419,489 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
G. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $87,349 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $491,433 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $932,865, $1,670,317 and $99,616, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $340,185 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $99,010 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $4,444 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,082 and $4,424, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $10,506 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998 the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $383,577,456 and $220,008,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 36,616,733
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (20,171,779)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $ 16,444,954
============================================================
Cost of investments for tax purposes is $610,680,785.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                       1997
                                                              --------------------------   -----------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
                                                              -----------   ------------   ---------   -----------
Sold:
  Class A                                                      18,358,462   $156,866,536   12,161,983  101,688,372
------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,156,529    128,945,810    6,428,479   53,514,758
------------------------------------------------------------------------------------------------------------------
  Class C*                                                      2,530,069     21,507,916      309,134    2,628,227
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       2,575,274     21,978,433    1,967,802   16,363,229
------------------------------------------------------------------------------------------------------------------
  Class B                                                         956,975      8,134,643      490,120    4,073,672
------------------------------------------------------------------------------------------------------------------
  Class C*                                                         65,508        553,356        1,676       14,278
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (12,996,807)  (110,869,307)  (9,099,096) (75,595,705)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,664,899)   (39,610,863)  (2,573,466) (21,303,555)
------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (581,112)    (4,909,911)     (12,110)    (103,264)
------------------------------------------------------------------------------------------------------------------
                                                               21,399,999   $182,596,613    9,674,522  $81,280,012
==================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of period                          $   8.57   $   8.24   $   8.17   $   7.20   $   8.45
------------------------------------------------------------  --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                                            0.57       0.55       0.57       0.58       0.58
------------------------------------------------------------  --------   --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   (0.16)      0.39       0.09       1.00      (1.22)
------------------------------------------------------------  --------   --------   --------   --------   --------
   Total from investment operations                               0.41       0.94       0.66       1.58      (0.64)
------------------------------------------------------------  --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                            (0.55)     (0.52)     (0.59)     (0.61)     (0.49)
------------------------------------------------------------  --------   --------   --------   --------   --------
 Distributions from net realized gains                           (0.05)     (0.09)        --         --      (0.01)
------------------------------------------------------------  --------   --------   --------   --------   --------
 Return of capital                                                  --         --         --         --      (0.11)
------------------------------------------------------------  --------   --------   --------   --------   --------
   Total distributions                                           (0.60)     (0.61)     (0.59)     (0.61)     (0.61)
------------------------------------------------------------  --------   --------   --------   --------   --------
Net asset value, end of period                                $   8.38   $   8.57   $   8.24   $   8.17   $   7.20
============================================================  ========   ========   ========   ========   ========
Total return(a)                                                   4.94%     11.92%      8.58%     22.77%     (7.65)%
============================================================  ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $399,701   $340,608   $286,183   $251,280   $201,677
============================================================  ========   ========   ========   ========   ========
Ratio of expenses to average net assets                           0.91%(b)     0.94%     0.98%     0.98%      0.98%
============================================================  ========   ========   ========   ========   ========
Ratio of net investment income to average net assets              6.69%(b)     6.55%     7.13%     7.52%      7.53%
============================================================  ========   ========   ========   ========   ========
Portfolio turnover rate                                             41%        54%        80%       227%       185%
============================================================  ========   ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $373,145,874.

                                                                       CLASS B                                    CLASS C
                                               -------------------------------------------------------    -----------------------
                                                 1998          1997       1996       1995       1994       1998          1997
                                               --------      --------    -------    -------    -------    -------    ------------
Net asset value, beginning of period             $  8.55     $   8.23    $  8.15    $  7.18    $  8.43    $  8.54      $  8.38
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Income from investment operations:
 Net investment income                              0.50         0.48       0.50       0.53       0.52       0.50         0.19
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                        (0.15)        0.38       0.11       0.98      (1.23)     (0.15)        0.22
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
   Total from investment operations                 0.35         0.86       0.61       1.51      (0.71)      0.35         0.41
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Less distributions:
 Dividends from net investment income              (0.48)       (0.45)     (0.53)     (0.54)     (0.42)     (0.48)       (0.16)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Distributions from net realized gains             (0.05)       (0.09)        --         --      (0.01)     (0.05)       (0.09)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Return of capital                                    --           --         --         --      (0.11)        --           --
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
   Total distributions                             (0.53)       (0.54)     (0.53)     (0.54)     (0.54)     (0.53)       (0.25)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Net asset value, end of period                   $  8.37     $   8.55    $  8.23    $  8.15    $  7.18    $  8.36      $  8.54
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Total return(a)                                     4.20%       10.89%      7.87%     21.72%     (8.46)%     4.21%        4.96%
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $219,033     $125,871    $85,343    $44,304    $12,321    $19,332      $ 2,552
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratio of expenses to average net assets             1.66%(b)     1.69%      1.80%      1.79%      1.83%(c)   1.66%(b)     1.69%(d)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratio of net investment income to average
 net assets                                         5.94%(b)     5.80%      6.30%      6.71%      6.69%(e)   5.94%(b)     5.80%(d)
--------------------------------------------    --------      --------   -------    -------    -------    -------      -------
Portfolio turnover rate                              41%           54%        80%       227%       185%        41%          54%
--------------------------------------------    --------      --------   -------    -------    -------    -------      -------

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $167,031,738 and $9,961,552 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.04% for 1994.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.48% for 1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Intermediate Government Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.
                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-89.92%

FEDERAL FARM CREDIT BANK-1.02%

Debentures
  6.15%, 09/01/00                  $   700,000   $     714,007
--------------------------------------------------------------
  6.22%, 06/17/08                    4,500,000       4,592,070
--------------------------------------------------------------
                                                     5,306,077
--------------------------------------------------------------

FEDERAL HOME LOAN BANK-1.40%

Debentures
  7.31%, 07/06/01                    4,000,000       4,226,240
--------------------------------------------------------------
  7.36%, 07/01/04                    2,800,000       3,083,276
--------------------------------------------------------------
                                                     7,309,516
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-16.08%

Pass through certificates
  12.00%, 04/01/00 to 02/01/13          21,385          24,304
--------------------------------------------------------------
  6.50%, 07/01/01 to 11/01/28       28,103,205      28,385,142
--------------------------------------------------------------
  6.50%, 01/01/29 TBA(a)             5,000,000       5,037,500
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25        5,234,953       5,532,144
--------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/10          407,206         419,717
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        6,786,107       7,127,059
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11        1,389,914       1,426,275
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20      11,301,740      12,534,120
--------------------------------------------------------------
  6.00%, 12/01/13                    9,950,000       9,984,228
--------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21       1,994,761       2,200,924
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25       10,342,546      11,186,033
--------------------------------------------------------------
                                                    83,857,446
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-43.88%

Debentures
  8.25%, 12/18/00                    5,000,000       5,310,600
--------------------------------------------------------------
  7.50%, 02/01/02                    9,000,000       9,638,370
--------------------------------------------------------------
  8.50%, 02/01/05                    4,500,000       4,651,603
--------------------------------------------------------------
  5.875, 02/02/06                    8,000,000       8,286,640
--------------------------------------------------------------
Medium term notes
  6.40%, 09/27/05                    4,610,000       4,910,987
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ("FNMA")-(CONTINUED)

Pass through certificates
  8.50%, 01/01/07 to 03/01/07      $    24,386   $      25,400
--------------------------------------------------------------
  6.00%, 01/01/09 to 04/01/24       23,018,376      23,096,981
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27       20,529,246      21,176,306
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12        8,741,914       8,957,681
--------------------------------------------------------------
  5.50%, 01/20/14                   40,000,000      39,542,614
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22        2,065,040       2,219,696
--------------------------------------------------------------
  10.00%, 12/01/19 to 12/01/21      10,184,521      11,260,162
--------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26        7,497,739       7,795,250
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28       28,272,652      28,544,543
--------------------------------------------------------------
  6.50%, 01/01/29 TBA(a)             5,000,000       5,034,375
--------------------------------------------------------------
  6.50%, 01/14/29                   48,000,000      48,394,054
--------------------------------------------------------------
                                                   228,845,262
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-27.54%

Pass through certificates
  6.00%, 10/15/08 to 1/21/29        78,536,178      77,967,762
--------------------------------------------------------------
  6.50%, 10/15/08                      510,612         522,897
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21        1,482,663       1,600,516
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23        5,554,078       6,008,989
--------------------------------------------------------------
  10.00%, 11/15/09 to 10/15/19      12,115,087      13,278,238
--------------------------------------------------------------
  11.00%, 12/15/09 to 09/15/15         117,928         131,104
--------------------------------------------------------------
  12.50%, 11/15/10                     151,379         175,599
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15         347,109         403,871
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15         512,453         583,753
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16         215,242         237,035
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15         288,034         339,171
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27       15,176,291      15,859,602
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28        8,038,391       8,299,071
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28       17,808,840      18,255,191
--------------------------------------------------------------
                                                   143,662,799
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $464,842,643)                                468,981,100
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. TREASURY SECURITIES-28.04%

U.S. TREASURY NOTES &
  BONDS-26.47%

  11.75%, 02/15/01                 $26,375,000   $  30,154,274
--------------------------------------------------------------
  6.125%, 12/31/01                   5,000,000       5,208,400
--------------------------------------------------------------
  6.00%, 07/31/02                    5,000,000       5,217,100
--------------------------------------------------------------
  5.25%, 08/15/03 to 11/15/28       21,000,000      21,532,270
--------------------------------------------------------------
  4.25%, 11/15/03                    5,000,000       4,937,200
--------------------------------------------------------------
  5.625%, 05/15/08                  10,000,000      10,662,400
--------------------------------------------------------------
  4.75%, 11/15/08                    5,000,000       5,035,950
--------------------------------------------------------------
  7.50%, 11/15/16                    5,500,000       6,833,750
--------------------------------------------------------------
  7.25%, 08/15/22                    1,100,000       1,369,797
--------------------------------------------------------------
  5.50%, 08/15/28                   45,000,000      47,113,650
--------------------------------------------------------------
                                                   138,064,791
--------------------------------------------------------------

                                    PRINCIPAL       MARKET
                                     AMOUNT          VALUE
U.S. TREASURY STRIPS-1.57%(b)

  5.38% to 6.85%, 05/15/06 to
    11/15/18 (8,000,000)(c)        $15,750,000   $   8,197,513
--------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $143,967,245)                                146,262,304
--------------------------------------------------------------
    Total Investments (excluding
      Repurchase Agreements)                       615,243,404
--------------------------------------------------------------

REPURCHASE AGREEMENT-14.38%(d)

Greenwich Capital Markets, Inc.,
  5.10% 01/04/99(e)                  4,556,250       4,556,250
--------------------------------------------------------------
SBC Warburg Dillon Read, Inc.,
  4.75% 01/04/99(f)                 70,460,703      70,460,703
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $75,016,953)                            75,016,953
--------------------------------------------------------------
TOTAL INVESTMENTS-132.34%                          690,260,357
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(32.34%)                                 (168,702,843)
--------------------------------------------------------------
NET ASSETS-100.00%                               $ 521,557,514
==============================================================

Notes to Schedule of Investments:

(a) At 12/31/98, cost of securities purchased on a when-issued basis totaled $175,422,691. These securities are also subject to dollar roll transactions. See Note 1.B. of Notes to Financial Statements.
(b) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Amount in parenthesis represents principal amount deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 12/31/98.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $300,170,000. Collateralized by $383,443,653 U.S. Government obligations, 5.50% to 10.00%, due 10/01/01 to 01/01/29 with an aggregate market value at 12/31/98 of $306,003,501.
(f) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75%, due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

TBA    - To Be Announced
STRIPS - Separately Traded Registered Interest and Principal Security

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $608,809,888)                              $615,243,404
---------------------------------------------------------
Repurchase agreements (cost $75,016,953)       75,016,953
---------------------------------------------------------
Cash                                                3,598
---------------------------------------------------------
Receivables for:
  Fund shares sold                              8,516,934
---------------------------------------------------------
  Interest                                      5,821,191
---------------------------------------------------------
  Principal paydowns                            1,059,791
---------------------------------------------------------
Investment for deferred compensation plan          34,753
---------------------------------------------------------
Other assets                                       58,901
---------------------------------------------------------
    Total assets                              705,755,525
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased (on when issued or
    delayed delivery basis)                   175,422,691
---------------------------------------------------------
  Fund shares reacquired                        2,183,727
---------------------------------------------------------
  Dividends                                       952,047
---------------------------------------------------------
  Reverse repurchase agreements (Note 5)        4,556,250
---------------------------------------------------------
  Interest expense (Note 5)                           410
---------------------------------------------------------
  Deferred compensation plan                       34,753
---------------------------------------------------------
Accrued advisory fees                             190,150
---------------------------------------------------------
Accrued administrative services fees                6,276
---------------------------------------------------------
Accrued distribution fees                         485,806
---------------------------------------------------------
Accrued transfer agent fees                        54,720
---------------------------------------------------------
Accrued operating expenses                        311,181
---------------------------------------------------------
    Total liabilities                         184,198,011
---------------------------------------------------------
Net assets applicable to shares outstanding  $521,557,514
---------------------------------------------------------

NET ASSETS:

Class A                                      $245,612,558
=========================================================
Class B                                      $237,918,779
=========================================================
Class C                                      $ 38,026,177
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        25,647,222
=========================================================
Class B                                        24,816,721
=========================================================
Class C                                         3,977,986
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       9.58
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.58
      divided by 95.25%)                     $      10.06
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       9.59
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       9.56
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                      $26,948,269
---------------------------------------------------------
EXPENSES:
Advisory fees                                   1,611,515
---------------------------------------------------------
Administrative services fees                       80,271
---------------------------------------------------------
Custodian fees                                     64,754
---------------------------------------------------------
Distribution fees - Class A                       478,781
---------------------------------------------------------
Distribution fees - Class B                     1,359,570
---------------------------------------------------------
Distribution fees - Class C                       248,197
---------------------------------------------------------
Interest (Note 5)                                 851,004
---------------------------------------------------------
Transfer agent fees - Class A                     311,166
---------------------------------------------------------
Transfer agent fees - Class B                     170,992
---------------------------------------------------------
Transfer agent fees - Class C                      30,268
---------------------------------------------------------
Trustees' fees                                     10,622
---------------------------------------------------------
Other                                             254,001
---------------------------------------------------------
    Total expenses                              5,471,141
---------------------------------------------------------
Less: Expenses paid indirectly                     (3,953)
---------------------------------------------------------
    Net expenses                                5,467,188
---------------------------------------------------------
Net investment income                          21,481,081
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities    6,570,449
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                     (2,570,929)
---------------------------------------------------------
  Net gain on investment securities             3,999,520
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $25,480,601
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 21,481,081      $ 15,863,224
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            6,570,449           (73,291)
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (2,570,929)        4,443,700
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        25,480,601        20,233,633
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (12,395,672)      (10,575,295)
--------------------------------------------------------------------------------------------
  Class B                                                       (7,690,274)       (4,595,241)
--------------------------------------------------------------------------------------------
  Class C                                                       (1,395,135)          (19,501)
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (247,750)               --
--------------------------------------------------------------------------------------------
  Class B                                                         (176,643)               --
--------------------------------------------------------------------------------------------
  Class C                                                          (32,108)               --
--------------------------------------------------------------------------------------------
Return of capital:
  Class A                                                               --          (430,314)
--------------------------------------------------------------------------------------------
  Class B                                                               --          (214,788)
--------------------------------------------------------------------------------------------
  Class C                                                               --              (713)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       76,269,628        (9,731,599)
--------------------------------------------------------------------------------------------
  Class B                                                      147,670,216         8,255,456
--------------------------------------------------------------------------------------------
  Class C                                                       35,531,445         1,834,127
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 263,014,308         4,755,765
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          258,543,206       253,787,441
--------------------------------------------------------------------------------------------
  End of period                                               $521,557,514      $258,543,206
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $524,340,223      $264,984,880
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (42,488)          (32,484)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (9,173,737)      (15,413,635)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               6,433,516         9,004,445
--------------------------------------------------------------------------------------------
                                                              $521,557,514      $258,543,206
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares, and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Information presented in these financial statements pertains only to the Fund.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity date and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually subject to restrictions described in Note 1 Section "C". On December 31, 1998, $720,772 was reclassified from undistributed net realized gain (loss) to undistributed net investment income as a result of permanent book/tax differences due to the differing book/tax treatment for principal paydown losses on mortgage-backed securities. Also, undistributed net investment income was increased by $1,167,269, undistributed net realized gain (loss) was decreased by $1,051,323 and paid-in-capital was decreased by $115,946 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $8,696,199 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $80,271 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $286,864 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $478,781, $1,359,570 and $248,197 respectively, as compensation under the Plans.

  AIM Distributors received commissions of $196,016 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $108,148 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

  During the year ended December 31, 1998, the Fund paid legal fees of $3,924 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,885 and $68, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $3,953 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1998 was $85,146,250 while borrowings averaged $25,733,082 per day with a weighted average interest rate of 3.31%.
  The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $694,080,621 and $477,249,743, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 7,766,451
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,807,868)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $ 5,958,583
=========================================================
Cost of investments for tax purposes is $609,284,821.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------    -------------------------
                         SHARES         AMOUNT          SHARES        AMOUNT
                       -----------   -------------    ----------   ------------
Sold:
  Class A               29,655,462   $ 283,586,927     6,693,588   $ 62,348,371
-------------------------------------------------------------------------------
  Class B               27,535,042     264,070,374     4,448,136     41,365,183
-------------------------------------------------------------------------------
  Class C*               6,742,689      63,813,508       734,169      6,890,070
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                1,069,069      10,191,327       953,629      8,857,846
-------------------------------------------------------------------------------
  Class B                  568,105       5,430,298       349,182      3,245,433
-------------------------------------------------------------------------------
  Class C*                 143,118       1,253,716         1,978         18,637
-------------------------------------------------------------------------------
Reacquired:
  Class A              (22,783,533)   (217,508,626)   (8,720,230)   (80,937,816)
-------------------------------------------------------------------------------
  Class B              (12,722,862)   (121,830,456)   (3,920,140)   (36,355,160)
-------------------------------------------------------------------------------
  Class C*              (3,103,831)    (29,535,779)     (540,137)    (5,074,580)
-------------------------------------------------------------------------------
                        27,103,259   $ 259,471,289           175   $    357,984
===============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998 and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                1998         1997        1996        1995        1994
                                                              --------     --------    --------    --------    --------
Net asset value, beginning of period                          $   9.46     $   9.28    $   9.70    $   8.99    $  10.05
------------------------------------------------------------  --------     --------    --------    --------    --------
Income from investment operations:
  Net investment income                                           0.62         0.63        0.63        0.69        0.68
------------------------------------------------------------  --------     --------    --------    --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.13         0.18       (0.42)       0.73       (1.02)
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total from investment operations                              0.75         0.81        0.21        1.42       (0.34)
------------------------------------------------------------  --------     --------    --------    --------    --------
Less distributions:
  Dividends from net investment income                           (0.63)       (0.61)      (0.59)      (0.67)      (0.58)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Distributions from net realized gains                             --           --          --          --       (0.04)
------------------------------------------------------------  --------     --------    --------    --------    --------
  Return of capital                                                 --        (0.02)      (0.04)      (0.04)      (0.10)
------------------------------------------------------------  --------     --------    --------    --------    --------
    Total distributions                                          (0.63)       (0.63)      (0.63)      (0.71)      (0.72)
------------------------------------------------------------  --------     --------    --------    --------    --------
Net asset value, end of period                                $   9.58     $   9.46    $   9.28    $   9.70    $   8.99
============================================================  ========     ========    ========    ========    ========
Total return(a)                                                   8.17%        9.07%       2.35%      16.28%      (3.44)%
============================================================  ========     ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $245,613     $167,427    $174,344    $176,318    $158,341
============================================================  ========     ========    ========    ========    ========
Ratio of expenses to average net assets (exclusive of
  interest expense)                                               0.96%(b)     1.00%       1.00%       1.08%       1.04%(c)
============================================================  ========     ========    ========    ========    ========
Ratio of net investment income to average net assets              6.43%(b)     6.77%       6.76%       7.36%       7.34%(d)
============================================================  ========     ========    ========    ========    ========
Portfolio turnover rate                                            147%          99%        134%        140%        109%
============================================================  ========     ========    ========    ========    ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $191,512,442.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.05% for 1994.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 7.32% for 1994.

                                                                            CLASS B                               CLASS C
                                                       --------------------------------------------------    ------------------
                                                         1998       1997      1996       1995      1994       1998       1997
                                                       --------    -------   -------    -------   -------    -------    -------
Net asset value, beginning of period                   $  9.46     $  9.28   $  9.69    $  8.99   $ 10.04    $  9.44    $  9.33
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Income from investment operations:
  Net investment income                                   0.55        0.56      0.55       0.63      0.61       0.56       0.24
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                           0.13        0.17     (0.41)      0.70     (1.02)      0.11       0.10
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
    Total from investment operations                      0.68        0.73      0.14       1.33     (0.41)      0.67       0.34
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Less distributions:
  Dividends from net investment income                   (0.55)      (0.53)    (0.51)     (0.59)    (0.50)     (0.55)     (0.22)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Distributions from net realized gains                     --          --        --         --     (0.04)        --         --
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
  Return of capital                                         --       (0.02)    (0.04)     (0.04)    (0.10)        --      (0.01)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
    Total distributions                                  (0.55)      (0.55)    (0.55)     (0.63)    (0.64)     (0.55)     (0.23)
-----------------------------------------------------  --------    -------   -------    -------   -------    -------    -------
Net asset value, end of period                         $  9.59     $  9.46   $  9.28    $  9.69   $  8.99    $  9.56    $  9.44
====================================================   =======     =======   =======    =======   =======    =======    =======
Total return(a)                                           7.40%       8.16%     1.61%     15.22%    (4.13)%     7.31%      3.64%
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $237,919    $89,265   $79,443    $61,300   $23,415    $38,026    $ 1,851
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratio of expenses to average net assets (exclusive of
  interest expense)                                       1.72%(b)    1.76%     1.76%      1.86%    1.82%(c)  1.72%(b)   1.76%(d)
====================================================   =======     =======   =======    =======   =======    =======    =======
Ratio of net investment income to average net
  assets(e)                                               5.68%(b)    6.01%     6.00%      6.58%   6.56%(e)   5.68%(b)    6.01%(d)
====================================================   =======     =======   =======    =======   =======    =======    =======
Portfolio turnover rate                                    147%         99%      134%       140%      109%       147%        99%
====================================================   =======     =======   =======    =======   =======    =======    =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $136,546,632 and $24,819,682 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.87% for 1994.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 6.50% for 1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Money Market Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Money Market Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Money Market Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                           PAR
                             MATURITY     (000)         VALUE
BANK NOTES-1.32%

BANKS-DOMESTIC-1.32%

Harris Trust & Savings Bank
  5.64%(a)                   02/01/99    $ 10,000   $   10,000,000
------------------------------------------------------------------
Wachovia Bank, N.A.
  5.50% (a)                  01/29/99      10,000       10,000,000
------------------------------------------------------------------
    Total Bank Notes                                    20,000,000
------------------------------------------------------------------

COMMERCIAL PAPER-31.51%(B)

ASSET-BACKED
  SECURITIES-15.06%

Centric Capital Corp.
  5.12%                      01/13/99       9,800        9,783,275
------------------------------------------------------------------
  5.06%                      03/05/99      25,000       24,778,625
------------------------------------------------------------------
Ciesco L.P.
  5.35%                      01/11/99       5,000        4,992,570
------------------------------------------------------------------
Corporate Asset Funding Co.
  5.20%                      02/17/99      14,000       13,904,955
------------------------------------------------------------------
Delaware Funding Corp.
  5.15%                      03/11/99      14,000       13,861,808
------------------------------------------------------------------
Edison Asset
  Securitization, L.L.C.
  5.17%                      03/19/99      25,000       24,723,550
------------------------------------------------------------------
Falcon Asset Securitization
  Corp.
  5.26%                      02/04/99       3,551        3,533,358
------------------------------------------------------------------
Monte Rosa Capital Corp.
  5.35%                      01/11/99      25,000       24,962,847
------------------------------------------------------------------
  5.32%                      01/21/99       7,000        6,979,310
------------------------------------------------------------------
  5.43%                      02/16/99      10,000        9,930,617
------------------------------------------------------------------
Preferred Receivables
  Funding Corp.
  5.33%                      01/13/99       5,000        4,991,117
------------------------------------------------------------------
  5.50%                      01/13/99       6,000        5,989,000
------------------------------------------------------------------
  5.25%                      03/11/99      15,000       14,849,062
------------------------------------------------------------------
  5.06%                      04/21/99      25,750       25,351,876
------------------------------------------------------------------
Variable Funding Capital
  5.10%                      01/20/99      40,000       39,892,334
------------------------------------------------------------------
                                                       228,524,304
------------------------------------------------------------------

AUTOMOBILES-1.12%

Ford Motor Credit Co.
  5.625%                     01/15/99      16,995       16,996,194
------------------------------------------------------------------

BANKS (DOMESTIC)-1.18%

First Chicago Financial
  Corp.
  5.26%                      02/19/99      18,000       17,871,130
------------------------------------------------------------------

BANKS (FOREIGN)-1.95%

UBS Finance (Delaware) Inc.
  4.85%                      04/05/99      30,000       29,620,083
------------------------------------------------------------------

BROADCAST MEDIA-0.91%

Scripps (E.W.) Co.
  4.98%                      04/13/99      14,000       13,802,460
------------------------------------------------------------------

BUSINESS CREDIT-1.62%

National Rural Utilities
  Cooperative Finance Corp.
  4.80%                      04/27/99      25,000       24,613,333
------------------------------------------------------------------

                                           PAR
                             MATURITY     (000)         VALUE
CHEMICALS-0.33%

Du Pont (E.I.) de Nemours
  and Co.
  5.08%                      02/05/99    $  5,000   $    4,975,306
------------------------------------------------------------------

FOOD PROCESSING-2.58%

Campbell Soup Co.
  5.45%                      01/14/99      10,000        9,980,319
------------------------------------------------------------------
  5.17%                      02/10/99      10,000        9,942,555
------------------------------------------------------------------
Cargill Inc.
  4.98%                      04/01/99      19,500       19,257,225
------------------------------------------------------------------
                                                        39,180,099
------------------------------------------------------------------

HOUSEHOLD PRODUCTS-0.40%

Colgate-Palmolive Co.
  4.85%                      04/22/99       6,200        6,107,284
------------------------------------------------------------------

INSURANCE (LIFE)-1.25%

Hancock (John) Capital
  Corp.
  5.35%                      01/22/99      19,000       18,940,704
------------------------------------------------------------------

INSURANCE (OTHER)-0.91%

Marsh & McLennan Companies,
  Inc.
  5.10%                      03/22/99      14,000       13,841,333
------------------------------------------------------------------

MACHINERY-0.33%

Caterpillar Financial
  Services Corp.
  5.10%                      02/04/99       5,000        4,975,917
------------------------------------------------------------------

MULTIPLE INDUSTRIES-1.64%

General Electric Capital
  Corp.
  5.05%                      04/06/99      25,000       24,666,840
------------------------------------------------------------------

OIL & GAS
  (INTEGRATED)-1.64%

Petrofina Delaware, Inc.
  5.36%                      01/22/99      25,000       24,921,833
------------------------------------------------------------------

TELEPHONE-0.59%

Bellsouth Capital Funding
  Corp.
  5.38%                      01/22/99       9,000        8,971,755
------------------------------------------------------------------
    Total Commercial Paper                             478,008,575
------------------------------------------------------------------

MASTER NOTE
  AGREEMENTS-9.23%

Citicorp Securities,
  Inc.(c)
  5.75%                      01/25/99      33,000       33,000,000
------------------------------------------------------------------
Merrill Lynch Mortgage
  Capital, Inc.(d)
  5.78%                      08/16/99      52,000       52,000,000
------------------------------------------------------------------
Morgan Stanley, Dean
  Witter, Discover & Co.(e)
  5.60%                      05/24/99      55,000       55,000,000
------------------------------------------------------------------
    Total Master Note
      Agreements                                       140,000,000
------------------------------------------------------------------

TAXABLE MUNICIPAL
  BONDS-3.35%

HEALTH CARE-0.66%

Jacksonville Florida Health
  Facilities; Hospital
  Series Revenue Bonds
  5.65%(f)                   08/15/19      10,000       10,000,000
------------------------------------------------------------------

                                           PAR
                             MATURITY     (000)         VALUE
HOSPITAL MANAGEMENT-2.03%

BMC Special Care
  Facilities; Revenue Bonds
  5.55%(f)                   11/15/29    $ 20,000   $   20,000,000
------------------------------------------------------------------
Illinois Health Facilities
  Authority (Loyola
  University Health
  Systems); Revenue Bonds
  5.65%(f)                   07/01/24      10,800       10,800,000
------------------------------------------------------------------
                                                        30,800,000
------------------------------------------------------------------

MULTIPLE INDUSTRY-0.66%

Mississippi Business
  Finance Corp.
  (Mississippi Industrial
  Development); Revenue
  Bonds
  5.61%(f)                   02/01/23      10,000       10,000,000
------------------------------------------------------------------
    Total Taxable Municipal
      Bonds                                             50,800,000
------------------------------------------------------------------

TIME DEPOSITS-3.96%

Credit Communal de Belgique
  5.125%                     01/04/99      60,000       60,000,000
------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-2.77%

Federal National Mortgage
  Association(g)
  4.696%                     06/02/99      32,000       32,000,000
------------------------------------------------------------------
Student Loan Marketing
  Association(g)
  4.848%                     02/08/99      10,000       10,000,180
------------------------------------------------------------------
    Total U.S. Government
      Agency Securities                                 42,000,180
------------------------------------------------------------------
    Total Investments
      (excluding repurchase
      agreements)                                      790,808,755
------------------------------------------------------------------

                                           PAR
                             MATURITY     (000)         VALUE
REPURCHASE
  AGREEMENTS-45.73%(h)
Barclays Capital Inc.(i)
  4.75%                      01/04/99    $ 50,000   $   50,000,000
------------------------------------------------------------------
Bear Stearns & Co., Inc.(j)
  4.85%                            --      55,000       55,000,000
------------------------------------------------------------------
CIBC Oppenheimer Corp.(k)
  5.05%                            --     100,000      100,000,000
------------------------------------------------------------------
Credit Suisse First Boston
  Corp.(l)
  5.00%                      01/04/99      50,000       50,000,000
------------------------------------------------------------------
Goldman, Sachs & Co.(m)
  4.80%                      01/04/99     300,000      300,000,000
------------------------------------------------------------------
SBC Warburg Dillon Read
  Inc.(n)
  4.75%                      01/04/99     138,804      138,803,265
------------------------------------------------------------------
    Total Repurchase
      Agreements                                       693,803,265
------------------------------------------------------------------
TOTAL INVESTMENTS-97.87%                             1,484,612,020(o)
------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.13%                                     32,384,637
------------------------------------------------------------------
NET ASSETS-100.00%                                  $1,516,996,657
------------------------------------------------------------------

Notes to Schedule of Investments:

(a) Interest rates are redetermined daily. Rate shown is the rate in effect on 12/31/98.
(b) Treasury bills and some commercial paper are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(d) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement generally upon two business days notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(e) Master Note Purchase Agreement may be terminated by either party upon three business days prior written notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(f) Demand security; payable upon demand by the Fund with usually no more than seven calendar days notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 12/31/98.
(g) Interest rates are redetermined weekly. Rates shown are rates in effect on 12/31/98.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 12/31/98 with a maturing value of $300,158,333. Collateralized by $297,134,000 U.S. Government obligations, 0% to 9.05% due 03/17/99 to 06/15/05 with an aggregate market value at 12/31/98 of $306,000,115.
(j) Open repurchase agreement entered into 12/31/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $354,763,000 U.S. Government obligations, 0% to 8.65% due 01/15/99 to 06/11/18 with an aggregate market value at 12/31/98 of $360,262,932.
(k) Open repurchase agreement entered into 12/31/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $1,105,835,904 U.S. Government obligations, 5.882% to 8.50% due 06/30/01 to 11/01/37 with an aggregate market value at 12/31/98 of $510,000,001.
(l) Joint repurchase agreement entered into 12/31/98 with a maturing value of $50,027,778. Collateralized by $153,487,893 U.S. Government obligations, 0.00% to 0.00% due 05/01/18 to 04/01/31 with an aggregate market value at 12/31/98 of $51,861,895.
(m) Joint repurchase agreement entered into 12/31/98 with a maturing value of $500,266,667. Collateralized by $484,139,000 U.S. Government obligations, 5.75% to 6.00% due 04/15/08 to 05/15/08 with an aggregate market value at 12/31/98 of $510,000,184.
(n) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.
(o) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, excluding repurchase
  agreements, at value (amortized cost)     $  790,808,755
----------------------------------------------------------
Repurchase agreements                          693,803,265
----------------------------------------------------------
Receivables for:
  Fund shares sold                             110,560,096
----------------------------------------------------------
  Interest                                       1,930,931
----------------------------------------------------------
Investment for deferred compensation plan           94,268
----------------------------------------------------------
Other assets                                       334,133
----------------------------------------------------------
    Total assets                             1,597,531,448
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        78,432,704
----------------------------------------------------------
  Dividends                                        295,936
----------------------------------------------------------
  Deferred compensation plan                        94,268
----------------------------------------------------------
Accrued advisory fees                              584,365
----------------------------------------------------------
Accrued distribution fees                          937,106
----------------------------------------------------------
Accrued transfer agent fees                        190,412
----------------------------------------------------------
    Total liabilities                           80,534,791
----------------------------------------------------------
Net assets applicable to shares
  outstanding                               $1,516,996,657
----------------------------------------------------------

NET ASSETS:

AIM Cash Reserve Shares                     $1,179,071,674
==========================================================
Class B                                     $  310,534,240
==========================================================
Class C                                     $   27,390,743
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
AIM Cash Reserve Shares                      1,179,046,939
==========================================================
Class B                                        310,522,285
==========================================================
Class C                                         27,390,325
==========================================================

AIM Cash Reserve Shares:
  Net asset value, offering and redemption
    price per share                         $         1.00
==========================================================
Class B:
  Net asset value and offering price per
    share                                   $         1.00
==========================================================
Class C:
  Net asset value and offering price per
    share                                   $         1.00
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                      $59,499,145
---------------------------------------------------------
EXPENSES:
Advisory fees                                   5,891,106
---------------------------------------------------------
Administrative services fees                       71,394
---------------------------------------------------------
Custodian fees                                    121,851
---------------------------------------------------------
Distribution fees - Class A                     1,160,113
---------------------------------------------------------
Distribution fees - Class B                     1,767,568
---------------------------------------------------------
Distribution fees - Class C                       176,383
---------------------------------------------------------
Distribution fees - AIM Cash Reserve Shares     1,049,453
---------------------------------------------------------
Trustees' fees                                     19,516
---------------------------------------------------------
Transfer agent fees - Class A                     767,760
---------------------------------------------------------
Transfer agent fees - Class B                     292,385
---------------------------------------------------------
Transfer agent fees - Class C                      29,176
---------------------------------------------------------
Transfer agent fees - AIM Cash Reserve
  Shares                                          649,349
---------------------------------------------------------
Other                                             620,409
---------------------------------------------------------
    Total expenses                             12,616,463
---------------------------------------------------------
Less: Expenses paid indirectly                    (11,572)
---------------------------------------------------------
    Net expenses                               12,604,891
---------------------------------------------------------
Net investment income                          46,894,254
---------------------------------------------------------
Net realized gain from investments                  2,781
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $46,897,035
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998             1997
                                                              --------------    ------------
OPERATIONS:

  Net investment income                                       $   46,894,254    $ 37,026,961
--------------------------------------------------------------------------------------------
  Net realized gain from investments                                   2,781          19,347
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          46,897,035      37,046,308
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (20,797,936)    (15,420,950)
--------------------------------------------------------------------------------------------
  Class B                                                         (6,486,731)     (4,508,913)
--------------------------------------------------------------------------------------------
  Class C                                                           (628,599)        (81,245)
--------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                                        (18,980,988)    (17,015,853)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (375,997,608)     88,133,325
--------------------------------------------------------------------------------------------
  Class B                                                        194,469,771      24,881,617
--------------------------------------------------------------------------------------------
  Class C                                                         19,103,703       8,286,622
--------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                                        834,944,363      28,629,341
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   672,523,010     149,950,252
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            844,473,647     694,523,395
--------------------------------------------------------------------------------------------
  End of period                                               $1,516,996,657    $844,473,647
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,516,959,549    $844,439,320
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investments                    37,108          34,327
--------------------------------------------------------------------------------------------
                                                              $1,516,996,657    $844,473,647
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class B shares, Class C shares and AIM Cash Reserve Shares. The Fund formerly also offered Class A shares; however, on December 21, 1998 the Class A shares were reclassified as AIM Cash Reserve Shares. Class B shares and Class C shares are sold with a contingent deferred sales charge. AIM Cash Reserve Shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to provide as high a level of current income as is consistent with preservation of capital and liquidity.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Dividends to shareholders are declared daily and are paid monthly.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.55% of the first $1 billion of the Fund's average daily net assets plus 0.50% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $71,394 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $904,191 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B, Class C and the AIM Cash Reserve Shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class C shares and the AIM Cash Reserve Shares (the "Class C and Cash Reserve Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class C and Cash Reserve Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the AIM Cash Reserve Shares, and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B, Class C or AIM Cash Reserve Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B, Class C, and AIM Cash Reserve Shares paid AIM Distributors $1,160,113, $1,767,568, $176,383 and $1,049,453,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $347,757 from sales of the former Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $905,887 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $5,530 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $11,563 and $9, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $11,572 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                     1998                                  1997
                                                      -----------------------------------    ---------------------------------
                                                          SHARES              AMOUNT             SHARES            AMOUNT
                                                      ---------------    ----------------    --------------    ---------------
Sold:
  Class A*                                             12,526,260,894    $ 12,526,260,894     4,653,429,305    $ 4,653,429,305
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                 732,230,888         732,230,888       420,215,854        420,215,854
------------------------------------------------------------------------------------------------------------------------------
  Class C**                                               350,900,238         350,900,238        61,859,578         61,859,578
------------------------------------------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                               6,566,275,190       6,566,275,190     4,356,728,398      4,356,728,398
------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A*                                                 15,630,817          15,630,817        13,299,323         13,299,323
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                   5,684,934           5,684,934         3,988,737          3,988,737
------------------------------------------------------------------------------------------------------------------------------
  Class C**                                                   536,206             536,206            75,390             75,390
------------------------------------------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                                  15,456,154          15,456,154        13,807,718         13,807,718
------------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisitions***:
  Class A*                                                    135,276             135,276                --                 --
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                  72,923,588          72,923,588                --                 --
------------------------------------------------------------------------------------------------------------------------------
  Class C**                                                 5,548,897           5,548,897                --                 --
------------------------------------------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                                 117,682,745         117,682,745                --                 --
------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A*                                            (12,918,024,595)    (12,918,024,595)   (4,578,595,303)    (4,578,595,303)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                (616,369,639)       (616,369,639)     (399,322,974)      (399,322,974)
------------------------------------------------------------------------------------------------------------------------------
  Class C**                                              (337,881,638)       (337,881,638)      (53,648,346)       (53,648,346)
------------------------------------------------------------------------------------------------------------------------------
  AIM Cash Reserve Shares                              (5,864,469,726)     (5,864,469,726)   (4,341,906,775)    (4,341,906,775)
------------------------------------------------------------------------------------------------------------------------------
                                                          672,520,229    $    672,520,229       149,930,905    $   149,930,905
==============================================================================================================================

* Class A shares were reclassified to AIM Cash Reserve Shares effective December 21, 1998.

** Class C shares commenced sales on August 4, 1997.

*** The Fund acquired AIM Advisor Cash Management Fund and AIM Dollar Fund on
    February 27, 1998 and December 21, 1998, respectively. The acquired funds' net assets as of the respective closing dates were $5,680,255 and $190,605,903, respectively. The net assets of the Fund immediately prior to each acquisition were $701,467,228 and $1,383,530,387, respectively.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during the period ended December 21, 1998 and each of the years in the four-year period ended December 31, 1997; for a share of Class B and AIM Cash Reserve Shares outstanding during each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                    CLASS A SHARES
                                                               ---------------------------------------------------------
                                                               DECEMBER 21,
                                                                   1998          1997       1996       1995       1994
                                                               ------------    --------   --------   --------   --------
Net asset value, beginning of period                             $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------     --------      --------   --------   --------   --------
Income from investment operations:
 Net investment income                                             0.0436        0.0453     0.0433     0.0495     0.0337
------------------------------------------------------------     --------      --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                             (0.0436)      (0.0453)   (0.0433)   (0.0495)   (0.0337)
------------------------------------------------------------     --------      --------   --------   --------   --------
Net asset value, date of reclassification                        $  (1.00)
============================================================     ========      ========   ========   ========   ========
Net asset value, end of period                                   $     --      $   1.00   $   1.00   $   1.00   $   1.00
============================================================     ========      ========   ========   ========   ========
Total return(b)                                                      4.44%         4.63%      4.42%      5.06%      3.43%
============================================================     ========      ========   ========   ========   ========
Ratios/supplemental data;
Net assets, end of period (000's omitted)                              --      $376,012   $287,905   $221,487   $148,886
============================================================     ========      ========   ========   ========   ========
Ratio of expenses to average net assets                              1.06%(c)      1.05%      1.07%      1.03%      0.97%(d)
============================================================     ========      ========   ========   ========   ========
Ratio of net investment income to average net assets                 4.46%(c)      4.55%      4.34%      4.91%      3.53%(d)
============================================================     ========      ========   ========   ========   ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges where applicable.
(c) Ratios are annualized and based on average net assets of $478,464,451.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.06% and 3.44%, respectively, for 1994.

                                                                                 CLASS B SHARES
                                                               ---------------------------------------------------
                                                                 1998       1997       1996      1995       1994
                                                               --------   --------   --------   -------   --------
Net asset value, beginning of period                           $   1.00   $   1.00   $   1.00   $  1.00   $   1.00
------------------------------------------------------------   --------   --------   --------   -------   --------
Income from investment operations:
 Net investment income                                           0.0371(a)   0.0378    0.0360    0.0419     0.0259
------------------------------------------------------------   --------   --------   --------   -------   --------
Less distributions:
 Dividends from net investment income                           (0.0371)   (0.0378)   (0.0360)  (0.0419)   (0.0259)
------------------------------------------------------------   --------   --------   --------   -------   --------
Net asset value, end of period                                 $   1.00   $   1.00   $   1.00   $  1.00   $   1.00
============================================================   ========   ========   ========   =======   ========
Total return(b)                                                    3.78%      3.84%      3.66%     4.27%      2.62%
============================================================   ========   ========   ========   =======   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $310,534   $116,058   $ 91,148   $69,857   $ 33,999
============================================================   ========   ========   ========   =======   ========
Ratio of expenses to average net assets                            1.81%(c)     1.80%     1.81%    1.78%      1.78%(d)
============================================================   ========   ========   ========   =======   ========
Ratio of net investment income to average net assets               3.71%(c)     3.80%     3.60%    4.14%      3.14%(d)
============================================================   ========   ========   ========   =======   ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges where applicable.
(c) Ratios are based on average net assets of $176,756,795.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.87% and 3.05%, respectively, for 1994.

                                                 CLASS C SHARES                        AIM CASH RESERVE SHARES
                                              --------------------    ----------------------------------------------------------
                                                1998        1997         1998         1997        1996        1995        1994
                                              --------    --------    ----------    --------    --------    --------    --------
Net asset value, beginning of period          $   1.00    $   1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------   --------    --------    ----------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                         0.0371(a)   0.0158        0.0453(a)   0.0456      0.0433      0.0493      0.0337
-------------------------------------------   --------    --------    ----------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income         (0.0371)    (0.0158)      (0.0453)    (0.0456)    (0.0433)    (0.0493)    (0.0337)
-------------------------------------------   --------    --------    ----------    --------    --------    --------    --------
Net asset value, end of period                $   1.00    $   1.00    $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
===========================================   ========    ========    ==========    ========    ========    ========    ========
Total return(b)                                   3.78%       3.92%         4.62%       4.66%       4.41%       5.04%       3.42%
===========================================   ========    ========    ==========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $ 27,391    $  8,287    $1,179,072    $344,117    $315,470    $293,450    $359,952
===========================================   ========    ========    ==========    ========    ========    ========    ========
Ratio of expenses to average net assets           1.81%(c)    1.80%(d)      0.99%(c)    1.05%       1.08%       1.04%       0.99%(e)
===========================================   ========    ========    ==========    ========    ========    ========    ========
Ratio of net investment income to average
  net assets                                      3.71%(c)    3.80%(d)      4.53%(c)    4.55%       4.32%       4.92%       3.49%(e)
===========================================   ========    ========    ==========    ========    ========    ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges where applicable and is annualized for periods less than one year.
(c) Ratios are based on average net assets of $17,638,255 and $419,781,232 for Class C and AIM Cash Reserve Shares, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.08% and 3.40%, respectively, for 1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Municipal Bond Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Municipal Bond Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Municipal Bond Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                RATINGS(a)        PAR         MARKET
                             S&P      MOODY'S    (000)        VALUE
ALABAMA-1.28%

Alabama (State of) Housing
  Finance Authority; Single
  Family Mortgage Series
  D-2 RB
  5.50%, 10/01/17(b)            -     Aaa      $  1,700    $  1,737,196
-----------------------------------------------------------------------
Courtland Industrial
  Development Board
  (Champion International
  Corp. Project); Refunding
  PCR
  6.40%, 11/01/26(b)            -     Baa1        2,315       2,485,778
-----------------------------------------------------------------------
McIntosh Industrial
  Development Board;
  Environmental Improvement
  Series C IDR
  5.375%, 06/01/28           AA-      A2          1,000       1,015,720
-----------------------------------------------------------------------
                                                              5,238,694
-----------------------------------------------------------------------

ALASKA-1.66%

Alaska (State of) Housing
  Finance Corp.;
  Collateralized First
  Veterans' Home Mortgage
  Series A-2 RB
  6.75%, 12/01/24(b)         AAA      Aaa         4,500       4,749,795
-----------------------------------------------------------------------
Alaska (State of) Housing
  Finance Corp.;
  Collateralized Mortgage
  Program First Series RB
  6.875%, 06/01/33           AAA      Aaa           695         730,640
-----------------------------------------------------------------------
Alaska (State of) Housing
  Finance Corp.; Series A
  RB
  4.00%, 06/01/26(c)         A1+      VMIG-1      1,320       1,320,000
-----------------------------------------------------------------------
                                                              6,800,435
-----------------------------------------------------------------------

ARKANSAS-1.25%

Fayetteville (City of);
  Water and Sewer Refunding
  and Improvement Series
  1992 RB
  6.15%, 08/15/12            A        A           2,000       2,076,760
-----------------------------------------------------------------------
Independence (County of)
  (Mississippi Power &
  Light Project); Series C
  PCR
  9.50%, 07/01/14               -     Baa2        1,000       1,025,320
-----------------------------------------------------------------------
Little Rock (City of);
  Sewer Improvement Series
  B RB
  5.75%, 02/01/06            AA       Aa3         2,000       2,039,380
-----------------------------------------------------------------------
                                                              5,141,460
-----------------------------------------------------------------------

ARIZONA-1.62%

Arizona (State of)
  Educational Loan
  Marketing Corp.; RB
  6.125%, 09/01/02(b)           -     Aa          1,900       2,006,077
-----------------------------------------------------------------------
Mohave (County of) Unified
  School District No. 1
  (Lake Havasu); Series
  1996 A GO
  5.90%, 07/01/15(d)         AAA      Aaa         1,000       1,089,320
-----------------------------------------------------------------------
Pima (County of) Unified
  School District No. 10
  (Amphitheater); School
  Improvement Series 1992 E
  GO
  6.50%, 07/01/05            A+       A3          3,100       3,550,306
-----------------------------------------------------------------------
                                                              6,645,703
-----------------------------------------------------------------------

                                 RATINGS(a)       PAR         MARKET
                             S&P      MOODY'S    (000)        VALUE
CALIFORNIA-0.54%

Foothill/Eastern Corridor
  Agency (California Toll
  Road Project); Senior
  Lien Series A RB
  6.00%, 01/01/16            BBB-     Baa3     $    400    $    453,412
-----------------------------------------------------------------------
Sacramento (City of)
  California Cogeneration
  Authority (Procter &
  Gamble Project); Series
  1995 RB
  7.00%, 07/01/04            BBB-        -          500         570,590
-----------------------------------------------------------------------
San Francisco (City and
  County of) Parking
  Authority; Parking Meter
  Series 1994 RB
  7.00%, 06/01/13(d)         AAA      Aaa         1,000       1,184,700
-----------------------------------------------------------------------
                                                              2,208,702
-----------------------------------------------------------------------

COLORADO-1.37%

Adams County School
  District No. 1; Unlimited
  Tax Building Series 1992
  A GO
  6.625%, 12/01/02(e)(f)     AAA      Aaa           500         556,040
-----------------------------------------------------------------------
Colorado Health Facilities
  Authority (National
  Jewish Medical and
  Research Project);
  Hospital Series RB
  5.25%, 01/01/18            BBB         -          500         494,665
-----------------------------------------------------------------------
  5.375%, 01/01/29           BBB         -        1,000         990,430
-----------------------------------------------------------------------
Highlands Ranch Metro
  District No. 1; Refunding
  & Improvement Unlimited
  Tax Series A GO
  7.30%, 09/01/02(e)(f)      NRR      NRR           500         572,200
-----------------------------------------------------------------------
Mesa County School District
  No. 51; 1989 Series B
  Certificates of
  Participation
  6.875%, 12/01/05(d)        AAA      Aaa         1,465       1,595,282
-----------------------------------------------------------------------
Mountain Village Metro
  District (San Miguel
  County); Unlimited Tax
  Refunding Series GO
  7.95%, 12/01/02(e)(f)      NRR      NRR            50          57,924
-----------------------------------------------------------------------
  7.95%, 12/01/03(g)            -        -          375         407,284
-----------------------------------------------------------------------
Westminster (City of);
  Certificates of
  Participation
  4.35%, 12/01/07(d)         AAA      Aaa           955         963,394
-----------------------------------------------------------------------
                                                              5,637,219
-----------------------------------------------------------------------

CONNECTICUT-3.22%

Bridgeport (City of);
  Unlimited Tax Series A GO
  6.00%, 09/01/06(d)         AAA      Aaa         1,000       1,124,360
-----------------------------------------------------------------------
Connecticut (State of);
  General Purpose Public
  Improvement Series 1992-A
  GO
  6.50%, 03/15/02(e)(f)      NRR      NRR         5,500       6,048,295
-----------------------------------------------------------------------
Connecticut (State of)
  Housing Finance
  Authority; Housing
  Mortgage Financing
  Program Sub-Series C-2 RB
  5.85%, 11/15/28(b)         AA       Aa3         3,500       3,651,235
-----------------------------------------------------------------------

                               RATINGS(a)       PAR         MARKET
                             S&P    MOODY'S    (000)        VALUE
CONNECTICUT-(CONTINUED)

Connecticut (State of)
  Special Tax Obligation;
  Second Lien Series RB
  4.10%, 12/01/10(c)         A1+    VMIG-1    $    406   $    406,000
---------------------------------------------------------------------
Connecticut Resource
  Recovery Authority
  (American Ref-Fuel Co.)
  (Southeastern Connecticut
  Project); Corporate
  Credit Series 1988 RB(b)
  8.10%, 01/11/99            A-     A2             925        955,803
---------------------------------------------------------------------
Waterbury Housing
  Authority; Refunding
  Mortgage Series A RB
  5.45%, 07/01/23(d)         AAA    Aaa          1,000      1,004,610
---------------------------------------------------------------------
                                                           13,190,303
---------------------------------------------------------------------

DELAWARE-0.07%

Delaware Economic
  Development Authority
  (Osteopathic Hospital
  Association); Series A RB
  6.75%, 01/01/13(e)         NRR    Aaa            250        295,475
---------------------------------------------------------------------

FLORIDA-1.44%

Dade (County of)
  (Courthouse Center
  Project); RB
  5.90%, 04/01/10               -   A3             500        542,100
---------------------------------------------------------------------
Escambia (County of)
  (Champion International
  Corp. Project); PCR
  6.90%, 08/01/22(b)         BBB    Baa1         1,125      1,225,305
---------------------------------------------------------------------
Highlands (County of)
  Health Facilities
  Authority (Adventist
  Health System Project);
  Hospital Series RB
  5.25%, 11/15/20            A-     Baa1         2,000      1,979,340
---------------------------------------------------------------------
Lee (County of) Housing
  Finance Authority
  (Forestwood Apartments
  Project); Multifamily
  Housing Series A RB
  3.40%, 06/15/25(c)         AAA        -           95         95,000
---------------------------------------------------------------------
Miami (City of) Parking
  System; Series 1992 A RB
  6.70%, 10/01/01(f)         A      A3           1,120      1,228,394
---------------------------------------------------------------------
Miramar (City of) Water
  Improvement Assessment;
  RB
  5.00% 10/01/28(d)             -   Aaa            550        549,114
---------------------------------------------------------------------
Plantation (City of) Health
  Facilities Authority
  (Covenant Retirement
  Communities Inc.); RB
  7.75%, 12/01/02(e)(f)      NRR    NRR            250        290,305
---------------------------------------------------------------------
                                                            5,909,558
---------------------------------------------------------------------

GEORGIA-1.49%

De Kalb Private Hospital
  Authority (Egleston
  Children's Hospital
  Project); Series A RB
  3.90%, 03/01/24(c)         A1+    VMIG-1         511        511,000
---------------------------------------------------------------------
Fulton (County of)
  Development Authority;
  (Delta Airlines Inc.
  Project); Special
  Facilities RB
  5.45%, 05/01/23(b)         BBB-   Baa3         3,700      3,665,257
---------------------------------------------------------------------
Georgia (State of) Housing
  and Finance Authority
  (Home Ownership
  Opportunity Program);
  Series C RB
  6.50%, 12/01/11            AA+    Aa2            800        853,456
---------------------------------------------------------------------

                              RATINGS(a)        PAR         MARKET
                             S&P    MOODY'S    (000)        VALUE
GEORGIA-(CONTINUED)

Savannah (City of) Economic
  Development Authority
  (Hershey Foods Corp.
  Project); IDR
  6.60%, 06/01/12            A+        -     $   1,000   $  1,090,670
---------------------------------------------------------------------
                                                            6,120,383
---------------------------------------------------------------------

IDAHO-0.28%

Idaho Health Facilities
  Authority (Elks
  Rehabilitation Hospital
  Project); Hospital Series
  RB
  5.30%, 07/15/18            BBB       -         1,150      1,145,826
---------------------------------------------------------------------

ILLINOIS-11.45%

Berwyn (City of) (Macneal
  Memorial Hospital
  Association); Hospital
  Series 1991 RB
  7.00%, 06/01/01(e)(f)      AAA    Aaa          3,250      3,559,302
---------------------------------------------------------------------
Chicago (City of); Sales
  Tax Series RB
  5.25%, 01/01/28(d)         AAA    Aaa            650        661,785
---------------------------------------------------------------------
Chicago (City of);
  Wastewater Transmission;
  RB
  5.25%, Second Lien Series
    B 01/01/17(d)            AAA    Aaa          2,500      2,548,075
---------------------------------------------------------------------
  5.125%, Second Lien
    Series 01/01/18(d)       AAA    Aaa          1,000      1,009,620
---------------------------------------------------------------------
Chicago Emergency Telephone
  System; Unlimited Tax
  Series GO
  5.60%, 01/01/10(d)         AAA    Aaa            400        438,172
---------------------------------------------------------------------
Chicago Midway Airport;
  Series A RB
  5.625%, 01/01/22(d)        AAA    Aaa          1,000      1,059,670
---------------------------------------------------------------------
Cook (County of); Series
  1992 B GO
  5.75%, 11/15/02(e)(f)      AAA    Aaa          2,000      2,174,740
---------------------------------------------------------------------
Cook (County of) School
  District No. 148
  (Dolton); Unlimited Tax
  Series GO
  5.10%, Refunding Series A
    12/01/17(d)                 -   Aaa            665        660,185
---------------------------------------------------------------------
  5.10%, Series B
    12/01/17(d)                 -   Aaa            810        804,136
---------------------------------------------------------------------
  5.10%, Series B
    06/01/18(d)                 -   Aaa            625        619,650
---------------------------------------------------------------------
Du Page (County of) High
  School District No. 87
  (Glenbard TWP); Unlimited
  Tax Series B GO
  5.10%, 12/01/20               -   Aa3          2,000      2,004,160
---------------------------------------------------------------------
Illinois (State of); Sales
  Tax Series 1993 B RB
  6.50%, 06/15/01(e)(f)      AAA    NRR          1,500      1,625,325
---------------------------------------------------------------------
Illinois (State of);
  Unlimited Tax Series GO
  5.25%, 07/01/22(d)         AAA    Aaa          4,475      4,539,843
---------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (American
  College of Surgeons);
  Series 1996 RB
  3.85%, 08/01/26(c)         A1+       -           243        243,000
---------------------------------------------------------------------
Illinois (State of)
  Development Finance
  Authority (CPC
  International Project);
  PCR
  6.75%, 05/01/16               -   A2           2,500      2,681,650
---------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois Educational
  Facilities Authority
  (Midwestern University);
  Series B RB
  5.50%, 05/15/18            A         -      $  1,000   $  1,039,350
---------------------------------------------------------------------
Illinois Educational
  Facilities Authority
  (Northwestern
  University); Adjustable
  Medium Term Series RB
  5.25%, 11/01/14(f)         AA+    Aa1          1,000      1,048,280
---------------------------------------------------------------------
Illinois Educational
  Facilities Authority
  (Shedd Aquarium Society);
  RB
  5.60%, 07/01/27(d)         AAA    Aaa          3,500      3,693,130
---------------------------------------------------------------------
Illinois Health Facilities
  Authority (Evangelical
  Hospital Corp.); RB
  6.25%, Series A
    04/15/02(e)(f)           NRR    NRR          1,000      1,152,260
---------------------------------------------------------------------
  6.25%, Series 1992-C
    04/15/02(e)(f)           NRR    NRR          1,150      1,325,099
---------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Sisters Health Care);
  Refunding Series 1992 RB
  6.40%, 09/01/04(e)         AAA    Aaa          2,475      2,775,366
---------------------------------------------------------------------
Illinois Health Facilities
  Authority (Memorial
  Hospital); RB
  7.25%, 05/01/02(e)(f)      NRR    NRR            200        224,642
---------------------------------------------------------------------
Illinois Health Facilities
  Authority (Ravenswood
  Hospital Medical Center);
  Refunding Series 1987 A
  RB
  8.80%, 06/01/06               -   Baa1         1,000      1,015,250
---------------------------------------------------------------------
Illinois Health Facilities
  Authority; Revolving Fund
  Pool Series D RB
  4.10%, 08/01/15(c)         A1+    VMIG-1         304        304,000
---------------------------------------------------------------------
Kane (County of) School
  District No. 131 (Aurora
  East Side); Limited GO
  5.35%, 01/01/04(d)         AAA    Aaa          1,000      1,060,010
---------------------------------------------------------------------
Lake County Community
  Consolidated School
  District No. 73
  (Hawthorn); Unlimited Tax
  Series 1997 GO
  5.45%, 01/01/12(d)            -   Aaa          1,950      2,102,763
---------------------------------------------------------------------
Peoria and Pekin and
  Waukegan (Cities of);
  GNMA Collateralized
  Mortgage Series 1990 RB
  7.875%, 08/01/22(b)        AA+       -           105        110,091
---------------------------------------------------------------------
Tazewell County Community
  High School District No.
  303 (Pekin); Unlimited
  Tax Series 1996 GO
  5.625%, 01/01/14(d)        AAA    Aaa          1,435      1,516,652
---------------------------------------------------------------------
University of Illinois
  Auxiliary Facilities
  System; Series 1991 RB
  5.75%, 04/01/22            AA-    Aa3          4,750      4,893,212
---------------------------------------------------------------------
                                                           46,889,418
---------------------------------------------------------------------

INDIANA-0.20%

Carmel Retirement Rental
  Housing (Beverly
  Enterprises Project);
  Refunding Series RB
  8.75%, 12/01/08(g)            -      -            95        106,885
---------------------------------------------------------------------

                              RATINGS(a)      - PAR        MARKET
                             S&P   MOODY'S     (000)       VALUE
INDIANA-(CONTINUED)

Indiana (State of) Housing
  Finance Authority; Series
  B-1 RB
  6.15%, 07/01/17               -   Aaa      $    170    $    180,129
---------------------------------------------------------------------
Indiana Transportation
  Finance Authority
  (Airport Lease Facility);
  Series A RB
  6.25%, 11/01/02(e)(f)      NRR    Aaa           395         436,664
---------------------------------------------------------------------
  6.25%, 11/01/16            A      A-1           105         112,304
---------------------------------------------------------------------
                                                              835,982
---------------------------------------------------------------------

IOWA-0.28%

Iowa Finance Authority
  (Trinity Regional
  Hospital Project);
  Hospital Facilities
  Refunding Series 1997 RB
  6.00%, 07/01/12(d)         AAA    Aaa         1,000       1,147,130
---------------------------------------------------------------------

KANSAS-0.07%

Newton (City of) (Newton
  Healthcare Corp.);
  Hospital Series A RB
  7.375%, 11/15/04(e)(f)     NRR    NRR           250         298,350
---------------------------------------------------------------------

KENTUCKY-2.04%

Carrollton & Henderson
  (Cities of) Public Energy
  Authority; Series A RB
  5.00%, 01/01/08(d)         AAA    Aaa         2,000       2,114,120
---------------------------------------------------------------------
  5.00%, 01/01/09(d)         AAA    Aaa         1,880       1,985,919
---------------------------------------------------------------------
Kentucky Economic
  Development Finance
  Authority (Appalachian
  Regional Healthcare);
  Refunding & Improvement
  Hospital Systems Series
  RB
  5.875%, 10/01/22           BBB       -        1,000       1,034,410
---------------------------------------------------------------------
Mount Sterling (City of);
  Lease Funding Series 1993
  A RB
  6.15%, 03/01/13               -   Aa          3,000       3,245,970
---------------------------------------------------------------------
                                                            8,380,419
---------------------------------------------------------------------

LOUISIANA-3.65%

Louisiana Public Facilities
  Authority (Medical Center
  at New Orleans Project);
  RB
  6.125%, 10/15/07(d)        AAA       -        2,775       2,956,485
---------------------------------------------------------------------
Louisiana Public Facilities
  Authority (Our Lady of
  Lake Regional Hospital);
  Hospital Refunding Series
  C RB
  6.00%, 12/01/01(e)(f)      AAA    Aaa         2,500       2,701,725
---------------------------------------------------------------------
Louisiana Public Facilities
  Authority (Tulane
  University of Louisiana);
  RB
  6.00%, 10/01/16(d)         AAA    Aaa         2,500       2,781,425
---------------------------------------------------------------------
Louisiana Stadium &
  Exposition District Hotel
  Occupancy Tax and Stadium
  Revenue; Refunding Series
  B RB
  5.00%, 07/01/26(d)         AAA    Aaa         2,000       1,961,900
---------------------------------------------------------------------
New Orleans Levee District;
  Series 1995 A RB
  5.95%, 11/01/07(d)         AAA    Aaa         1,000       1,114,540
---------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
LOUISIANA-(CONTINUED)

Ouachita Parish Hospital
  Service District No. 1
  (Glenwood Regional
  Medical Center);
  Refunding Series 1996 RB
  5.70%, 05/15/16(d)         AAA    Aaa      $  1,000   $  1,081,680
--------------------------------------------------------------------
St. John Baptist Parish
  (Sales Tax Distribution);
  Public Improvement Series
  1987 RB
  7.60%, 01/01/08(e)         NRR    NRR           500        622,755
--------------------------------------------------------------------
  7.60%, 01/01/09(e)         NRR    NRR           500        628,635
--------------------------------------------------------------------
West Feliciana Parish (Gulf
  States Utility Co.);
  Series A PCR
  7.50%, 05/01/15            BB+    Ba1         1,000      1,106,170
--------------------------------------------------------------------
                                                          14,955,315
--------------------------------------------------------------------

MAINE-0.22%

Maine (State of) Education
  Loan Authority; Education
  Loan Series A-2 RB
  6.95%, 12/01/07(b)            -   A             855        904,676
--------------------------------------------------------------------

MARYLAND-0.47%

Maryland Health and Higher
  Education Facilities
  Authority (Doctors
  Community Hospital Inc.);
  Series 1990 RB
  8.75%, 07/01/00(e)(f)      AAA    Aaa         1,000      1,096,680
--------------------------------------------------------------------
Maryland State Community
  Development
  Administration
  (Department of Economic
  and Community
  Development); Single
  Family Housing Refunding
  Series 5 RB
  7.70%, 04/01/15(b)            -   Aa2           790        820,976
--------------------------------------------------------------------
                                                           1,917,656
--------------------------------------------------------------------

MASSACHUSETTS-5.18%

Massachusetts (State of);
  Consolidated Loan Series
  1991 C GO
  7.00%, 08/01/01(e)(f)      NRR    NRR         2,450      2,694,118
--------------------------------------------------------------------
Massachusetts Bay
  Transportation Authority
  (General Transportation
  System Project); Series B
  RB
  5.00%, 03/01/28            AA-    Aa3         2,000      1,951,900
--------------------------------------------------------------------
Massachusetts Health and
  Education Facilities
  Authority (Lowell General
  Hospital); Series 1991 A
  RB
  8.40%, 06/01/01(e)(f)      NRR    NRR         3,550      3,999,430
--------------------------------------------------------------------
Massachusetts Health and
  Education Facilities
  Authority (Valley
  Regional Health System
  Issue); Series 1990 B RB
  8.00%, 07/01/00(e)(f)      NRR    Aaa         3,000      3,257,700
--------------------------------------------------------------------
Massachusetts Health and
  Education Facilities
  Authority (Winchester
  Hospital); Series D RB
  5.80%, 07/01/09(d)         AAA       -        1,000      1,082,820
--------------------------------------------------------------------
Massachusetts Housing
  Finance Authority; Single
  Family Series 11 RB
  7.75%, 12/01/22(b)         AAA    Aaa         3,000      3,127,200
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
MASSACHUSETTS-(CONTINUED)

Massachusetts Industrial
  Finance Agency (Beverly
  Enterprises); Refunding
  Series RB
  8.00%, 05/01/02(g)            -       -    $    200   $    208,876
--------------------------------------------------------------------
Massachusetts Municipal
  Wholesale Electric
  Cooperative Power Supply;
  System Series 1992 A RB
  6.75%, 07/01/08(d)         AAA    Aaa         3,000      3,295,530
--------------------------------------------------------------------
Massachusetts Water
  Resources Authority;
  General Refunding Series
  B RB
  5.00%, 03/01/22(d)         AAA    Aaa         1,600      1,578,304
--------------------------------------------------------------------
                                                          21,195,878
--------------------------------------------------------------------

MICHIGAN-3.79%

Detroit (City of) School
  District; School Building
  and Site Unlimited Tax
  Series 1992 GO
  6.00%, 05/01/01(e)(f)      NRR    NRR         1,000      1,070,140
--------------------------------------------------------------------
  6.15%, 05/01/01(e)(f)      NRR    NRR         1,300      1,395,485
--------------------------------------------------------------------
Flint (City of) Hospital
  Building Authority;
  Hospital Series B RB
  5.375%, 07/01/18(d)        A         -        1,000      1,010,670
--------------------------------------------------------------------
Garden City Hospital
  Finance Authority (Garden
  City Hospital); Hospital
  Refunding Series RB
  5.625%, 09/01/10              -   Ba3         1,000        999,910
--------------------------------------------------------------------
Lake Orion Community School
  District; School Building
  and Site Unlimited Tax
  Refunding Series 1994 GO
  7.00%, 05/01/05(e)(f)      AAA    Aaa         2,500      2,942,100
--------------------------------------------------------------------
Lakeview Community School
  District; Unlimited Tax
  Series 1996 GO
  5.75%, 05/01/16(d)         AAA    Aaa         1,000      1,068,700
--------------------------------------------------------------------
Lincoln Park (City of)
  School District;
  Unlimited Tax Series 1996
  GO
  6.00%, 05/01/06(e)(f)      AAA    Aaa         1,210      1,367,106
--------------------------------------------------------------------
Michigan (State of) Housing
  Development Authority;
  Refunding Series A RB
  6.60%, 04/01/12            AA-       -          945      1,020,316
--------------------------------------------------------------------
Ypsilanti (City of) School
  District; Refunding
  Unlimited Tax Series 1996
  GO
  5.75%, 05/01/07(d)(f)      AAA    Aaa         4,275      4,669,598
--------------------------------------------------------------------
                                                          15,544,025
--------------------------------------------------------------------

MINNESOTA-0.27%

Centennial Independent
  School District No. 12;
  Unlimited Tax Series A GO
  5.60%, 02/01/05(d)         AAA    Aaa         1,000      1,088,810
--------------------------------------------------------------------

MISSISSIPPI-2.66%

Mississippi (State of)
  Development Board (Panola
  County Hospital); Special
  Obligation Series RB
  5.00%, 07/01/28            A         -        5,750      5,535,525
--------------------------------------------------------------------

                               RATINGS(a)       PAR         MARKET
                             S&P    MOODY'S    (000)        VALUE
MISSISSIPPI-(CONTINUED)

Mississippi Higher
  Education Assistance
  Corp.; Student Loan
  Sub-Series C RB
  7.50%, 09/01/09(b)            -   A        $  5,000   $  5,376,800
--------------------------------------------------------------------
                                                          10,912,325
--------------------------------------------------------------------

MISSOURI-2.83%

Joplin Industrial
  Development Authority
  (Catholic Health
  Initiatives); Refunding
  Series A RB
  5.125%, 12/01/15           AA     Aa2         1,350      1,363,986
--------------------------------------------------------------------
Kansas City Industrial
  Development Authority
  (General Motors Corp.
  Project); PCR
  6.05%, 04/01/06            A      A3          1,435      1,460,184
--------------------------------------------------------------------
Kansas City Municipal
  Assistance Corp.(Truman
  Medical Center Charitable
  Foundation); Leasehold
  Improvement Series 1991 A
  RB
  7.00%, 11/01/01(e)(f)      NRR    NRR           605        659,638
--------------------------------------------------------------------
Missouri (State of )
  Environmental Improvement
  and Energy Resources;
  Series 1995 C PCR
  5.85%, 01/01/10               -   Aa1         1,000      1,085,480
--------------------------------------------------------------------
Missouri (State of) Health
  and Educational
  Facilities Authority (BJC
  Health System Project);
  Hospital Series RB
  5.00%, 05/15/28            AA     Aa2         3,000      2,914,380
--------------------------------------------------------------------
Missouri (State of) Health
  and Educational
  Facilities Authority
  (Fontbonne College);
  Educational Facilities
  Series RB
  5.125%, 10/01/17(d)        A         -        2,555      2,555,767
--------------------------------------------------------------------
  5.20%, 10/01/20(d)         A         -        1,575      1,577,252
--------------------------------------------------------------------
                                                          11,616,687
--------------------------------------------------------------------

NEVADA-1.49%

Boulder (City of) Hospital
  (Boulder City Hospital
  Inc.); Hospital Refunding
  Series RB
  5.85%, 01/01/22(g)            -      -          500        497,310
--------------------------------------------------------------------
Humboldt (County of)
  (Sierra Pacific Project);
  Series 1987 PCR
  6.55%, 10/01/13(d)         AAA    Aaa         3,000      3,265,440
--------------------------------------------------------------------
Las Vegas (City of);
  Refunding 1992 Limited
  Tax GO
  6.50%, 04/01/02(e)(f)      AAA    Aaa         1,000      1,100,730
--------------------------------------------------------------------
Reno Redevelopment Agency;
  Refunding Sub-Series A
  Tax Allocation Notes
  6.00%, 06/01/10               -   Baa         1,185      1,251,976
--------------------------------------------------------------------
                                                           6,115,456
--------------------------------------------------------------------

NEW HAMPSHIRE-1.65%

Hudson (City of); Unlimited
  Tax Series GO
  5.25%, 03/15/28               -   Aa3         1,610      1,626,325
--------------------------------------------------------------------
New Hampshire Higher
  Educational & Health
  Facilities Authority
  (Dartmouth College);
  Refunding Series RB
  5.375%, 06/01/23              -   Aaa         1,000      1,029,660
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
NEW HAMPSHIRE-(CONTINUED)

New Hampshire State
  Turnpike System; Series
  1990 RB
  7.40%, 04/01/00(e)(f)      AAA    Aaa      $  3,850   $  4,110,876
--------------------------------------------------------------------
                                                           6,766,861
--------------------------------------------------------------------

NEW JERSEY-0.95%

Hudson County Correctional
  Facility; Certificate of
  Participation Series 1992
  RB
  6.60%, 12/01/21(d)         AAA    Aaa         1,250      1,360,837
--------------------------------------------------------------------
New Jersey Economic
  Development Authority
  (Atlantic City Sewer
  Co.); Sewer Facility
  Series 1991 RB
  7.25%, 12/01/11(b)(g)         -      -        1,715      1,849,336
--------------------------------------------------------------------
New Jersey City Economic
  Development Authority
  (Franciscan Oaks
  Project); First Mortgage
  Series RB
  5.70%, 10/01/17(g)            -      -          500        505,330
--------------------------------------------------------------------
New Jersey Health Care
  Facility Financing
  Authority (St. Peters
  Medical Center); Series
  1987 C RB
  8.60%, 07/01/17(d)         AAA    Aaa           190        194,416
--------------------------------------------------------------------
                                                           3,909,919
--------------------------------------------------------------------

NEW MEXICO-1.49%

Albuquerque (City of)
  (Albuquerque Academy
  Project); Educational
  Facilities Series 1995 RB
  5.75%, 10/15/15            AA-    Aa2           915        957,181
--------------------------------------------------------------------
Las Cruces South Central
  Solid Waste Authority;
  Environmental Services RB
  5.65%, 06/01/09               -   A             575        602,928
--------------------------------------------------------------------
Los Alamos (County of);
  Utility Series A RB
  6.00%, 07/01/15(d)         AAA    Aaa         2,000      2,192,120
--------------------------------------------------------------------
Santa Fe (City of); Series
  1994 A RB
  6.25%, 06/01/04(e)(f)      AAA    Aaa         2,100      2,338,224
--------------------------------------------------------------------
                                                           6,090,453
--------------------------------------------------------------------

NEW YORK-8.73%

New York (City of); GO
  8.25%, Unlimited Tax
    Series 1991 F
    11/15/01(e)(f)           AAA    Aaa         1,955      2,223,304
--------------------------------------------------------------------
    Series 1991 F
      11/15/01(e)(f)         NRR    NRR            45         51,110
--------------------------------------------------------------------
  7.65%, Unlimited Tax
    Series 1992 F
    02/01/02(e)(f)           NRR    Aaa         4,775      5,373,928
--------------------------------------------------------------------
  7.00%, Unlimited Tax
    Series H 02/01/02(e)(f)  NRR    NRR           295        326,037
--------------------------------------------------------------------
    02/01/20                 A-     A3             55         60,033
--------------------------------------------------------------------
  7.20%, Unlimited Tax
    Series H 02/01/02(e)(f)  NRR    NRR           375        416,609
--------------------------------------------------------------------
    02/01/15                 A-     A3            125        137,264
--------------------------------------------------------------------
  7.70%, Unlimited Tax
    Series D 02/01/02(e)(f)  NRR    Aaa         1,970      2,219,914
--------------------------------------------------------------------
    02/01/09                 A-     A3             30         33,481
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
NEW YORK-(CONTINUED)

  7.00%, Unlimited Tax
    Series C, Sub-Series
    C-1 08/01/02(e)(f)       NRR    Aaa      $  2,000   $  2,238,434
--------------------------------------------------------------------
  7.375, Unlimited Tax
    Series B, Sub-Series
    B-1 08/15/04(e)(f)       NRR    Aaa           285        335,947
--------------------------------------------------------------------
  7.375, Unlimited Tax
    Series B, Sub-Series
    B-1 08/15/04(e)(f)       NRR    NRR           215        249,667
--------------------------------------------------------------------
  6.25%, Unlimited Tax
    Series A 08/01/17        A-     A3          3,035      3,357,499
--------------------------------------------------------------------
  7.00%, Unlimited Tax
    Series B 02/01/18(d)     AAA    Aaa         1,000      1,096,960
--------------------------------------------------------------------
New York City Industrial
  Development Agency
  (Brooklyn Navy Yard Cogen
  Partners); RB
  5.65%, 10/01/28(b)         BBB-   Baa3          500        509,845
--------------------------------------------------------------------
New York City Industrial
  Development Agency (The
  Lighthouse Inc. Project);
  Series 1992 RB
  6.50%, 07/01/02(e)(f)      NRR    NRR         1,500      1,657,380
--------------------------------------------------------------------
New York City Municipal
  Water Finance Authority;
  Water & Sewer Systems
  Series A RB
  5.00%, 06/15/17            A      A1          1,350      1,322,879
--------------------------------------------------------------------
New York State Dorm
  Authority (City
  University System);
  Series C RB
  6.00%, 07/01/00(e)(f)      NRR    NRR           135        139,945
--------------------------------------------------------------------
  6.00%, 07/01/16            BBB+   Baa1          365        375,322
--------------------------------------------------------------------
New York State Dorm
  Authority (State
  University Educational
  Facilities); Refunding
  Series A RB
  6.50%, 05/15/06            A-     A3          1,000      1,141,510
--------------------------------------------------------------------
New York State
  Environmental Facility
  Corp.; Water Revenue
  Series E PCR
  6.875%, 06/15/01(e)(f)     NRR    Aaa         2,300      2,513,808
--------------------------------------------------------------------
  6.875%, 06/15/10           AA+    Aaa         1,100      1,197,658
--------------------------------------------------------------------
New York State Urban
  Development Corp.;
  Capital Facilities 1991
  Series 3 RB
  7.375%, 01/01/02(e)(f)     NRR    Aaa         7,850      8,787,290
--------------------------------------------------------------------
                                                          35,765,824
--------------------------------------------------------------------

NORTH CAROLINA-1.77%

North Carolina Eastern
  Municipal Power Agency;
  Series A RB
  6.125%, 01/01/10(d)        AAA    Aaa         1,500      1,621,740
--------------------------------------------------------------------
North Carolina Housing
  Finance Agency; Single
  Family-Series II RB
  6.20%, 03/01/16            AA     Aa2           615        655,141
--------------------------------------------------------------------
North Carolina Medical Care
  Community Hospital (Annie
  Penn Memorial Hospital);
  Refunding Series RB
  5.375%, 01/01/22              -   Baa3          250        250,305
--------------------------------------------------------------------
North Carolina Municipal
  Power Agency (No. 1
  Catawba Electric
  Project); Refunding RB
  7.25%, 01/01/07            A-     A3          2,750      3,254,653
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
NORTH CAROLINA-(CONTINUED)

North Carolina Municipal
  Power Agency (No. 1
  Catawba Electric
  Project); Series 1990 RB
  6.50%, 01/01/10(e)         AAA    Aaa      $    260   $    303,625
--------------------------------------------------------------------
  6.50%, 01/01/10(d)         AAA    Aaa         1,115      1,162,577
--------------------------------------------------------------------
                                                           7,248,041
--------------------------------------------------------------------

NORTH DAKOTA-0.25%

North Dakota Housing
  Finance Agency; Home
  Mortgage Series B RB
  5.85%, 07/01/28(b)            -   Aa3           970      1,010,905
--------------------------------------------------------------------

OHIO-1.77%

Cleveland (City of) Parking
  Facilities; Improvement
  Series RB
  8.00%, 09/15/02(e)(f)      NRR    NRR           500        581,300
--------------------------------------------------------------------
Fairfield (City of) School
  District; Unlimited Tax
  Series 1995 GO
  6.10%, 12/01/15(h)         AAA    Aaa         1,000      1,085,340
--------------------------------------------------------------------
Findlay (City of); Limited
  Tax Series 1996 GO
  5.875%, 07/01/17           AA-    Aa3         1,000      1,096,870
--------------------------------------------------------------------
Mason (City of) Health Care
  Facilities (MCV Health
  Care Facilities, Inc.);
  Series 1990 RB
  7.625%, 02/01/40(d)        AAA       -        2,135      2,317,073
--------------------------------------------------------------------
Montgomery (County of)
  (Grandview Hospital &
  Medical Center);
  Refunding Hospital Series
  RB
  5.50%, 12/01/10            BBB-      -        1,000        972,650
--------------------------------------------------------------------
Ohio Department of
  Transportation (Panhandle
  Rail Line Project);
  Series 1992 Certificates
  of Participation
  6.50%, 04/15/12(d)         AAA    Aaa         1,100      1,201,090
--------------------------------------------------------------------
                                                           7,254,323
--------------------------------------------------------------------

OKLAHOMA-2.21%

Edmond (City of) Economic
  Development Authority
  (Collegiate Housing
  Foundation Project);
  Series A RB
  5.375%, 12/01/19              -   Baa3          500        491,045
--------------------------------------------------------------------
  5.50%, 12/01/28               -   Baa3          500        492,395
--------------------------------------------------------------------
McAlester (City of) Public
  Works Authority;
  Refunding and Improvement
  Series 1995 RB
  5.50%, 12/01/10(d)         AAA    Aaa           975      1,079,374
--------------------------------------------------------------------
Oklahoma Development
  Finance Authority Public
  Facilities Financing
  Program (Oklahoma State
  University Project); RB
  5.00%, 07/01/18(d)          -     Aaa           600        599,256
--------------------------------------------------------------------
Sapula (City of) Municipal
  Authority; Capital
  Improvement Series RB
  5.00%, 07/01/21(d)         AAA    Aaa         1,000      1,000,800
--------------------------------------------------------------------
Southern Oklahoma Memorial
  Hospital Authority;
  Series 1993 A RB
  5.60%, 02/01/00(e)         NRR    NRR         1,250      1,279,275
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
OKLAHOMA-(CONTINUED)

Tulsa (City of) Industrial
  Authority (St. Johns
  Hospital); RB
  6.25%, 02/15/14            AA    Aa3       $  2,000   $  2,157,480
--------------------------------------------------------------------
Tulsa (City of) Industrial
  Authority (Tulsa Regional
  Medical Center); Hospital
  Series RB
  7.20%, 06/01/03(e)(f)      AAA   NRR            500        576,775
--------------------------------------------------------------------
Tulsa Public Facilities
  Authority-Capital
  Improvements-Water
  System; Series 1988 B RB
  6.00%, 03/01/08            A+       -         1,305      1,398,973
--------------------------------------------------------------------
                                                           9,075,373
--------------------------------------------------------------------

OREGON-1.37%

Bend (City of) Urban
  Renewal Agency (Bend
  Development Board); RB
  4.85%, 06/01/18               -  A3           1,080      1,062,612
--------------------------------------------------------------------
Cow Creek Band Umpqua Tribe
  Of Indians; Series B RB
  5.10%, 07/01/12(d)         AAA   Aaa          1,000      1,009,280
--------------------------------------------------------------------
Marion (County of) (Ogden
  Martin Systems);
  Refunding Solid Waste &
  Electric Series RB
  5.50%, 10/01/06(d)         AAA   Aaa          1,000      1,095,410
--------------------------------------------------------------------
Portland (City of) Sewer
  System; Series 1994 A RB
  6.20%, 06/01/04(e)(f)      NRR   NRR          1,200      1,342,980
--------------------------------------------------------------------
  6.25%, 06/01/04(e)(f)      NRR   NRR          1,000      1,121,560
--------------------------------------------------------------------
                                                           5,631,842
--------------------------------------------------------------------

PENNSYLVANIA-2.73%

Allegheny (County of)
  Industrial Development
  Authority (USX Corp.);
  Environmental Improvement
  Series IDR
  5.60%, 09/01/30            BBB-  Baa2         1,000      1,004,860
--------------------------------------------------------------------
Chester (County of) Health
  and Educational
  Facilities Authority
  (Jefferson Health
  Systems); Series B RB
  5.375%, 05/15/27           AA-   A1           4,000      4,042,080
--------------------------------------------------------------------
Chester Upland School
  Authority; Refunding
  School Series B RB
  5.25%, 09/01/21(d)         AAA   Aaa          1,000      1,014,510
--------------------------------------------------------------------
Montgomery County
  Industrial Development
  Authority (Meadowood
  Corp. Project); Refunding
  First Mortgage Series A
  RB
  10.25%, 12/01/00(e)(f)     NRR   NRR            100        114,187
--------------------------------------------------------------------
Montgomery County
  Industrial Development
  Authority (Pennsburg
  Nursing & Rehabilitation
  Center); RB
  7.625%, 03/31/04(e)(f)     NRR   Aaa            100        119,219
--------------------------------------------------------------------
Pennsylvania (State of);
  Third Series GO
  6.75%, 11/15/13(d)         AAA   Aaa          1,250      1,420,938
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
PENNSYLVANIA-(CONTINUED)

Pennsylvania Economic
  Development Finance
  Authority (Colver
  Project); Resource
  Recovery Series 1994 D RB
  7.05%, 12/01/10(b)         BBB-     -      $  2,900   $  3,213,895
--------------------------------------------------------------------
Scranton-Lackawanna Health
  & Welfare Authority
  (Moses Taylor Hospital
  Project); Series B RB
  8.50%, 07/01/01(e)(f)      AAA   NRR            250        283,135
--------------------------------------------------------------------
                                                          11,212,824
--------------------------------------------------------------------

PUERTO RICO-1.35%

Puerto Rico (Commonwealth
  of) Electric Power
  Authority; RB
  7.00%, Series 1991 P
    07/01/01(e)(f)           NRR   Aaa          1,325      1,457,129
--------------------------------------------------------------------
  6.00%, Series 1989
    07/01/99(f)              BBB+  Baa1         4,000      4,057,440
--------------------------------------------------------------------
                                                           5,514,569
--------------------------------------------------------------------

RHODE ISLAND-0.60%

Rhode Island Depositors
  Economic Protection
  Corp.; Special Obligation
  Series 1992 A RB
  6.95%, 08/01/02(e)(f)      AAA   Aaa          1,250      1,404,325
--------------------------------------------------------------------
Rhode Island Housing and
  Mortgage Finance Agency;
  Homeownership Opportunity
  Series 15 B RB
  6.00%, 10/01/04            AA+   Aa2          1,000      1,066,170
--------------------------------------------------------------------
                                                           2,470,495
--------------------------------------------------------------------

SOUTH CAROLINA-0.53%

Piedmont Municipal Power
  Agency; Refunding
  Electric Series A RB
  5.75%, 01/01/24            BBB   Baa2         1,150      1,151,610
--------------------------------------------------------------------
South Carolina State
  Education Assistance
  Authority; Guaranteed
  Student Loan Series 1990
  RB
  6.60%, 09/01/01(b)         AA       -           500        517,410
--------------------------------------------------------------------
South Carolina State
  Housing Finance and
  Development Authority;
  Homeownership Mortgage
  Series 1990 C RB
  7.50%, 07/01/05(b)         AA    Aa2            500        521,770
--------------------------------------------------------------------
                                                           2,190,790
--------------------------------------------------------------------

SOUTH DAKOTA-0.53%

South Dakota Health &
  Educational Facilities
  Authority (Huron Regional
  Medical Center); RB
  7.25%, 04/01/20            BBB      -           100        110,276
--------------------------------------------------------------------
South Dakota Housing
  Development Authority;
  Homeownership Mortgage
  Series F RB
  5.80%, 05/01/28(b)         AAA   Aa1          2,000      2,081,760
--------------------------------------------------------------------
                                                           2,192,036
--------------------------------------------------------------------

TENNESSEE-1.46%

Franklin Industrial
  Development Board
  (Landings Apartment
  Project); Multifamily
  Housing Series A RB
  5.75%, 04/01/10(d)         AAA   Aaa          1,115      1,184,041
--------------------------------------------------------------------

                               RATINGS(a)       PAR         MARKET
                             S&P    MOODY'S    (000)        VALUE
TENNESSEE-(CONTINUED)

Montgomery (County of)
  Health, Educational and
  Housing Facilities Board
  (Clarksville Project);
  Refunding and Improvement
  Hospital Series RB
  5.375%, 01/01/28(d)        A        -       $  1,800   $  1,762,452
---------------------------------------------------------------------
Shelby (County of);
  Unlimited Tax School
  Series B GO
  6.00%, 03/01/02(e)(f)      NRR    NRR          1,000      1,075,160
---------------------------------------------------------------------
Shelby County Health,
  Educational & Housing
  Facilities Board (Kirby
  Pines); Health Care
  Facilities Series A RB
  6.25%, 11/15/16(g)            -      -         1,000      1,026,100
---------------------------------------------------------------------
Tennessee Housing
  Development Agency;
  Homeownership Progressive
  Series Q RB
  6.80%, 07/01/17            AA     Aa2            895        948,306
---------------------------------------------------------------------
                                                            5,996,059
---------------------------------------------------------------------

TEXAS-14.53%

Arlington Independent
  School District;
  Refunding Series 1995 GO
  5.75%, 02/15/21(d)            -   Aaa          1,000      1,044,350
---------------------------------------------------------------------
Austin (City of); Utility
  System RB
  6.50%, 05/15/01(e)(f)      AAA    Aaa          1,380      1,493,367
---------------------------------------------------------------------
Austin Community College
  District; Combined Fee
  Revenue Building and
  Refunding Series 1995 RB
  6.10%, 02/01/05(e)(f)      AAA    Aaa          1,115      1,236,870
---------------------------------------------------------------------
Bellville Independent
  School District;
  Unlimited Tax School
  Building and Refunding
  Series 1995 A GO
  6.125%, 02/01/20(d)           -   Aaa            830        897,819
---------------------------------------------------------------------
Brazos (County of) Health
  Facilities Development
  Corp. (Franciscan
  Services Corp.); Series A
  RB
  5.375%, 01/01/22(d)        AAA    Aaa          2,000      2,042,600
---------------------------------------------------------------------
Brazos Higher Education
  Loan Authority Inc.;
  Student Loan Refunding RB
  6.30%, Series 1992 C-1
    11/01/01(b)                 -   Aa             325        341,182
---------------------------------------------------------------------
  6.45%, Series 1992 C-1
    11/01/02(b)                 -   Aa           1,135      1,207,685
---------------------------------------------------------------------
  6.50%, Series 1994 B-1
    06/01/04(b)                 -   A              260        277,238
---------------------------------------------------------------------
Carrollton (City of); GO
  5.75%, 08/15/16            AA-    Aa2          1,000      1,079,730
---------------------------------------------------------------------
Comal County Industrial
  Development Authority
  (The Coleman Company,
  Inc. Project); Industrial
  Development Series 1980
  RB
  9.25%, 08/01/00(e)         NRR    NRR            590        619,972
---------------------------------------------------------------------
Dallas (City of);
  Waterworks and Sewer
  System Series A RB
  6.00%, 10/01/01(e)(f)      NRR    NRR          2,030      2,172,892
---------------------------------------------------------------------

                               RATINGS(a)       PAR         MARKET
                             S&P    MOODY'S    (000)        VALUE

TEXAS-(CONTINUED)

Dallas (City of);
  Waterworks and Sewer
  System Refunding and
  Improvement Series RB
  5.35%, 04/01/14            AA     Aa2       $  3,055   $  3,183,370
---------------------------------------------------------------------
Dallas-Fort Worth Regional
  Airport Authority;
  Airport Series 1985 RB
  6.10%, 11/01/07            A+     A1             160        160,515
---------------------------------------------------------------------
  6.10%, 11/01/07(d)         AAA    Aaa            400        400,772
---------------------------------------------------------------------
DeSoto (City of)
  Independent School
  District; Refunding
  Unlimited Tax Series GO
  5.125%, 08/15/17(d)        AAA       -         2,155      2,156,099
---------------------------------------------------------------------
Edgewood (City of)
  Independent School
  District; Unlimited Tax
  School Series GO
  5.40%, 02/15/23(d)            -   Aaa            800        819,024
---------------------------------------------------------------------
Georgetown (City of);
  Utility System Series
  1995 A RB
  6.20%, 08/15/05(e)(f)      AAA    Aaa          1,500      1,680,660
---------------------------------------------------------------------
Harris County; Toll Road
  Unlimited Tax General
  Obligation and
  Subordinate Lien
  Refunding Series 1991 RB
  6.75%, 08/01/14            AA     Aa2          3,850      4,205,240
---------------------------------------------------------------------
Harris County Health
  Facilities Development
  Corp. (Saint Luke's
  Episcopal Hospital
  Project); Series 1991 RB
  6.70%, 02/15/01(e)(f)      AAA    NRR          1,000      1,107,290
---------------------------------------------------------------------
Harris County Mental Health
  and Mental Retardation
  Authority; Refunding
  Series 1992 RB
  6.25%, 09/15/10(d)         AAA    Aaa          4,500      4,799,430
---------------------------------------------------------------------
Houston (City of);
  Refunding Series 1992 C
  GO
  6.25%, 03/01/02(e)(f)      NRR    NRR          1,470      1,575,972
---------------------------------------------------------------------
Hurst, Euless, Bedford,
  Texas Independent School
  District; Refunding RB
  6.50%, 08/15/04(e)(f)      AAA    Aaa            640        721,350
---------------------------------------------------------------------
  6.50%, 08/15/24(d)         AAA    Aaa            360        395,878
---------------------------------------------------------------------
Keller (City of)
  Independent School
  District; Certificates of
  Participation Series 1994
  RB
  6.00%, 08/15/05(d)         AAA    Aaa          1,000      1,112,630
---------------------------------------------------------------------
Lockhart (City of);
  Certificates of
  Participation Tax and
  Utility Systems Series
  1996 GO
  5.90%, 08/01/06(e)(f)      AAA    Aaa          1,100      1,227,699
---------------------------------------------------------------------
  5.85%, 08/01/11(d)         AAA    Aaa            605        660,122
---------------------------------------------------------------------
North Central Texas Health
  Facilities Development
  Corp. (CC Young Memorial
  Project); Hospital Series
  RB
  5.375%, 02/15/25(d)        A         -         1,000      1,007,850
---------------------------------------------------------------------
North Texas Higher
  Education Authority Inc.;
  Student Loan Refunding
  Series D RB
  6.10%, 04/01/08(b)            -   Aa           1,000      1,031,210
---------------------------------------------------------------------
  6.30%, 04/01/09(b)            -   A              500        518,155
---------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
TEXAS-(CONTINUED)

Plano (City of) Independent
  School District;
  Unlimited Tax Series 1991
  B GO
  5.625%, 02/15/01(e)(f)     AAA    Aaa      $  2,500   $  2,599,225
--------------------------------------------------------------------
Richardson (City of)
  Hospital Authority
  (Baylor/Richardson
  Project); Refunding and
  Improvement Hospital
  Series RB
  5.50%, 12/01/18            BBB+   Baa2        1,000        985,670
--------------------------------------------------------------------
  5.625%, 12/01/28           BBB+   Baa2        1,250      1,233,013
--------------------------------------------------------------------
Tarrant County Texas Water
  Control and Improvement
  District No. 1; Refunding
  Series 1993 RB
  5.20%, 03/01/10(d)         AAA    Aaa         2,000      2,057,720
--------------------------------------------------------------------
Texas (State of) Public
  Property Finance Corp.
  (Mental Health Mental
  Retardation); Series 1996
  RB
  6.20%, 09/01/16            BBB+      -        1,590      1,682,395
--------------------------------------------------------------------
Texas (State of); Unlimited
  Tax Veteran's Land GO
  6.40%, 12/01/24(b)         AA     Aa2         2,000      2,165,880
--------------------------------------------------------------------
Texas (State of) Department
  of Housing and Community
  Affairs (Asmara Project);
  Multifamily Housing
  Series 1996 A RB
  6.30%, 01/01/16            A         -          310        338,083
--------------------------------------------------------------------
Texas (State of) Housing
  Agency; Residential
  Development Mortgage
  Series 1987 D RB
  8.40%, 07/01/20(b)         A+     Aa          2,805      2,900,398
--------------------------------------------------------------------
Texas National Research
  Laboratory Community
  Financing Corp.
  (Superconducting Super
  Collider); Lease RB
  7.10%, 12/01/01(e)(f)      AAA    Aaa           600        667,302
--------------------------------------------------------------------
Travis (County of) Health
  Facility (Charity
  Obligation Group);
  Hospital Series A RB
  5.125%, 11/01/24           AA+    Aa2         2,500      2,490,950
--------------------------------------------------------------------
Tyler Health Facilities
  Development Corp. (Mother
  Frances Hospital);
  Hospital Series A RB
  5.625%, 07/01/13              -   Baa2        1,000      1,007,370
--------------------------------------------------------------------
Victoria (County of) (Texas
  Hospital Citizens Medical
  Center); RB
  6.20%, 01/01/10(d)         AAA    Aaa         1,000      1,094,480
--------------------------------------------------------------------
Weatherford (City of)
  Independent School
  District; Refunding
  Series 1994 GO
  6.40%, 02/15/05(e)(f)      NRR    Aaa           900      1,013,391
--------------------------------------------------------------------
  6.40%, 02/15/12(d)            -   Aaa           100        111,057
--------------------------------------------------------------------
                                                          59,523,905
--------------------------------------------------------------------

UTAH-1.75%

Intermountain Power Agency
  (Utah Power Supply);
  Series 1986 B RB
  5.00%, 07/01/16            A+     A1          1,550      1,523,402
--------------------------------------------------------------------
Salt Lake (County of)
  (Westminster College
  Project); RB
  5.75%, 10/01/27            BBB       -        1,000      1,022,110
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
UTAH-(CONTINUED)

Utah (State of) Associated
  Municipal Power System
  (San Juan Project);
  Refunding Series RB
  5.00%, 06/01/22(d)         AAA    Aaa      $    775   $    763,398
--------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Federally
  Insured Term Subordinate
  Single Family Mortgage RB
  6.30%, Sub-Series 1994
    E-1, 07/01/06            AA-       -          465        498,764
--------------------------------------------------------------------
  7.15%, Sub-Series 1994
    G-1, 07/01/06            AA-    Aa2           290        316,700
--------------------------------------------------------------------
Utah (State of) Housing
  Finance Agency; Single
  Family Mortgage RB
  6.05%, Series 1994 C
    07/01/06                    -   A1            605        642,322
--------------------------------------------------------------------
  6.45%, Series G2 RB
    07/01/27(b)              AAA    Aaa         1,065      1,132,862
--------------------------------------------------------------------
Utah (State of) Water
  Finance Agency; Series A
  RB
  5.30%, 10/01/23(d)         AAA    Aaa         1,250      1,271,775
--------------------------------------------------------------------
                                                           7,171,333
--------------------------------------------------------------------

VIRGIN ISLANDS-0.91%

Virgin Islands Public
  Finance Authority;
  Matching Fund Loan Notes
  Series A RB
  7.25%, 10/01/02(e)(f)      NRR    NRR         1,000      1,141,540
--------------------------------------------------------------------
Virgin Islands Territory
  (Hugo Insurance Claims
  Fund); Special Tax Bond
  Series 1991 GO
  7.75%, 10/01/01(e)(f)      NRR    NRR         2,350      2,593,742
--------------------------------------------------------------------
                                                           3,735,282
--------------------------------------------------------------------

VIRGINIA-1.68%

Covington-Alleghany (County
  of) Industrial
  Development Authority
  (Beverly Enterprises);
  Refunding Series RB
  9.375%, 09/01/01(g)           -      -           40         42,420
--------------------------------------------------------------------
Lynchburg (City of)
  Industrial Development
  Authority (Centra Health
  Inc.); Refunding
  Healthcare Facilities
  Series RB
  5.20%, 01/01/18            A+     A1          2,500      2,508,275
--------------------------------------------------------------------
Richmond (City of); Public
  Improvement Refunding
  Series B GO
  6.25%, 01/15/18            AA     A1         2,000      2,122,780
--------------------------------------------------------------------
Richmond (City of) Public
  Utility; Refunding Series
  A RB
  5.125%, 01/15/28           A+     A1          1,000        990,290
--------------------------------------------------------------------
Virginia Beach (City of)
  Development Authority
  (Sentara Health System);
  Refunding Healthcare
  Facilities Series RB
  4.75%, 11/01/21            AA     Aa2         1,000        949,170
--------------------------------------------------------------------
Virginia Housing
  Development Authority;
  Commonwealth Mortgage
  Series A RB
  7.10%, 01/01/17            AA+    Aa1           250        264,065
--------------------------------------------------------------------
                                                           6,877,000
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
WASHINGTON-2.30%

Clark (County of) Gamas
  School District No. 117;
  GO
  6.00%, 12/01/05(e)(f)      AAA    Aaa      $  1,000   $  1,113,180
--------------------------------------------------------------------
King (County of); Unlimited
  Tax GO
  5.50%, 07/01/07(e)         AAA    Aaa           500        541,540
--------------------------------------------------------------------
King (County of); Unlimited
  Tax Refunding GO
  6.50%, 12/01/11            AA+    Aa1           500        501,440
--------------------------------------------------------------------
Pend Oreille (County of)
  Public Utility District
  No. 1; Electric Series B
  RB
  6.30%, 01/01/17            A-     A           1,400      1,513,946
--------------------------------------------------------------------
Seattle (City of)
  Metropolitan Municipality
  Sewer District; Series T
  RB
  6.80%, 01/01/00(e)(f)      NRR    NRR         1,780      1,872,631
--------------------------------------------------------------------
Washington State Public
  Power Supply System
  (Nuclear Project No. 1);
  Refunding Series A RB
  6.00%, 07/01/07(d)         AAA    Aaa         1,000      1,129,660
--------------------------------------------------------------------
  5.75%, 07/01/12(d)         AAA    Aaa         2,000      2,180,700
--------------------------------------------------------------------
West Richland (City of);
  Water & Sewer Series RB
  7.00%, 12/01/04(e)(f)      AAA    Aaa           500        579,570
--------------------------------------------------------------------
                                                           9,432,667
--------------------------------------------------------------------

WEST VIRGINIA-0.12%

Ohio County Board of
  Education; Unlimited Tax
  Refunding Series GO
  5.125%, 06/01/18           A+     A             500        508,405
--------------------------------------------------------------------

WISCONSIN-0.80%

Wisconsin Health and
  Educational Facilities
  Authority (Children's
  Hospital of Wisconsin
  Inc); RB
  5.125%, 02/15/21(d)        AAA    Aaa         1,000        996,670
--------------------------------------------------------------------

                              RATINGS(a)       PAR         MARKET
                             S&P   MOODY'S    (000)        VALUE
WISCONSIN-(CONTINUED)

Wisconsin Health and
  Educational Facilities
  Authority (Sinai
  Samaritan Medical
  Center); Series 1994 F RB
  5.75%, 08/15/16(d)         AAA    Aaa      $  1,500   $  1,615,755
--------------------------------------------------------------------
Wisconsin Housing and
  Economic Development
  Authority; Home Ownership
  RB
  7.35%, Series 1994 E
    01/01/17                 AA     Aa2           500        538,600
--------------------------------------------------------------------
  8.00%, Series 1990 E
    03/01/21(b)              AA     Aa            130        135,407
--------------------------------------------------------------------
                                                           3,286,432
--------------------------------------------------------------------

WYOMING-0.86%

Campbell (County of) School
  District No. 1
  (Gillette); Unlimited Tax
  Series GO
  5.35%, 06/01/04            AAA    Aaa         1,000      1,072,500
--------------------------------------------------------------------
Laramie (County of)
  (Memorial Hospital
  Project); Hospital Series
  RB
  6.70%, 05/01/12(d)         AAA    Aaa           250        276,935
--------------------------------------------------------------------
Natrona (County of) Wyoming
  Medical Center; RB
  6.00%, 09/15/11(d)         AAA    Aaa         1,000      1,099,770
--------------------------------------------------------------------
Sweetwater (County of)
  (Idaho Power Company
  Project); Series 1996 A
  PCR
  6.05%, 07/15/26            A      A3          1,000      1,080,270
--------------------------------------------------------------------
                                                           3,529,475
--------------------------------------------------------------------
TOTAL INVESTMENTS-99.16%
  (Cost $379,395,507)                                    406,530,698
--------------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.84%                                        3,462,519
--------------------------------------------------------------------
NET ASSETS-100.00%                                      $409,993,217
====================================================================

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.
(b) Security subject to the alternative minimum tax.
(c) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rates shown are in effect on December 31, 1998.
(d) Secured by bond insurance.
(e) Secured by an escrow fund of U.S. Treasury obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(h) Secured by a letter of credit.

Abbreviations:

GO  - General Obligation Bonds
IDR - Industrial Development Revenue Bonds
NRR - Not Re-Rated
PCR - Pollution Control Revenue Bonds
RB  - Revenue Bonds

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $379,395,507)                               $406,530,698
----------------------------------------------------------
Receivables for:
  Fund shares sold                                 667,653
----------------------------------------------------------
  Interest                                       7,212,829
----------------------------------------------------------
  Investments sold                                 474,995
----------------------------------------------------------
Investment for deferred compensation plan           67,607
----------------------------------------------------------
Other assets                                        53,298
----------------------------------------------------------
    Total assets                               415,007,080
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                           395,648
----------------------------------------------------------
  Investments purchased                          3,223,120
----------------------------------------------------------
  Dividends                                        778,082
----------------------------------------------------------
  Amount due to custodian                            6,120
----------------------------------------------------------
  Deferred compensation plan                        67,607
----------------------------------------------------------
Accrued advisory fees                              156,126
----------------------------------------------------------
Accrued distribution fees                          303,385
----------------------------------------------------------
Accrued transfer agent fees                         17,837
----------------------------------------------------------
Accrued operating expenses                          65,938
----------------------------------------------------------
    Total liabilities                            5,013,863
----------------------------------------------------------
Net assets applicable to shares outstanding   $409,993,217
----------------------------------------------------------

NET ASSETS:

Class A                                       $327,705,242
==========================================================
Class B                                       $ 72,723,215
==========================================================
Class C                                       $  9,564,760
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         39,223,500
==========================================================
Class B                                          8,691,472
==========================================================
Class C                                          1,144,808
==========================================================
Class A:
  Net asset value and redemption price per
    share                                     $       8.35
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.35
     divided by 95.25%)                       $       8.77
==========================================================
Class B:
  Net asset value and offering price per
    share                                     $       8.37
==========================================================
Class C:
  Net asset value and offering price per
    share                                     $       8.35
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Interest                                       $22,383,574
----------------------------------------------------------

EXPENSES:

Advisory fees                                    1,738,038
----------------------------------------------------------
Administrative services fees                        73,917
----------------------------------------------------------
Custodian fees                                      18,454
----------------------------------------------------------
Transfer agent fees - Class A                      163,401
----------------------------------------------------------
Transfer agent fees - Class B                       28,772
----------------------------------------------------------
Transfer agent fees - Class C                        2,514
----------------------------------------------------------
Trustees' fees                                      10,408
----------------------------------------------------------
Distribution fees - Class A                        806,482
----------------------------------------------------------
Distribution fees - Class B                        568,813
----------------------------------------------------------
Distribution fees - Class C                         50,355
----------------------------------------------------------
Other                                              170,519
==========================================================
    Total expenses                               3,631,673
==========================================================
Less: Expenses paid indirectly                      (4,261)
==========================================================
    Net expenses                                 3,627,412
==========================================================
Net investment income                           18,756,162
==========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities       595,427
----------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                           (197,391)
----------------------------------------------------------
    Net gain on investment securities              398,036
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $19,154,198
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                  1998            1997
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 18,756,162    $ 16,818,463
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                     595,427         114,781
------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                    (197,391)      9,751,922
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        19,154,198      26,685,166
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (16,134,077)    (15,139,605)
------------------------------------------------------------------------------------------
  Class B                                                       (2,410,612)     (1,703,002)
------------------------------------------------------------------------------------------
  Class C                                                         (214,027)         (5,880)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                          (87,502)       (152,238)
------------------------------------------------------------------------------------------
  Class B                                                          (15,369)        (20,640)
------------------------------------------------------------------------------------------
  Class C                                                           (1,355)            (62)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,923,504      30,852,332
------------------------------------------------------------------------------------------
  Class B                                                       25,558,113      12,563,423
------------------------------------------------------------------------------------------
  Class C                                                        8,741,537         817,511
------------------------------------------------------------------------------------------
    Net increase in net assets                                  43,514,410      53,897,005
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          366,478,807     312,581,802
------------------------------------------------------------------------------------------
  End of period                                               $409,993,217    $366,478,807
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $383,815,745    $340,696,817
------------------------------------------------------------------------------------------
  Undistributed net investment income                              (73,902)        (71,348)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                    (883,817)     (1,479,244)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              27,135,191      27,332,582
------------------------------------------------------------------------------------------
                                                              $409,993,217    $366,478,807
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income exempt from federal income taxes consistent with the preservation of principal by investing in a diversified portfolio of municipal bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Trustees, provided that securities with a demand feature exercisable within one to seven days will be valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1998 additional paid-in capital was decreased by $104,226 and undistributed net investment income was increased by $104,226 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $871,215 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2002. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $73,917 for such services.
     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $126,501 for such services.
     The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $806,482, $568,813 and $50,355, respectively, as compensation under the Plans.
     AIM Distributors received commissions of $100,100 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $48,077 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
     During the year ended December 31, 1998, the Fund paid legal fees of $4,664 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,261 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,261 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $117,522,000 and $73,292,724, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of investment securities    $27,282,565
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (147,374)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $27,135,191
=========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                           1998                            1997
                                                               -----------------------------    --------------------------
                                                                  SHARES          AMOUNT          SHARES         AMOUNT
                                                               ------------    -------------    ----------    ------------
Sold:
  Class A                                                        12,409,366    $ 103,769,637    10,031,224    $ 79,386,539
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         5,306,019       44,489,342     2,368,696      19,504,059
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        1,294,847       10,824,561       111,584         923,229
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         1,031,670        8,611,126     1,051,195       8,642,466
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                           183,219        1,532,455       131,460       1,082,551
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                           16,529          138,044           510           4,239
--------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (12,388,704)    (103,457,259)   (6,962,233)    (57,176,673)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (2,444,886)     (20,463,684)     (975,132)     (8,023,187)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         (265,347)      (2,221,068)      (13,315)       (109,957)
--------------------------------------------------------------------------------------------------------------------------
                                                                  5,142,713    $  43,223,154     5,743,989    $ 44,233,266
==========================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                1998         1997         1996         1995         1994
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $   8.34     $  8.19      $   8.31     $   7.78     $   8.61
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.42        0.42          0.43         0.43         0.46
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.01        0.16         (0.12)        0.56        (0.78)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              0.43        0.58          0.31         0.99        (0.32)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (0.42)      (0.43)        (0.43)       (0.43)       (0.45)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --            --           --        (0.03)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                                --          --            --        (0.03)       (0.03)
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                          (0.42)      (0.43)        (0.43)       (0.46)       (0.51)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.35     $  8.34      $   8.19     $   8.31     $   7.78
==========================================================================================================================
Total return(a)                                                   5.28%       7.27%         3.90%       13.05%       (3.79)%
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $327,705     $318,469     $278,812     $284,803     $257,456
==========================================================================================================================
Ratio of expenses to average net assets                           0.82%(b)    0.90%         0.80%        0.88%        0.89%
==========================================================================================================================
Ratio of net investment income to average net assets              5.00%(b)    5.14%         5.29%        5.26%        5.61%
==========================================================================================================================
Portfolio turnover rate                                             19%         24%           26%          36%          43%
==========================================================================================================================

(a) Does not deduct sales charges.
(b) Ratios are based on average daily net assets of $322,592,733.

                                                                            CLASS B                                CLASS C
                                                     ------------------------------------------------------    -----------------
                                                      1998        1997        1996       1995        1994        1998       1997
                                                     -------     -------    -------    -------     ------      ------     ------
Net asset value, beginning of period                 $  8.36     $  8.19    $  8.31    $  7.78     $ 8.61      $ 8.35     $ 8.30
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.36        0.36       0.37       0.39       0.39        0.36       0.15
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.01        0.17      (0.13)      0.54      (0.78)         --       0.04
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                  0.37        0.53       0.24       0.93      (0.39)       0.36       0.19
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                 (0.36)      (0.36)     (0.36)     (0.37)     (0.38)      (0.36)     (0.14)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --          --         --         --      (0.03)         --         --
--------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                      --          --         --      (0.03)     (0.03)         --         --
--------------------------------------------------------------------------------------------------------------------------------
      Total distributions                              (0.36)      (0.36)     (0.36)     (0.40)     (0.44)      (0.36)     (0.14)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  8.37     $  8.36    $  8.19    $  8.31     $ 7.78      $ 8.35     $ 8.35
================================================================================================================================
Total return(a)                                         4.48%       6.59%      2.99%     12.14%     (4.57)%      4.36%      2.36%
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $72,723     $47,185    $33,770    $21,478     $9,175      $9,565     $  825
================================================================================================================================
Ratio of expenses to average net assets                 1.57%(b)    1.66%      1.61%      1.68%(c)   1.67%(c)    1.57%(b)   1.67%(d)
================================================================================================================================
Ratio of net investment income to average net
  assets                                                4.25%(b)    4.38%      4.49%      4.46%(e)   4.83%(e)    4.25%(b)   4.37%(d)
================================================================================================================================
Portfolio turnover rate                                   19%         24%        26%        36%        43%         19%        24%
================================================================================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $56,881,310 and $5,035,467 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average daily net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.84% for the periods 1995-1994, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 4.37% and 4.66% for the periods 1995-1994, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Select Growth Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Select Growth Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Select Growth Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-89.75%

BANKS (MONEY CENTER)-0.99%

Chase Manhattan Corp. (The)             110,400   $  7,514,101
--------------------------------------------------------------

BANKS (REGIONAL)-0.50%

AmSouth Bancorporation                   82,500      3,764,064
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.44%

CBS Corp.(a)                            122,400      4,008,601
--------------------------------------------------------------
Chancellor Media Corp.(a)                76,000      3,638,500
--------------------------------------------------------------
Clear Channel Communications, Inc.(a)   153,400      8,360,300
--------------------------------------------------------------
Jacor Communications, Inc.(a)            38,500      2,478,438
--------------------------------------------------------------
                                                    18,485,839
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.51%

Comverse Technology, Inc.(a)            143,300     10,174,301
--------------------------------------------------------------
Lucent Technologies, Inc.                80,400      8,844,000
--------------------------------------------------------------
                                                    19,018,301
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.70%

Dell Computer Corp.(a)                  176,000     12,881,001
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.19%

EMC Corp.(a)                            100,000      8,500,001
--------------------------------------------------------------
Quantum Corp.(a)                        380,000      8,075,000
--------------------------------------------------------------
                                                    16,575,001
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-14.48%

America Online, Inc.(a)                 203,000     32,480,001
--------------------------------------------------------------
BMC Software, Inc.(a)                   108,000      4,812,750
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)         147,000      4,373,250
--------------------------------------------------------------
Citrix Systems, Inc.(a)                  61,650      5,983,903
--------------------------------------------------------------
Compuware Corp.(a)                      104,000      8,125,000
--------------------------------------------------------------
Concord EFS, Inc.(a)                    116,550      4,938,806
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 96,700      5,427,287
--------------------------------------------------------------
HBO & Co.                               226,400      6,494,850
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                   50,300      1,917,687
--------------------------------------------------------------
ISS Group, Inc.(a)                        8,200        451,000
--------------------------------------------------------------
Medical Manager Corp.(a)                120,000      3,765,000
--------------------------------------------------------------
Microsoft Corp.(a)                      139,800     19,388,512
--------------------------------------------------------------
Sterling Commerce, Inc.(a)              100,000      4,500,000
--------------------------------------------------------------
USWeb Corp.(a)                          261,000      6,883,875
--------------------------------------------------------------
                                                   109,541,921
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
CONSUMER FINANCE-2.67%

Capital One Financial Corp.              31,000   $  3,565,001
--------------------------------------------------------------
Household International, Inc.           153,400      6,078,475
--------------------------------------------------------------
MBNA Corp.                              158,925      3,963,192
--------------------------------------------------------------
Providian Financial Corp.                88,050      6,603,750
--------------------------------------------------------------
                                                    20,210,418
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.62%

McKesson Corp.                           59,000      4,664,689
--------------------------------------------------------------

ELECTRIC COMPANIES-1.43%

Niagara Mohawk Power Corp.(a)           214,300      3,455,588
--------------------------------------------------------------
Northeast Utilities(a)                  146,600      2,345,600
--------------------------------------------------------------
Texas Utilities Co.                     107,000      4,995,562
--------------------------------------------------------------
                                                    10,796,750
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.63%

American Power Conversion Corp.(a)       50,000      2,421,876
--------------------------------------------------------------
Raychem Corp.                            52,700      1,702,868
--------------------------------------------------------------
Sanmina Corp.(a)                         87,200      5,450,000
--------------------------------------------------------------
SCI Systems, Inc.(a)                     99,500      5,746,125
--------------------------------------------------------------
Solectron Corp.(a)                       49,000      4,553,937
--------------------------------------------------------------
                                                    19,874,806
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.47%

Waters Corp.(a)                          41,000      3,577,251
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.19%

Altera Corp.(a)                         140,400      8,546,851
--------------------------------------------------------------
Linear Technology Corp.                  44,400      3,976,575
--------------------------------------------------------------
Maxim Integrated Products, Inc.(a)       70,000      3,058,125
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                     135,800      8,572,375
--------------------------------------------------------------
                                                    24,153,926
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.46%

McDermott International, Inc.           140,700      3,473,532
--------------------------------------------------------------

ENTERTAINMENT-1.19%

SFX Entertainment, Inc.-Class A(a)      164,200      9,010,476
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.62%

Teradyne, Inc.(a)                       110,000      4,661,251
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.89%

American Express Co.                     40,100      4,100,226
--------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         175,200      7,424,100
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Citigroup Inc.                          200,250   $  9,912,375
--------------------------------------------------------------
Fannie Mae                               81,500      6,031,000
--------------------------------------------------------------
Freddie Mac                             241,020     15,530,726
--------------------------------------------------------------
Hamilton Bancorp, Inc.(a)                98,000      2,615,375
--------------------------------------------------------------
Heller Financial, Inc.                   95,300      2,799,437
--------------------------------------------------------------
MGIC Investment Corp.                    92,900      3,698,581
--------------------------------------------------------------
                                                    52,111,820
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.79%

Warner-Lambert Co.                      180,000     13,533,751
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-3.27%

Forest Laboratories, Inc.(a)            105,200      5,595,325
--------------------------------------------------------------
ICN Pharmaceuticals, Inc.               115,750      2,618,843
--------------------------------------------------------------
Jones Pharma Inc.                       110,000      4,015,000
--------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)        78,000      4,650,750
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         125,000      7,859,375
--------------------------------------------------------------
                                                    24,739,293
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.71%

Lilly (Eli) & Co.                        32,300      2,870,662
--------------------------------------------------------------
Pfizer Inc.                              80,400     10,085,175
--------------------------------------------------------------
                                                    12,955,837
--------------------------------------------------------------

HEALTH CARE (LONG-TERM CARE)-0.46%

HCR Manor Care, Inc.(a)                 118,700      3,486,812
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.99%

Express Scripts, Inc.-Class A(a)         34,600      2,322,525
--------------------------------------------------------------
United HealthCare Corp.                 119,800      5,158,887
--------------------------------------------------------------
                                                     7,481,412
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.38%

Arterial Vascular Engineering,
  Inc.(a)                                27,700      1,454,250
--------------------------------------------------------------
Beckman Coulter Inc.                     34,300      1,860,775
--------------------------------------------------------------
Biomet, Inc.                            120,600      4,854,150
--------------------------------------------------------------
Guidant Corp.                            52,500      5,788,125
--------------------------------------------------------------
Sybron International Corp.(a)           149,000      4,050,937
--------------------------------------------------------------
                                                    18,008,237
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.91%

Ocular Sciences, Inc.(a)                125,000      3,343,750
--------------------------------------------------------------
Omnicare, Inc.                           71,400      2,481,150
--------------------------------------------------------------
Quintiles Transnational Corp.(a)         20,400      1,088,850
--------------------------------------------------------------
                                                     6,913,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HOMEBUILDING-0.43%

Clayton Homes, Inc.                     235,000   $  3,245,937
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.57%

Conseco, Inc.                           141,400      4,321,537
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.33%

Century Business Services, Inc.(a)      100,000      1,437,500
--------------------------------------------------------------
MONY Group, Inc. (The)(a)                33,900      1,061,493
--------------------------------------------------------------
                                                     2,498,993
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.35%

CMAC Investment Corp.                    57,000      2,618,437
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.48%

Affiliated Managers Group, Inc.(a)       54,300      1,622,212
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)   400,000      9,575,000
--------------------------------------------------------------
                                                    11,197,212
--------------------------------------------------------------

LODGING-HOTELS-1.20%

Carnival Corp.-Class A                  189,500      9,096,000
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.67%

Tyco International Ltd.                 167,700     12,650,868
--------------------------------------------------------------

NATURAL GAS-0.42%

Enron Corp.                              56,000      3,195,500
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.39%

Knoll, Inc.(a)                          100,000      2,962,500
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.46%

Atlantic Richfield Co.                   52,900      3,451,725
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.94%

ENSCO International, Inc.               344,600      3,682,912
--------------------------------------------------------------
Schlumberger Ltd.                        73,400      3,385,575
--------------------------------------------------------------
                                                     7,068,487
--------------------------------------------------------------

PERSONAL CARE-0.51%

Steiner Leisure Ltd.(a)                 120,000      3,840,000
--------------------------------------------------------------

RAILROADS-0.67%

Kansas City Southern Industries,
  Inc.                                  103,000      5,066,312
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.00%

Home Depot, Inc. (The)                   45,200      2,765,675
--------------------------------------------------------------
Lowe's Companies, Inc.                   93,600      4,791,150
--------------------------------------------------------------
                                                     7,556,825
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.12%

CDW Computer Centers, Inc.(a)            76,050      7,296,046
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (COMPUTERS & ELECTRONICS)-(CONTINUED)

Tech Data Corp.(a)                       30,000   $  1,207,500
--------------------------------------------------------------
                                                     8,503,546
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.08%

J.C. Penney Co., Inc.                    61,200      2,868,750
--------------------------------------------------------------
Kohl's Corp.(a)                          21,800      1,339,337
--------------------------------------------------------------
Saks Inc.(a)                            124,500      3,929,531
--------------------------------------------------------------
                                                     8,137,618
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.49%

Dollar Tree Stores, Inc.(a)              84,025      3,670,842
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.40%

CVS Corp.                               192,498     10,587,390
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.09%

Kroger Co.(a)                           114,900      6,951,450
--------------------------------------------------------------
Safeway, Inc.(a)                        146,000      8,896,875
--------------------------------------------------------------
                                                    15,848,325
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.94%

Costco Companies, Inc.(a)                76,000      5,486,250
--------------------------------------------------------------
Dayton Hudson Corp.                     170,000      9,222,500
--------------------------------------------------------------
                                                    14,708,750
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.91%

Williams-Sonoma, Inc.(a)                170,000      6,853,125
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.43%

Washington Mutual, Inc.                  85,512      3,265,489
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.18%

Young & Rubicam, Inc.(a)                 42,600      1,379,175
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.83%

Convergys Corp.(a)                       98,000      2,192,750
--------------------------------------------------------------
Service Corp. International             162,400      6,181,350
--------------------------------------------------------------
Stewart Enterprises, Inc.-Class A       210,800      4,690,300
--------------------------------------------------------------
Trammell Crow Co.(a)                     28,400        795,200
--------------------------------------------------------------
                                                    13,859,600
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.52%

SunGard Data Systems Inc.(a)             98,600      3,913,187
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.97%

Affiliated Computer Services, Inc.(a)    22,600      1,017,000
--------------------------------------------------------------
CSG Systems International, Inc.(a)       90,000      7,110,000
--------------------------------------------------------------
DST Systems, Inc.(a)                     58,100      3,315,331
--------------------------------------------------------------
Fiserv, Inc.(a)                          56,850      2,924,221
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

NOVA Corp.(a)                           102,233   $  3,546,189
--------------------------------------------------------------
Paychex, Inc.                            89,000      4,577,937
--------------------------------------------------------------
                                                    22,490,678
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.34%

Robert Half International, Inc.(a)       58,000      2,591,875
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.41%

Corrections Corp. of America(a)         177,600      3,130,200
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.11%

MCI WorldCom, Inc.(a)                   327,963     23,531,345
--------------------------------------------------------------

TEXTILES (APPAREL)-0.48%

Tommy Hilfiger Corp.(a)                  60,200      3,612,000
--------------------------------------------------------------

TOBACCO-1.32%

Philip Morris Companies, Inc.           186,800      9,993,800
--------------------------------------------------------------

WASTE MANAGEMENT-2.22%

Allied Waste Industries, Inc.(a)        226,050      5,340,431
--------------------------------------------------------------
KTI, Inc.(a)                            210,000      4,541,250
--------------------------------------------------------------
Waste Management, Inc.                  148,920      6,943,395
--------------------------------------------------------------
                                                    16,825,076
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $419,252,775)                          679,106,593
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-1.60%

BERMUDA-0.28%

Global Crossing Ltd.
  (Telecommunications-Long Distance)(a)  47,600      2,147,950
--------------------------------------------------------------

FINLAND-0.59%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             36,700      4,420,056
--------------------------------------------------------------

NETHERLANDS-0.73%

Philips Electronics N.V.-ADR-New
  York Shares (Electrical Equipment)     81,200      5,496,225
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $7,151,112)                                   12,064,231
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
DOMESTIC CONVERTIBLE CORPORATE
  NOTES-0.25%

COMPUTERS (PERIPHERALS)-0.25%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost $677,145)   $   500,000   $  1,885,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY SECURITIES-2.62%

U.S. TREASURY BILLS(B)-2.62%
4.439%, 03/25/99(c) (Cost
  $19,844,292)                      $20,050,000   $ 19,844,292
--------------------------------------------------------------

REPURCHASE AGREEMENT(d)-4.63%

Goldman, Sachs & Co., 4.40%,
  01/04/99(e) (Cost $35,047,833)     35,047,833     35,047,833
--------------------------------------------------------------
TOTAL INVESTMENTS-98.85%                           747,947,949
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.15%                                  8,698,821
--------------------------------------------------------------
NET ASSETS-100.00%                                $756,646,770
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $481,973,157)                              $747,947,949
---------------------------------------------------------
Receivables for:
  Investments sold                             10,294,721
---------------------------------------------------------
  Fund shares sold                              6,395,594
---------------------------------------------------------
  Dividends and interest                          216,101
---------------------------------------------------------
  Variation margin                                 57,800
---------------------------------------------------------
Investment for deferred compensation plan          67,342
---------------------------------------------------------
Other assets                                       59,351
---------------------------------------------------------
    Total assets                              765,038,858
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         5,243,174
---------------------------------------------------------
  Fund shares reacquired                        1,859,671
---------------------------------------------------------
  Deferred compensation plan                       67,342
---------------------------------------------------------
Accrued advisory fees                             393,919
---------------------------------------------------------
Accrued distribution fees                         649,458
---------------------------------------------------------
Accrued transfer agent fees                        87,005
---------------------------------------------------------
Accrued operating expenses                         91,519
---------------------------------------------------------
    Total liabilities                           8,392,088
---------------------------------------------------------
Net assets applicable to shares outstanding  $756,646,770
---------------------------------------------------------

NET ASSETS:

Class A                                      $320,143,475
=========================================================
Class B                                      $428,001,840
=========================================================
Class C                                      $  8,501,455
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        16,543,648
=========================================================
Class B                                        23,350,643
=========================================================
Class C                                           464,149
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      19.35
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.35
      divided by 94.50%)                     $      20.48
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      18.33
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      18.32
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $14,769 foreign
  withholding tax)                           $  2,559,950
---------------------------------------------------------
Interest                                        3,261,372
---------------------------------------------------------
    Total investment income                     5,821,322
---------------------------------------------------------
EXPENSES:
Advisory fees                                   4,362,261
---------------------------------------------------------
Administrative services fees                       78,567
---------------------------------------------------------
Custodian fees                                     65,321
---------------------------------------------------------
Transfer agent fees-Class A                       383,508
---------------------------------------------------------
Transfer agent fees-Class B                       774,106
---------------------------------------------------------
Transfer agent fees-Class C                        10,945
---------------------------------------------------------
Trustees' fees                                     12,591
---------------------------------------------------------
Distribution fees-Class A                         701,677
---------------------------------------------------------
Distribution fees-Class B                       3,710,226
---------------------------------------------------------
Distribution fees-Class C                          42,675
---------------------------------------------------------
Other                                             225,296
---------------------------------------------------------
    Total expenses                             10,367,173
---------------------------------------------------------
Less: Expenses paid indirectly                    (12,167)
---------------------------------------------------------
    Net expenses                               10,355,006
---------------------------------------------------------
Net investment income (loss)                   (4,533,684)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        10,012,133
---------------------------------------------------------
  Futures contracts                             7,613,270
---------------------------------------------------------
  Option contracts                                 (9,052)
---------------------------------------------------------
                                               17,616,351
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       147,338,375
---------------------------------------------------------
  Foreign currencies                                   26
---------------------------------------------------------
  Futures contracts                             1,416,600
---------------------------------------------------------
                                              148,755,001
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, futures and
       option contracts                       166,371,352
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $161,837,668
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                  1998             1997
                                                              ------------     ------------
OPERATIONS:

  Net investment income (loss)                                $ (4,533,684)    $ (2,562,900)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                            17,616,351       68,573,981
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                   148,755,001       29,604,019
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       161,837,668       95,615,100
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (115,803)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (8,360,767)     (28,869,623)
-------------------------------------------------------------------------------------------
  Class B                                                      (11,756,791)     (40,478,955)
-------------------------------------------------------------------------------------------
  Class C                                                         (234,011)        (105,058)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (7,618,676)      23,238,247
-------------------------------------------------------------------------------------------
  Class B                                                       (6,948,989)      64,250,779
-------------------------------------------------------------------------------------------
  Class C                                                        6,185,419        1,318,691
-------------------------------------------------------------------------------------------
    Net increase in net assets                                 133,103,853      114,853,378
-------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          623,542,917      508,689,539
-------------------------------------------------------------------------------------------
  End of period                                               $756,646,770     $623,542,917
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $494,529,257     $499,110,813
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (71,168)         (34,200)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                    (4,913,364)       6,119,260
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           267,102,045      118,347,044
-------------------------------------------------------------------------------------------
                                                              $756,646,770     $623,542,917
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Select Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in the common stocks of established medium-to-large size companies with prospects for above-average, long-term earnings growth. Realization of current income is an incidental consideration.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and paid annually. On December 31, 1998 additional paid-in capital was increased by $3,800,690, undistributed net investment income was increased by $4,496,716 and undistributed net realized gains was decreased by $8,297,406 as a result of equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $78,567 for such services.
    The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, AFS was paid $666,866 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $701,677, $3,710,226 and $42,675, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $136,229 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $105,783 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the year ended December 31, 1998, the Fund paid legal fees of $4,830 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $7,306 and $4,861, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $12,167 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $400,007,825 and $403,676,609, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $273,731,588
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (8,010,915)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $265,720,673
=========================================================

Cost of investments for tax purposes is $482,227,276.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               31,005,519   $ 526,456,274    14,466,946   $ 234,213,923
--------------------------------------------------------------------------------
  Class B                5,430,217      86,111,821     7,100,475     113,053,525
--------------------------------------------------------------------------------
  Class C*                 569,912       9,220,769       104,003       1,760,456
--------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  444,090       7,953,651     1,802,991      27,333,257
--------------------------------------------------------------------------------
  Class B                  649,261      11,017,972     2,600,309      37,704,454
--------------------------------------------------------------------------------
  Class C*                  13,022         220,846         6,820          98,891
--------------------------------------------------------------------------------
Reacquired:
  Class A              (31,896,692)   (542,028,601)  (14,695,429)   (238,308,933)
--------------------------------------------------------------------------------
  Class B               (6,508,718)   (104,078,782)   (5,524,470)    (86,507,200)
--------------------------------------------------------------------------------
  Class C*                (198,182)     (3,256,196)      (31,426)       (540,656)
--------------------------------------------------------------------------------
                          (491,571)  $  (8,382,246)    5,830,219   $  88,807,717
================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-OPEN FUTURES CONTRACTS

On December 31, 1998, $1,020,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                       NUMBER OF                       UNREALIZED
      CONTRACTS        CONTRACTS   MONTH/COMMITMENT   APPRECIATION
      ---------        ---------   ----------------   ------------
S&P 500 Index             68         March 99/Buy      $1,127,100

NOTE 9-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the year ended December 31, 1998 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                      ----------------------
                                      NUMBER OF    PREMIUMS
                                      CONTRACTS    RECEIVED
                                      ---------   ----------
Beginning of period                        --     $       --
------------------------------------------------------------
Written                                 2,056      1,225,702
------------------------------------------------------------
Closed                                   (478)      (188,956)
------------------------------------------------------------
Exercised                              (1,329)      (971,846)
------------------------------------------------------------
Expired                                  (249)       (64,900)
------------------------------------------------------------
End of period                              --     $       --
------------------------------------------------------------


NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                1998           1997        1996        1995        1994
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  15.67       $  14.78    $  13.05    $  10.32    $  11.32
------------------------------------------------------------  --------       --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                                    (0.04)          0.01(a)     0.07        0.02(a)       --
------------------------------------------------------------  --------       --------    --------    --------    --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                    4.24           2.82        2.34        3.50       (0.57)
------------------------------------------------------------  --------       --------    --------    --------    --------
   Total from investment operations                               4.20           2.83        2.41        3.52       (0.57)
------------------------------------------------------------  --------       --------    --------    --------    --------
Less distributions:
 Dividends from net investment income                               --          (0.01)         --          --          --
------------------------------------------------------------  --------       --------    --------    --------    --------
 Distributions from net realized gains                           (0.52)         (1.93)      (0.68)      (0.79)      (0.43)
------------------------------------------------------------  --------       --------    --------    --------    --------
   Total distributions                                           (0.52)         (1.94)      (0.68)      (0.79)      (0.43)
------------------------------------------------------------  --------       --------    --------    --------    --------
Net asset value, end of period                                $  19.35       $  15.67    $  14.78    $  13.05    $  10.32
============================================================  ========       ========    ========    ========    ========
Total return(b)                                                  27.09%         19.54%      18.61%      34.31%      (4.99)%
============================================================  ========       ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $320,143       $266,168    $227,882    $168,217    $123,271
============================================================  ========       ========    ========    ========    ========
Ratio of expenses to average net assets                           1.11%(c)       1.13%()     1.18%       1.28%       1.22%
============================================================  ========       ========    ========    ========    ========
Ratio of net investment income to average net assets             (0.22)%(c)      0.04%()     0.46%       0.20%       0.02%
============================================================  ========       ========    ========    ========    ========
Portfolio turnover rate                                             68%           110%         97%         87%        201%
============================================================  ========       ========    ========    ========    ========

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c)  Ratios are based on average net assets of $280,671,673.

                                                                   CLASS B                                    CLASS C
                                          ----------------------------------------------------------    --------------------
                                            1998          1997        1996        1995        1994        1998        1997
                                          --------      --------    --------    --------    --------    --------    --------
Net asset value, beginning of period      $  14.98      $  14.32    $  12.77    $  10.21    $  11.31    $  14.98    $  17.65
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)                (0.17)        (0.13)(a)    (0.05)     (0.08)(a)    (0.06)     (0.17)(a)    (0.04)(a)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
 Net gains (losses) on securities (both
   realized and unrealized)                   4.04          2.72        2.28        3.43       (0.61)       4.03       (0.70)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
    Total from investment operations          3.87          2.59        2.23        3.35       (0.67)       3.86       (0.74)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Less distributions:
 Distributions from net realized gains       (0.52)        (1.93)      (0.68)      (0.79)      (0.43)      (0.52)      (1.93)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
    Total distributions                      (0.52)        (1.93)      (0.68)      (0.79)      (0.43)      (0.52)      (1.93)
----------------------------------------- --------      --------    --------    --------    --------    --------    --------
Net asset value, end of period            $  18.33      $  14.98    $  14.32    $  12.77    $  10.21    $  18.32    $  14.98
========================================= ========      ========    ========    ========    ========    ========    ========
Total return(b)                              26.13%        18.50%      17.60%      33.00%      (5.88)%     26.07%      (3.86)%
========================================= ========      ========    ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $428,002      $356,186    $280,807    $138,034    $ 38,448    $  8,501    $  1,189
========================================= ========      ========    ========    ========    ========    ========    ========
Ratio of expenses to average net assets       1.93%(c)      1.99%       2.03%       2.13%       2.18%       1.93%(c)    1.95%(d)
========================================= ========      ========    ========    ========    ========    ========    ========
Ratio of net investment income (loss) to
 average net assets                          (1.04)%(c)    (0.82)%     (0.39)%     (0.65)%     (0.94)%     (1.04)%(c)  (0.77)%(d)
========================================= ========      ========    ========    ========    ========    ========    ========
Portfolio turnover rate                         68%          110%         97%         87%        201%         68%        110%
========================================= ========      ========    ========    ========    ========    ========    ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $371,022,634 and $4,267,476 for Class B and Class C, respectively.
(d)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                           We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                           In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-86.11%

AIRLINES-0.39%

Continental Airlines, Inc.(a)       2,172,100   $    72,765,350
---------------------------------------------------------------

AUTOMOBILES-0.21%

Ford Motor Co.                        675,000        39,614,062
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.54%

Chase Manhattan Corp. (The)         4,250,000       289,265,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.66%

Comcast Corp.-Class A               1,600,000        93,900,000
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              6,083,700       420,535,763
---------------------------------------------------------------
MediaOne Group Inc.(a)              7,600,000       357,200,000
---------------------------------------------------------------
                                                    871,635,763
---------------------------------------------------------------

BUILDING MATERIALS-0.49%

Masco Corp.                         3,200,000        92,000,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.09%

Comverse Technology, Inc.(a)        1,939,500       137,704,500
---------------------------------------------------------------
Lucent Technologies, Inc.             600,000        66,000,000
---------------------------------------------------------------
                                                    203,704,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.11%

Dell Computer Corp.(a)              3,750,000       274,453,125
---------------------------------------------------------------
International Business Machines
  Corp.                               600,000       110,850,000
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           2,300,000       196,937,500
---------------------------------------------------------------
                                                    582,240,625
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.64%

Cisco Systems, Inc.(a)              3,300,000       306,281,250
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.95%

EMC Corp.(a)                        1,500,000       127,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                             500,000        50,250,000
---------------------------------------------------------------
                                                    177,750,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-6.84%

BMC Software, Inc.(a)               5,500,000       245,093,750
---------------------------------------------------------------
Computer Sciences Corp.(a)          2,900,000       186,868,750
---------------------------------------------------------------
Microsoft Corp.(a)                  2,850,000       395,259,375
---------------------------------------------------------------
Sterling Commerce, Inc.(a)          2,400,000       108,000,000
---------------------------------------------------------------
Unisys Corp.(a)                    10,000,000       344,375,000
---------------------------------------------------------------
                                                  1,279,596,875
---------------------------------------------------------------

CONSUMER FINANCE-1.02%

MBNA Corp.                          1,800,000        44,887,500
---------------------------------------------------------------
Providian Financial Corp.           1,950,000       146,250,000
---------------------------------------------------------------
                                                    191,137,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.07%

Cardinal Health, Inc.                 167,100   $    12,678,712
---------------------------------------------------------------

ELECTRIC COMPANIES-0.13%

Wisconsin Energy Corp.                791,100        24,870,206
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.75%

General Electric Co.                3,200,000       326,600,000
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.12%

Waters Corp.(a)                       250,000        21,812,500
---------------------------------------------------------------

ENTERTAINMENT-3.08%

Time Warner Inc.                    9,300,000       577,181,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.73%

Ambac Financial Group, Inc.         1,100,000        66,206,250
---------------------------------------------------------------
American Express Co.                1,500,000       153,375,000
---------------------------------------------------------------
American General Corp.              1,300,000       101,400,000
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                     5,600,000       237,300,000
---------------------------------------------------------------
Citigroup Inc.                      1,400,000        69,300,000
---------------------------------------------------------------
Fannie Mae                          3,700,000       273,800,000
---------------------------------------------------------------
Freddie Mac                         4,954,200       319,236,263
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                      550,000        39,050,000
---------------------------------------------------------------
                                                  1,259,667,513
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.78%

Bristol-Myers Squibb Co.            2,150,000       287,696,875
---------------------------------------------------------------
Warner-Lambert Co.                    600,000        45,112,500
---------------------------------------------------------------
                                                    332,809,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.34%

Watson Pharmaceuticals, Inc.(a)     1,000,000        62,875,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.01%

Merck & Co., Inc.                   1,100,000       162,456,250
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.           10,373,400       587,393,775
---------------------------------------------------------------
                                                    749,850,025
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.94%

Allegiance Corp.                    1,200,000        55,950,000
---------------------------------------------------------------
Guidant Corp.                       6,900,000       760,725,000
---------------------------------------------------------------
Medtronic, Inc.                     1,450,000       107,662,500
---------------------------------------------------------------
                                                    924,337,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.53%

Alza Corp.(a)                       1,900,000        99,275,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-2.08%

Colgate-Palmolive Co.               4,200,000       390,075,000
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
INSURANCE (LIFE/HEALTH)-0.33%

Provident Companies, Inc.           1,500,000   $    62,250,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-4.32%

Ace, Ltd.                           2,578,600        88,800,538
---------------------------------------------------------------
American International Group,
  Inc.                              6,500,000       628,062,500
---------------------------------------------------------------
Hartford Financial Services
  Group Inc. (The)                  1,663,800        91,301,025
---------------------------------------------------------------
                                                    808,164,063
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.09%

Allstate Corp. (The)                2,750,000       106,218,750
---------------------------------------------------------------
EXEL Ltd.-Class A                   2,225,000       166,875,000
---------------------------------------------------------------
Progressive Corp.                     700,000       118,562,500
---------------------------------------------------------------
                                                    391,656,250
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.21%

Merrill Lynch & Co., Inc.(b)          599,500        40,016,625
---------------------------------------------------------------

LODGING-HOTELS-2.28%

Carnival Corp.                      6,650,000       319,200,000
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.        2,900,000       107,300,000
---------------------------------------------------------------
                                                    426,500,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.61%

Tyco International Ltd.             4,000,000       301,750,000
---------------------------------------------------------------

NATURAL GAS-1.01%

El Paso Energy Corp.                1,300,000        45,256,250
---------------------------------------------------------------
Enron Corp.                         1,700,000        97,006,250
---------------------------------------------------------------
Williams Companies, Inc. (The)      1,500,000        46,781,250
---------------------------------------------------------------
                                                    189,043,750
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.24%

Amoco Corp.                           750,000        45,281,250
---------------------------------------------------------------

PERSONAL CARE-1.08%

Avon Products, Inc.                 4,550,000       201,337,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.70%

Xerox Corp.                         2,700,000       318,600,000
---------------------------------------------------------------

PUBLISHING-0.31%

Dow Jones & Co., Inc.               1,200,000        57,750,000
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.26%

New York Times Co.-Class A
  (The)                             1,400,000        48,562,500
---------------------------------------------------------------

RAILROADS-0.26%

Kansas City Southern
  Industries, Inc.                  1,000,000        49,187,500
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.82%

Lowe's Companies, Inc.              3,000,000       153,562,500
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.21%

Federated Department Stores,
  Inc.(a)                             900,000        39,206,250
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (FOOD CHAINS)-2.11%

Albertson's, Inc.                     500,000   $    31,843,750
---------------------------------------------------------------
Kroger Co.(a)                       3,079,600       186,315,800
---------------------------------------------------------------
Safeway, Inc.(a)                    2,905,700       177,066,094
---------------------------------------------------------------
                                                    395,225,644
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-5.15%

Costco Companies, Inc.(a)           3,100,000       223,781,250
---------------------------------------------------------------
Dayton Hudson Corp.                 6,600,000       358,050,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.               4,700,000       382,756,250
---------------------------------------------------------------
                                                    964,587,500
---------------------------------------------------------------

SERVICES (ADVERTISING & MARKETING)-1.60%

Omnicom Group, Inc.                 5,156,000       299,048,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.36%

Stewart Enterprises, Inc.-Class
  A                                 3,000,000        66,750,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.64%

SunGard Data Systems Inc.(a)        3,023,600       119,999,125
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.37%

Ceridian Corp.(a)                     400,000        27,925,000
---------------------------------------------------------------
Equifax, Inc.                       1,200,000        41,025,000
---------------------------------------------------------------
                                                     68,950,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.60%

AirTouch Communications,
  Inc.(a)                           4,150,000       299,318,750
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-5.74%

MCI WorldCom, Inc.(a)              14,972,543     1,074,279,961
---------------------------------------------------------------

TELEPHONE-1.35%

BellSouth Corp.                     2,900,000       144,637,500
---------------------------------------------------------------
SBC Communications, Inc.            2,000,000       107,250,000
---------------------------------------------------------------
                                                    251,887,500
---------------------------------------------------------------

TOBACCO-1.07%

Philip Morris Companies, Inc.       3,750,000       200,625,000
---------------------------------------------------------------

WASTE MANAGEMENT-1.89%

Waste Management, Inc.              7,599,998       354,349,907
---------------------------------------------------------------
    Total Domestic Common
      Stocks (Cost
      $10,797,450,533)                           16,115,913,206
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.68%

CANADA-0.40%

Royal Bank of Canada
  (Banks-Major Regional)            1,500,000        75,049,020
---------------------------------------------------------------

FINLAND-3.55%

Nokia Oyj A.B.-Class A
  (Communications Equipment)           23,000         2,797,998
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINLAND-(CONTINUED)

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        5,500,000   $   662,406,250
---------------------------------------------------------------
                                                    665,204,248
---------------------------------------------------------------

SWEDEN-0.26%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                        2,000,000        47,875,000
---------------------------------------------------------------

UNITED KINGDOM-0.47%

British Petroleum Co. PLC-ADR
  (Oil-International
  Integrated)                         500,000        44,812,500
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                        7,000,000        42,548,787
---------------------------------------------------------------
                                                     87,361,287
---------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests
      (Cost $545,076,752)                           875,489,555
---------------------------------------------------------------

MASTER NOTE AGREEMENT-0.21%

Merrill Lynch Mortgage Capital,
  Inc., 5.78%, 08/16/99(c)
  (Cost $40,000,000)             $ 40,000,000   $    40,000,000
---------------------------------------------------------------

TIME DEPOSIT-2.05%

SunTrust Bank of Atlanta,
  4.00%, 01/04/99 (Cost
  $382,984,564)                   382,984,564       382,984,564
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS(d)-7.18%

Bear Stearns & Co., Inc.,
  4.85%(e)                       $292,000,000   $   292,000,000
---------------------------------------------------------------
Credit Suisse First Boston
  Corp., 5.00%, 01/04/99(f)       105,000,000       105,000,000
---------------------------------------------------------------
Dean Witter Reynolds, Inc.,
  5.00%, 01/04/99(g)              255,000,000       255,000,000
---------------------------------------------------------------
Deutsche Morgan Grenfel Inc.,
  5.00%(h)                        200,000,000       200,000,000
---------------------------------------------------------------
First Chicago Capital Markets,
  Inc., 5.04%, 01/04/99(i)          5,949,388         5,949,388
---------------------------------------------------------------

Goldman, Sachs & Co., 5.00%,

  01/04/99(j)                     400,000,000       400,000,000
---------------------------------------------------------------
Greenwich Capital Markets,
  Inc., 4.10%, 01/04/99(k)         40,000,000        40,000,000
---------------------------------------------------------------
SBC Warburg Dillon Read Inc.,
  4.75%, 01/04/99(l)               45,964,800        45,964,800
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $1,343,914,188)                       1,343,914,188
---------------------------------------------------------------

TOTAL INVESTMENTS-100.23%                        18,758,301,513

---------------------------------------------------------------

LIABILITIES LESS OTHER ASSETS-(0.23)%               (43,045,043)

---------------------------------------------------------------

NET ASSETS-100.00%                              $18,715,256,470

================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon two days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $354,763,000 U.S. Government obligations, 0% to 8.65% due 01/15/99 to 06/11/18 with an aggregate market value at 12/31/98 of $360,262,932.
(f) Joint repurchase agreement entered into 12/31/98 with a maturing value of $150,083,333. Collateralized by $140,222,000 U.S. Government obligations, 5.50% to 8.125% due 02/02/01 to 08/15/28 with an aggregate market value at 12/31/98 of $155,433,051.
(g) Joint repurchase agreement entered into 12/31/98 with a maturing value of $300,166,667. Collateralized by a $304,116,000 U.S. Government obligation, 0% due 11/04/03 with a market value at 12/31/98 of $306,000,953.
(h) Open repurchase agreement entered into 10/02/97. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $373,807,171 U.S. Government obligations, 6.132% to 7.077% due 09/01/33 to 07/01/34 with an aggregate market value at 12/31/98 of $204,000,000.
(i) Joint repurchase agreement entered into 12/31/98 with a maturing value of $485,271,600. Collateralized by $500,177,000 U.S. Government obligations, 0% to 5.86% due 02/09/99 to 04/28/03 with an aggregate market value at 12/31/98 of $494,702,672.
(j) Repurchase agreement entered into 12/31/98 with a maturing value of $400,222,222. Collateralized by $902,636,386 U.S. Government obligations, 5.886% to 7.889% due 07/01/19 to 02/01/38 with an aggregate market value at 12/31/98 of $408,000,000.
(k) Repurchase agreement entered into 12/31/98 with a maturing value of $40,018,222. Collateralized by $41,294,406 U.S. Government obligations, 5.50% to 9.50% due 12/01/08 to 12/01/28 with an aggregate market value at 12/31/98 of $40,803,888.
(l) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt
CAD - Canadian Dollar
FIM - Finnish Marka
GBP - British Pound Sterling
SEK - Swedish Krona

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $13,109,426,037)                         $18,758,301,513
----------------------------------------------------------
Foreign currencies, at value (cost
  $6,184)                                            6,108
----------------------------------------------------------
Receivables for:
  Investments sold                              17,364,690
----------------------------------------------------------
  Fund shares sold                              34,930,383
----------------------------------------------------------
  Dividends and interest                         7,931,517
----------------------------------------------------------
Forward contracts                                5,466,427
----------------------------------------------------------
Investment for deferred compensation plan          134,758
----------------------------------------------------------
Other assets                                       343,720
----------------------------------------------------------
    Total assets                            18,824,479,116
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         34,538,469
----------------------------------------------------------
  Fund shares reacquired                        45,628,894
----------------------------------------------------------
  Deferred compensation plan                       134,758
----------------------------------------------------------
Forward contracts                                  923,264
----------------------------------------------------------
Options written (Premiums received
  $1,254,474)                                    1,141,844
----------------------------------------------------------
Accrued advisory fees                            9,079,319
----------------------------------------------------------
Accrued distribution fees                       15,591,465
----------------------------------------------------------
Accrued transfer agent fees                        929,692
----------------------------------------------------------
Accrued trustees' fees                              22,091
----------------------------------------------------------
Accrued operating expenses                       1,232,850
----------------------------------------------------------
    Total liabilities                          109,222,646
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $18,715,256,470
----------------------------------------------------------

NET ASSETS:

Class A                                    $ 8,823,093,519
==========================================================
Class B                                    $ 9,680,068,386
==========================================================
Class C                                    $   212,094,565
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        219,528,926
==========================================================
Class B                                        246,662,868
==========================================================
Class C                                          5,402,874
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         40.19
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $40.19 divided
    by  94.50%)                            $         42.53
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         39.24
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         39.26
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $3,464,586 foreign
  withholding tax)                          $  126,900,270
----------------------------------------------------------
Interest                                        71,253,935
----------------------------------------------------------
    Total investment income                    198,154,205
----------------------------------------------------------

EXPENSES:

Advisory fees                                   98,360,939
----------------------------------------------------------
Administrative services fees                       323,939
----------------------------------------------------------
Custodian fees                                     918,751
----------------------------------------------------------
Distribution fees -- Class A                    19,005,948
----------------------------------------------------------
Distribution fees -- Class B                    79,819,281
----------------------------------------------------------
Distribution fees -- Class C                     1,114,428
----------------------------------------------------------
Trustees' fees                                     130,394
----------------------------------------------------------
Transfer agent fees -- Class A                   9,249,742
----------------------------------------------------------
Transfer agent fees -- Class B                  13,852,532
----------------------------------------------------------
Transfer agent fees -- Class C                     248,230
----------------------------------------------------------
Other                                            2,845,132
----------------------------------------------------------
    Total expenses                             225,869,316
----------------------------------------------------------
Less: Expenses paid indirectly                    (246,587)
----------------------------------------------------------
    Fees waived by advisor                      (3,423,939)
----------------------------------------------------------
    Net expenses                               222,198,790
----------------------------------------------------------
Net investment income (loss)                   (24,044,585)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES, FORWARD AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,239,384,004
----------------------------------------------------------
  Foreign currencies                               447,068
----------------------------------------------------------
  Forward contracts                            (36,087,505)
----------------------------------------------------------
  Futures contracts                              1,526,410
----------------------------------------------------------
  Option contracts written                      (7,886,317)
----------------------------------------------------------
                                             1,197,383,660
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                      3,329,000,942
----------------------------------------------------------
  Foreign currencies                               206,713
----------------------------------------------------------
  Forward contracts                              4,543,163
----------------------------------------------------------
  Option contracts written                      (4,845,758)
----------------------------------------------------------
                                             3,328,905,060
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures, forward
    and option contracts                     4,526,288,720
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $4,502,244,135
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

for the years ended December 31, 1998 and 1997

                                                                   1998                 1997
                                                              ---------------      ---------------
OPERATIONS:

  Net investment income (loss)                                $   (24,044,585)     $    20,314,716
--------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures, forward and option contracts           1,197,383,660        1,450,271,721
--------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, forward contracts and option
    contracts                                                   3,328,905,060          961,987,307
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        4,502,244,135        2,432,573,744
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (18,008,475)          (7,048,371)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (539,610,813)        (677,329,447)
--------------------------------------------------------------------------------------------------
  Class B                                                        (602,045,865)        (697,438,107)
--------------------------------------------------------------------------------------------------
  Class C                                                         (12,727,398)          (2,766,027)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         439,374,153        1,076,707,236
--------------------------------------------------------------------------------------------------
  Class B                                                       1,179,878,726        1,473,648,468
--------------------------------------------------------------------------------------------------
  Class C                                                         156,203,496           35,606,705
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                  5,105,307,959        3,633,954,201
--------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          13,609,948,511        9,975,994,310
--------------------------------------------------------------------------------------------------
  End of period                                               $18,715,256,470      $13,609,948,511
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $12,965,142,636      $11,116,186,261
--------------------------------------------------------------------------------------------------
  Undistributed net investment income                                (391,429)          17,752,405
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures, forward and option contracts              96,971,065          151,380,707
--------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, forward contracts and option contracts          5,653,534,198        2,324,629,138
--------------------------------------------------------------------------------------------------
                                                              $18,715,256,470      $13,609,948,511
--------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                             CONTRACT TO                          UNREALIZED
    SETTLEMENT        -------------------------                  APPRECIATION
       DATE             DELIVER       RECEIVE        VALUE      (DEPRECIATION)
    ----------        -----------   -----------   -----------   --------------
    2/10/99      CAD   88,000,000    57,212,826    57,517,060      (304,234)
    2/26/99      CAD    1,000,000       645,307       653,677        (8,370)
    1/19/99      FIM  519,000,000   104,150,617   101,937,707     2,212,910
    1/20/99      FIM  369,000,000    72,053,961    72,479,805      (425,844)
    1/20/99      FIM  451,000,000    88,915,869    88,586,428       329,441
    1/21/99      FIM  540,000,000   107,593,581   106,073,660     1,519,921
    1/22/99      FIM  574,000,000   113,663,523   112,758,382       905,141
    1/19/99      GBP    5,000,000     8,476,100     8,295,020       181,080
    1/20/99      GBP   17,000,000    28,407,000    28,200,478       206,522
    2/16/99      GBP   12,500,000    20,670,000    20,689,032       (19,032)
    2/18/99      GBP    5,500,000     9,193,085     9,101,747        91,338
    1/19/99      SEK   10,000,000     1,252,678     1,232,604        20,074
    2/16/99      SEK  276,000,000    33,895,829    34,061,613      (165,784)
                                    -----------   -----------     ---------
                                    646,130,376   641,587,213     4,543,163

D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are paid annually. On December 31, 1998 additional paid-in capital was increased by $73,500,000, undistributed net investment income was increased by $23,909,226 and undistributed net realized gains was decreased by $97,409,226 as a result of differing book/tax treatment of foreign currency transactions and equalization credits in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund will not purchase put options where the aggregate value of the securities underlying all such options exceeds 25% of the value of its net assets.
H. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1998, AIM voluntarily waived advisory fees in the amount of $3,423,939.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $323,939 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1998, AFS was paid $14,002,958 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $19,005,948, $79,819,281 and $1,114,428, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $4,259,204 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $1,498,642 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
    During the year ended December 31, 1998, the Fund paid legal fees of $32,680 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $174,089 and $72,498, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $246,587 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $17,711,356,448 and $16,096,656,971, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of investment securities    $5,657,577,843
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (71,716,453)
----------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $5,585,861,390
============================================================================

Cost of investments for tax purposes is $13,172,440,123.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                          1998                            1997
                                                              -----------------------------   -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   ---------------
Sold:
 Class A                                                       61,939,114   $ 2,232,305,973    56,549,515   $ 1,862,338,902
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                       44,964,399     1,587,327,551    44,494,521     1,452,059,926
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                       4,634,085       164,861,278       982,300        34,164,971
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
 Class A                                                       13,921,013       529,914,065    20,397,239       655,150,256
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                       15,274,620       567,695,520    20,756,501       656,098,487
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                         327,964        12,197,171        82,603         2,611,962
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
 Class A                                                      (64,405,244)   (2,322,845,885)  (43,852,562)   (1,440,781,922)
---------------------------------------------------------------------------------------------------------------------------
 Class B                                                      (27,805,340)     (975,144,345)  (19,618,229)     (634,509,945)
---------------------------------------------------------------------------------------------------------------------------
 Class C*                                                        (590,550)      (20,854,953)      (33,528)       (1,170,228)
---------------------------------------------------------------------------------------------------------------------------
                                                               48,260,061   $ 1,775,456,375    79,758,360   $ 2,585,962,409
===========================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call option contracts written during the year ended December 31, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             43,901     $ 19,083,250
---------------------------------------------------------------------------------------
Written                                                        152,389       86,212,411
---------------------------------------------------------------------------------------
Closed                                                         (57,500)     (30,689,449)
---------------------------------------------------------------------------------------
Exercised                                                      (78,819)     (54,836,551)
---------------------------------------------------------------------------------------
Expired                                                        (56,976)     (18,515,187)
---------------------------------------------------------------------------------------
End of period                                                    2,995     $  1,254,474
=======================================================================================

Open call option contracts written at December 31, 1998 were as follows:

                                                                         NUMBER                    DECEMBER 31,
                                                  CONTRACT    STRIKE       OF         PREMIUM          1998          UNREALIZED
                     ISSUE                         MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE     APPRECIATION
                     -----                        --------    ------    ---------    ----------    ------------    --------------
Merrill Lynch & Co., Inc.                         Jan. 99       65        2,995      $1,254,474    $ 1,141,844      $   112,630
=================================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                              1998            1997            1996          1995          1994
                                                           ----------      ----------      ----------    ----------    ----------
Net asset value, beginning of period                       $    32.42      $    29.15      $    26.81    $    21.14    $    20.82
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Income from investment operations:
 Net investment income                                           0.09            0.17            0.43(a)       0.14          0.16
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
 Net gains on securities (both realized and unrealized)         10.38            6.78            3.42          7.21          0.52
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
   Total from investment operations                             10.47            6.95            3.85          7.35          0.68
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Less distributions:
 Dividends from net investment income                           (0.09)          (0.04)          (0.41)        (0.09)        (0.16)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
 Distributions from net realized gains                          (2.61)          (3.64)          (1.10)        (1.59)        (0.20)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
   Total distributions                                          (2.70)          (3.68)          (1.51)        (1.68)        (0.36)
--------------------------------------------------------   ----------      ----------      ----------    ----------    ----------
Net asset value, end of period                             $    40.19      $    32.42      $    29.15    $    26.81    $    21.14
========================================================   ==========      ==========      ==========    ==========    ==========
Total return(b)                                                 32.76%          23.95%          14.52%        34.85%         3.28%
========================================================   ==========      ==========      ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $8,823,094      $6,745,253      $5,100,061    $3,408,952    $1,358,725
========================================================   ==========      ==========      ==========    ==========    ==========
Ratio of expenses to average net assets(c)                       1.00%(d)        1.04%           1.11%         1.12%         0.98%
========================================================   ==========      ==========      ==========    ==========    ==========
Ratio of net investment income to average net assets(e)          0.26%(d)        0.57%           1.65%         0.74%         0.92%
========================================================   ==========      ==========      ==========    ==========    ==========
Portfolio turnover rate                                           113%            137%            126%          151%          127%
========================================================   ==========      ==========      ==========    ==========    ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02%, 1.06%, 1.13% and 1.13% for 1998-1995, respectively.
(d) Ratios are based on average net assets of $7,602,379,116.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.24%, 0.55%, 1.63% and 0.73% for 1998-1995, respectively.

                                                                CLASS B                                          CLASS C
                                   -----------------------------------------------------------------     ------------------------
                                      1998           1997          1996          1995         1994         1998          1997
                                   ----------     ----------    ----------    ----------    --------     --------    ------------
Net asset value, beginning of
 period                            $    31.89      $    28.92     $    26.65    $    21.13    $  20.82   $  31.90      $ 35.60
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
Income from investment
 operations:
 Net investment income (loss)           (0.18)          (0.07)          0.20(a)      (0.01)         --      (0.19)(a)    (0.01)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
 Net gains (losses) on securities
   (both realized and unrealized)       10.14            6.68           3.38          7.12        0.51      10.16        (0.05)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
     Total from investment
       operations                        9.96            6.61           3.58          7.11        0.51       9.97        (0.06)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
Less distributions:
 Dividends from net investment
   income                                  --              --          (0.21)           --          --         --           --
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
 Distributions from net realized
   gains                                (2.61)          (3.64)         (1.10)        (1.59)      (0.20)     (2.61)       (3.64)
---------------------------------  ----------      ----------     ----------    ----------    --------   --------      -------
     Total distributions                (2.61)          (3.64)         (1.31)        (1.59)      (0.20)     (2.61)       (3.64)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Net asset value, end of period     $    39.24      $    31.89     $    28.92    $    26.65    $  21.13   $  39.26      $ 31.90
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Total return(b)                         31.70%          22.96%         13.57%        33.73%       2.46%     31.72%       (0.08)%
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                          19,680,068      $6,831,796     $4,875,933    $2,860,531    $680,119   $212,095      $32,900
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratio of expenses to average net
 assets(c)                               1.80%(d)        1.85%          1.94%         1.94%       1.90%      1.80%(d)     1.84%(f)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Ratio of net investment income
 (loss) to average net assets(e)        (0.54)%(d)      (0.24)%         0.82%       (0.08)%       0.00%     (0.54)%(d)   (0.23)%(f)
=================================  ==========      ==========     ==========    ==========    ========   ========      =======
Portfolio turnover rate                   113%            137%           126%          151%        127%       113%         137%
=================================  ==========      ==========     ==========    ==========    ========   ========      =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.82%, 1.87%, 1.96% and 1.96% for 1998-1995 for Class B, respectively, and
    1.82% and 1.86% (annualized) for 1998-1997, respectively, for Class C.
(d) Ratios are based on average net assets of $7,981,928,079 and $111,442,755 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.56)%, (0.26)%, 0.81% and (0.09)% for 1998-1995, respectively, for Class B, and (0.56)% and (0.25)% (annualized) for 1998-1997, respectively, for Class C.
(f)  Annualized.